UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05514

          Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Address of principal executive offices) (Zip code)

John McDonnell

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-651-8409

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Wilmington Enhanced Dividend Income Strategy Fund (“Enhanced Dividend Income Strategy Fund”)

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

[This Page Intentionally Left Blank]

i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the Enhanced Dividend Income Strategy Fund and Large-Cap Strategy Fund (the “Funds”), covering the Funds’ annual fiscal year of May 1, 2023, through April 30, 2024. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal year.

The economy

From May 2023 through April 2024, the United States experienced steady economic growth driven by robust consumer spending, strong business investment, and supportive government policies. The labor market showed signs of normalization and unemployment reached historically low levels. However, there were challenges including inflationary pressure which remained sticky (specifically within housing and auto insurance) prompting policymakers to push back on rate cut expectations. In fact, the Federal Reserve (the “Fed”) raised interest rates twice during the period with the Fed Funds upper bound increasing 50 basis points1 to 5.5%. The beleaguered U.S. manufacturing sector finally showed signs of improvement, reaching an expansionary level (as measured by the ISM Manufacturing Index) for the first time in 16 months. The services sector, which accounts for two-thirds of the economy, remained in expansionary territory for the duration of the period, a testament to the U.S. economy’s resilience in navigating a higher interest rate environment and volatile geopolitical landscape.

Bond markets

Rates pushed higher during the fiscal year as uncertainty around inflation persisted and investors became more pessimistic about the degree to which the Fed would be able to ease policy. The benchmark 10-year Treasury yield rose 110 basis points while the two-year yield advanced around 90 basis points during the period. Volatility in the bond market subsided following the banking turmoil in March 2023 as the MOVE index, a common bond market volatility gauge, dropped closer to its five-year average. Corporate credit spreads also continued to compress, to the benefit of high yield issuers, as companies remained on strong financial footing overall. The yield curve remained inverted, most notably at two critical points: the 10y-minus-2y and the 10y-minus-3m portions of the curve. Overall, there was a wide degree of performance dispersion in the bond market, as the Bloomberg U.S. Aggregate Bond Index declined -1.5% while the Bloomberg U.S. Corporate High Yield Bond Index returned +9.0%.

For the 12-month period May 1, 2023 to April 30, 2024, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]
-2.80%	-1.47%	0.76%	2.08%	9.02%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

It was a strong year for U.S. large-cap equities as the S&P 500 Index advanced +22.7% while notching several new all-time high levels. The communication services and technology sectors powered the index higher as generative AI remained a major theme for investors and the “Magnificent 7” index8 advanced +60.4%.

Returns in international markets were less robust as the MSCI EAFE Index and MSCI Emerging Markets Index ended the year up +9.3% and +9.9%, respectively. In emerging markets, China weighed heavily on the index as deflationary pressures became increasingly embedded in both the consumer and producer sides of the economy. Concerns around the ailing property sector also led to an exodus of foreign capital out of the country.

Geopolitics also made several headlines during the year, with implications for the commodity market. Notably, in October, the terrorist group, Hamas, attacked Israel, sparking a major conflict in the Gaza Strip. Oil prices surged, with Brent crude reaching nearly $100 a barrel, following fears of a wider escalation across the Middle East and as Houthi rebels (a Yemeni extremist group) attacked ships in the Red Sea.

PRESIDENT’S MESSAGE / April 30, 2024 (unaudited)

ii

Metals, both industrial and precious, were another major storyline during the year as copper (+16.5%) and gold (+15.3%) delivered their best performances in recent history. Copper prices benefitted from the build out of data centers and the United States’ green energy transition. Lastly, cryptocurrencies were one of the best performing asset classes during the year as Bitcoin surged over +100% and notched a new all-time high (of roughly $73,500) after the SEC approved the first spot-Bitcoin ETFs (prices ended the year around $60,000).

For the 12-month period May 1, 2023 to April 30, 2024, certain stock market indices performed as follows:

S&P 500® Index[9]	Russell 2000® Index[10]	MSCI EAFE (Net) Index[11]	MSCI Emerging Markets (Net) Index[12]

22.66%	13.32%	9.28%	9.88%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Sincerely,

Eric W. Taylor, CFA

President

May 15, 2024

April 30, 2024 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The “Magnificent 7” index refers to the 7 most influential stocks in the S&P 500 index. These stocks, including NVIDIA, Meta Platforms, Tesla, Amazon, Alphabet, Microsoft, and Apple, have dominated the market, driving significant gains in the major indexes.

9.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

10.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 5% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $9.7 million to $11.4 billion.

11.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

12.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 24 Emerging Markets countries:, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2024 (unaudited)

1

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2024, Wilmington Enhanced Dividend Income Strategy Fund (the “Fund”) had a total return of 10.52%* for Class A shares and 10.67%* for Class I shares, versus its benchmark, the Russell 1000® Value Index**, which had a total return of 13.42%.

The Fund seeks to achieve a high level of total return consistent with a moderate level of risk, with added emphasis on providing an attractive level of current income. The Fund invests at least 80% of the value of its net assets in securities that produce dividend income. The Fund’s strategy targets a portfolio level dividend yield of two times the S&P 500 dividend yield and seeks capital appreciation over a multi-year investment horizon principally through investment in U.S. large-cap stocks, while maintaining low volatility versus the broader U.S. large-cap equity market.

Inflation fears subsided as key indicators began to show meaningful improvement. As of April 2024, the annual inflation rate, as measured by the Consumer Price Index (“CPI”), stood at 3.4%, down from the peak of 9.1% in June of 2022. While these metrics remain above the Federal Reserve’s (the “Fed”) 2% target rate, the Fed appears confident in the trajectory of inflation and is expected to begin lowering its benchmark rate later in calendar year 2024.

Higher dividend yielding stocks significantly trailed the broader equity market as inflation remained above the Fed’s target level. Sector allocation and stock selection results also detracted from the Fund’s relative performance. Information Technology was the top relative performing sector aided by increased investment in Artificial Intelligence (“AI”) spending. Conversely, financials lagged as regional banks were under pressure following the sudden collapse of Silicon Valley Bank.

As we navigate the current market volatility, we’ll continue to pursue our goals for your Fund, which is to achieve a high level of total return consistent with a moderate level of risk, with added emphasis on providing an attractive level of current income.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A shares was 4.43%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

April 30, 2024 (unaudited) / ANNUAL REPORT

2

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Enhanced Dividend Income Strategy Fund2 from April 30, 2014 to April 30, 2024 compared to the Russell 1000® Value Index.3

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $100,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was 4.43%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/24

	1 Year	5 Years	10 Years

Class A^	4.43%	5.29%	4.94%

Class I	10.67%	6.76%	5.79%

Russell 1000® Value Index[3]	13.42%	8.60%	8.43%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.76% and 0.75%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.26% and 0.50%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]	The Fund changed its investment strategy on August 31, 2017 and on November 17, 2021. Performance for the periods shown prior to November 17, 2021 is based on prior investment strategies.

[3]

The performance for the Russell 1000® Value Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented indices are unmanaged.

ANNUAL REPORT / April 30, 2024 (unaudited)

3

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2024, Wilmington Large-Cap Strategy Fund (the “Fund”) had a total net return of 22.55%* for Class I Shares, versus its benchmark, the Russell 1000® Index**, which had a total return of 22.82%.

The Fund performed in line with the benchmark, the Russell 1000. Over the last year, the Fund has maintained a neutral position relative to the benchmark. The slight underperformance was attributable to cash position.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

April 30, 2024 (unaudited) / ANNUAL REPORT

4

WILMINGTON LARGE-CAP STRATEGY FUND

The graph below illustrates the hypothetical investment of $100,0001 in Class I of the Wilmington Large-Cap Strategy Fund from April 30, 2014 to April 30, 2024, compared to the Russell 1000® Index.2

        VALUE OF A HYPOTHETICAL $100,000 INVESTMENT

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/24

	1 Year	5 Years	10 Years

Class I^	22.55%	12.71%	12.11%

Russell 1000® Index[2]	22.82%	12.87%	12.14%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.37% and 0.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]	Represents a hypothetical investment of $100,000 in Class I and assumes the reinvestment of all dividends and distributions.

[2]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. Please note that an investor cannot invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2024 (unaudited)

5

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 to April 30, 2024.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2024.

	Beginning Account Value 11/01/23	Ending Account Value 4/30/24	Expenses Paid During Period(1)	Annualized Net Expense Ratio

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND
Actual
Class A	$1,000.00	$1,179.10	$4.06	0.75%
Class I	$1,000.00	$1,180.50	$2.71	0.50%
Hypothetical (assuming a 5% return before expenses)
Class A	$1,000.00	$1,021.13	$3.77	0.75%
Class I	$1,000.00	$1,022.38	$2.51	0.50%

WILMINGTON LARGE-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$1,210.30	$1.37	0.25%
Hypothetical (assuming a 5% return before expenses)
Class I	$1,000.00	$1,023.62	$1.26	0.25%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

April 30, 2024 (unaudited) / ANNUAL REPORT

6

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Enhanced Dividend Income Strategy Fund

At April 30, 2024, the Fund’s sector classifications were as follows:

	Percentage of Total Net Assets
Common Stocks
Financials	20.4%
Information Technology	14.0%
Health Care	12.8%
Industrials	12.5%
Consumer Staples	9.8%
Energy	8.9%
Real Estate	5.8%
Consumer Discretionary	4.4%
Utilities	4.4%
Materials	3.7%
Communication Services	2.0%
Cash Equivalents(1)	1.5%
Repurchase Agreements	0.0	%(2)
Other Assets and Liabilities - Net(3)	(0.2)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Represents less than 0.05%.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2024

Description	Number of Shares	Value

COMMON STOCKS – 98.7%

COMMUNICATION SERVICES – 2.0%

MEDIA – 2.0%
Omnicom Group, Inc.	15,630	$1,451,089

TOTAL COMMUNICATION SERVICES		$1,451,089

CONSUMER DISCRETIONARY – 4.4%

HOTELS, RESTAURANTS & LEISURE – 2.7%
McDonald’s Corp.	3,320	906,493
Restaurant Brands International, Inc.	1	76
Starbucks Corp.	12,075	1,068,516

		$1,975,085

SPECIALTY RETAIL – 1.7%
Home Depot, Inc. (The)	3,825	1,278,392

TOTAL CONSUMER DISCRETIONARY		$3,253,477

CONSUMER STAPLES – 9.8%

BEVERAGES – 1.8%
PepsiCo., Inc.	7,725	1,358,905

FOOD PRODUCTS – 1.6%
Conagra Brands, Inc.	37,725	1,161,176

Description	Number of Shares	Value

HOUSEHOLD PRODUCTS – 2.6%
Procter & Gamble Co. (The)	12,075	$1,970,640

PERSONAL CARE PRODUCTS – 2.0%
Unilever PLC, ADR	28,000	1,451,800

TOBACCO – 1.8%
Philip Morris International, Inc.	14,075	1,336,280

TOTAL CONSUMER STAPLES		$7,278,801

ENERGY – 8.9%

OIL, GAS & CONSUMABLE FUELS – 8.9%
Chevron Corp.	13,800	2,225,526
ConocoPhillips	7,650	960,993
Exxon Mobil Corp.	14,115	1,669,381
Valero Energy Corp.	11,140	1,780,952

TOTAL ENERGY		$6,636,852

FINANCIALS – 20.4%

BANKS – 11.7%
Bank of America Corp.	80,375	2,974,679
JPMorgan Chase & Co.	18,875	3,619,092
Regions Financial Corp.	50,375	970,726

ANNUAL REPORT / April 30, 2024

7	PORTFOLIOS OF INVESTMENTS

Wilmington Enhanced Dividend Income Strategy Fund (continued)

Description	Number of Shares	Value

Toronto-Dominion Bank (The)	19,250	$1,141,910

		$8,706,407

CAPITAL MARKETS – 4.4%
BlackRock, Inc.	1,945	1,467,775
Morgan Stanley	19,975	1,814,529

		$3,282,304

INSURANCE – 4.3%
MetLife, Inc.	23,975	1,704,143
Old Republic International Corp.	50,500	1,507,930

		$3,212,073

TOTAL FINANCIALS		$15,200,784

HEALTH CARE – 12.8%

BIOTECHNOLOGY – 3.7%
AbbVie, Inc.	9,450	1,536,948
Amgen, Inc.	4,490	1,229,990

		$2,766,938

HEALTH CARE EQUIPMENT & SUPPLIES – 1.5%
Medtronic PLC	13,500	1,083,240

HEALTH CARE PROVIDERS & SERVICES – 1.7%
CVS Health Corp.	18,315	1,240,109

PHARMACEUTICALS – 5.9%
Johnson & Johnson	11,750	1,698,933
Merck & Co., Inc.	13,775	1,780,005
Pfizer, Inc.	36,850	944,097

		$4,423,035

TOTAL HEALTH CARE		$9,513,322

INDUSTRIALS – 12.5%

AEROSPACE & DEFENSE – 3.1%
Lockheed Martin Corp.	4,985	2,317,676

AIR FREIGHT & LOGISTICS – 2.6%
United Parcel Service, Inc., Class B	13,050	1,924,614

BUILDING PRODUCTS – 2.5%
Johnson Controls International PLC	28,925	1,882,150

ELECTRICAL EQUIPMENT – 2.4%
nVent Electric PLC	24,350	1,754,904

MACHINERY – 1.9%
Caterpillar, Inc.	4,350	1,455,380

TOTAL INDUSTRIALS		$9,334,724

INFORMATION TECHNOLOGY – 14.0%

COMMUNICATIONS EQUIPMENT – 2.3%
Cisco Systems, Inc.	36,450	1,712,421

IT SERVICES – 2.0%
International Business Machines Corp.	8,815	1,465,053

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 9.7%
Broadcom, Inc.	2,515	3,270,179
QUALCOMM, Inc.	15,400	2,554,090

Description	Number of Shares	Value

Texas Instruments, Inc.	8,170	$1,441,351

		$7,265,620

TOTAL INFORMATION TECHNOLOGY		$10,443,094

MATERIALS – 3.7%

CHEMICALS – 3.7%
Air Products & Chemicals, Inc.	5,015	1,185,245
Dow, Inc.	27,925	1,588,933

TOTAL MATERIALS		$2,774,178

REAL ESTATE – 5.8%

HEALTH CARE REITS – 1.5%
Healthpeak Properties, Inc.	59,400	1,105,434

INDUSTRIAL REITS – 1.2%
Prologis, Inc.	8,950	913,348

RESIDENTIAL REITS – 1.7%
AvalonBay Communities, Inc.	6,660	1,262,536

SPECIALIZED REITS – 1.4%
VICI Properties, Inc.	37,275	1,064,201

TOTAL REAL ESTATE		$4,345,519

UTILITIES – 4.4%

ELECTRIC UTILITIES – 4.4%
American Electric Power Co., Inc.	14,455	1,243,563
Duke Energy Corp.	10,615	1,043,030
NextEra Energy, Inc.	14,075	942,603

TOTAL UTILITIES		$3,229,196

TOTAL COMMON STOCKS (COST $60,715,321)		$73,461,036

MONEY MARKET FUND – 1.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.19%^	1,135,398	1,135,398

TOTAL MONEY MARKET FUND (COST $1,135,398)		$1,135,398

Description	Par Value

REPURCHASE AGREEMENTS – 0.0%**
Bank of America Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $19, collateralized by U.S. Government Agency Securities, 2.00% to 7.50%, maturing 10/17/25 to 8/20/63; total market value of $19.	$19	19
BNP Paribas SA, 5.32%, dated 4/30/24, due 5/01/24, repurchase price $28, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/15/31 to 5/01/54; total market value of $29.	28	28
HSBC Securities USA, Inc., 5.31%, dated 4/30/24, due 5/01/24, repurchase price $28, collateralized by U.S. Government Agency Securities, 2.50% to 3.00%, maturing 4/20/43 to 10/20/51; total market value of $29.	28	28

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	8

Wilmington Enhanced Dividend Income Strategy Fund (concluded)

Description	Par Value	Value

Nomura Securities International, Inc., 5.31%, dated 4/30/24, due 5/01/24, repurchase price $28, collateralized by U.S. Government Agency Securities, 2.00% to 7.50%, maturing 10/01/29 to 3/15/58; total market value of $29.	$28	$28
RBC Dominion Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $28, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 5.50%, maturing 5/09/24 to 2/15/54; total market value of $29.	28	28

TOTAL REPURCHASE AGREEMENTS (COST $131)		$131

TOTAL INVESTMENTS – 100.2% (COST $61,850,850)		$74,596,565
OTHER ASSETS LESS LIABILITIES – (0.2)%		(112,565)

TOTAL NET ASSETS – 100.0%		$74,484,000

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

 The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$73,461,036	$ —	$—	$73,461,036
Money Market Fund	1,135,398	—	—	1,135,398
Repurchase Agreements	—	131	—	131

Total	$74,596,434	$131	$—	$74,596,565

^	7-Day net yield.

**	Represents less than 0.05%.

The following acronyms are used throughout this Portfolio of Investments:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

9

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2024, the Fund’s sector classifications were as follows:

	Percentage of Total Net Assets
Common Stocks
Information Technology	27.9%
Financials	13.7%
Health Care	12.1%
Consumer Discretionary	10.4%
Industrials	9.7%
Communication Services	8.9%
Consumer Staples	5.8%
Energy	4.0%
Materials	2.5%
Real Estate	2.5%
Utilities	2.3%
Investment Companies	0.1%
Warrants	0.0	%(1)
Preferred Stock	0.0	%(1)
Rights	0.0	%(1)
Cash Collateral Invested for Securities on Loan(2)	0.3%
Other Assets and Liabilities - Net(3)	(0.2)%

TOTAL	100.0%

(1)	Represents less than 0.05%.
(2)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.
(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2024

Description	Number of Shares	Value

COMMON STOCKS – 99.8%

COMMUNICATION SERVICES – 8.9%

DIVERSIFIED TELECOMMUNICATION SERVICES – 0.6%
AT&T, Inc.	83,912	$1,417,274
Frontier Communications Parent, Inc.*	2,500	57,850
Iridium Communications, Inc.	1,150	35,408
Verizon Communications, Inc.	49,020	1,935,800

		$3,446,332

ENTERTAINMENT – 1.4%
AMC Entertainment Holdings, Inc., Class A*,#	4,287	12,561
Atlanta Braves Holdings, Inc., Class C*	80	2,994
Electronic Arts, Inc.	3,160	400,751
Liberty Media Corp. - Liberty Formula One, Class C*	2,585	180,873
Liberty Media Corp. - Liberty Formula One, Class A*	105	6,538
Liberty Media Corp. - Liberty Live, Class C*	535	19,966

Description	Number of Shares	Value

Liberty Media Corp. - Liberty Live, Class A*	314	$11,260
Live Nation Entertainment, Inc.*	1,870	166,262
Madison Square Garden Sports Corp.*	229	42,576
Netflix, Inc.*	5,000	2,753,200
Playtika Holding Corp.	100	725
ROBLOX Corp., Class A*	5,600	199,136
Roku, Inc.*	1,400	80,724
Spotify Technology SA*	1,620	454,313
Take-Two Interactive Software, Inc.*	1,868	266,769
TKO Group Holdings, Inc.	600	56,802
Walt Disney Co. (The)	21,433	2,381,206
Warner Bros Discovery, Inc.*	25,674	188,961

		$7,225,617

INTERACTIVE MEDIA & SERVICES – 6.0%
Alphabet, Inc., Class A*	69,450	11,305,071
Alphabet, Inc., Class C*	58,550	9,639,672
IAC, Inc.*	950	45,182
Match Group, Inc.*	3,392	104,541

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	10

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Meta Platforms, Inc., Class A	25,805	$11,100,537
Pinterest, Inc., Class A*	6,593	220,536
TripAdvisor, Inc.*	1,100	28,963
ZoomInfo Technologies, Inc.*	3,500	55,510

		$32,500,012

MEDIA – 0.7%
Cable One, Inc.#	90	35,446
Charter Communications, Inc., Class A*	1,202	307,640
Comcast Corp., Class A	45,950	1,751,154
EchoStar Corp., Class A*	437	6,988
Fox Corp., Class A#	3,526	109,341
Fox Corp., Class B	1,100	31,548
GCI Liberty, Inc. Escrow Shares*,(1)	1,461	—
Interpublic Group of Cos., Inc. (The)	4,768	145,138
Liberty Broadband Corp., Class A*	185	9,274
Liberty Broadband Corp., Class C*	1,518	75,490
Liberty Media Corp. - Liberty SiriusXM*	1,686	40,565
Liberty Media Corp. - Liberty SiriusXM, Class A*	1,243	29,906
New York Times Co. (The), Class A	1,800	77,454
News Corp., Class A	5,007	119,167
News Corp., Class B	898	22,037
Nexstar Media Group, Inc.	300	48,018
Omnicom Group, Inc.	2,290	212,604
Sirius XM Holdings, Inc.#	7,240	21,286
Trade Desk, Inc. (The), Class A*	5,200	430,820
Paramount Global, Class B	7,146	81,393

		$3,555,269

WIRELESS TELECOMMUNICATION SERVICES – 0.2%
T-Mobile US, Inc.	5,669	930,680

TOTAL COMMUNICATION SERVICES		$47,657,910

CONSUMER DISCRETIONARY – 10.4%

AUTOMOBILE COMPONENTS – 0.1%
Aptiv PLC*	3,150	223,650
BorgWarner, Inc.	3,080	100,932
Gentex Corp.	2,830	97,069
Lear Corp.	700	88,109
QuantumScape Corp.*,#	3,450	18,699

		$528,459

AUTOMOBILES – 1.3%
Ford Motor Co.	46,100	560,115
General Motors Co.	13,650	607,834
Harley-Davidson, Inc.	1,470	50,553
Lucid Group, Inc.*,#	8,850	22,568
Rivian Automotive, Inc., Class A*,#	7,400	65,860
Tesla, Inc.*	32,245	5,909,864
Thor Industries, Inc.	600	59,652

		$7,276,446

BROADLINE RETAIL – 3.6%
Amazon.com, Inc.*	105,345	18,435,375
Coupang, Inc.*	12,800	288,000
eBay, Inc.	6,040	311,302
Etsy, Inc.*	1,350	92,704
Kohl’s Corp.	1,210	28,967

Description	Number of Shares	Value

Macy’s, Inc.	2,950	$54,369
Nordstrom, Inc.	1,380	26,234
Ollie’s Bargain Outlet Holdings, Inc.*	673	49,223

		$19,286,174

DISTRIBUTORS – 0.1%
Genuine Parts Co.	1,620	254,680
LKQ Corp.	3,018	130,166
Pool Corp.	450	163,139

		$547,985

DIVERSIFIED CONSUMER SERVICES – 0.1%
ADT, Inc.	2,560	16,640
Bright Horizons Family Solutions, Inc.*	683	70,834
Grand Canyon Education, Inc.*	400	52,008
H&R Block, Inc.	1,800	85,014
Mister Car Wash, Inc.*	750	5,017
Service Corp. International	1,770	126,927

		$356,440

HOTELS, RESTAURANTS & LEISURE – 2.2%
Airbnb, Inc., Class A*	4,800	761,136
Aramark	2,733	86,117
Booking Holdings, Inc.	430	1,484,373
Boyd Gaming Corp.	750	40,133
Caesars Entertainment, Inc.*	2,410	86,326
Carnival Corp.*	11,700	173,394
Chipotle Mexican Grill, Inc.*	350	1,105,860
Choice Hotels International, Inc.#	360	42,574
Churchill Downs, Inc.	800	103,200
Darden Restaurants, Inc.	1,350	207,103
Domino’s Pizza, Inc.	400	211,708
DoorDash, Inc., Class A*	3,570	461,458
DraftKings, Inc., Class A*	4,920	204,475
Expedia Group, Inc.*	1,602	215,677
Hilton Worldwide Holdings, Inc.	2,953	582,568
Hyatt Hotels Corp., Class A	500	74,395
Las Vegas Sands Corp.	4,220	187,199
Marriott International, Inc., Class A	2,786	657,858
Marriott Vacations Worldwide Corp.	350	33,639
McDonald’s Corp.	8,499	2,320,567
MGM Resorts International*	3,110	122,658
Norwegian Cruise Line Holdings Ltd.*	4,750	89,870
Penn Entertainment, Inc.*	2,050	33,907
Planet Fitness, Inc., Class A*	1,028	61,516
Restaurant Brands International LP	47	3,624
Royal Caribbean Cruises Ltd.*	2,730	381,190
Starbucks Corp.	12,940	1,145,061
Texas Roadhouse, Inc.	750	120,585
Travel + Leisure Co.	810	35,267
Vail Resorts, Inc.	478	90,519
Wendy’s Co. (The)	2,065	41,279
Wingstop, Inc.	350	134,677
Wyndham Hotels & Resorts, Inc.	960	70,570
Wynn Resorts Ltd.	1,168	107,047
Yum! Brands, Inc.	3,300	466,125

		$11,943,655

ANNUAL REPORT / April 30, 2024

11	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

HOUSEHOLD DURABLES – 0.4%
DR Horton, Inc.	3,520	$501,565
Garmin Ltd.	1,840	265,825
Leggett & Platt, Inc.	1,070	19,335
Lennar Corp., Class A	2,960	448,795
Lennar Corp., Class B	76	10,670
Mohawk Industries, Inc.*	655	75,534
Newell Brands, Inc.	5,269	41,836
NVR, Inc.*	45	334,748
PulteGroup, Inc.	2,590	288,578
Tempur Sealy International, Inc.	1,850	92,611
Toll Brothers, Inc.	1,200	142,932
TopBuild Corp.*	350	141,634
Whirlpool Corp.	685	64,979

		$2,429,042

LEISURE PRODUCTS – 0.1%
Brunswick Corp.	750	60,480
Hasbro, Inc.	1,490	91,337
Mattel, Inc.*	4,000	73,280
Peloton Interactive, Inc., Class A*	3,550	11,040
Polaris, Inc.	700	59,612
YETI Holdings, Inc.*	1,050	37,506

		$333,255

SPECIALTY RETAIL – 2.0%
Advance Auto Parts, Inc.	800	58,384
AutoNation, Inc.*	330	53,180
AutoZone, Inc.*	240	709,536
Bath & Body Works, Inc.	2,710	123,088
Best Buy Co., Inc.	2,180	160,535
Burlington Stores, Inc.*	750	134,955
CarMax, Inc.*	1,800	122,346
Dick’s Sporting Goods, Inc.	600	120,564
Five Below, Inc.*	628	91,902
Floor & Decor Holdings, Inc., Class A*	1,210	133,499
GameStop Corp., Class A*,#	2,950	32,716
Gap, Inc. (The)	2,300	47,196
Home Depot, Inc. (The)	11,670	3,900,347
Lithia Motors, Inc.	300	76,314
Lowe’s Cos., Inc.	6,750	1,538,932
Murphy USA, Inc.	200	82,764
O’Reilly Automotive, Inc.*	700	709,282
Penske Automotive Group, Inc.	200	30,582
Petco Health & Wellness Co., Inc.*	1,150	1,725
RH*	190	46,940
Ross Stores, Inc.	3,890	503,949
TJX Cos., Inc. (The)	13,330	1,254,220
Tractor Supply Co.	1,250	341,350
Ulta Beauty, Inc.*	550	222,662
Valvoline, Inc.*	1,500	63,780
Victoria’s Secret & Co.*	1,003	17,673
Wayfair, Inc., Class A*	1,048	52,557
Williams-Sonoma, Inc.	760	217,953

		$10,848,931

TEXTILES, APPAREL & LUXURY GOODS – 0.5%
Capri Holdings Ltd.*	1,400	49,672

Description	Number of Shares	Value

Carter’s, Inc.	450	$30,785
Columbia Sportswear Co.	468	37,267
Crocs, Inc.*	650	80,840
Deckers Outdoor Corp.*	300	245,541
Lululemon Athletica, Inc.*	1,300	468,780
NIKE, Inc., Class B	13,740	1,267,652
PVH Corp.	670	72,896
Ralph Lauren Corp.	535	87,547
Skechers USA, Inc., Class A*	1,493	98,613
Tapestry, Inc.	2,580	102,994
Under Armour, Inc., Class A*	2,678	18,023
Under Armour, Inc., Class C*	2,150	14,018
VF Corp.	4,300	53,578

		$2,628,206

TOTAL CONSUMER DISCRETIONARY		$56,178,593

CONSUMER STAPLES – 5.8%

BEVERAGES – 1.4%
Boston Beer Co., Inc. (The), Class A*	100	27,841
Brown-Forman Corp., Class A#	450	22,082
Brown-Forman Corp., Class B	2,525	120,821
Celsius Holdings, Inc.*	1,650	117,595
Coca-Cola Co. (The)	45,200	2,792,004
Constellation Brands, Inc., Class A	1,850	468,901
Keurig Dr. Pepper, Inc.	11,050	372,385
Molson Coors Beverage Co., Class B	2,050	117,383
Monster Beverage Corp.*	8,600	459,670
PepsiCo., Inc.	16,000	2,814,560

		$7,313,242

CONSUMER STAPLES DISTRIBUTION & RETAIL – 1.8%
Albertsons Cos., Inc., Class A	4,950	100,980
BJ’s Wholesale Club Holdings, Inc.*	1,450	108,286
Casey’s General Stores, Inc.	435	139,017
Costco Wholesale Corp.	5,150	3,722,935
Dollar General Corp.	2,550	354,934
Dollar Tree, Inc.*	2,412	285,219
Grocery Outlet Holding Corp.*	1,350	35,060
Kroger Co. (The)	7,600	420,888
Performance Food Group Co.*	1,800	122,184
Sysco Corp.	5,750	427,340
Target Corp.	5,360	862,853
U.S. Foods Holding Corp.*	2,700	135,675
Walgreens Boots Alliance, Inc.	8,550	151,592
Walmart, Inc.	49,750	2,952,662

		$9,819,625

FOOD PRODUCTS – 0.8%
Archer-Daniels-Midland Co.	6,250	366,625
Bunge Global SA	1,645	167,395
Campbell Soup Co.	2,300	105,133
Conagra Brands, Inc.	5,600	172,368
Darling Ingredients, Inc.*	1,700	72,029
Flowers Foods, Inc.	1,850	46,139
Freshpet, Inc.*	550	58,339
General Mills, Inc.	6,600	465,036
Hershey Co. (The)	1,750	339,360
Hormel Foods Corp.	3,300	117,348

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	12

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Ingredion, Inc.	700	$80,213
J.M. Smucker Co. (The)	1,200	137,820
Kellanova	2,950	170,687
Kraft Heinz Co. (The)	9,350	361,003
Lamb Weston Holdings, Inc.	1,750	145,845
McCormick & Co., Inc.	3,000	228,180
Mondelez International, Inc., Class A	15,700	1,129,458
Pilgrim’s Pride Corp.*	550	19,811
Post Holdings, Inc.*	588	62,416
Tyson Foods, Inc., Class A	3,250	197,113
WK Kellogg Co.	37	864

		$4,443,182

HOUSEHOLD PRODUCTS – 1.2%
Church & Dwight Co., Inc.	2,900	312,881
Clorox Co. (The)	1,400	207,018
Colgate-Palmolive Co.	9,650	887,028
Kimberly-Clark Corp.	3,950	539,293
Procter & Gamble Co. (The)	27,350	4,463,520
Reynolds Consumer Products, Inc.	350	10,021
Spectrum Brands Holdings, Inc.	400	32,748

		$6,452,509

PERSONAL CARE PRODUCTS – 0.1%
Coty, Inc., Class A*	3,940	45,074
Estee Lauder Cos., Inc. (The), Class A	2,650	388,781
Kenvue, Inc.	20,450	384,869
Olaplex Holdings, Inc.*	1,700	2,363

		$821,087

TOBACCO – 0.5%
Altria Group, Inc.	20,900	915,629
Philip Morris International, Inc.	17,950	1,704,173

		$2,619,802

TOTAL CONSUMER STAPLES		$31,469,447

ENERGY – 4.0%

ENERGY EQUIPMENT & SERVICES – 0.3%
Baker Hughes Co.	11,750	383,285
Halliburton Co.	10,413	390,175
NOV, Inc.	4,398	81,319
Schlumberger NV	16,446	780,856
TechnipFMC PLC	5,000	128,100

		$1,763,735

OIL, GAS & CONSUMABLE FUELS – 3.7%
Antero Midstream Corp.	3,300	45,672
Antero Resources Corp.*	3,200	108,832
APA Corp.	3,590	112,870
Cheniere Energy, Inc.	2,780	438,740
Chesapeake Energy Corp.#	1,550	139,314
Chevron Corp.	19,970	3,220,562
ConocoPhillips	13,928	1,749,635
Coterra Energy, Inc.	8,774	240,057
Devon Energy Corp.	7,386	378,015
Diamondback Energy, Inc.	2,097	421,770
DT Midstream, Inc.	1,075	66,865
EOG Resources, Inc.	6,830	902,448

Description	Number of Shares	Value

EQT Corp.	4,050	$162,365
Exxon Mobil Corp.	46,493	5,498,727
Hess Corp.	3,190	502,393
HF Sinclair Corp.	1,740	94,395
Kinder Morgan, Inc.	22,855	417,789
Marathon Oil Corp.	6,900	185,265
Marathon Petroleum Corp.	4,250	772,310
New Fortress Energy, Inc.#	700	18,340
Occidental Petroleum Corp.	7,960	526,474
ONEOK, Inc.	6,710	530,895
Ovintiv, Inc.	2,850	146,262
Phillips 66	5,090	728,939
Pioneer Natural Resources Co.	2,726	734,166
Range Resources Corp.	2,600	93,366
Southwestern Energy Co.*	12,050	90,255
Targa Resources Corp.	2,600	296,556
Texas Pacific Land Corp.	200	115,260
Valero Energy Corp.	3,920	626,690
Williams Cos., Inc. (The)	14,320	549,315

		$19,914,542

TOTAL ENERGY		$21,678,277

FINANCIALS – 13.7%

BANKS – 3.4%
Bank of America Corp.	80,450	2,977,454
Bank OZK	1,200	53,580
BOK Financial Corp.	270	23,957
Citigroup, Inc.	22,382	1,372,688
Citizens Financial Group, Inc.	5,550	189,310
Columbia Banking System, Inc.	2,348	44,166
Comerica, Inc.	1,480	74,252
Commerce Bancshares, Inc.	1,225	66,983
Cullen/Frost Bankers, Inc.	590	61,561
East West Bancorp, Inc.	1,523	113,448
Fifth Third Bancorp	7,800	284,388
First Citizens BancShares, Inc., Class A	150	253,014
First Hawaiian, Inc.	1,750	36,907
First Horizon Corp.	6,450	96,234
FNB Corp.	4,250	56,695
Huntington Bancshares, Inc.	16,846	226,916
JPMorgan Chase & Co.	33,670	6,455,886
KeyCorp.	10,944	158,579
M&T Bank Corp.§	2,323	335,418
New York Community Bancorp, Inc.	9,633	25,527
NU Holdings Ltd., Class A*	27,600	299,736
Pinnacle Financial Partners, Inc.	800	61,360
PNC Financial Services Group, Inc. (The)	4,610	706,529
Popular, Inc.	838	71,222
Prosperity Bancshares, Inc.	923	57,198
Regions Financial Corp.	10,606	204,378
Synovus Financial Corp.	1,744	62,418
Truist Financial Corp.	15,357	576,655
U.S. Bancorp	18,120	736,216
Webster Financial Corp.	2,012	88,186
Wells Fargo & Co.	42,025	2,492,923
Western Alliance Bancorp	1,150	65,354
Wintrust Financial Corp.	600	57,984

ANNUAL REPORT / April 30, 2024

13	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Zions Bancorp NA	1,840	$75,035

		$18,462,157

CAPITAL MARKETS – 3.1%
Affiliated Managers Group, Inc.	370	57,757
Ameriprise Financial, Inc.	1,140	469,441
Ares Management Corp., Class A	2,000	266,180
Bank of New York Mellon Corp. (The)	9,020	509,540
BlackRock, Inc.	1,760	1,328,166
Blackstone, Inc.	8,320	970,195
Blue Owl Capital, Inc.	5,350	101,062
Carlyle Group, Inc. (The)	2,400	107,520
Cboe Global Markets, Inc.	1,200	217,380
Charles Schwab Corp. (The)	17,305	1,279,705
CME Group, Inc.	4,150	870,006
Coinbase Global, Inc., Class A*	2,000	407,860
Evercore, Inc., Class A	450	81,675
FactSet Research Systems, Inc.	440	183,432
Franklin Resources, Inc.	3,320	75,829
Goldman Sachs Group, Inc. (The)	3,690	1,574,560
Houlihan Lokey, Inc.	600	76,494
Interactive Brokers Group, Inc., Class A	1,198	137,914
Intercontinental Exchange, Inc.	6,590	848,528
Invesco Ltd.	4,620	65,465
Janus Henderson Group PLC	1,800	56,196
Jefferies Financial Group, Inc.	2,248	96,799
KKR & Co., Inc.	7,784	724,457
Lazard, Inc.	1,250	48,125
LPL Financial Holdings, Inc.	900	242,217
MarketAxess Holdings, Inc.	450	90,041
Moody’s Corp.	1,840	681,407
Morgan Stanley	13,626	1,237,786
Morningstar, Inc.	300	84,795
MSCI, Inc.	870	405,237
Nasdaq, Inc.	4,090	244,786
Northern Trust Corp.	2,280	187,849
Raymond James Financial, Inc.	2,165	264,130
Robinhood Markets, Inc., Class A*	7,350	121,202
S&P Global, Inc.	3,689	1,533,997
SEI Investments Co.	1,040	68,588
State Street Corp.	3,570	258,789
Stifel Financial Corp.	1,100	87,912
T Rowe Price Group, Inc.	2,530	277,212
TPG, Inc.	350	15,085
Tradeweb Markets, Inc., Class A	1,250	127,137
Virtu Financial, Inc., Class A	1,350	29,295
XP, Inc., Class A	3,800	77,786

		$16,589,537

CONSUMER FINANCE – 0.6%
Ally Financial, Inc.	3,163	121,301
American Express Co.	6,740	1,577,362
Capital One Financial Corp.	4,400	631,092
Credit Acceptance Corp.*	50	25,686
Discover Financial Services	2,880	364,983
OneMain Holdings, Inc.	1,150	59,927
SLM Corp.	2,860	60,603
SoFi Technologies, Inc.*,#	10,700	72,546

Description	Number of Shares	Value

Synchrony Financial	4,800	$211,104

		$3,124,604

FINANCIAL SERVICES – 4.2%
Affirm Holdings, Inc.*	2,650	84,482
Apollo Global Management, Inc.	6,026	653,098
Berkshire Hathaway, Inc., Class B*	21,346	8,468,599
Block, Inc.*	6,400	467,200
Corebridge Financial, Inc.#	2,250	59,760
Corpay, Inc.*	800	241,712
Equitable Holdings, Inc.	4,043	149,227
Euronet Worldwide, Inc.*	465	47,746
Fidelity National Information Services, Inc.	6,800	461,856
Fiserv, Inc.*	6,960	1,062,583
Global Payments, Inc.	2,963	363,768
Jack Henry & Associates, Inc.	850	138,286
Mastercard, Inc., Class A	9,670	4,363,104
MGIC Investment Corp.	3,050	61,854
NCR Atleos Corp.*	310	6,178
PayPal Holdings, Inc.*	12,565	853,415
Rocket Cos., Inc., Class A*,#	1,500	18,420
Shift4 Payments, Inc., Class A*,#	550	31,823
Toast, Inc., Class A*	4,050	95,701
UWM Holdings Corp.#	1,900	11,970
Visa, Inc., Class A	18,570	4,988,088
Voya Financial, Inc.	1,130	77,021
Western Union Co. (The)	4,890	65,722
WEX, Inc.*	465	98,236

		$22,869,849

INSURANCE – 2.3%
Aflac, Inc.	6,850	573,002
Allstate Corp. (The)	3,080	523,785
American Financial Group, Inc.	850	108,588
American International Group, Inc.	8,230	619,801
Aon PLC, Class A	2,300	648,623
Arch Capital Group Ltd.*	4,120	385,385
Arthur J. Gallagher & Co.	2,480	582,031
Assurant, Inc.	630	109,872
Assured Guaranty Ltd.	600	46,020
Axis Capital Holdings Ltd.	780	47,837
Brighthouse Financial, Inc.*	800	38,600
Brown & Brown, Inc.	2,690	219,343
Chubb Ltd.	4,747	1,180,294
Cincinnati Financial Corp.	1,756	203,152
CNA Financial Corp.	150	6,591
Everest Group Ltd.	470	172,213
Fidelity National Financial, Inc.	2,941	145,579
First American Financial Corp.	1,178	63,105
Globe Life, Inc.	1,043	79,445
Hanover Insurance Group, Inc. (The)	400	51,928
Hartford Financial Services Group, Inc. (The)	3,390	328,457
Kemper Corp.	778	45,365
Kinsale Capital Group, Inc.	250	90,813
Lincoln National Corp.	2,058	56,122
Loews Corp.	2,300	172,845
Markel Group, Inc.*	180	262,512
Marsh & McLennan Cos., Inc.	5,740	1,144,728

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	14

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

MetLife, Inc.	7,301	$518,955
Old Republic International Corp.	2,968	88,624
Primerica, Inc.	373	79,024
Principal Financial Group, Inc.	2,840	224,758
Progressive Corp. (The)	6,780	1,411,935
Prudential Financial, Inc.	4,230	467,330
Reinsurance Group of America, Inc.	790	147,722
RenaissanceRe Holdings Ltd.	578	126,727
RLI Corp.	400	56,540
Ryan Specialty Holdings, Inc.	1,200	59,208
Travelers Cos., Inc. (The)	2,680	568,589
Unum Group	2,360	119,652
W.R. Berkley Corp.	2,230	171,643
White Mountains Insurance Group Ltd.	30	53,344
Willis Towers Watson PLC	1,200	301,368

		$12,301,455

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) – 0.1%
AGNC Investment Corp.#	8,385	76,723
Annaly Capital Management, Inc.	6,082	113,976
Rithm Capital Corp.	4,500	50,040
Starwood Property Trust, Inc.#	3,768	71,479

		$312,218

TOTAL FINANCIALS		$73,659,820

HEALTH CARE – 12.1%

BIOTECHNOLOGY – 1.9%
AbbVie, Inc.	20,561	3,344,041
Alnylam Pharmaceuticals, Inc.*	1,500	215,925
Amgen, Inc.	6,214	1,702,263
Apellis Pharmaceuticals, Inc.*	1,250	55,238
Biogen, Inc.*	1,700	365,194
BioMarin Pharmaceutical, Inc.*	2,100	169,596
Exact Sciences Corp.*	2,150	127,602
Exelixis, Inc.*	3,700	86,802
Gilead Sciences, Inc.	14,544	948,269
Incyte Corp.*	2,210	115,031
Ionis Pharmaceuticals, Inc.*	1,800	74,268
Moderna, Inc.*	3,850	424,693
Natera, Inc.*	1,200	111,456
Neurocrine Biosciences, Inc.*	1,150	158,171
Regeneron Pharmaceuticals, Inc.*	1,200	1,068,792
Roivant Sciences Ltd.*	3,000	32,700
Sarepta Therapeutics, Inc.*	965	122,227
Ultragenyx Pharmaceutical, Inc.*	950	40,413
United Therapeutics Corp.*	540	126,538
Vertex Pharmaceuticals, Inc.*	2,993	1,175,680

		$10,464,899

HEALTH CARE EQUIPMENT & SUPPLIES – 2.4%
Abbott Laboratories	20,145	2,134,766
Align Technology, Inc.*	910	256,966
Baxter International, Inc.	5,930	239,394
Becton Dickinson & Co.	3,334	782,156
Boston Scientific Corp.*	17,100	1,228,977
Cooper Cos., Inc. (The)	2,200	195,932
DENTSPLY SIRONA, Inc.	2,729	81,897
DexCom, Inc.*	4,550	579,624

Description	Number of Shares	Value

Edwards Lifesciences Corp.*	7,016	$594,045
Enovis Corp.*	650	35,900
Envista Holdings Corp.*	2,250	44,280
GE HealthCare Technologies, Inc.	4,850	369,764
Globus Medical, Inc., Class A*	1,200	59,748
Hologic, Inc.*	2,690	203,821
ICU Medical, Inc.*	250	24,480
IDEXX Laboratories, Inc.*	980	482,905
Inspire Medical Systems, Inc.*	300	72,498
Insulet Corp.*	800	137,552
Integra LifeSciences Holdings Corp.*	848	24,736
Intuitive Surgical, Inc.*	4,050	1,501,011
Masimo Corp.*,#	550	73,926
Medtronic PLC	15,476	1,241,794
Novocure Ltd.*	600	7,344
Penumbra, Inc.*	450	88,412
QuidelOrtho Corp.*	668	27,087
ResMed, Inc.	1,720	368,063
Shockwave Medical, Inc.*	400	132,076
Solventum Corp.*	1,620	105,316
STERIS PLC	1,100	225,016
Stryker Corp.	4,150	1,396,475
Tandem Diabetes Care, Inc.*	900	33,021
Teleflex, Inc.	560	116,900
Zimmer Biomet Holdings, Inc.	2,410	289,875

		$13,155,757

HEALTH CARE PROVIDERS & SERVICES – 2.5%
Acadia Healthcare Co., Inc.*	900	66,546
agilon health, Inc.*	3,400	18,700
Amedisys, Inc.*	400	36,820
Cardinal Health, Inc.	2,920	300,877
Cencora, Inc.	1,970	470,928
Centene Corp.*	6,230	455,164
Chemed Corp.	150	85,200
Cigna Group (The)	3,342	1,193,228
CVS Health Corp.	14,921	1,010,301
DaVita, Inc.*	588	81,738
Elevance Health, Inc.	2,760	1,458,881
Encompass Health Corp.	1,230	102,557
HCA Healthcare, Inc.	2,300	712,586
Henry Schein, Inc.*	1,520	105,306
Humana, Inc.	1,430	431,989
Laboratory Corp. of America Holdings	1,007	202,779
McKesson Corp.	1,550	832,675
Molina Healthcare, Inc.*	650	222,365
Premier, Inc., Class A	1,150	24,012
Quest Diagnostics, Inc.	1,300	179,634
R1 RCM, Inc.*	1,200	14,748
Tenet Healthcare Corp.*	1,100	123,519
UnitedHealth Group, Inc.	10,870	5,257,819
Universal Health Services, Inc., Class B	730	124,414

		$13,512,786

HEALTH CARE TECHNOLOGY – 0.1%
Certara, Inc.*	1,450	24,810
Doximity, Inc., Class A*	1,550	37,650
Teladoc Health, Inc.*	2,087	26,609

ANNUAL REPORT / April 30, 2024

15	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Veeva Systems, Inc., Class A*	1,720	$341,523

		$430,592

LIFE SCIENCES TOOLS & SERVICES – 1.5%
10X Genomics, Inc., Class A*	1,240	36,307
Agilent Technologies, Inc.	3,390	464,566
Avantor, Inc.*	7,945	192,507
Azenta, Inc.*	700	36,722
Bio-Rad Laboratories, Inc., Class A*	240	64,740
Bio-Techne Corp.	1,750	110,618
Bruker Corp.	1,250	97,513
Charles River Laboratories International, Inc.*	620	141,980
Danaher Corp.	7,680	1,894,042
Fortrea Holdings, Inc.*	707	25,869
ICON PLC*	950	282,986
Illumina, Inc.*	1,890	232,564
IQVIA Holdings, Inc.*	2,130	493,670
Maravai LifeSciences Holdings, Inc., Class A*	1,500	12,300
Medpace Holdings, Inc.*	250	97,088
Mettler-Toledo International, Inc.*	270	332,019
QIAGEN NV*	2,667	112,894
Repligen Corp.*	650	106,730
Revvity, Inc.	1,520	155,754
Sotera Health Co.*	1,100	12,320
Thermo Fisher Scientific, Inc.	4,520	2,570,614
Waters Corp.*	710	219,418
West Pharmaceutical Services, Inc.	850	303,858

		$7,997,079

PHARMACEUTICALS – 3.7%
Bristol-Myers Squibb Co.	23,926	1,051,308
Catalent, Inc.*	2,150	120,078
Elanco Animal Health, Inc.*	5,800	76,328
Eli Lilly & Co.	9,880	7,717,268
Jazz Pharmaceuticals PLC*	710	78,633
Johnson & Johnson	28,100	4,062,979
Merck & Co., Inc.	29,616	3,826,980
Organon & Co.	3,266	60,780
Perrigo Co. PLC	1,458	47,618
Pfizer, Inc.	65,853	1,687,154
Royalty Pharma PLC, Class A	4,050	112,185
Viatris, Inc.	13,455	155,674
Zoetis, Inc.	5,381	856,870

		$19,853,855

TOTAL HEALTH CARE		$65,414,968

INDUSTRIALS – 9.7%

AEROSPACE & DEFENSE – 1.9%
Axon Enterprise, Inc.*	800	250,928
Boeing Co. (The)*	6,540	1,097,674
BWX Technologies, Inc.	1,105	105,826
Curtiss-Wright Corp.	465	117,840
General Dynamics Corp.	2,880	826,819
General Electric Co.	12,615	2,041,359
HEICO Corp.	550	114,070
HEICO Corp., Class A	952	157,889
Hexcel Corp.	1,000	64,210
Howmet Aerospace, Inc.	4,366	291,431

Description	Number of Shares	Value

Huntington Ingalls Industries, Inc.	495	$137,080
L3Harris Technologies, Inc.	2,232	477,760
Lockheed Martin Corp.	2,490	1,157,676
Mercury Systems, Inc.*	650	18,330
Northrop Grumman Corp.	1,670	810,000
RTX Corp.	16,754	1,700,866
Spirit AeroSystems Holdings, Inc., Class A*	1,240	39,680
Textron, Inc.	2,253	190,581
TransDigm Group, Inc.	630	786,259
Woodward, Inc.	675	109,593

		$10,495,871

AIR FREIGHT & LOGISTICS – 0.4%
C.H. Robinson Worldwide, Inc.	1,384	98,264
Expeditors International of Washington, Inc.	1,730	192,566
FedEx Corp.	2,710	709,424
GXO Logistics, Inc.*	1,500	74,490
United Parcel Service, Inc., Class B	8,430	1,243,256

		$2,318,000

BUILDING PRODUCTS – 0.7%
A.O. Smith Corp.	1,500	124,260
Advanced Drainage Systems, Inc.	750	117,750
Allegion PLC	1,033	125,571
Armstrong World Industries, Inc.	428	49,169
AZEK Co., Inc. (The)*	1,500	68,460
Builders FirstSource, Inc.*	1,450	265,089
Carlisle Cos., Inc.	540	209,655
Carrier Global Corp.	9,750	599,527
Fortune Brands Innovations, Inc.	1,510	110,381
Hayward Holdings, Inc.*	1,350	18,333
Johnson Controls International PLC	7,931	516,070
Lennox International, Inc.	350	162,197
Masco Corp.	2,730	186,869
Owens Corning	998	167,874
Trane Technologies PLC	2,650	840,951
Trex Co., Inc.*	1,244	110,156

		$3,672,312

COMMERCIAL SERVICES & SUPPLIES – 0.7%
Cintas Corp.	1,020	671,507
Clean Harbors, Inc.*	550	104,197
Copart, Inc.*	10,100	548,531
Driven Brands Holdings, Inc.*	750	10,748
MSA Safety, Inc.	450	81,180
RB Global, Inc.	2,076	148,600
Republic Services, Inc.	2,390	458,163
Rollins, Inc.	3,050	135,908
Stericycle, Inc.*	1,235	55,242
Tetra Tech, Inc.	600	116,832
Veralto Corp.	2,493	233,544
Vestis Corp.	1,491	27,464
Waste Management, Inc.	4,740	986,015

		$3,577,931

CONSTRUCTION & ENGINEERING – 0.2%
AECOM	1,575	145,467
EMCOR Group, Inc.	550	196,444
MasTec, Inc.*	700	62,083

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

MDU Resources Group, Inc.	2,500	$61,750
Quanta Services, Inc.	1,688	436,449
Valmont Industries, Inc.	260	53,248
WillScot Mobile Mini Holdings Corp.*	2,350	86,856

		$1,042,297

ELECTRICAL EQUIPMENT – 0.9%
Acuity Brands, Inc.	350	86,905
AMETEK, Inc.	2,660	464,596
ChargePoint Holdings, Inc.*,#	3,350	4,456
Eaton Corp. PLC	4,628	1,472,907
Emerson Electric Co.	6,690	721,048
GE Vernova, Inc.*	3,216	494,331
Generac Holdings, Inc.*	697	94,764
Hubbell, Inc.	640	237,133
nVent Electric PLC	1,966	141,690
Plug Power, Inc.*,#	4,900	11,319
Regal Rexnord Corp.	800	129,096
Rockwell Automation, Inc.	1,320	357,667
Sensata Technologies Holding PLC	1,748	66,966
Sunrun, Inc.*,#	2,500	25,725
Vertiv Holdings Co., Class A	3,950	367,350

		$4,675,953

GROUND TRANSPORTATION – 1.1%
Avis Budget Group, Inc.	250	23,863
CSX Corp.	23,150	769,043
Hertz Global Holdings, Inc.*	1,900	8,645
JB Hunt Transport Services, Inc.	980	159,319
Knight-Swift Transportation Holdings, Inc.	2,035	94,078
Landstar System, Inc.	390	68,020
Lyft, Inc., Class A*	4,300	67,252
Norfolk Southern Corp.	2,660	612,651
Old Dominion Freight Line, Inc.	2,300	417,933
Ryder System, Inc.	540	65,799
Saia, Inc.*	290	115,081
Schneider National, Inc., Class B	623	12,884
Uber Technologies, Inc.*	22,950	1,520,896
U-Haul Holding Co.*,#	213	13,468
U-Haul Holding Co.	17	1,042
Union Pacific Corp.	7,120	1,688,579
XPO, Inc.*	1,300	139,698

		$5,778,251

INDUSTRIAL CONGLOMERATES – 0.4%
3M Co.	6,480	625,385
Honeywell International, Inc.	7,750	1,493,657

		$2,119,042

MACHINERY – 1.9%
AGCO Corp.	745	85,072
Allison Transmission Holdings, Inc.	950	69,873
Caterpillar, Inc.	5,950	1,990,691
CNH Industrial NV	11,800	134,520
Crane Co.	500	70,005
Cummins, Inc.	1,580	446,334
Deere & Co.	2,990	1,170,316
Donaldson Co., Inc.	1,410	101,802
Dover Corp.	1,610	288,673

Description	Number of Shares	Value

Esab Corp.	649	$68,716
Flowserve Corp.	1,448	68,288
Fortive Corp.	4,190	315,381
Gates Industrial Corp. PLC*	1,200	21,144
Graco, Inc.	1,870	149,974
IDEX Corp.	870	191,800
Illinois Tool Works, Inc.	3,500	854,385
Ingersoll Rand, Inc.	4,744	442,710
ITT, Inc.	985	127,400
Lincoln Electric Holdings, Inc.	650	142,694
Middleby Corp. (The)*	600	83,382
Nordson Corp.	650	167,823
Oshkosh Corp.	790	88,693
Otis Worldwide Corp.	4,775	435,480
PACCAR, Inc.	6,010	637,721
Parker-Hannifin Corp.	1,510	822,814
Pentair PLC	2,064	163,242
RBC Bearings, Inc.*	350	85,593
Snap-on, Inc.	630	168,815
Stanley Black & Decker, Inc.	1,720	157,208
Timken Co. (The)	650	57,993
Toro Co. (The)	1,230	107,736
Westinghouse Air Brake Technologies Corp.	2,065	332,630
Xylem, Inc.	2,760	360,732

		$10,409,640

MARINE TRANSPORTATION – 0.0%**
Kirby Corp.*	600	65,478

PASSENGER AIRLINES – 0.2%
Alaska Air Group, Inc.*	1,625	69,908
American Airlines Group, Inc.*	6,893	93,125
Delta Air Lines, Inc.	7,390	370,017
Southwest Airlines Co.	7,280	188,843
United Airlines Holdings, Inc.*	3,633	186,954

		$908,847

PROFESSIONAL SERVICES – 0.8%
Automatic Data Processing, Inc.	4,780	1,156,234
Booz Allen Hamilton Holding Corp.	1,450	214,121
Broadridge Financial Solutions, Inc.	1,330	257,235
CACI International, Inc., Class A*	253	101,764
Clarivate PLC*,#	5,000	33,800
Concentrix Corp.	543	29,686
Dayforce, Inc.*	1,675	102,795
Dun & Bradstreet Holdings, Inc.	3,100	28,210
Equifax, Inc.	1,460	321,477
FTI Consulting, Inc.*	400	85,532
Genpact Ltd.	2,245	69,011
Jacobs Solutions, Inc.	1,450	208,118
KBR, Inc.	1,650	107,151
Leidos Holdings, Inc.	1,650	231,363
ManpowerGroup, Inc.	510	38,480
Paychex, Inc.	3,770	447,914
Paycom Software, Inc.	600	112,788
Paycor HCM, Inc.*	450	7,817
Paylocity Holding Corp.*	525	81,459
Robert Half, Inc.	1,248	86,287
Science Applications International Corp.	550	70,785

ANNUAL REPORT / April 30, 2024

17	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

SS&C Technologies Holdings, Inc.	2,600	$160,914
TransUnion	2,200	160,600
Verisk Analytics, Inc.	1,700	370,532

		$4,484,073

TRADING COMPANIES & DISTRIBUTORS – 0.5%
Air Lease Corp.	1,100	55,264
Core & Main, Inc., Class A*	1,850	104,469
Fastenal Co.	6,590	447,725
Ferguson PLC	2,350	493,265
MSC Industrial Direct Co., Inc., Class A	590	53,832
SiteOne Landscape Supply, Inc.*	550	86,289
United Rentals, Inc.	770	514,352
Watsco, Inc.	400	179,088
WESCO International, Inc.	500	76,375
WW Grainger, Inc.	540	497,529

		$2,508,188

TOTAL INDUSTRIALS		$52,055,883

INFORMATION TECHNOLOGY – 27.9%

COMMUNICATIONS EQUIPMENT – 0.8%
Arista Networks, Inc.*	2,950	756,852
Ciena Corp.*	1,673	77,343
Cisco Systems, Inc.	47,450	2,229,201
F5, Inc.*	713	117,866
Juniper Networks, Inc.	3,890	135,450
Lumentum Holdings, Inc.*	900	39,384
Motorola Solutions, Inc.	1,930	654,559
Ubiquiti, Inc.#	50	5,379
Viasat, Inc.*,#	950	15,115

		$4,031,149

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%
Amphenol Corp., Class A	6,900	833,313
Arrow Electronics, Inc.*	685	87,454
Avnet, Inc.	850	41,539
CDW Corp.	1,590	384,557
Cognex Corp.	1,950	81,003
Coherent Corp.*	1,418	77,465
Corning, Inc.	8,820	294,412
Crane NXT Co.	400	24,324
IPG Photonics Corp.*	400	33,592
Jabil, Inc.	1,508	176,979
Keysight Technologies, Inc.*	2,050	303,277
Littelfuse, Inc.	293	67,578
TD SYNNEX Corp.	593	69,879
Teledyne Technologies, Inc.*	543	207,144
Trimble, Inc.*	2,930	176,005
Vontier Corp.	1,956	79,472
Zebra Technologies Corp., Class A*	600	188,736

		$3,126,729

IT SERVICES – 1.3%
Accenture PLC, Class A	7,400	2,226,734
Akamai Technologies, Inc.*	1,700	171,581
Amdocs Ltd.	1,470	123,465
Cloudflare, Inc., Class A*	3,450	301,530
Cognizant Technology Solutions Corp., Class A	6,010	394,737

Description	Number of Shares	Value

DXC Technology Co.*	2,326	$45,334
EPAM Systems, Inc.*	650	152,919
Gartner, Inc.*	900	371,331
Globant SA*	500	89,295
GoDaddy, Inc., Class A*	1,700	208,046
International Business Machines Corp.	10,610	1,763,382
Kyndryl Holdings, Inc.*	2,412	47,420
MongoDB, Inc.*	765	279,362
Okta, Inc.*	1,750	162,715
Snowflake, Inc., Class A*	3,730	578,896
Twilio, Inc., Class A*	1,900	113,772
VeriSign, Inc.*	1,000	169,480

		$7,199,999

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 9.2%
Advanced Micro Devices, Inc.*	18,718	2,964,557
Allegro MicroSystems, Inc.*	750	22,268
Analog Devices, Inc.	5,842	1,171,964
Applied Materials, Inc.	9,780	1,942,797
Broadcom, Inc.	5,078	6,602,771
Cirrus Logic, Inc.*	700	61,999
Enphase Energy, Inc.*	1,550	168,578
Entegris, Inc.	1,800	239,256
First Solar, Inc.*	1,200	211,560
GLOBALFOUNDRIES, Inc.*,#	800	39,104
Intel Corp.	49,570	1,510,398
KLA Corp.	1,600	1,102,864
Lam Research Corp.	1,530	1,368,447
Lattice Semiconductor Corp.*	1,650	113,190
Marvell Technology, Inc.	10,111	666,416
Microchip Technology, Inc.	6,178	568,252
Micron Technology, Inc.	12,850	1,451,536
MKS Instruments, Inc.	733	87,212
Monolithic Power Systems, Inc.	530	354,745
NVIDIA Corp.	27,810	24,028,396
ON Semiconductor Corp.*	4,978	349,256
Qorvo, Inc.*	1,100	128,524
QUALCOMM, Inc.	13,030	2,161,026
Skyworks Solutions, Inc.	1,800	191,862
Teradyne, Inc.	1,700	197,744
Texas Instruments, Inc.	10,550	1,861,231
Universal Display Corp.	500	78,990
Wolfspeed, Inc.*	1,575	42,572

		$49,687,515

SOFTWARE – 10.4%
Adobe, Inc.*	5,260	2,434,486
ANSYS, Inc.*	1,030	334,626
AppLovin Corp., Class A*	2,350	165,840
Aspen Technology, Inc.*	317	62,408
Atlassian Corp., Class A*	1,800	310,140
Autodesk, Inc.*	2,480	527,868
Bentley Systems, Inc., Class B	2,300	120,819
BILL Holdings, Inc.*	1,300	81,068
Cadence Design Systems, Inc.*	3,160	870,991
CCC Intelligent Solutions Holdings, Inc.*	3,250	36,465
Confluent, Inc., Class A*	2,300	64,676
Crowdstrike Holdings, Inc., Class A*	2,519	736,908

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	18

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Datadog, Inc., Class A*	3,248	$407,624
DocuSign, Inc.*	2,200	124,520
Dolby Laboratories, Inc., Class A	640	49,702
DoubleVerify Holdings, Inc.*	1,350	39,555
Dropbox, Inc., Class A*	3,100	71,796
Dynatrace, Inc.*	2,873	130,176
Elastic NV*	850	86,887
Fair Isaac Corp.*	300	339,999
Five9, Inc.*	893	51,410
Fortinet, Inc.*	7,450	470,691
Gen Digital, Inc.	6,370	128,292
Gitlab, Inc., Class A*	900	47,223
Guidewire Software, Inc.*	950	104,880
HashiCorp, Inc., Class A*	650	21,099
HubSpot, Inc.*	553	334,493
Informatica, Inc., Class A*	500	15,485
Intuit, Inc.	3,200	2,001,984
Manhattan Associates, Inc.*	723	148,981
Microsoft Corp.	87,079	33,902,467
N-Able, Inc.*	436	5,345
nCino, Inc.*	800	23,328
NCR Voyix Corp.*	220	2,695
Nutanix, Inc., Class A*	2,950	179,065
Oracle Corp.	18,110	2,060,012
Palantir Technologies, Inc., Class A*	22,370	491,469
Palo Alto Networks, Inc.*	3,570	1,038,477
Pegasystems, Inc.	320	19,014
Procore Technologies, Inc.*	1,000	68,420
PTC, Inc.*	1,350	239,544
RingCentral, Inc., Class A*	1,050	31,101
Roper Technologies, Inc.	1,250	639,325
Salesforce, Inc.	10,916	2,935,749
SentinelOne, Inc., Class A*	2,350	49,656
ServiceNow, Inc.*	2,400	1,663,992
Smartsheet, Inc., Class A*	1,455	55,043
Synopsys, Inc.*	1,800	955,062
Teradata Corp.*	1,070	39,697
Tyler Technologies, Inc.*	500	230,775
UiPath, Inc., Class A*	4,700	89,159
Unity Software, Inc.*,#	3,610	87,615
Workday, Inc., Class A*	2,350	575,116
Zoom Video Communications, Inc., Class A*	2,928	178,901
Zscaler, Inc.*	1,050	181,587

		$56,063,706

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 5.6%
Apple, Inc.	170,620	29,061,705
Hewlett Packard Enterprise Co.	15,390	261,630
HP, Inc.	10,290	289,046
NetApp, Inc.	2,503	255,832
Pure Storage, Inc., Class A*	3,495	176,148
Western Digital Corp.*	3,733	264,408

		$30,308,769

TOTAL INFORMATION TECHNOLOGY		$150,417,867

Description	Number of Shares	Value

MATERIALS – 2.5%

CHEMICALS – 1.5%
Air Products & Chemicals, Inc.	2,600	$614,484
Albemarle Corp.	1,350	162,418
Ashland, Inc.	600	57,198
Axalta Coating Systems Ltd.*	2,710	85,202
Celanese Corp.	1,100	168,971
CF Industries Holdings, Inc.	2,300	181,631
Chemours Co. (The)	1,850	49,488
Corteva, Inc.	8,212	444,516
Dow, Inc.	8,179	465,385
DuPont de Nemours, Inc.	5,012	363,370
Eastman Chemical Co.	1,300	122,772
Ecolab, Inc.	2,900	655,835
Element Solutions, Inc.	2,550	58,982
FMC Corp.	1,450	85,564
Ginkgo Bioworks Holdings, Inc.*,#	15,500	13,812
Huntsman Corp.	2,150	51,299
International Flavors & Fragrances, Inc.	3,040	257,336
Linde PLC	5,630	2,482,605
LyondellBasell Industries NV, Class A	3,000	299,910
Mosaic Co. (The)	3,715	116,614
NewMarket Corp.	50	26,346
Olin Corp.	1,450	75,806
PPG Industries, Inc.	2,750	354,750
RPM International, Inc.	1,500	160,365
Scotts Miracle-Gro Co. (The)	495	33,927
Sherwin-Williams Co. (The)	2,800	838,908
Westlake Corp.	400	58,944

		$8,286,438

CONSTRUCTION MATERIALS – 0.2%
Eagle Materials, Inc.	400	100,284
Martin Marietta Materials, Inc.	700	410,949
Vulcan Materials Co.	1,550	399,326

		$910,559

CONTAINERS & PACKAGING – 0.3%
Amcor PLC	17,851	159,588
AptarGroup, Inc.	815	117,670
Ardagh Metal Packaging SA	1,850	7,308
Avery Dennison Corp.	900	195,552
Ball Corp.	3,700	257,409
Berry Global Group, Inc.	1,393	78,900
Crown Holdings, Inc.	1,218	99,961
Graphic Packaging Holding Co.	3,605	93,189
International Paper Co.	4,050	141,507
Packaging Corp. of America	1,050	181,629
Sealed Air Corp.	1,750	55,090
Silgan Holdings, Inc.	805	37,561
Sonoco Products Co.	1,030	57,731
Westrock Co.	3,050	146,278

		$1,629,373

METALS & MINING – 0.5%
Alcoa Corp.	1,950	68,523
Cleveland-Cliffs, Inc.*	6,000	101,400
Freeport-McMoRan, Inc.	16,650	831,501

ANNUAL REPORT / April 30, 2024

19	PORTFOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

MP Materials Corp.*,#	1,150	$18,400
Newmont Corp.	13,500	548,640
Nucor Corp.	2,850	480,310
Reliance, Inc.	650	185,068
Royal Gold, Inc.	758	91,059
Southern Copper Corp.	950	110,837
SSR Mining, Inc.	2,450	13,132
Steel Dynamics, Inc.	1,800	234,216
United States Steel Corp.	2,400	87,600

		$2,770,686

PAPER & FOREST PRODUCTS – 0.0%**
Louisiana-Pacific Corp.	650	47,573

TOTAL MATERIALS		$13,644,629

REAL ESTATE – 2.5%

DIVERSIFIED REITS – 0.0%**
WP Carey, Inc.	2,700	148,068

HEALTH CARE REITS – 0.2%
Healthcare Realty Trust, Inc.	5,030	71,577
Healthpeak Properties, Inc.	7,730	143,855
Medical Properties Trust, Inc.#	6,750	31,050
Omega Healthcare Investors, Inc.	2,850	86,668
Ventas, Inc.	4,736	209,710
Welltower, Inc.	6,470	616,462

		$1,159,322

HOTEL & RESORT REITS – 0.0%**
Host Hotels & Resorts, Inc.	8,230	155,300
Park Hotels & Resorts, Inc.	2,450	39,519

		$194,819

INDUSTRIAL REITS – 0.3%
Americold Realty Trust, Inc.	3,440	75,577
EastGroup Properties, Inc.	500	77,680
First Industrial Realty Trust, Inc.	1,750	79,485
Prologis, Inc.	10,778	1,099,895
Rexford Industrial Realty, Inc.	2,600	111,306
STAG Industrial, Inc.	2,150	73,938

		$1,517,881

OFFICE REITS – 0.1%
Alexandria Real Estate Equities, Inc.	2,015	233,478
Boston Properties, Inc.	1,900	117,591
Cousins Properties, Inc.	1,833	42,049
Highwoods Properties, Inc.	1,290	33,798
Kilroy Realty Corp.	1,525	51,545
NET Lease Office Properties	182	4,161
Vornado Realty Trust	2,176	56,641

		$539,263

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.2%
CBRE Group, Inc., Class A*	3,460	300,639
CoStar Group, Inc.*	4,750	434,767
Howard Hughes Holdings, Inc.*	258	16,811
Jones Lang LaSalle, Inc.*	578	104,445
WeWork, Inc., Class A*	41	6
Zillow Group, Inc., Class A*	500	21,000

Description	Number of Shares	Value

Zillow Group, Inc., Class C*,#	1,945	$82,799

		$960,467

RESIDENTIAL REITS – 0.4%
American Homes 4 Rent, Class A	4,140	148,212
Apartment Income REIT Corp.	1,904	73,076
AvalonBay Communities, Inc.	1,622	307,483
Camden Property Trust	1,320	131,578
Equity LifeStyle Properties, Inc.	1,950	117,565
Equity Residential	4,200	270,480
Essex Property Trust, Inc.	773	190,351
Invitation Homes, Inc.	7,200	246,240
Mid-America Apartment Communities, Inc.	1,371	178,230
Sun Communities, Inc.	1,500	166,980
UDR, Inc.	3,880	147,750

		$1,977,945

RETAIL REITS – 0.3%
Agree Realty Corp.	1,050	60,081
Brixmor Property Group, Inc.	3,650	80,665
Federal Realty Investment Trust	848	88,336
Kimco Realty Corp.	7,456	138,905
NNN REIT, Inc.	2,315	93,827
Realty Income Corp.	9,699	519,285
Regency Centers Corp.	1,983	117,433
Simon Property Group, Inc.	3,743	526,004

		$1,624,536

SPECIALIZED REITS – 1.0%
American Tower Corp.	5,410	928,140
Crown Castle, Inc.	4,990	467,962
CubeSmart	2,633	106,479
Digital Realty Trust, Inc.	3,510	487,118
EPR Properties	1,000	40,590
Equinix, Inc.	1,111	790,043
Extra Space Storage, Inc.	2,412	323,883
Gaming and Leisure Properties, Inc.	2,909	124,302
Iron Mountain, Inc.	3,456	267,909
Lamar Advertising Co., Class A	1,050	121,642
National Storage Affiliates Trust	1,100	38,544
Public Storage	1,810	469,604
Rayonier, Inc.	1,915	56,799
SBA Communications Corp.	1,250	232,650
VICI Properties, Inc.	12,338	352,250
Weyerhaeuser Co.	8,692	262,238

		$5,070,153

TOTAL REAL ESTATE		$13,192,454

UTILITIES – 2.3%

ELECTRIC UTILITIES – 1.4%
Alliant Energy Corp.	2,850	141,930
American Electric Power Co., Inc.	6,150	529,085
Avangrid, Inc.	550	20,092
Constellation Energy Corp.	3,683	684,817
Duke Energy Corp.	8,900	874,514
Edison International	4,350	309,111
Entergy Corp.	2,400	256,008
Evergy, Inc.	2,700	141,615

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	20

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Eversource Energy	4,000	$242,480
Exelon Corp.	11,550	434,049
FirstEnergy Corp.	6,200	237,708
Hawaiian Electric Industries, Inc.	1,100	10,835
IDACORP, Inc.	550	52,129
NextEra Energy, Inc.	23,800	1,593,886
NRG Energy, Inc.	2,500	181,675
OGE Energy Corp.	2,213	76,680
PG&E Corp.	23,600	403,796
Pinnacle West Capital Corp.	1,300	95,745
PPL Corp.	8,500	233,410
Southern Co. (The)	12,600	926,100
Xcel Energy, Inc.	6,400	343,872

		$7,789,537

GAS UTILITIES – 0.1%
Atmos Energy Corp.	1,800	212,220
National Fuel Gas Co.	1,150	61,065
UGI Corp.	2,650	67,734

		$341,019

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 0.1%
AES Corp. (The)	8,100	144,990
Brookfield Renewable Corp., Class A	1,250	29,050
Vistra Corp.	4,150	314,736

		$488,776

MULTI-UTILITIES – 0.6%
Ameren Corp.	3,000	221,610
CenterPoint Energy, Inc.	7,200	209,808
CMS Energy Corp.	3,400	206,074
Consolidated Edison, Inc.	4,050	382,320
Dominion Energy, Inc.	9,743	496,698
DTE Energy Co.	2,350	259,252
NiSource, Inc.	4,800	133,728
Public Service Enterprise Group, Inc.	5,750	397,210
Sempra	7,200	515,736
WEC Energy Group, Inc.	3,650	301,636

		$3,124,072

WATER UTILITIES – 0.1%
American Water Works Co., Inc.	2,300	281,336
Essential Utilities, Inc.	2,900	106,082

		$387,418

TOTAL UTILITIES		$12,130,822

TOTAL COMMON STOCKS (COST $139,677,428)		$537,500,670

PREFERRED STOCK – 0.0%**

REAL ESTATE – 0.0%**

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.0%**
Brookfield Property Preferred LP 6.25%#	400	5,804

TOTAL REAL ESTATE		$5,804

TOTAL PREFERRED STOCK (COST $9,880)		$5,804

RIGHTS – 0.0%**
ABIOMED, Inc. CVR, Expire 12/31/49*,(1)	150	—

Description	Number of Shares	Value
Bristol-Myers Squibb Co. CVR, Expire 12/31/30	89	$6
Mirati Therapeutics, Inc. CVR, Expire 01/23/31*,(1)	550	—

TOTAL RIGHTS (COST $0)		$6

WARRANTS – 0.0%**
Occidental Petroleum Corp. CW27, Expire 08/03/27*	1,645	72,874

TOTAL WARRANTS (COST $0)		$72,874

INVESTMENT COMPANIES – 0.1%

EQUITY FUNDS – 0.1%
iShares Russell 1000 ETF	700	193,186
iShares Russell 1000 Growth ETF	310	100,080
iShares Russell 1000 Value ETF	550	94,325

TOTAL EQUITY FUNDS		$387,591

TOTAL INVESTMENT COMPANIES (COST $344,397)		$387,591

Description	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.3%

REPURCHASE AGREEMENTS – 0.3%
Bank of America Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $80,973, collateralized by U.S. Government Agency Securities, 2.00% to 7.50%, maturing 10/17/25 to 8/20/63; total market value of $82,580.	$80,961	80,961
BNP Paribas SA, 5.32%, dated 4/30/24, due 5/01/24, repurchase price $260,344, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/15/31 to 5/01/54; total market value of $265,512.	260,306	260,306
HSBC Securities USA, Inc., 5.31%, dated 4/30/24, due 5/01/24, repurchase price $255,138, collateralized by U.S. Government Agency Securities, 2.50% to 3.00%, maturing 4/20/43 to 10/20/51; total market value of $260,202.	255,100	255,100
Nomura Securities International, Inc., 5.31%, dated 4/30/24, due 5/01/24, repurchase price $260,344, collateralized by U.S. Government Agency Securities, 2.00% to 7.50%, maturing 10/01/29 to 3/15/58; total market value of $265,610.	260,306	260,306
RBC Dominion Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $260,344, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 5.50%, maturing 5/09/24 to 2/15/54; total market value of $265,512.	260,306	260,306

ANNUAL REPORT / April 30, 2024

21	PORT FOLIOS OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (concluded)

Description	Par Value	Value

TD Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $260,344, collateralized by U.S. Government Agency Securities, 2.00% to 6.00%, maturing 1/01/47 to 4/01/54; total market value of $265,512.	$260,306	$260,306

TOTAL REPURCHASE AGREEMENTS (COST $1,377,285)		$1,377,285

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,377,285)		$1,377,285

TOTAL INVESTMENTS – 100.2% (COST $141,408,990)		$539,344,230
COLLATERAL FOR SECURITIES ON LOAN – (0.3%)		(1,377,285)
OTHER ASSETS LESS LIABILITIES – 0.1%		547,181

TOTAL NET ASSETS – 100.0%		$538,514,126

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$537,500,670	$—	$—(a)	$537,500,670
Preferred Stock	5,804	—	—	5,804
Rights	6	—	—(a)	6
Warrants	72,874	—	—	72,874
Investment Companies	387,591	—	—	387,591
Repurchase Agreements	—	1,377,285	—	1,377,285

Total	$537,966,945	$1,377,285	$—	$539,344,230

(a)	Includes internally fair valued securities currently priced at zero ($0).

*	Non-income producing security.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

§	Affiliated company. See Note 4 in Notes to Financial Statements.

**	Represents less than 0.05%.

(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Portfolio of Investments.

The following acronyms are used throughout this Portfolio of Investments:

CVR	Contingent Value Rights

ETF	Exchange-Traded Fund

LP	Limited Partnership

NA	National Association

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	22

April 30, 2024	Wilmington Enhanced Dividend Income Strategy Fund		Wilmington Large-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$61,850,850		$141,408,990	(a)

Investments in securities, at value	$74,596,565		$539,344,230	(b),(c)
Cash denominated in foreign currencies	12,281	(d)	—
Income receivable	95,910		318,050
Foreign tax reclaim receivable	4,726		502
Receivable for shares sold	1,843		714,433
Receivable for investments sold	1,066,125		4,318,650
Prepaid assets	17,801		20,085

TOTAL ASSETS	75,795,251		544,715,950

LIABILITIES:
Collateral for securities on loan	—		1,377,285
Due to custodian	11,984		52,352
Payable for shares redeemed	1,203,136		4,532,581
Payable for Trustees’ fees	4,862		4,862
Payable for administration fees	1,786		12,968
Payable for distribution services fees	6,851		—
Payable for investment advisory fees	3,953		57,782
Other accrued expenses	78,679		163,994

TOTAL LIABILITIES	1,311,251		6,201,824

NET ASSETS	$74,484,000		$538,514,126

NET ASSETS CONSIST OF:

Paid-in capital	$61,784,915		$123,212,131
Distributable earnings (loss)	12,699,085		415,301,995

TOTAL NET ASSETS	$74,484,000		$538,514,126

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$33,055,050		$—

Shares outstanding (unlimited shares authorized)	2,670,943		—

Net Asset Value per share	$12.38		$—

Offering Price per share*	$13.10	**	$—

Class I
Net Assets	$41,428,950		$538,514,126

Shares outstanding (unlimited shares authorized)	3,335,454		18,588,376

Net Asset Value and Offering Price per share	$12.42		$28.97

(a)	Includes $197,846 of investments in affiliated issuers.
(b)	Includes $335,418 of investments in affiliated issuers.
(c)	Including $1,292,610 of securities on loan (Note 2).
(d)	Cost of cash denominated in foreign currencies was $12,373.
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

23	STATEMENTS OF OPERATIONS

Year Ended April 30, 2024	Wilmington Enhanced Dividend Income Strategy Fund	Wilmington Large-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$1,784,418 (a)	$8,027,789	(a),(b)
Securities lending income, net	1,614	127,443

TOTAL INVESTMENT INCOME	1,786,032	8,155,232

EXPENSES:
Investment advisory fees	216,592	1,330,455
Administration fees	15,446	152,073
Portfolio accounting and administration fees	33,341	137,068
Custodian fees	3,073	41,441
Transfer and dividend disbursing agent fees and expenses	24,121	10,538
Trustees’ fees	62,234	62,234
Professional fees	111,796	106,856
Distribution services fee—Class A	80,543	—
Shareholder services fee—Class A	80,543	—
Share registration costs	28,928	23,104
Printing and postage	17,815	30,541
Miscellaneous	21,081	51,916

TOTAL EXPENSES	695,513	1,946,226

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(263,546)	(615,771)
Waiver of shareholder services fee—Class A	(80,543)	—

TOTAL WAIVERS AND REIMBURSEMENTS	(344,089)	(615,771)

Net expenses	351,424	1,330,455

Net investment income	1,434,608	6,824,777

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on unaffiliated investments	(296,735)	42,994,124
Net realized gain (loss) on foreign currency transactions	957	—

Net realized gain (loss)	(295,778)	42,994,124

Net change in unrealized appreciation (depreciation) on unaffiliated investments	8,707,556	58,325,472
Net change in unrealized appreciation (depreciation) on affiliated investments	—	43,184
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(48)	—

Net change in unrealized appreciation (depreciation)	8,707,508	58,368,656

Net realized and unrealized gain (loss)	8,411,730	101,362,780

Change in net assets resulting from operations	$9,846,338	$108,187,557

(a)	Net of foreign withholding taxes withheld of $5,523 and $243, respectively.
(b)	Includes $12,080 received from affiliated issuers.

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	24

	Wilmington Enhanced Dividend Income Strategy Fund		Wilmington Large-Cap Strategy Fund

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023

OPERATIONS:
Net investment income	$1,434,608	$937,514	$6,824,777	$7,095,938
Net realized gain (loss)	(295,778)	49,973	42,994,124	31,396,351
Net change in unrealized appreciation (depreciation)	8,707,508	(393,821)	58,368,656	(30,364,437)

Change in net assets resulting from operations	9,846,338	593,666	108,187,557	8,127,852

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(826,350)	(1,080,484)	—	—
Class I	(548,863)	(66,758)	(33,703,643)	(54,830,455)

Total distributions to shareholders	(1,375,213)	(1,147,242)	(33,703,643)	(54,830,455)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	308,957	304,275	—	—
Class I	36,819,880	2,726,284	33,146,398	51,269,312
Distributions reinvested
Class A	819,199	1,067,482	—	—
Class I	214,970	34,696	24,031,367	41,005,261
Cost of shares redeemed
Class A	(3,592,717)	(2,865,099)	—	—
Class I	(4,653,086)	(375,061)	(104,114,168)	(88,254,437)

Change in net assets resulting from share transactions	29,917,203	892,577	(46,936,403)	4,020,136

Change in net assets	38,388,328	339,001	27,547,511	(42,682,467)
NET ASSETS:
Beginning of year	36,095,672	35,756,671	510,966,615	553,649,082

End of year	$74,484,000	$36,095,672	$538,514,126	$510,966,615

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	26,911	26,182	—	—
Class I	3,448,167	230,262	1,217,755	2,044,488
Distributions reinvested
Class A	70,098	94,571	—	—
Class I	18,081	3,023	898,130	1,689,136
Shares redeemed
Class A	(310,180)	(247,041)	—	—
Class I	(386,265)	(31,967)	(3,786,753)	(3,361,913)

Net change resulting from share transactions	2,866,812	75,030	(1,670,868)	371,711

 See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

25	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON ENHANCED DIVIDEND INCOME STRATEGY FUND

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020

CLASS A

Net Asset Value, Beginning of Year	$ 11.49	$ 11.67	$ 11.55		$ 9.54	$ 10.54
Income (Loss) From Operations:
Net Investment Income(a)	0.30	0.30	0.31		0.29	0.40
Net Realized and Unrealized Gain (Loss)	0.89	(0.12)	0.15		2.04	(1.02)
Total Income (Loss) From Operations	1.19	0.18	0.46		2.33	(0.62)
Less Distributions From:
Net Investment Income	(0.29)	(0.29)	(0.34)		(0.32)	(0.38)
Net Realized Gains	(0.01)	(0.07)	—		—	—
Total Distributions	(0.30)	(0.36)	(0.34)		(0.32)	(0.38)
Net Asset Value, End of Year	$ 12.38	$ 11.49	$ 11.67		$ 11.55	$ 9.54

Total Return(b)	10.52%	1.69%	3.99%		24.86%	(6.17)%
Net Assets, End of Year (000’s)	$33,055	$33,151	$35,124		$37,388	$32,708
Ratios to Average Net Assets
Gross Expense(c)	1.56%	1.76%	1.85%		1.69%	1.68%
Net Expense(c),(d)	0.75%	0.75%	0.67%		0.60%	0.60%
Net Investment Income	2.59%	2.58%	2.61%		2.81%	3.86%
Portfolio Turnover Rate	20%	10%	66	%(e)	12%	14%

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020

CLASS I

Net Asset Value, Beginning of Year	$ 11.53	$11.69	$11.56		$ 9.55	$10.54
Income (Loss) From Operations:
Net Investment Income(a)	0.32	0.32	0.34		0.32	0.44
Net Realized and Unrealized Gain (Loss)	0.89	(0.10)	0.15		2.03	(1.02)
Total Income (Loss) From Operations	1.21	0.22	0.49		2.35	(0.58)
Less Distributions From:
Net Investment Income	(0.31)	(0.31)	(0.36)		(0.34)	(0.41)
Net Realized Gains	(0.01)	(0.07)	—		—	—
Total Distributions	(0.32)	(0.38)	(0.36)		(0.34)	(0.41)
Net Asset Value, End of Year	$ 12.42	$11.53	$11.69		$11.56	$ 9.55

Total Return(b)	10.67%	2.03%	4.25%		25.09%	(5.83)%
Net Assets, End of Year (000’s)	$41,429	$2,945	$ 633		$ 629	$ 498
Ratios to Average Net Assets
Gross Expense(c)	0.88%	1.25%	1.37%		1.38%	1.44%
Net Expense(c),(d)	0.50%	0.50%	0.42%		0.35%	0.35%
Net Investment Income	2.74%	2.78%	2.82%		3.06%	4.20%
Portfolio Turnover Rate	20%	10%	66	%(e)	12%	14%

(a)	Per share amounts have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.
(e)

In November 2021, the Fund transitioned to the equity focused Wilmington Enhanced Dividend Income Strategy Fund from the Wilmington Diversified Income Fund. As a result, the portfolio turnover rate for the year ended April 30, 2022 was significantly higher than that of previous fiscal years.

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	26

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP STRATEGY FUND

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020

CLASS I
Net Asset Value, Beginning of Year	$ 25.22	$ 27.84	$ 30.08	$ 22.08	$ 23.36
Income (Loss) From Operations:
Net Investment Income(a)	0.35	0.36	0.33	0.35	0.39
Net Realized and Unrealized Gain (Loss)	5.18	(0.04)	(0.80)	10.11	(0.32)
Total Income (Loss) From Operations	5.53	0.32	(0.47)	10.46	0.07
Less Distributions From:
Net Investment Income	(0.35)	(0.34)	(0.33)	(0.37)	(0.41)
Net Realized Gains	(1.43)	(2.60)	(1.44)	(2.09)	(0.94)
Total Distributions	(1.78)	(2.94)	(1.77)	(2.46)	(1.35)
Net Asset Value, End of Year	$ 28.97	$ 25.22	$ 27.84	$ 30.08	$ 22.08

Total Return	22.55%	1.72%	(2.24)%	49.12%	0.09%
Net Assets, End of Year (000’s)	$538,514	$510,967	$553,649	$623,538	$467,392
Ratios to Average Net Assets
Gross Expense(b)	0.37%	0.37%	0.53%	0.80%	0.86%
Net Expense(b),(c)	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income	1.28%	1.42%	1.07%	1.34%	1.69%
Portfolio Turnover Rate	7%	13%	9%	14%	26%

(a)	Per share amounts have been calculated using the average shares method.
(b)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

27	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2024

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal

Wilmington Enhanced Dividend Income Strategy Fund (“Enhanced Dividend Income Strategy Fund”)(d) Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)(d) (d) Diversified	The Fund seeks a high level of total return consistent with a moderate level of risk. The Fund seeks to achieve long-term capital appreciation.

The Enhanced Dividend Income Strategy Fund offers Class A and Class I shares, and the Large-Cap Strategy Fund offers Class I shares. All shares of the Trust have equal rights with respect to voting, except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Board of Trustees (“Trustees”) has adopted Valuation Policies and Procedures (“Valuation Procedures”) and has delegated responsibilities to Wilmington Funds Management Corporation (“WFMC” or the “Advisor”), in its role as the Trust’s investment advisor, with respect to the valuation of the Funds’ investments. The Advisor, acting through its Pricing Committee, carries out all of the functions set forth below to determine fair value in good faith with respect to a Fund’s investments. The fair value of the Funds’ portfolio securities are determined as follows:

●

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

●	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

●	investments in open-end regulated investment companies are valued at NAV;

●

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

●	price information on listed securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”), is taken from the exchange where the security is primarily traded; and

●	for all other securities, at fair value as determined by the Advisor in accordance with the Valuation Procedures.

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Advisor, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. In determining whether market quotations are readily available or

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	28

fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (Systematic International Fair Value Pricing (“SIFVP”)).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Funds may utilize SIFVP which could result in certain equity securities being categorized as Level 2. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with the Valuation Procedures. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2024, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

Enhanced Dividend Income Strategy Fund
Bank of America Securities, Inc.	$19	$19	$—	$—
BNP Paribas SA	28	28	—	—
HSBC Securities USA, Inc.	28	28	—	—
Nomura Securities International, Inc.	28	28	—	—
RBC Dominion Securities, Inc.	28	28	—	—

	$131	$131	$—	$—

Large-Cap Strategy Fund
Bank of America Securities, Inc.	$80,961	$80,961	$—	$—
BNP Paribas SA	260,306	260,306	—	—
HSBC Securities USA, Inc.	255,100	255,100	—	—
Nomura Securities International, Inc.	260,306	260,306	—	—
RBC Dominion Securities, Inc.	260,306	260,306	—	—
TD Securities, Inc.	260,306	260,306	—	—

	$1,377,285	$1,377,285	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are

ANNUAL REPORT / April 30, 2024

29	NOTES TO FINANCIAL STATEMENTS (continued)

recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Distributions received from real estate investment trusts (“REITS”) are recorded as dividend income, capital gain, or return of capital as reported by such REITs, or based on management’s estimates to the extent actual information has not been reported. Estimates are adjusted to the actual amounts when the amounts are determined. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis and includes proceeds from litigation, if any. Withholding taxes and, where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

The Enhanced Dividend Income Strategy Fund offers multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid quarterly for the Funds.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolios of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2024, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)

Large-Cap Strategy Fund	$1,292,610	$1,292,610	$—

(1)

Collateral with a value of $1,377,285 has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2024.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2024, the following reclassifications were made on the Statements of Assets and Liabilities for permanent differences:

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	30

Fund	Paid-in Capital	Distributable Earnings (Loss)

Large-Cap Strategy Fund	$(2,104)	$2,104

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

	2024		2023

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains

Enhanced Dividend Income Strategy Fund	$1,326,045	$49,168	$918,836	$228,406
Large-Cap Strategy Fund	8,079,682	25,623,961	7,025,237	47,805,218

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)

Enhanced Dividend Income Strategy Fund	$ 61,889,966	$ 13,531,154	$ (824,555)	$ 12,706,599
Large-Cap Strategy Fund	149,838,238	404,303,596	(14,797,604)	389,505,992

As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings

Enhanced Dividend Income Strategy Fund	$ 254,048	$ —	$ 1	$12,706,506	$(261,470)	$—	$12,699,085
Large-Cap Strategy Fund	1,212,755	24,583,248	—	389,505,992	—	—	415,301,995

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of April 30, 2024, character of capital loss carryforwards were as follows:

Fund	Long-Term No Expiration	Total Capital Loss Carryforwards

Enhanced Dividend Income Strategy Fund	$(261,470)	$(261,470)

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – WFMC serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

Enhanced Dividend Income Strategy Fund	0.40%
Large-Cap Strategy Fund	0.25%

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2024 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

ANNUAL REPORT / April 30, 2024

31	NOTES TO FINANCIAL STATEMENTS (continued)

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations

Fund	Class A	Class I

Enhanced Dividend Income Strategy Fund	0.75%	0.50%
Large-Cap Strategy Fund	—	0.25%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2024, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, as applicable, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2024, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees paid by the Funds as follows:

Fund	Distribution Fees

Enhanced Dividend Income Strategy Fund	$805

Sales Charges – The Funds’ Class A shares, as applicable, bear front-end sales charges.

For the year ended April 30, 2024, M&T received sales charges on the sale of Class A shares as follows:

Fund	Sales Charges

Enhanced Dividend Income Strategy Fund	$8

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of the Funds’ Class A shares, as applicable, to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts.

M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Funds’ Class A shares, as applicable. The Funds may reduce the maximum amount of shareholder service fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2024, M&T did not receive any shareholder service fees from the Funds.

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	32

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended April 30, 2024 are as follows:

Fund/ Affiliated Investment Name	Value 4/30/23	Purchases	Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value 4/30/24	Number of Shares 4/30/24	Dividend Income	Capital Gain Distributions

Large-Cap Strategy Fund

Common Stock - 0.0%*
M&T Bank Corp.	$292,234	$—	$—	$—	$43,184	$335,418	2,323	$12,080	$—

*	As a percentage of Net Assets as of April 30, 2024.

The Funds may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2024 were as follows:

Fund	Commissions
Large-Cap Strategy Fund	$5,980

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2024 were as follows:

Fund	Purchases	Sales

Enhanced Dividend Income Strategy Fund	$40,513,914	$10,917,231
Large-Cap Strategy Fund	36,075,807	108,504,789

6.	MARKET RISK IN GENERAL

There is a risk that the value of a Fund’s investments may decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by a Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

7.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

ANNUAL REPORT / April 30, 2024

33	NOTES TO FINANCIAL STATEMENTS (concluded)

8.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed and became effective March 28, 2024. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. Commitment fees allocated to the Funds are included in Miscellaneous expenses on the statement of operations. The LOC expires on March 26, 2025.

The Funds did not utilize the LOC during the year ended April 30, 2024.

9.	NEW REGULATORY PRONOUNCEMENT

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds. The rule and form amendments will require mutual funds to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The compliance date for the amendments is for shareholder reports filed on or after July 24, 2024.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

April 30, 2024 / ANNUAL REPORT

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington Enhanced Dividend Income Strategy Fund and Wilmington Large-Cap Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Enhanced Dividend Income Strategy Fund and Wilmington Large-Cap Strategy Fund (two of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024 and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2024

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

ANNUAL REPORT / April 30, 2024

35

FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended April 30, 2024, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund

Enhanced Dividend Income Strategy Fund	99.55%
Large-Cap Strategy Fund	87.25%

For the fiscal year ended April 30, 2024, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 20%:

Fund

Enhanced Dividend Income Strategy Fund	99.85%
Large-Cap Strategy Fund	90.43%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

April 30, 2024 (unaudited) / ANNUAL REPORT

36

SHAREHOLDER PROXY RESULTS

A special meeting of the shareholders (the “Meeting”) of the Funds of the Wilmington Funds (the “Trust”) was held at 2:00 p.m. Eastern Time on February 15, 2024, at the principal executive offices of Wilmington Funds Management Corporation, the investment advisor to the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The purpose of the Meeting was to vote on the following proposal:

1.	To elect Gregory P. Chandler, Donald E. Foley, and Valerie J. Sill as Independent Trustees of the Trust; and Eric W. Taylor as an Interested Trustee of the Trust (together, the “Trustees”).

All shareholders of record at the close of business on December 13, 2023 were entitled to attend or submit proxies. As of the record date the Trust had 12,602,869,323 shares outstanding and 4,393,711,349 shares were voted by shareholders in person or represented by proxy entitled to vote at the Meeting. A quorum for the Meeting was met with approximately 34.9% of the shares voted at the Meeting.

At the Meeting, shareholders of the Trust approved the election of the following Trustees. The results of the voting for the proposal were as follows:

Independent Trustees	Votes For	Votes Withheld	% of Votes For

Gregory P. Chandler	4,334,311,607	59,399,742	98.65%
Donald E. Foley	4,331,740,982	61,970,367	98.59%
Valerie J. Sill	4,336,822,269	56,889,080	98.71%

Interested Trustees	Votes For	Votes Withheld	% of Votes For

Eric W. Taylor	4,392,738,859	972,490	99.98%

ANNUAL REPORT / April 30, 2024 (unaudited)

37

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Eric W. Taylor* Birth year: 1981 TRUSTEE Began serving: October 2022 PRESIDENT Began serving: August 2022

Principal Occupations: Executive Vice President, Head of Investment Implementation and Investment Advisor Services, Manufactures and Traders Trust Co. (August 2018—present).

Previous Positions: Director of Investment Planning and Portfolio Implementation (2017-2018); Regional Investment Advisory Lead and Regional Investment Implementation Officer (2013-2017); Senior Investment Advisory (2009-2013), Manufactures and Traders Trust Co.

Other Directorships Held: None

*   Eric W. Taylor is “interested” due to his current affiliation with Wilmington Trust, N.A., a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 CHAIRMAN Began serving: January 2023 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (111 Funds) (2014 to present); Trustee, 1290 Funds (15 portfolios) (2017 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (2012 to 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

April 30, 2024 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	38

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Herspiegel Consulting LLC (pharmaceutical consulting) (2020 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019).

Previous Positions: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (March 2020 to November 2020); Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to 2021); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

H. Thomas McMeekin Birth year: 1953 TRUSTEE Began serving: April 2024

Principal Occupations: Managing Partner and Founder, Griffin Investments, LLC (asset management) (2000 to present); CEO of Blue Key Services, LLC, (2015 to present).

Other Directorships Held: Trustee, EQ Advisors Trust (III Funds), 1290 Funds (15 portfolios) (registered investment companies) (2014 to present).

Previous Positions: Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation; and Senior Managing Director of AIG Asset Management (2009 to 2012).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Senior Vice President, Wilmington Funds Management Corporation (2005 to present); Senior Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Senior Vice President, M&T Bank.

Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

ANNUAL REPORT / April 30, 2024 (unaudited)

39	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Senior Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Senior Vice President and Assistant Secretary, Wilmington Funds; Wilmington Funds Management Corporation (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Senior Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022

Principal Occupation: Managing Director, Fund Officers, ACA Group, previously Foreside Financial Group (2008 to present).

Previous Positions: Vice President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020

Principal Occupation: Senior Principal Consultant and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).

Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2024 (unaudited) / ANNUAL REPORT

40

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 21, 2024, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2023. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third-party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third-party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended April 30, 2024. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

ANNUAL REPORT / April 30, 2024 (unaudited)

41

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

April 30, 2024 (unaudited) / ANNUAL REPORT

42

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

March 21, 2024

The Wilmington Funds, their distributor, and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; ensure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

●

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

●

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

●	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Practices

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

●

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

●

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

●

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this Notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

ANNUAL REPORT / April 30, 2024 (unaudited)

43

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

●	Information or data entered into a website will be retained only as long as needed to fulfill the business purpose(s).

●

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

●

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

●	You can find additional information in the Wilmington Trust Digital Privacy Notice.

E-mail

If you have opted to receive information from the Funds by e-mail, it is our policy to include instructions in all e-mail messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836- 2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Notice

The effective date of this Notice is March 21, 2024. We reserve the right to modify this Notice at any time. When it is revised, reviewed or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

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April 30, 2024 (unaudited) / ANNUAL REPORT

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WILMINGTON
FUNDS

April 30, 2024

PRESIDENT'S MESSAGE AND

Annual Report

WILMINGTON FUNDS

Equity Fund

Wilmington International Fund

Alternatives Fund

Wilmington Global Alpha Equities Fund

Asset Allocation Fund

Wilmington Real Asset Fund

Wilmington International Fund (“International Fund”)

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)

Wilmington Real Asset Fund (“Real Asset Fund”)

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i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the International Fund, Global Alpha Equities Fund, and Real Asset Fund (the “Funds”), covering the Funds’ annual fiscal year of May 1, 2023, through April 30, 2024. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal year.

The economy

From May 2023 through April 2024, the United States experienced steady economic growth driven by robust consumer spending, strong business investment, and supportive government policies. The labor market showed signs of normalization and unemployment reached historically low levels. However, there were challenges including inflationary pressure which remained sticky (specifically within housing and auto insurance) prompting policymakers to push back on rate cut expectations. In fact, the Federal Reserve (the “Fed”) raised interest rates twice during the period with the Fed Funds upper bound increasing 50 basis points1 to 5.5%. The beleaguered U.S. manufacturing sector finally showed signs of improvement, reaching an expansionary level (as measured by the ISM Manufacturing Index) for the first time in 16 months. The services sector, which accounts for two-thirds of the economy, remained in expansionary territory for the duration of the period, a testament to the U.S. economy’s resilience in navigating a higher interest rate environment and volatile geopolitical landscape.

Bond markets

Rates pushed higher during the fiscal year as uncertainty around inflation persisted and investors became more pessimistic about the degree to which the Fed would be able to ease policy. The benchmark 10-year Treasury yield rose 110 basis points while the two-year yield advanced around 90 basis points during the period. Volatility in the bond market subsided following the banking turmoil in March 2023 as the MOVE index, a common bond market volatility gauge, dropped closer to its five-year average. Corporate credit spreads also continued to compress, to the benefit of high yield issuers, as companies remained on strong financial footing overall. The yield curve remained inverted, most notably at two critical points: the 10y-minus-2y and the 10y-minus-3m portions of the curve. Overall, there was a wide degree of performance dispersion in the bond market, as the Bloomberg U.S. Aggregate Bond Index declined -1.5% while the Bloomberg U.S. Corporate High Yield Bond Index returned +9.0%.

For the 12-month period May 1, 2023 to April 30, 2024, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]
-2.80%	-1.47%	0.76%	2.08%	9.02%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

It was a strong year for U.S. large-cap equities as the S&P 500 Index advanced +22.7% while notching several new all-time high levels. The communication services and technology sectors powered the index higher as generative AI remained a major theme for investors and the “Magnificent 7” index8 advanced +60.4%.

Returns in international markets were less robust as the MSCI EAFE Index and MSCI Emerging Markets Index ended the year up +9.3% and +9.9%, respectively. In emerging markets, China weighed heavily on the index as deflationary pressures became increasingly embedded in both the consumer and producer sides of the economy. Concerns around the ailing property sector also led to an exodus of foreign capital out of the country.

Geopolitics also made several headlines during the year, with implications for the commodity market. Notably, in October, the terrorist group, Hamas, attacked Israel, sparking a major conflict in the Gaza Strip. Oil prices surged, with Brent crude reaching nearly $100 a barrel, following fears of a wider escalation across the Middle East and as Houthi rebels (a Yemeni extremist group) attacked ships in the Red Sea.

PRESIDENT’S MESSAGE / April 30, 2024 (unaudited)

ii

Metals, both industrial and precious, were another major storyline during the year as copper (+16.5%) and gold (+15.3%) delivered their best performances in recent history. Copper prices benefitted from the build out of data centers and the United States’ green energy transition. Lastly, cryptocurrencies were one of the best performing asset classes during the year as Bitcoin surged over +100% and notched a new all-time high (of roughly $73,500) after the SEC approved the first spot-Bitcoin ETFs (prices ended the year around $60,000).

For the 12-month period May 1, 2023 to April 30, 2024, certain stock market indices performed as follows:

S&P 500® Index[9]	Russell 2000® Index[10]	MSCI EAFE (Net) Index[11]	MSCI Emerging Markets (Net) Index[12]
22.66%	13.32%	9.28%	9.88%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Sincerely,

Eric W. Taylor, CFA

President

May 15, 2024

April 30, 2024 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The “Magnificent 7” index refers to the 7 most influential stocks in the S&P 500 index. These stocks, including NVIDIA, Meta Platforms, Tesla, Amazon, Alphabet, Microsoft, and Apple, have dominated the market, driving significant gains in the major indexes.

9.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

10.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 5% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $9.7 million to $11.4 billion.

11.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

12.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 24 Emerging Markets countries:, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2024 (unaudited)

1

WILMINGTON INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2024, Wilmington International Fund (the “Fund”) had a total return of 7.81%* for Class A Shares and 8.10%* for Class I Shares, versus its benchmark, the MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US)** which had a total return of 9.32%.

The Fund’s performance during the fiscal year can be split into two distinct periods as the Fund underwent a significant restructure which began trading October 1st, 2023. Reasons for the restructure centered around a desire to have tighter risk controls, particularly around geographic variances and small-cap exposure, as well as improving the quality of the individual managers sub-advising for the Fund. After extensive research, the portfolio management team of the Fund determined a partnership with Wellington as a single sub-advisor with several independent teams within Wellington was the Fund’s best option. The Wellington solution offered 1) a custom blend of managers for Wilmington Trust, 2) a structure that allowed the Fund to largely retain its local managers in local markets philosophy, 3) top-level risk oversight provided by Wellington’s Fundamental Factor Team, and 4) the inclusion of tailored completion portfolios designed to integrate with the regional managers to smooth factor exposure and geographic mismatch issues.

The prior Fund structure, which was in place for the period May 1, 2023 to September 30, 2023, had negative selection within consumer discretionary, consumer staples and communication services, which was partially offset by stronger selection in industrials, technology, and materials. Sector allocation was negative overall, where underweights to energy and financials detracted, while an underweight to consumer staples was a slight positive. From a regional perspective, the Fund had positive selection in Japan, while negative selection in Emerging Asia. From a market cap perspective, the Fund’s overweight to smaller cap stocks detracted for the period; it had positive selection within the smaller cap stocks, though this was partially offset by weaker selection in mid-cap stocks.

The current Fund structure, which was in place for the period October 1, 2023 to April 30, 2024, had positive selection within materials, technology, and industrials, which was partially offset by weaker selection in energy, financials, and health care. Sector allocation was positive overall, where underweights to consumer staples and materials and overweighting to industrials were beneficial to performance, while an underweight to technology detracted. From a regional perspective, the Fund had positive selection in Europe and Emerging Markets, while negative selection in Japan and North America. From a market cap perspective, the Fund’s overweight to small and mid-cap stocks detracted for the period; it had positive selection within the small and mid-cap stocks, though this was partially offset by weaker selection in mega-cap stocks.

Over the course of the fiscal year, markets were impacted by many macro headwinds and tailwinds including a precipitous decline in China, followed by an intense rebound in the country in the final few months; the Russia/Ukraine war continuing to drag on; intensifying conflict within the Middle East; Japan performing strongly, while the Yen declined dramatically; and expectations of rates peaking around the world.

Regarding China, markets were expecting a much bigger rebound out of the zero covid policy era with much bigger stimulus efforts to support this. What they got was piecemeal stimulus efforts and a crisis in the property market with defaults on two large companies. Added to which, an election in Taiwan stoked the flames of increased tension between the two nations, spooking investors. Eventually, the drips of stimulus and super low valuations were enough to lure market participants back to the Chinese market and it clawed back some of the steep losses seen earlier in the year.

The Russia/Ukraine war continues to plod along with Vladimir Putin recently securing a 5th term as President and promptly replacing his defense minister. The efforts to support Ukraine from Europe and particularly the U.S. are somewhat strained, as conflict in the Middle East intensifies and draws on purse strings as well. As Iran becomes more directly involved and Israel defies the U.S. stance on tactics, the situation could become much worse.

After years of stagnation, Japan’s market surged higher in the fiscal year driven by an end to negative rates and yield curve control, as well as efforts from the Japan Exchange for companies to boost their price-to-book valuations. Eyes are on the Yen’s depreciation, which dropped to a more than 30-year low, spurring intervention by the Bank of Japan.

Regarding interest rates, pundits debate whether the European Central Bank will move to ease ahead of the Federal Reserve given the potential impact on the currency; most agree though that the direction of travel is either sideways or down. Many Emerging Markets countries have already moved to cut rates or are expected to soon.

Despite these crosscurrents in the market, we continue to believe the Fund is well structured to deliver alpha. The Fund is designed to have the majority of risk be stock specific, therefore allowing the underlying manager’s fundamental efforts to drive performance. This is balanced with risk controls focused on regional variances as well as other factors, such as small-cap exposure.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A shares was 1.84%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 46 country indices comprising 22 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China,

April 30, 2024 (unaudited) / ANNUAL REPORT

2

Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

Alpha is a measure of performance on a risk-adjusted basis. The excess return of the Fund relative to the return of the benchmark index is a Funds alpha.

ANNUAL REPORT / April 30, 2024 (unaudited)

3

WILMINGTON INTERNATIONAL FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of Wilmington International Fund from April 30, 2014 to April 30, 2024, compared to the MSCI ACWI ex-US Net Index2.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was 1.84%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/24

	1 Year	5 Years	10 Years

Class A^	1.84%	2.17%	2.64%

Class I^	8.10%	3.54%	3.40%

MSCI ACWI ex-US Net Index[2]	9.32%	5.03%	3.93%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.51% and 1.10%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.01% and 0.85%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the MSCI ACWI ex-US Net Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2024 (unaudited) / ANNUAL REPORT

4

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2024, the Wilmington Global Alpha Equities Fund (the “Fund”) had a total return of 6.47%* for Class A shares and 6.73%* for Class I shares, versus its benchmark, the HFRX Equity Hedge Index**, which had a total return of 8.13%.

Performance Review

During the fiscal year ended April 30, 2024, the Fund had positive returns but underperformed its benchmark.

The Fund is a portfolio of long only equity strategies run by Wellington’s different portfolio management teams overseen by Wellington’s Fundamental Factor Team, which also runs a long factor overlay sleeve and hedges the portfolio with equity index futures.

For the year, the long only equity strategies underperformed Global Equities as represented by the MSCI All Country World Index ex-US (MSCI ACWI ex-US)***. This was due in large part to underweight positions in the so called Magnificent Seven tech stocks which drove index performance. From an underlying strategy perspective, three Portfolio Managers (“PM”) outperformed the MSCI ACWI ex-US, while six underperformed. The top performer was the Fund’s growth manager, while the poorest performer was the China focused manager, which is unsurprising as China dramatically underperformed. The PM is included in the portfolio, not as a bet on China outperformance but rather to ensure that the Fund is not underweight China (which remains an engine of global growth) as well as belief in the ability to generate excess return.

The Fund uses short equity index futures positions to reduce the Fund’s net long exposure to the global equity market as well as manage overweights and underweights that arise from the Fund’s long exposure.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A shares was 0.65%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The HFRX Equity Hedge Index measures the performance of hedge fund strategies that primarily maintain long and short positions in equity and equity derivative securities. Equity Hedge managers typically maintain at least 50%, and in some cases may be entirely invested in equity-related securities, both long and short. Managers may employ a broad range of processes and strategies, including both quantitative and fundamental techniques, as well as net exposures, level of concentration, use of leverage, holding periods, and market capitalizations. The Index is weighted by asset size among reporting funds, which must have at least $50 million in assets or have been active for at least 12 months. The index is unmanaged and it is not possible to invest directly in an index.

***

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 46 country indices comprising 22 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and it is not possible to invest directly in an index.

A long position is the buying of a stock, commodity, or currency with the expectation that it will rise in value in the future.

Equity Index Futures are derivatives instruments that give investors exposure to price movements on an underlying index.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful. Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisors, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisors are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisors making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

ANNUAL REPORT / April 30, 2024 (unaudited)

5

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, and derivatives. Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

April 30, 2024 (unaudited) / ANNUAL REPORT

6

WILMINGTON GLOBAL ALPHA EQUITIES FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Global Alpha Equities Fund from April 30, 2014 to April 30, 2024, compared to the HFRX Equity Hedge Fund Index2.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was 0.65%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/24

	1 Year	5 Years	10 Years

Class A^	0.65%	2.23%	2.25%

Class I^	6.73%	3.66%	3.10%

HFRX Equity Hedge Fund Index[2]	8.13%	5.26%	3.16%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.96% and 1.50%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.46% and 1.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the HFRX Equity Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2024 (unaudited)

7

WILMINGTON REAL ASSET FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2024, Wilmington Real Asset Fund (the “Fund”) had a total return of 1.73%* for Class A Shares and 1.94%* for Class I Shares, versus its benchmark, the S&P Developed Property Index**, the Bloomberg U.S. Treasury Inflation Protected Securities Index (“Bloomberg U.S. TIPS Index”)***, the Bloomberg Commodity Index (Total Return)****, and the Real Asset Blended Index, which had total returns of 0.88%, -1.35%, 2.89% and 2.46%, respectively.

The Blended Index is a mix of 50.0% S&P Developed Property Index and 50.0% Bloomberg Commodity Index (Total Return). This was changed from 37.5% S&P Developed Property Index, 37.5% Bloomberg Commodity Index, and 25% Bloomberg U.S. Treasury Inflation Linked Bond Index on January 1, 2023, due to the belief that strategic long-term investment in inflation-linked bonds (“ILB”) will not be additive to portfolios. Long-term inflation-linked bond returns will be less compelling going forward.

During the year, the Fund (Class I Shares) slightly underperformed the Blended Index. Asset allocation added, due to slight overweight commodities, but was not enough to make up for fees.

Global real estate securities, as measured by the S&P Developed Property Index, were up 0.88% for the fiscal year, rebounding slightly from prior years losses but dramatically underperforming broad equity markets. Higher interest rates continued to be a major headwind, both because higher mortgage rates increase cost of owning real estate as well as some yield focused investors migrating from income paying real estate to fixed income. The Fund’s real estate allocation slightly underperformed due to some exposure to emerging markets property.

Commodities gained 2.89% during the fiscal year, after pronounced losses the prior year. Gains were most pronounced in precious and industrial metals, while agricultural commodities were down. The Fund’s commodity allocation outperformed due to exposure to commodity related equities which outperformed commodity futures.

*	Performance data quoted represents past performance,

which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A shares was -3.85%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

***

The Bloomberg U.S. Treasury Inflation Protected Securities Index measures the performance of the U.S. Treasury Inflation Protected Securities market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

****

Bloomberg Commodity Index (Total Return) is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 20 physical commodities.

Inflation-linked bonds, or ILBs, are securities designed to help protect investors from inflation.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2024 (unaudited) / ANNUAL REPORT

8

WILMINGTON REAL ASSET FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Real Asset Fund from April 30, 2014 to April 30, 2024, compared to the S&P Developed Property Index2, the Bloomberg Commodity Index2, Bloomberg U.S. TIPS Index2, and the Real Asset Blended Index3.

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -3.85%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/24

	1 Year	5 Years	10 Years

Class A^	-3.85%	1.76%	1.75%

Class I^	1.94%	3.18%	2.59%

S&P Developed Property Index[2]	0.88%	-0.44%	2.55%

Bloomberg Commodity Index[2]	2.89%	7.04%	-1.54%

Bloomberg U.S. TIPS Index[2]	-1.35%	2.07%	1.90%

Real Asset Blended Index[3]	2.46%	3.61%	3.14%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.36% and 1.01%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.86% and 0.76%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Bloomberg U.S. TIPS Index, S&P Developed Property Index and the Bloomberg Commodity Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

[3]

The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 50.0% S&P Developed Property Index and 50.0% Bloomberg Commodity Index.

ANNUAL REPORT / April 30, 2024 (unaudited)

9

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 to April 30, 2024.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2024.

	Beginning Account Value 11/01/23	Ending Account Value 4/30/24	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)

WILMINGTON INTERNATIONAL FUND
Actual
Class A	$1,000.00	$1,161.30	$5.80	1.08%
Class I	$1,000.00	$1,162.50	$4.46	0.83%
Hypothetical (assuming a 5% return before expenses)
Class A	$1,000.00	$1,019.49	$5.42	1.08%
Class I	$1,000.00	$1,020.74	$4.17	0.83%

WILMINGTON GLOBAL ALPHA EQUITIES FUND
Actual
Class A	$1,000.00	$1,065.60	$7.65	1.49%
Class I	$1,000.00	$1,067.30	$6.37	1.24%
Hypothetical (assuming a 5% return before expenses)
Class A	$1,000.00	$1,017.45	$7.47	1.49%
Class I	$1,000.00	$1,018.70	$6.22	1.24%

WILMINGTON REAL ASSET FUND
Actual
Class A	$1,000.00	$1,069.40	$4.22	0.82%
Class I	$1,000.00	$1,070.70	$2.93	0.57%
Hypothetical (assuming a 5% return before expenses)
Class A	$1,000.00	$1,020.79	$4.12	0.82%
Class I	$1,000.00	$1,022.03	$2.87	0.57%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).
(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which the Funds invest.

April 30, 2024 (unaudited) / ANNUAL REPORT

10

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington International Fund

At April 30, 2024, the Fund’s sector classifications and country allocations were as follows:

Percentage of Total Net Assets
Common Stocks
Financials	19.1%
Industrials	15.2%
Information Technology	11.1%
Consumer Discretionary	10.8%
Health Care	8.9%
Consumer Staples	7.2%
Materials	5.6%
Communication Services	5.2%
Energy	4.7%
Utilities	2.5%
Real Estate	1.4%
Exchange-Traded Funds	4.1%
Preferred Stock	0.3%
Cash Equivalents(1)	2.8%
Cash Collateral Invested for Securities on Loan(2)	2.2%
Other Assets and Liabilities - Net(3)	(1.1)%

TOTAL	100.0%

Country Allocation	Percentage of Total Net Assets
Common Stocks
Japan	13.2%
United Kingdom	10.2%
France	8.1%
Canada	6.4%
China	6.2%
Taiwan	4.9%
Germany	4.5%
United States	3.9%
Switzerland	3.5%
South Korea	3.5%
Australia	3.1%
Netherlands	2.4%
South Africa	2.0%
Spain	1.7%
Brazil	1.4%
Hong Kong	1.4%
United Arab Emirates	1.4%
Austria	1.3%
Sweden	1.3%
Norway	1.0%
All other countries less than 1.0%	10.3%
Exchange-Traded Funds	4.1%
Preferred Stocks	0.3%
Cash Equivalents(1)	2.8%
Cash Collateral Invested for Securities on Loan(2)	2.2%
Other Assets and Liabilities - Net(3)	(1.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS¢

April 30, 2024

Description	Number of Shares	Value

COMMON STOCKS – 91.7%

AUSTRALIA – 3.1%
ANZ Group Holdings Ltd.	41,409	$747,181
Aristocrat Leisure Ltd.	10,991	280,490
BHP Group Ltd.	68,216	1,870,900
BlueScope Steel Ltd.	9,996	145,896
Brambles Ltd.	27,684	260,442
Coles Group Ltd.	21,720	226,523
Commonwealth Bank of Australia	21,333	1,563,059
Fortescue Ltd.	25,901	429,295
Goodman Group	31,327	632,794

Description	Number of Shares	Value

Insurance Australia Group Ltd.	51,761	$214,445
Macquarie Group Ltd.	6,072	727,052
Mineral Resources Ltd.	3,454	156,682
Mirvac Group	148,917	195,121
National Australia Bank Ltd.	41,194	892,984
Northern Star Resources Ltd.	32,474	307,812
Pilbara Minerals Ltd.#	39,931	101,661
Ramsay Health Care Ltd.	4,317	144,707
REA Group Ltd.	2,863	328,180
Rio Tinto Ltd.	6,259	520,901
Rio Tinto PLC	54,515	3,688,527
SEEK Ltd.	17,639	272,484

ANNUAL REPORT / April 30, 2024

11	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

Stockland	78,957	$223,694
Suncorp Group Ltd.	29,849	318,800
Telstra Group Ltd.	74,785	176,688
Transurban Group	48,112	386,265
Wesfarmers Ltd.	14,927	639,461
Westpac Banking Corp.	48,599	807,052
Woolworths Group Ltd.	17,919	367,646

TOTAL AUSTRALIA		$16,626,742

AUSTRIA – 1.3%
BAWAG Group AG*	49,669	2,965,775
Erste Group Bank AG	47,882	2,232,982
Wienerberger AG	47,617	1,701,609

TOTAL AUSTRIA		$6,900,366

BELGIUM – 0.8%
KBC Group NV	28,227	2,096,819
UCB SA	17,823	2,363,511

TOTAL BELGIUM		$4,460,330

BRAZIL – 1.4%
Atacadao SA	702,500	1,512,528
Banco BTG Pactual SA	142,529	917,877
Cyrela Brazil Realty SA Empreendimentos e Participacoes	184,500	723,773
Localiza Rent a Car SA	128,575	1,215,528
Rede D’Or Sao Luiz SA	227,700	1,146,700
Vale SA	113,900	1,387,393
Wheaton Precious Metals Corp.	14,927	777,659

TOTAL BRAZIL		$7,681,458

CANADA – 6.4%
Agnico Eagle Mines Ltd.	4,076	258,123
Alimentation Couche-Tard, Inc.	12,679	702,726
AltaGas Ltd.	9,765	214,076
ARC Resources Ltd.	20,358	368,667
Bank of Montreal	10,282	918,445
Bank of Nova Scotia (The)	79,236	3,635,307
Brookfield Asset Management Ltd., Class A	7,860	300,263
Brookfield Corp.	11,679	468,466
CAE, Inc.*	6,691	129,091
Canadian Imperial Bank of Commerce	14,030	654,900
Canadian National Railway Co.	8,069	979,370
Canadian Natural Resources Ltd.	18,179	1,377,571
Canadian Pacific Kansas City Ltd.	12,005	941,808
Capstone Copper Corp.*	85,600	592,575
Cenovus Energy, Inc.	12,297	252,613
CGI, Inc.*	3,691	373,993
Constellation Software, Inc.	216	556,107
Dollarama, Inc.	5,048	421,104
Enbridge, Inc.	95,712	3,403,263
Fortis, Inc.	12,739	500,251
Franco-Nevada Corp.	2,590	311,782
Gildan Activewear, Inc.	5,537	191,934
iA Financial Corp., Inc.	3,022	183,210
Imperial Oil Ltd.	4,613	317,161
Ivanhoe Mines Ltd., Class A*	19,205	260,317
Keyera Corp.	8,634	221,518

Description	Number of Shares	Value

Loblaw Cos. Ltd.	3,238	$355,071
Magna International, Inc.	5,853	279,757
Manulife Financial Corp.	33,994	792,901
National Bank of Canada	3,885	311,951
Nutrien Ltd.	5,455	287,639
Open Text Corp.	6,939	245,019
Parex Resources, Inc.	108,014	1,883,076
Pembina Pipeline Corp.	15,541	546,839
Power Corp. of Canada	6,259	166,767
Restaurant Brands International, Inc.	4,832	366,581
RioCan REIT	16,836	213,286
Rogers Communications, Inc., Class B	6,097	228,397
Royal Bank of Canada	51,601	4,992,363
Saputo, Inc.	5,963	114,656
Shopify, Inc., Class A*	15,363	1,078,585
Sun Life Financial, Inc.	9,281	473,876
Suncor Energy, Inc.	10,097	385,280
TC Energy Corp.	16,766	600,660
Thomson Reuters Corp.	2,391	361,138
Toronto-Dominion Bank (The)	23,291	1,381,743
Tourmaline Oil Corp.	8,029	392,395
WSP Global, Inc.	1,511	229,276

TOTAL CANADA		$34,221,897

CAYMAN ISLANDS – 0.2%
Patria Investments Ltd.	81,293	1,089,326

CHINA – 6.2%
Alibaba Group Holding Ltd.	45,928	430,027
Alibaba Group Holding Ltd., ADR	47,154	3,529,477
China Tower Corp. Ltd., Class H	7,716,000	903,230
Fuyao Glass Industry Group Co. Ltd., Class H	117,472	703,312
Fuyao Glass Industry Group Co. Ltd., Class A	202,900	1,392,675
Kanzhun Ltd., ADR	81,298	1,608,887
KE Holdings, Inc., ADR	52,477	793,452
Kunlun Energy Co. Ltd.	682,000	661,117
Kweichow Moutai Co. Ltd., Class A	5,800	1,357,542
Meituan, Class B*	243,628	3,326,626
Midea Group Co. Ltd., Class A	167,900	1,612,017
NetEase, Inc., ADR	30,918	2,889,906
NetEase, Inc.	14,100	264,300
PICC Property & Casualty Co. Ltd., Class H	3,238,000	4,022,837
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	222,800	549,810
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	28,700	1,203,015
Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd.*	29,400	625,328
Tencent Holdings Ltd.	122,617	5,380,826
Tsingtao Brewery Co. Ltd., Class H	84,000	605,338
Will Semiconductor Co. Ltd. Shanghai, Class A	81,740	1,140,232
Zai Lab Ltd., ADR*,#	23,704	374,523

TOTAL CHINA		$33,374,477

DENMARK – 0.9%
Novo Nordisk A/S, Class B	31,208	4,002,186
Scandinavian Tobacco Group A/S	62,833	1,015,017

TOTAL DENMARK		$5,017,203

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	12

 Wilmington International Fund (continued)

Description	Number of Shares	Value

FINLAND – 0.4%
Wartsila OYJ Abp	120,276	$2,218,791

FRANCE – 8.1%
AXA SA#	139,106	4,806,333
Bureau Veritas SA	198,174	5,779,869
Capgemini SE	8,112	1,704,989
Cie de Saint-Gobain SA	32,473	2,568,050
Cie Generale des Etablissements Michelin SCA	52,656	2,022,972
Elis SA	85,004	1,908,456
Engie SA#	220,347	3,825,360
LVMH Moet Hennessy Louis Vuitton SE	2,634	2,163,663
Pernod Ricard SA	14,125	2,136,294
Publicis Groupe SA	20,830	2,298,523
Technip Energies NV	85,053	2,002,999
Thales SA	12,877	2,164,204
TotalEnergies SE	77,393	5,618,633
Veolia Environnement SA	65,378	2,032,451
Vinci SA	18,944	2,219,783

TOTAL FRANCE		$43,252,579

GERMANY – 4.5%
Brenntag SE	69,311	5,531,254
Daimler Truck Holding AG	44,942	2,026,714
Hensoldt AG	35,477	1,397,686
Jenoptik AG	30,575	819,723
Rheinmetall AG*	4,601	2,535,357
SAP SE	10,029	1,810,907
Siemens AG	19,783	3,706,020
Talanx AG	56,462	4,246,763
United Internet AG	79,880	1,932,204

TOTAL GERMANY		$24,006,628

GREECE – 0.5%
Hellenic Telecommunications Organization SA	117,042	1,778,061
Piraeus Financial Holdings SA*	161,437	646,709

TOTAL GREECE		$2,424,770
HONG KONG – 1.4%
AIA Group Ltd.	586,904	4,298,695
CK Asset Holdings Ltd.	65,114	277,749
Futu Holdings Ltd., ADR*	967	62,188
Hong Kong & China Gas Co. Ltd.	356,143	270,794
Hong Kong Exchanges & Clearing Ltd.	53,017	1,684,585
Jardine Matheson Holdings Ltd.	4,668	178,640
Link REIT	49,824	213,485
Sun Hung Kai Properties Ltd.	29,717	274,138
Techtronic Industries Co. Ltd.	28,054	387,687

TOTAL HONG KONG		$7,647,961

HUNGARY – 0.6%
MOL Hungarian Oil & Gas PLC	121,598	996,580
OTP Bank Nyrt	47,438	2,351,296

TOTAL HUNGARY		$3,347,876

INDIA – 0.9%
HDFC Bank Ltd., ADR	26,827	1,545,235
ICICI Bank Ltd., ADR	96,520	2,657,196

Description	Number of Shares	Value

Infosys Ltd., ADR#	28,746	$480,346

TOTAL INDIA		$4,682,777

INDONESIA – 0.6%
Bank Central Asia Tbk PT	2,688,600	1,616,614
Bank Mandiri Persero Tbk PT	2,449,100	1,035,179
Telkom Indonesia Persero Tbk PT	3,632,000	704,094

TOTAL INDONESIA		$3,355,887

IRELAND – 0.8%
AIB Group PLC	350,582	1,814,672
Smurfit Kappa Group PLC	53,540	2,319,865

TOTAL IRELAND		$4,134,537

ISRAEL – 0.2%
Bank Hapoalim BM	31,734	285,874
Bank Leumi Le-Israel BM	41,848	326,085
Check Point Software Technologies Ltd.*	2,158	322,448
Nice Ltd.*	1,090	243,735

TOTAL ISRAEL		$1,178,142

ITALY – 0.6%
FinecoBank Banca Fineco SpA	220,955	3,384,979

JAPAN – 13.2%
77 Bank Ltd. (The)	7,164	202,528
ABC-Mart, Inc.	12,068	240,374
ADEKA Corp.	26,600	552,767
ARE Holdings, Inc.	33,300	430,422
Asahi Group Holdings Ltd.	18,745	641,247
ASKUL Corp.	41,767	630,777
Astellas Pharma, Inc.	232,727	2,233,691
BIPROGY Inc.	18,948	551,224
BML, Inc.	13,200	243,816
Canon Marketing Japan, Inc.	19,682	540,810
Casio Computer Co. Ltd.	32,700	272,433
Chugai Pharmaceutical Co. Ltd.	20,398	648,735
Dai-ichi Life Holdings, Inc.	36,299	840,723
Daiichi Sankyo Co. Ltd.	56,450	1,899,978
Daito Trust Construction Co. Ltd.	5,100	546,691
Dentsu Soken, Inc.	9,270	307,097
dip Corp.	33,019	558,027
en Japan, Inc.	30,900	513,712
Fuji Corp.	35,300	592,171
Fuso Chemical Co. Ltd.	20,398	523,888
Future Corp.	76,300	769,742
Hikari Tsushin, Inc.	3,424	556,475
Hitachi Ltd.	11,922	1,099,932
Honda Motor Co. Ltd.	91,007	1,035,440
Isuzu Motors Ltd.	294,307	3,729,710
ITOCHU Corp.	19,463	878,069
Japan Post Holdings Co. Ltd.	30,350	291,460
JGC Holdings Corp.	36,608	352,871
Kamigumi Co. Ltd.	10,400	224,594
KDDI Corp.	132,092	3,665,394
Keyence Corp.	2,502	1,100,304
KH Neochem Co. Ltd.	33,874	520,127
Kirin Holdings Co. Ltd.	42,836	625,303
Koa Corp.	22,309	230,093

ANNUAL REPORT / April 30, 2024

13	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

Kokuyo Co. Ltd.	17,900	$305,807
Kyowa Kirin Co. Ltd.	28,121	472,260
LaSalle Logiport REIT	629	630,875
Lintec Corp.	20,200	402,707
Marui Group Co. Ltd.	36,123	551,738
Mebuki Financial Group, Inc.	68,330	241,726
MEITEC Group Holdings, Inc.	17,609	328,408
MISUMI Group, Inc.	37,299	606,402
Mitsubishi Corp.	44,361	1,014,517
Mitsubishi Estate Co. Ltd.	28,725	526,377
Mitsubishi Gas Chemical Co., Inc.	23,274	411,815
Mitsubishi UFJ Financial Group, Inc.	429,833	4,281,720
MS&AD Insurance Group Holdings, Inc.	31,209	561,108
NET One Systems Co. Ltd.	37,400	625,800
Nichicon Corp.	29,300	248,032
Nikon Corp.	45,100	466,304
Nippon Shinyaku Co. Ltd.	14,900	412,287
Nippon Telegraph & Telephone Corp.	542,498	585,715
NOF Corp.	29,043	389,639
OKUMA Corp.	4,200	188,639
Open Up Group, Inc.	39,200	496,579
Optorun Co. Ltd.	28,320	347,906
OSG Corp.	30,000	386,889
Persol Holdings Co. Ltd.	246,700	341,262
Recruit Holdings Co. Ltd.	18,537	798,340
Rohm Co. Ltd.	43,908	631,171
Roland Corp.	14,604	397,006
San-In Godo Bank Ltd. (The)	34,522	268,907
Sankyu, Inc.	10,800	374,432
Sega Sammy Holdings, Inc.	48,194	630,810
Sekisui Chemical Co. Ltd.	36,208	526,756
Sekisui House Ltd.	24,499	562,996
Shimamura Co. Ltd.	8,549	421,439
Shin-Etsu Chemical Co. Ltd.	46,054	1,782,701
Shionogi & Co. Ltd.	9,699	452,951
SoftBank Group Corp.	13,232	650,758
Sony Group Corp.	35,269	2,915,031
Square Enix Holdings Co. Ltd.	9,708	350,917
Stanley Electric Co. Ltd.	2,500	44,242
Sumitomo Mitsui Financial Group, Inc.	16,339	928,117
Sumitomo Mitsui Trust Holdings, Inc.	39,776	836,284
Suzuki Motor Corp.	52,567	612,184
T&D Holdings, Inc.	27,294	445,365
TechnoPro Holdings, Inc.	27,087	461,384
THK Co. Ltd.	17,579	383,558
Tokio Marine Holdings, Inc.	82,406	2,604,557
Tokyo Electron Ltd.	14,785	3,243,029
Toyota Motor Corp.	136,360	3,110,180
Ushio, Inc.	48,600	639,277
Yamaha Corp.	24,259	511,215
Yamaha Motor Co. Ltd.	304,346	2,838,703
Yamato Holdings Co. Ltd.	17,600	232,438

TOTAL JAPAN		$70,529,885

JORDAN – 0.3%
Hikma Pharmaceuticals PLC	76,392	1,834,215

Description	Number of Shares	Value

KAZAKHSTAN – 0.3%
Kaspi.KZ JSC	13,629	$1,604,951

MACAO – 0.3%
Galaxy Entertainment Group Ltd.	52,843	237,101
Sands China Ltd.*	495,600	1,168,945

TOTAL MACAO		$1,406,046

MALAYSIA – 0.1%
Malayan Banking Bhd	356,644	726,721

MEXICO – 0.4%
Corp Inmobiliaria Vesta SAB de CV, ADR	34,427	1,222,503
Grupo Financiero Banorte SAB de CV, Class O	82,800	821,293

TOTAL MEXICO		$2,043,796

NETHERLANDS – 2.4%
ASML Holding NV	3,878	3,377,786
Heineken NV#	18,228	1,773,942
ING Groep NV	151,255	2,391,383
Koninklijke KPN NV	613,958	2,231,204
Koninklijke Philips NV*	70,480	1,871,680
Wolters Kluwer NV	9,545	1,428,948

TOTAL NETHERLANDS		$13,074,943

NEW ZEALAND – 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	16,909	283,187
Xero Ltd.*	3,652	283,535

TOTAL NEW ZEALAND		$566,722

NORWAY – 1.0%
DNB Bank ASA	100,165	1,745,792
Equinor ASA	139,399	3,709,181

TOTAL NORWAY		$5,454,973

PERU – 0.2%
Credicorp Ltd.	7,371	1,220,711

PHILIPPINES – 0.2%
Ayala Land, Inc.	1,605,300	795,781

POLAND – 0.3%
Allegro.eu SA*	210,104	1,751,450

PORTUGAL – 0.3%
Jeronimo Martins SGPS SA	72,945	1,500,606

SINGAPORE – 0.7%
CapitaLand Ascendas REIT	185,320	351,037
DBS Group Holdings Ltd.	31,501	801,926
Grab Holdings Ltd., Class A*	346,723	1,213,531
Keppel Ltd.	50,292	251,556
Oversea-Chinese Banking Corp. Ltd.	59,789	620,704
Singapore Telecommunications Ltd.	191,454	332,034

TOTAL SINGAPORE		$3,570,788

SOUTH AFRICA – 2.0%
Anglo American PLC	198,213	6,477,101
Naspers Ltd., Class N	22,886	4,379,869

TOTAL SOUTH AFRICA		$10,856,970

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	14

Wilmington International Fund (continued)

Description	Number of Shares	Value

SOUTH KOREA – 3.5%
BGF retail Co. Ltd.	5,240	$494,005
Coupang, Inc.*	80,537	1,812,082
Hanon Systems	156,766	627,826
HD Hyundai Marine Solution Co. Ltd.*	1,731	104,454
Hyundai Motor Co.	13,767	2,476,352
Samsung Electronics Co. Ltd.	142,207	7,904,809
SK Hynix, Inc.	33,060	4,079,792
SK Telecom Co. Ltd.	26,978	997,695

TOTAL SOUTH KOREA		$18,497,015

SPAIN – 1.7%
Bankinter SA	222,700	1,760,257
Iberdrola SA	212,470	2,605,217
Industria de Diseno Textil SA#	105,879	4,820,769

TOTAL SPAIN		$9,186,243

SWEDEN – 1.3%
AAK AB	60,863	1,565,490
Alfa Laval AB#	43,145	1,836,888
Trelleborg AB, Class B	45,695	1,610,403
Volvo AB, Class B	72,903	1,855,614

TOTAL SWEDEN		$6,868,395

SWITZERLAND – 3.5%
ABB Ltd.	44,599	2,166,996
Alcon, Inc.	18,909	1,449,882
DSM-Firmenich AG*	15,631	1,753,087
Novartis AG	89,946	8,729,939
UBS Group AG	171,131	4,494,462

TOTAL SWITZERLAND		$18,594,366

TAIWAN – 4.9%
Advantech Co. Ltd.	135,000	1,570,242
ASPEED Technology, Inc.	19,600	1,835,246
Realtek Semiconductor Corp.	192,000	3,028,831
Taiwan Semiconductor Manufacturing Co. Ltd.	690,000	16,521,200
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13,459	1,848,459
Unimicron Technology Corp.	307,000	1,697,718

TOTAL TAIWAN		$26,501,696

THAILAND – 0.4%
Central Pattana PCL	215,400	367,252
PTT Exploration & Production PCL	382,400	1,608,127

TOTAL THAILAND		$1,975,379

TURKEY – 0.2%
KOC Holding AS	177,965	1,242,036

UNITED ARAB EMIRATES – 1.4%
Abu Dhabi Islamic Bank PJSC	1,611,547	4,899,561
Americana Restaurants International PLC	1,744,707	1,579,675
Burjeel Holdings PLC	1,214,589	970,482

TOTAL UNITED ARAB EMIRATES		$7,449,718

UNITED KINGDOM – 10.2%
AstraZeneca PLC	19,999	3,024,828
Babcock International Group PLC	393,418	2,489,562

Description	Number of Shares	Value

BAE Systems PLC	316,564	$5,265,161
Beazley PLC	194,237	1,607,072
British American Tobacco PLC	67,179	1,972,126
Bunzl PLC	52,343	2,007,239
Genuit Group PLC	260,360	1,407,179
HSBC Holdings PLC	271,823	2,356,149
John Wood Group PLC*	871,094	1,607,366
National Grid PLC	240,157	3,150,178
Next PLC	19,363	2,171,715
QinetiQ Group PLC	398,945	1,702,574
Reckitt Benckiser Group PLC	72,711	4,065,054
Rotork PLC	473,530	1,903,561
RS Group PLC	191,593	1,755,148
Serco Group PLC	583,065	1,329,798
Smith & Nephew PLC	177,198	2,146,870
Smiths Group PLC	162,822	3,282,487
Standard Chartered PLC	219,581	1,886,539
Tate & Lyle PLC	303,951	2,491,980
Tesco PLC	562,485	2,076,734
Unilever PLC	96,046	4,968,537

TOTAL UNITED KINGDOM		$54,667,857

UNITED STATES – 3.9%
CRH PLC	19,952	1,544,684
CSL Ltd.	6,084	1,080,982
CyberArk Software Ltd.*	446	106,705
GFL Environmental, Inc.	4,375	139,610
GSK PLC	156,596	3,248,885
Haleon PLC	428,929	1,811,514
James Hardie Industries PLC, CDI*	9,265	318,512
Monday.com Ltd.*	300	56,799
Nestle SA	25,570	2,567,233
Philip Morris International, Inc.	39,359	3,736,743
QIAGEN NV*	67,527	2,819,365
Roche Holding AG	14,280	3,421,691
Roche Holding AG	307	80,759

TOTAL UNITED STATES		$20,933,482

TOTAL COMMON STOCKS (Cost $409,589,632)		$491,861,471

EXCHANGE-TRADED FUNDS – 4.1%
iShares MSCI India ETF	422,700	22,128,345

TOTAL EXCHANGE-TRADED FUNDS (Cost $19,146,366)		$22,128,345

PREFERRED STOCK – 0.3%

CHILE – 0.3%
Embotelladora Andina SA, 4.82%	577,190	1,632,280

TOTAL PREFERRED STOCK (Cost $1,259,044)		$1,632,280

MONEY MARKET FUND – 2.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.19%^	14,900,710	14,900,710

TOTAL MONEY MARKET FUND (Cost $14,900,710)		$14,900,710

ANNUAL REPORT / April 30, 2024

15	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.2%

REPURCHASE AGREEMENTS – 2.2%
Bank of America Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $930,371, collateralized by U.S. Government Agency Securities, 2.00% to 7.50%, maturing 10/17/25 to 8/20/63; total market value of $948,839.	$930,234	$930,234
BNP Paribas SA, 5.32%, dated 4/30/24, due 5/01/24, repurchase price $2,187,018, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/15/31 to 5/01/54; total market value of $2,230,429.	2,186,695	2,186,695
HSBC Securities USA, Inc., 5.31%, dated 4/30/24, due 5/01/24, repurchase price $2,143,277, collateralized by U.S. Government Agency Securities, 2.50% to 3.00%, maturing 4/20/43 to 10/20/51; total market value of $2,185,820.	2,142,961	2,142,961
Nomura Securities International, Inc., 5.31%, dated 4/30/24, due 5/01/24, repurchase price $2,187,018, collateralized by U.S. Government Agency Securities, 2.00% to 7.50%, maturing 10/01/29 to 3/15/58; total market value of $2,231,253.	2,186,695	2,186,695

Description	Par Value	Value

RBC Dominion Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $2,187,018, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 5.50%, maturing 5/09/24 to 2/15/54; total market value of $2,230,429.	$2,186,695	$2,186,695
TD Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $2,187,018, collateralized by U.S. Government Agency Securities, 2.00% to 6.00%, maturing 1/01/47 to 4/01/54; total market value of $2,230,429.	2,186,695	2,186,695

TOTAL REPURCHASE AGREEMENTS (Cost $11,819,975)		$11,819,975

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (Cost $11,819,975)		$11,819,975

TOTAL INVESTMENTS – 101.1% (Cost $456,715,727)		$542,342,781
COLLATERAL FOR SECURITIES ON LOAN – (2.2%)		(11,819,975)
OTHER ASSETS LESS LIABILITIES – 1.1%		5,938,733

TOTAL NET ASSETS – 100.0%		$536,461,539

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets

Investments in Securities

Common Stocks

Australia	$—	$16,626,742	$—	$16,626,742

Austria	—	6,900,366	—	6,900,366

Belgium	—	4,460,330	—	4,460,330

Brazil	7,681,458	—	—	7,681,458

Canada	34,221,897	—	—	34,221,897

Cayman Islands	1,089,326	—	—	1,089,326

China	9,196,245	24,178,232	—	33,374,477

Denmark	—	5,017,203	—	5,017,203

Finland	—	2,218,791	—	2,218,791

France	—	43,252,579	—	43,252,579

Germany	—	24,006,628	—	24,006,628

Greece	—	2,424,770	—	2,424,770

Hong Kong	62,188	7,585,773	—	7,647,961

Hungary	—	3,347,876	—	3,347,876

India	4,682,777	—	—	4,682,777

Indonesia	—	3,355,887	—	3,355,887

Ireland	—	4,134,537	—	4,134,537

Israel	322,448	855,694	—	1,178,142

Italy	—	3,384,979	—	3,384,979

Japan	—	70,529,885	—	70,529,885

Jordan	—	1,834,215	—	1,834,215

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington International Fund (continued)

	Level 1	Level 2	Level 3	Total

Kazakhstan	$1,604,951	$—	$—	$1,604,951

Macao	—	1,406,046	—	1,406,046

Malaysia	—	726,721	—	726,721

Mexico	2,043,796	—	—	2,043,796

Netherlands	—	13,074,943	—	13,074,943

New Zealand	—	566,722	—	566,722

Norway	—	5,454,973	—	5,454,973

Peru	1,220,711	—	—	1,220,711

Philippines	—	795,781	—	795,781

Poland	—	1,751,450	—	1,751,450

Portugal	—	1,500,606	—	1,500,606

Singapore	1,213,531	2,357,257	—	3,570,788

South Africa	—	10,856,970	—	10,856,970

South Korea	1,812,082	16,684,933	—	18,497,015

Spain	—	9,186,243	—	9,186,243

Sweden	—	6,868,395	—	6,868,395

Switzerland	—	18,594,366	—	18,594,366

Taiwan	1,848,459	24,653,237	—	26,501,696

Thailand	—	1,975,379	—	1,975,379

Turkey	—	1,242,036	—	1,242,036

United Arab Emirates	—	7,449,718	—	7,449,718

United Kingdom	—	54,667,857	—	54,667,857

United States	5,584,541	15,348,941	—	20,933,482

Exchange-Traded Funds	22,128,345	—	—	22,128,345

Preferred Stock

Chile	1,632,280	—	—	1,632,280

Money Market Fund	14,900,710	—	—	14,900,710

Repurchase Agreements	—	11,819,975	—	11,819,975

Total Investments in Securities	$111,245,745	$431,097,036	$—	$542,342,781

Liabilities

Other Financial Instruments!

Financial Futures Contracts	$(4,480)	$—	$—	$(4,480)

Total Liabilities - Other Financial Instruments	$(4,480)	$—	$—	$(4,480)

!	Other financial instruments are derivative instruments, such as financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

¢	Country classifications are based on primary country of risk.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

*	Non-income producing security.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

ADR	American Depositary Receipt

CDI	CREST Depository Interest

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

OYJ	Public Limited Company

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SCA	Limited Partnership With Share Capital

SpA	Societa per Azioni

ANNUAL REPORT / April 30, 2024

17	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (concluded)

At April 30, 2024, the International Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount	Notional Value	Unrealized Appreciation(a)	Unrealized (Depreciation)(a)

LONG POSITIONS:

EXCHANGE-TRADED:

SPI 200 Index	June 2024	89	$11,081,293	$11,076,813	$—	$(4,480)

UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$—	$(4,480)

(a)

The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open through April 30, 2024. Only current day variation margin is reported on the Fund’s Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

18

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Global Alpha Equities Fund

At April 30, 2024, the Fund’s portfolio composition was as follows:

Percentage of
Common Stocks	Total Net Assets
Insurance	7.6%

Pharmaceuticals	6.8%

Banks	5.7%

Software	4.5%

Oil, Gas & Consumable Fuels	3.8%

Semiconductors & Semiconductor Equipment	3.4%

Capital Markets	3.4%

Interactive Media & Services	3.2%

Health Care Providers & Services	3.1%

Machinery	2.7%

Professional Services	2.4%

Hotels, Restaurants & Leisure	2.3%

Aerospace & Defense	2.2%

Chemicals	2.2%

Trading Companies & Distributors	2.2%

Broadline Retail	1.9%

Beverages	1.8%

Specialty Retail	1.8%

Financial Services	1.8%

Commercial Services & Supplies	1.8%

Consumer Staples Distribution & Retail	1.8%

Technology Hardware, Storage & Peripherals	1.7%

IT Services	1.7%

Health Care Equipment & Supplies	1.6%

Ground Transportation	1.5%

Multi-Utilities	1.4%

Food Products	1.3%

Household Durables	1.2%

Household Products	1.2%

Automobiles	1.1%

Media	1.1%

Electronic Equipment, Instruments & Components	1.0%

Wireless Telecommunication Services	1.0%

Diversified Telecommunication Services	1.0%

Electric Utilities	1.0%

Metals & Mining	1.0%

Tobacco	0.9%

Entertainment	0.9%

Life Sciences Tools & Services	0.9%

Specialized REITs	0.8%

Communications Equipment	0.8%

Consumer Finance	0.8%

Automobile Components	0.7%

Building Products	0.7%

Gas Utilities	0.7%

Air Freight & Logistics	0.6%

Passenger Airlines	0.6%

Textiles, Apparel & Luxury Goods	0.6%

Construction & Engineering	0.6%

Distributors	0.5%

Real Estate Management & Development	0.5%

Personal Care Products	0.4%

	Percentage of
Common Stocks	Total Net Assets

Industrial Conglomerates	0.4%

Leisure Products	0.3%

Construction Materials	0.3%

Containers & Packaging	0.3%

Retail REITs	0.2%

Energy Equipment & Services	0.2%

Biotechnology	0.2%

Electrical Equipment	0.1%

Paper & Forest Products	0.1%

Diversified REITs	0.1%

Water Utilities	0.1%

Office REITs	0.1%

Industrial REITs	0.1%

Transportation Infrastructure	0.0	%(1)

Marine Transportation	0.0	%(1)

Preferred Stock	0.3%

Exchange-Traded Funds	0.1%

Warrants	0.0	%(1)

Cash Equivalents(2)	3.2%

Other Assets and Liabilities - Net(3)	(2.3)%

TOTAL	100.0%

ANNUAL REPORT / April 30, 2024

19	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

	Percentage of
Country Allocation	Total Net Assets
Common Stocks

United States	51.4%

Japan	11.9%

United Kingdom	5.8%

France	5.3%

Canada	4.1%

China	3.5%

Germany	3.1%

Switzerland	2.4%

Netherlands	1.7%

Italy	1.5%

Hong Kong	1.2%

All other countries less than 1.0%	6.8%

Preferred Stocks	0.3%

Exchange-Traded Funds	0.1%

Warrants	0.0	%(1)

Cash Equivalents(2)	3.2%

Other Assets and Liabilities - Net(3)	(2.3)%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2024

Description	Number of Shares	Value

COMMON STOCKS – 98.7%

AEROSPACE & DEFENSE – 2.2%
Airbus SE	3,403	$559,990
Austal Ltd.	39,976	59,128
Babcock International Group PLC	13,995	88,561
BAE Systems PLC	85,466	1,421,489
BWX Technologies, Inc.	9,589	918,338
General Dynamics Corp.	518	148,713
Lockheed Martin Corp.	1,061	493,291
Northrop Grumman Corp.	1,291	626,174
Rheinmetall AG*	788	434,223

TOTAL AEROSPACE & DEFENSE		$4,749,907

AIR FREIGHT & LOGISTICS – 0.6%
C.H. Robinson Worldwide, Inc.	260	18,460
DSV A/S	2,525	358,725
Expeditors International of Washington, Inc.	4,063	452,252
Sankyu, Inc.	2,401	83,242
SG Holdings Co. Ltd.	3,467	40,582
United Parcel Service, Inc., Class B	742	109,430
Yamato Holdings Co. Ltd.	12,337	162,931
ZTO Express Cayman, Inc.	4,028	85,514

TOTAL AIR FREIGHT & LOGISTICS		$1,311,136

AUTOMOBILE COMPONENTS – 0.7%
Continental AG	1,655	107,263
Fuyao Glass Industry Group Co. Ltd., Class H	68,455	409,844

Description	Number of Shares	Value

Hankook Tire & Technology Co. Ltd.	2,084	$88,429
Hyundai Mobis Co. Ltd.	885	144,785
NOK Corp.	2,353	34,053
Nokian Renkaat OYJ	8,663	75,532
Stanley Electric Co. Ltd.	7,587	134,267
Sumitomo Electric Industries Ltd.	9,577	148,025
Sumitomo Rubber Industries Ltd.	8,771	106,461
Tachi-S Co. Ltd.	4,181	53,040
Tokai Rika Co. Ltd.	4,640	63,180
Toyota Boshoku Corp.	1,910	28,246
TS Tech Co. Ltd.	6,546	80,602
Unipres Corp.	6,411	47,431
Valeo SE	7,329	92,884

TOTAL AUTOMOBILE COMPONENTS		$1,614,042

AUTOMOBILES – 1.1%
Dongfeng Motor Group Co. Ltd., Class H	101,471	36,798
Honda Motor Co. Ltd.	40,452	460,246
Isuzu Motors Ltd.	72,749	921,938
Mercedes-Benz Group AG	4,387	331,837
Nissan Motor Co. Ltd.	38,198	139,793
Renault SA	2,970	147,114
Subaru Corp.	6,059	135,291
Suzuki Motor Corp.	11,701	136,267
Yamaha Motor Co. Ltd.	9,554	89,112

TOTAL AUTOMOBILES		$2,398,396

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	20

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

BANKS – 5.7%
77 Bank Ltd. (The)	1,600	$45,233
ABN AMRO Bank NV	12,073	193,392
AIB Group PLC	25,751	133,292
Axis Bank Ltd., GDR	7,860	549,572
Banco Bradesco SA, ADR	66,489	179,520
Bank of America Corp.	16,450	608,815
Bank of Ireland Group PLC	12,367	131,949
Bank of Nova Scotia (The)	12,220	560,647
Bank of Nova Scotia (The)	10,619	487,412
BNP Paribas SA	3,733	268,634
BPER Banca SpA	35,902	186,446
CIMB Group Holdings Bhd	63,794	88,165
Dah Sing Financial Holdings Ltd.	15,131	42,381
DGB Financial Group, Inc.	10,915	66,673
DNB Bank ASA	24,888	433,777
Erste Group Bank AG	4,685	218,485
FinecoBank Banca Fineco SpA	99,406	1,522,877
First Citizens BancShares, Inc., Class A	219	369,400
HDFC Bank Ltd., ADR	16,007	922,003
HSBC Holdings PLC	57,017	494,221
ING Groep NV	14,123	223,288
JPMorgan Chase & Co.	2,868	549,910
Kasikornbank PCL	35,470	124,510
Kasikornbank PCL, NVDR	18,550	65,116
KB Financial Group, Inc., ADR	4,272	230,560
Mebuki Financial Group, Inc.	15,239	53,910
Mitsubishi UFJ Financial Group, Inc.	59,563	593,328
Mizuho Financial Group, Inc.	10,956	211,770
PNC Financial Services Group, Inc. (The)	2,067	316,788
Resona Holdings, Inc.	23,801	150,512
Royal Bank of Canada	6,051	585,430
San-In Godo Bank Ltd. (The)	7,718	60,119
Sberbank of Russia PJSC, ADR*,(1)	3,982	—
Security Bank Corp.	34,622	42,761
Shinhan Financial Group Co. Ltd., ADR	6,962	234,968
Societe Generale SA	9,370	252,475
Standard Chartered PLC	30,280	260,152
Sumitomo Mitsui Trust Holdings, Inc.	19,010	399,682
Tochigi Bank Ltd. (The)	9,160	20,608
Unicaja Banco SA	67,863	88,646
UniCredit SpA	12,175	446,876

TOTAL BANKS		$12,414,303

BEVERAGES – 1.8%
Asahi Group Holdings Ltd.	4,109	140,565
Cia Cervecerias Unidas SA	13,053	80,081
Coca-Cola Co. (The)	6,349	392,178
Coca-Cola Icecek AS	3,645	81,696
Diageo PLC	19,109	660,401
Embotelladora Andina SA, Class B, ADR	5,668	94,939
Heineken NV	7,919	770,674
Kirin Holdings Co. Ltd.	26,835	391,727
Monster Beverage Corp.*	5,047	269,762
PepsiCo., Inc.	2,774	487,974
Pernod Ricard SA	2,875	434,821
Suntory Beverage & Food Ltd.	2,189	71,220

Description	Number of Shares	Value

Tsingtao Brewery Co. Ltd., Class H	14,313	$103,145

TOTAL BEVERAGES		$3,979,183

BIOTECHNOLOGY – 0.2%
Keymed Biosciences, Inc.*	9,822	42,155
Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd.*	700	14,889
United Therapeutics Corp.*	1,240	290,569
Zai Lab Ltd., ADR*	2,584	40,827

TOTAL BIOTECHNOLOGY		$388,440

BROADLINE RETAIL – 1.9%
Alibaba Group Holding Ltd.	31,884	298,532
Alibaba Group Holding Ltd., ADR	7,767	581,360
Amazon.com, Inc.*	16,942	2,964,850
ASKUL Corp.	14,336	216,506
Seria Co. Ltd.	5,100	86,451

TOTAL BROADLINE RETAIL		$4,147,699

BUILDING PRODUCTS – 0.7%
AGC, Inc.	1,609	59,492
Assa Abloy AB, Class B	16,426	433,998
Builders FirstSource, Inc.*	1,709	312,439
Cie de Saint-Gobain SA	3,235	255,832
Lennox International, Inc.	1,093	506,518

TOTAL BUILDING PRODUCTS		$1,568,279

CAPITAL MARKETS – 3.4%
Ares Management Corp., Class A	9,101	1,211,252
Cboe Global Markets, Inc.	235	42,570
Charles Schwab Corp. (The)	4,663	344,829
CME Group, Inc.	806	168,970
CSC Financial Co. Ltd., Class H	261,779	199,772
Deutsche Boerse AG	920	177,369
Hong Kong Exchanges & Clearing Ltd.	13,331	423,585
Houlihan Lokey, Inc.	3,447	439,458
Intercontinental Exchange, Inc.	1,279	164,684
Intermediate Capital Group PLC	17,597	458,647
Japan Exchange Group, Inc.	1,182	27,683
KKR & Co., Inc.	6,966	648,326
London Stock Exchange Group PLC	3,965	437,102
MarketAxess Holdings, Inc.	82	16,407
Moody’s Corp.	419	155,168
Morgan Stanley	5,907	536,592
Nasdaq, Inc.	4,582	274,233
S&P Global, Inc.	1,721	715,643
SEI Investments Co.	252	16,619
UBS Group AG	30,794	808,751

TOTAL CAPITAL MARKETS		$7,267,660

CHEMICALS – 2.2%
ADEKA Corp.	5,916	122,939
Air Liquide SA	816	159,592
Asahi Kasei Corp.	4,069	28,370
BASF SE	3,970	208,014
Celanese Corp.	2,331	358,065
China BlueChemical Ltd., Class H	120,320	38,197
Element Solutions, Inc.	10,928	252,765

ANNUAL REPORT / April 30, 2024

21	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

EMS-Chemie Holding AG	51	$40,690
Evonik Industries AG	6,832	142,383
FMC Corp.	7,964	469,956
Fuso Chemical Co. Ltd.	4,401	113,032
Givaudan SA	34	145,410
KH Neochem Co. Ltd.	11,295	173,432
Linde PLC	2,377	1,048,162
Lintec Corp.	4,483	89,373
LyondellBasell Industries NV, Class A	449	44,886
Mitsubishi Gas Chemical Co., Inc.	13,195	233,475
Nippon Shokubai Co. Ltd.	5,280	50,187
Nissan Chemical Corp.	466	15,885
NOF Corp.	6,459	86,653
Sherwin-Williams Co. (The)	1,125	337,061
Shin-Etsu Chemical Co. Ltd.	10,930	423,089
Symrise AG	991	106,227

TOTAL CHEMICALS		$4,687,843

COMMERCIAL SERVICES & SUPPLIES – 1.8%
Aeon Delight Co. Ltd.	2,744	64,902
Cintas Corp.	856	563,539
Clean Harbors, Inc.*	3,242	614,197
Copart, Inc.*	29,246	1,588,350
Kokuyo Co. Ltd.	3,969	67,807
Prosegur Cia de Seguridad SA	25,833	45,802
Rollins, Inc.	528	23,528
Secom Co. Ltd.	1,723	119,684
Waste Connections, Inc.	4,646	753,070

TOTAL COMMERCIAL SERVICES & SUPPLIES		$3,840,879

COMMUNICATIONS EQUIPMENT – 0.8%
Arista Networks, Inc.*	303	77,738
Cisco Systems, Inc.	18,832	884,727
Motorola Solutions, Inc.	1,639	555,867
Nokia OYJ	33,875	123,147
Telefonaktiebolaget LM Ericsson, Class B	26,704	135,520

TOTAL COMMUNICATIONS EQUIPMENT		$1,776,999

CONSTRUCTION & ENGINEERING – 0.6%
Bouygues SA	1,421	52,371
Chiyoda Corp.*	8,451	23,303
Ferrovial SE	472	16,976
Fugro NV	3,881	94,135
Implenia AG	540	19,746
JGC Holdings Corp.	16,160	155,769
Obayashi Corp.	1,037	11,574
Vinci SA	7,096	831,481

TOTAL CONSTRUCTION & ENGINEERING		$1,205,355

CONSTRUCTION MATERIALS – 0.3%
Heidelberg Materials AG	2,640	265,678
Holcim AG*	1,958	163,900
Imerys SA	1,783	57,295
Semen Indonesia Persero Tbk PT	250,710	71,915
Taiheiyo Cement Corp.	3,676	84,079
Vicat SACA	1,562	57,666

TOTAL CONSTRUCTION MATERIALS		$700,533

Description	Number of Shares	Value

CONSUMER FINANCE – 0.8%
American Express Co.	4,673	$1,093,622
Credit Acceptance Corp.*	869	446,423
Marui Group Co. Ltd.	8,036	122,741
Vanquis Banking Group PLC	16,623	9,968

TOTAL CONSUMER FINANCE		$1,672,754

CONSUMER STAPLES DISTRIBUTION & RETAIL – 1.8%
Alimentation Couche-Tard, Inc.	19,460	1,078,559
Atacadao SA	49,148	105,819
Carrefour SA	9,914	166,785
Costco Wholesale Corp.	137	99,037
J Sainsbury PLC	32,988	108,207
Koninklijke Ahold Delhaize NV	5,551	168,496
Performance Food Group Co.*	14,564	988,604
Tesco PLC	3,707	13,687
Tsuruha Holdings, Inc.	1,402	88,500
Walmart, Inc.	17,021	1,010,196

TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL		$3,827,890

CONTAINERS & PACKAGING – 0.3%
Ball Corp.	3,498	243,356
Nampak Ltd.*	671	6,368
Silgan Holdings, Inc.	6,901	322,001

TOTAL CONTAINERS & PACKAGING		$571,725

DISTRIBUTORS – 0.5%
Genuine Parts Co.	315	49,521
LKQ Corp.	25,831	1,114,091

TOTAL DISTRIBUTORS		$1,163,612

DIVERSIFIED REITS – 0.1%
British Land Co. PLC (The)	13,060	62,977
Land Securities Group PLC	8,948	72,318
Nomura Real Estate Master Fund, Inc.	68	65,003

DIVERSIFIED REITS		$200,298

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.0%
BT Group PLC	97,592	124,801
China Tower Corp. Ltd., Class H	888,000	103,949
Deutsche Telekom AG	4,704	107,748
Elisa OYJ	1,060	47,795
Koninklijke KPN NV	125,048	454,441
KT Corp., ADR	10,904	137,826
LG Uplus Corp.	5,609	39,838
Magyar Telekom Telecommunications PLC, ADR	3,659	46,103
Nippon Telegraph & Telephone Corp.	247,396	267,104
Orange Polska SA	44,519	86,057
Orange SA	30,264	336,847
Proximus SADP	10,293	75,836
Swisscom AG	192	105,333
Telefonica Brasil SA	13,296	122,216
Telia Co. AB	13,443	30,750
Verizon Communications, Inc.	3,778	149,193

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$2,235,837

ELECTRIC UTILITIES – 1.0%
American Electric Power Co., Inc.	5,103	439,011

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	22

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Duke Energy Corp.	6,218	$610,980
Edison International	5,980	424,939
Exelon Corp.	12,646	475,237
Iberdrola SA	16,901	207,233
Redeia Corp. SA	3,023	50,465

TOTAL ELECTRIC UTILITIES		$2,207,865

ELECTRICAL EQUIPMENT – 0.1%
AMETEK, Inc.	327	57,114
Cosel Co. Ltd.	5,304	49,440
Ushio, Inc.	14,368	188,995
Zumtobel Group AG	2,314	14,790

TOTAL ELECTRICAL EQUIPMENT		$310,339

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.0%
Alps Alpine Co. Ltd.	7,505	67,746
Amphenol Corp., Class A	1,338	161,590
Canon Marketing Japan, Inc.	4,378	120,296
CDW Corp.	301	72,800
Flex Ltd.*	22,665	649,352
Foxconn Technology Co. Ltd.	25,817	48,659
Halma PLC	2,713	74,355
Jabil, Inc.	3,087	362,290
Keyence Corp.	858	377,323
Koa Corp.	4,959	51,147
Maxell Ltd.	5,831	57,530
Nichicon Corp.	6,500	55,024
Nippon Chemi-Con Corp.*	4,361	44,076
PAX Global Technology Ltd.	39,767	33,272
Shimadzu Corp.	2,849	77,402

TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		$2,252,862

ENERGY EQUIPMENT & SERVICES – 0.2%
China Oilfield Services Ltd., Class H	290,973	311,140
John Wood Group PLC*	34,793	64,201
Trican Well Service Ltd.	12,606	38,276

TOTAL ENERGY EQUIPMENT & SERVICES		$413,617

ENTERTAINMENT – 0.9%
Avex, Inc.	5,220	42,977
Capcom Co. Ltd.	1,749	28,793
DeNA Co. Ltd.	5,938	59,891
NetEase, Inc., ADR	1,794	167,685
NetEase, Inc.	17,736	332,455
Netflix, Inc.*	1,119	616,166
Nintendo Co. Ltd.	4,069	198,441
Spotify Technology SA*	1,504	421,782
Square Enix Holdings Co. Ltd.	2,160	78,078
Universal Music Group NV	2,490	73,244

TOTAL ENTERTAINMENT		$2,019,512

FINANCIAL SERVICES – 1.8%
Berkshire Hathaway, Inc., Class B*	2,063	818,454
Corpay, Inc.*	1,767	533,881
Edenred SE	3,115	147,813
Fiserv, Inc.*	73	11,145
Investor AB, Class B	826	20,231

Description	Number of Shares	Value

Jack Henry & Associates, Inc.	164	$26,681
Mastercard, Inc., Class A	2,436	1,099,123
Mitsubishi HC Capital, Inc.	10,391	67,293
Visa, Inc., Class A	4,275	1,148,308

TOTAL FINANCIAL SERVICES		$3,872,929

FOOD PRODUCTS – 1.3%
Astral Foods Ltd.*	6,058	47,658
Barry Callebaut AG	11	17,776
Campbell Soup Co.	437	19,975
Chocoladefabriken Lindt & Spruengli AG	7	80,633
Conagra Brands, Inc.	1,075	33,088
Danone SA	738	46,189
General Mills, Inc.	1,317	92,796
Hershey Co. (The)	337	65,351
Hormel Foods Corp.	678	24,110
J.M. Smucker Co. (The)	237	27,219
JDE Peet’s NV	620	13,776
Kellanova	614	35,526
Kerry Group PLC, Class A	598	51,463
Kraft Heinz Co. (The)	1,932	74,595
McCormick & Co., Inc.	561	42,670
MEIJI Holdings Co. Ltd.	2,521	56,406
Mondelez International, Inc., Class A	2,055	147,837
Nestle SA	7,081	710,934
Nissin Foods Holdings Co. Ltd.	3,262	87,048
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	336,634	17,886
Tate & Lyle PLC	13,475	110,476
Thai Union Group PCL, Class F	174,758	70,034
Tyson Foods, Inc., Class A	9,731	590,185
Ulker Biskuvi Sanayi AS*	28,891	101,812
WH Group Ltd.	179,191	130,243
Yihai International Holding Ltd.	39,229	80,858

TOTAL FOOD PRODUCTS		$2,776,544

GAS UTILITIES – 0.7%
Atmos Energy Corp.	7,338	865,150
China Gas Holdings Ltd.	39,259	36,760
Enagas SA	1,855	27,206
ENN Energy Holdings Ltd.	8,669	73,863
Kunlun Energy Co. Ltd.	213,264	206,734
Osaka Gas Co. Ltd.	5,953	132,370
Snam SpA	14,677	67,151

TOTAL GAS UTILITIES		$1,409,234

GROUND TRANSPORTATION – 1.5%
ALD SA	11,977	78,767
Canadian National Railway Co.	10,633	1,290,573
Central Japan Railway Co.	5,584	127,695
East Japan Railway Co.	2,495	45,731
Knight-Swift Transportation Holdings, Inc.	12,402	573,344
TFI International, Inc.	1,395	181,670
Tobu Railway Co. Ltd.	268	5,317
Uber Technologies, Inc.*	8,637	572,374
U-Haul Holding Co.	4,713	289,001
West Japan Railway Co.	435	8,257

TOTAL GROUND TRANSPORTATION		$3,172,729

ANNUAL REPORT / April 30, 2024

23	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 1.6%
Abbott Laboratories	5,851	$620,030
Asahi Intecc Co. Ltd.	305	4,469
Becton Dickinson & Co.	142	33,313
Coloplast A/S, Class B	890	107,303
Hoya Corp.	815	94,491
ICU Medical, Inc.*	2,843	278,387
IDEXX Laboratories, Inc.*	234	115,306
Koninklijke Philips NV*	10,237	271,856
Medtronic PLC	11,118	892,108
Paramount Bed Holdings Co. Ltd.	2,601	44,317
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	226,538	153,626
Siemens Healthineers AG	1,303	72,261
Solventum Corp.*	1	49
Stryker Corp.	2,433	818,705
Sysmex Corp.	1,966	31,437

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$3,537,658

HEALTH CARE PROVIDERS & SERVICES – 3.1%
Alfresa Holdings Corp.	5,035	74,616
BML, Inc.	5,976	110,382
Cencora, Inc.	380	90,839
Chemed Corp.	363	206,184
Fresenius SE & Co. KGaA	5,698	170,030
HCA Healthcare, Inc.	4,400	1,363,208
McKesson Corp.	1,261	677,422
Molina Healthcare, Inc.*	3,502	1,198,034
Netcare Ltd.	103,731	62,817
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	61,500	87,395
UnitedHealth Group, Inc.	5,327	2,576,670

TOTAL HEALTH CARE PROVIDERS & SERVICES		$6,617,597

HOTELS, RESTAURANTS & LEISURE – 2.3%
Booking Holdings, Inc.	136	469,476
Choice Hotels International, Inc.	2,464	291,393
Compass Group PLC	21,143	588,066
Darden Restaurants, Inc.	2,455	376,622
DraftKings, Inc., Class A*	10,933	454,375
Flutter Entertainment PLC*	2,060	381,633
La Francaise des Jeux SAEM	783	29,507
Marriott International, Inc., Class A	2,185	515,944
McDonald’s Corp.	3,392	926,152
McDonald’s Holdings Co. Japan Ltd.	1,408	61,936
Meituan, Class B*	44,257	604,309
Trip.com Group Ltd., ADR*	1,682	81,173
Yum! Brands, Inc.	630	88,987

TOTAL HOTELS, RESTAURANTS & LEISURE		$4,869,573

HOUSEHOLD DURABLES – 1.2%
Casio Computer Co. Ltd.	7,268	60,552
Coway Co. Ltd.	2,357	94,437
Crest Nicholson Holdings PLC	22,271	51,410
Garmin Ltd.	343	49,553
Lennar Corp., Class A	2,316	351,152
Nikon Corp.	15,385	159,071
NVR, Inc.*	117	870,345

Description	Number of Shares	Value

Rinnai Corp.	4,970	$107,687
Sekisui Chemical Co. Ltd.	13,280	193,198
Sekisui House Ltd.	11,920	273,926
Sony Group Corp.	4,239	350,359

TOTAL HOUSEHOLD DURABLES		$2,561,690

HOUSEHOLD PRODUCTS – 1.2%
Church & Dwight Co., Inc.	557	60,095
Colgate-Palmolive Co.	4,141	380,641
Henkel AG & Co. KGaA	2,196	157,911
Procter & Gamble Co. (The)	5,508	898,905
Reckitt Benckiser Group PLC	18,055	1,009,401
Unicharm Corp.	1,648	48,967

TOTAL HOUSEHOLD PRODUCTS		$2,555,920

INDUSTRIAL CONGLOMERATES – 0.4%
3M Co.	951	91,781
CK Hutchison Holdings Ltd.	23,897	116,062
Hikari Tsushin, Inc.	761	123,679
Honeywell International, Inc.	2,839	547,161

TOTAL INDUSTRIAL CONGLOMERATES		$878,683

INDUSTRIAL REITS – 0.1%
LaSalle Logiport REIT	140	140,417

INSURANCE – 7.6%
Admiral Group PLC	1,316	44,793
Ageas SA	4,362	200,222
AIA Group Ltd.	208,069	1,523,972
Allianz SE	2,488	706,057
Arthur J. Gallagher & Co.	4,214	988,984
AXA SA	28,475	983,856
Baloise Holding AG	294	44,427
Brown & Brown, Inc.	543	44,276
Caixa Seguridade Participacoes S/A	23,028	69,404
China Pacific Insurance Group Co. Ltd., Class H	102,496	224,577
China Reinsurance Group Corp., Class H	887,141	63,156
Chubb Ltd.	2,353	585,050
Dai-ichi Life Holdings, Inc.	15,306	354,503
Enstar Group Ltd.*	1,198	347,863
Everest Group Ltd.	1,044	382,532
Gjensidige Forsikring ASA	857	13,740
Globe Life, Inc.	8,130	619,262
Intact Financial Corp.	9,826	1,615,028
Japan Post Holdings Co. Ltd.	6,790	65,206
Japan Post Insurance Co. Ltd.	4,920	92,368
Markel Group, Inc.*	407	593,569
Marsh & McLennan Cos., Inc.	3,309	659,914
MS&AD Insurance Group Holdings, Inc.	30,210	543,147
Muenchener Rueckversicherungs AG	476	209,349
NN Group NV	4,275	197,210
Old Mutual Ltd.	157,698	92,655
PICC Property & Casualty Co. Ltd., Class H	507,039	629,937
Principal Financial Group, Inc.	7,449	589,514
Progressive Corp. (The)	2,887	601,218
Prudential PLC	19,443	169,103
Sampo OYJ, Class A	3,212	130,354
Swiss Life Holding AG	44	29,689

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	24

 Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

T&D Holdings, Inc.	63,163	$1,030,652
Talanx AG	9,981	750,716
Tokio Marine Holdings, Inc.	25,904	818,732
Tongyang Life Insurance Co. Ltd.	7,202	27,624
Travelers Cos., Inc. (The)	436	92,502
Tryg A/S	2,602	51,499
Willis Towers Watson PLC	234	58,767
Zurich Insurance Group AG	401	194,103

TOTAL INSURANCE		$16,439,530

INTERACTIVE MEDIA & SERVICES – 3.2%
Alphabet, Inc., Class A*	17,721	2,884,624
Alphabet, Inc., Class C*	4,211	693,299
Baidu, Inc., Class A*	6,995	90,624
Kanzhun Ltd., ADR	13,335	263,900
Meta Platforms, Inc., Class A	3,277	1,409,667
Tencent Holdings Ltd.	36,135	1,585,720

TOTAL INTERACTIVE MEDIA & SERVICES		$6,927,834

IT SERVICES – 1.7%
Accenture PLC, Class A	4,062	1,222,296
BIPROGY Inc	4,166	121,195
Capgemini SE	2,782	584,724
Cognizant Technology Solutions Corp., Class A	8,656	568,526
Dentsu Soken, Inc.	2,062	68,310
Future Corp.	17,834	179,916
Gartner, Inc.*	940	387,835
International Business Machines Corp.	1,093	181,657
NET One Systems Co. Ltd.	8,288	138,680
Nomura Research Institute Ltd.	772	18,681
Obic Co. Ltd.	609	78,236
Otsuka Corp.	1,364	27,127

TOTAL IT SERVICES		$3,577,183

LEISURE PRODUCTS – 0.3%
Bandai Namco Holdings, Inc.	4,321	80,739
Hasbro, Inc.	292	17,899
Roland Corp.	3,257	88,541
Sega Sammy Holdings, Inc.	19,983	261,557
Shimano, Inc.	889	144,474
Yamaha Corp.	5,397	113,732

TOTAL LEISURE PRODUCTS		$706,942

LIFE SCIENCES TOOLS & SERVICES – 0.9%
Agilent Technologies, Inc.	653	89,487
Danaher Corp.	4,362	1,075,756
ICON PLC*	1,579	470,353
Mettler-Toledo International, Inc.*	96	118,051
Thermo Fisher Scientific, Inc.	139	79,052

TOTAL LIFE SCIENCES TOOLS & SERVICES		$1,832,699

MACHINERY – 2.7%
Amada Co. Ltd.	8,120	88,687
Daimler Truck Holding AG	5,246	236,575
Deere & Co.	1,224	479,086
Duerr AG	2,710	69,326
Fortive Corp.	2,992	225,208
Fuji Corp.	7,803	130,898

Description	Number of Shares	Value

Graco, Inc.	2,964	$237,713
Hino Motors Ltd.*	15,212	44,406
Hisaka Works Ltd.	2,780	18,981
IDEX Corp.	1,822	401,678
Kone OYJ, Class B	14,647	713,997
Kubota Corp.	14,140	226,802
Makino Milling Machine Co. Ltd.	1,034	41,476
Makita Corp.	4,421	127,992
MISUMI Group, Inc.	8,310	135,103
Nachi-Fujikoshi Corp.	2,000	43,232
Nordson Corp.	114	29,434
OKUMA Corp.	2,113	94,903
OSG Corp.	12,858	165,821
PACCAR, Inc.	6,700	710,937
Schindler Holding AG	55	13,401
Schindler Holding AG	289	72,035
SKF AB, Class B	11,328	232,882
SMC Corp.	226	118,733
Snap-on, Inc.	88	23,580
Spirax-Sarco Engineering PLC	550	60,521
Sumitomo Heavy Industries Ltd.	3,820	106,451
Tadano Ltd.	6,210	49,832
THK Co. Ltd.	10,290	224,519
Tsubakimoto Chain Co.	1,405	48,371
Volvo AB, Class B	21,801	554,905

TOTAL MACHINERY		$5,727,485

MARINE TRANSPORTATION – 0.0%**
Kuehne + Nagel International AG	28	7,400

MEDIA – 1.1%
Cable One, Inc.	287	113,035
Dentsu Group, Inc.	4,260	115,247
Hakuhodo DY Holdings, Inc.	11,120	103,430
Megacable Holdings SAB de CV	30,999	90,478
Metropole Television SA	4,832	68,237
Nippon Television Holdings, Inc.	9,862	143,959
Omnicom Group, Inc.	6,870	637,811
Publicis Groupe SA	5,878	648,618
RTL Group SA	2,365	72,901
Television Francaise 1 SA	11,139	101,715
TV Asahi Holdings Corp.	7,279	95,465
WPP PLC	20,368	204,152

TOTAL MEDIA		$2,395,048

METALS & MINING – 1.0%
Anglo American PLC	4,343	141,918
ARE Holdings, Inc.	7,386	95,468
Barrick Gold Corp.	8,458	140,573
BHP Group Ltd., ADR	5,075	279,937
Centamin PLC	54,200	81,846
Centerra Gold, Inc.	10,619	64,640
Dowa Holdings Co. Ltd.	2,740	102,605
Endeavour Mining PLC	3,421	71,494
Ferrexpo PLC*	40,914	25,895
Fresnillo PLC	12,798	88,636
Maruichi Steel Tube Ltd.	2,737	70,474
Neturen Co. Ltd.	5,335	35,717

ANNUAL REPORT / April 30, 2024

25	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Norsk Hydro ASA	3,686	$22,652
OceanaGold Corp.	27,474	59,472
Rio Tinto PLC	12,184	824,379

TOTAL METALS & MINING		$2,105,706

MULTI-UTILITIES – 1.4%
Engie SA	134,832	2,340,767
National Grid PLC	54,830	719,214

TOTAL MULTI-UTILITIES		$3,059,981

OFFICE REITS – 0.1%
Japan Real Estate Investment Corp.	20	67,823
Nippon Building Fund, Inc.	23	87,878

TOTAL OFFICE REITS		$155,701

OIL, GAS & CONSUMABLE FUELS – 3.8%
ARC Resources Ltd.	4,717	85,421
BP PLC	61,323	395,266
Chevron Corp.	3,980	641,855
ConocoPhillips	5,151	647,069
Coterra Energy, Inc.	39,990	1,094,126
Diamondback Energy, Inc.	2,496	502,020
Enbridge, Inc.	14,695	522,515
Eni SpA	30,450	489,079
Equinor ASA	24,073	640,543
Exxon Mobil Corp.	2,042	241,507
Shell PLC	36,662	1,303,283
TotalEnergies SE	23,014	1,670,787
Ultrapar Participacoes SA	8,109	40,556
Williams Cos., Inc. (The)	269	10,319

TOTAL OIL, GAS & CONSUMABLE FUELS		$8,284,346

PAPER & FOREST PRODUCTS – 0.1%
Mondi PLC	7,669	145,338
UPM-Kymmene OYJ	2,609	91,433

TOTAL PAPER & FOREST PRODUCTS		$236,771

PASSENGER AIRLINES – 0.6%
Delta Air Lines, Inc.	8,200	410,574
easyJet PLC	21,464	143,767
Japan Airlines Co. Ltd.	4,517	80,036
Ryanair Holdings PLC, ADR	3,293	448,506
Southwest Airlines Co.	7,632	197,974

TOTAL PASSENGER AIRLINES		$1,280,857

PERSONAL CARE PRODUCTS – 0.4%
Beiersdorf AG	719	108,068
Kao Corp.	1,189	49,049
Unilever PLC	14,449	747,459

TOTAL PERSONAL CARE PRODUCTS		$904,576

PHARMACEUTICALS – 6.8%
Almirall SA	8,369	76,380
Astellas Pharma, Inc.	22,875	219,552
AstraZeneca PLC	10,166	1,537,597
AstraZeneca PLC, ADR	5,353	406,186
Bristol-Myers Squibb Co.	2,103	92,406
Chugai Pharmaceutical Co. Ltd.	12,439	395,608
Daiichi Sankyo Co. Ltd.	7,268	244,624

Description	Number of Shares	Value

Eisai Co. Ltd.	999	$41,028
Eli Lilly & Co.	595	464,754
Genomma Lab Internacional SAB de CV, Class B	103,501	100,415
GSK PLC	54,908	1,139,172
Johnson & Johnson	7,993	1,155,708
Kissei Pharmaceutical Co. Ltd.	1,523	34,898
Kyowa Kirin Co. Ltd.	6,252	104,995
Merck & Co., Inc.	12,878	1,664,095
Merck KGaA	4,703	747,314
Nippon Shinyaku Co. Ltd.	3,267	90,399
Novartis AG	31,516	3,058,866
Novo Nordisk A/S, Class B	1,400	179,539
Ono Pharmaceutical Co. Ltd.	5,882	84,721
Otsuka Holdings Co. Ltd.	3,641	155,678
Pfizer, Inc.	37,606	963,466
Roche Holding AG	1,966	471,082
Roche Holding AG	253	66,554
Sanofi SA	2,447	241,746
Shionogi & Co. Ltd.	2,143	100,080
Takeda Pharmaceutical Co. Ltd.	11,953	314,150
Zoetis, Inc.	3,788	603,201

TOTAL PHARMACEUTICALS		$14,754,214

PROFESSIONAL SERVICES – 2.4%
Adecco Group AG	3,835	134,158
Automatic Data Processing, Inc.	2,549	616,578
Bureau Veritas SA	20,269	591,158
dip Corp.	7,342	124,081
en Japan, Inc.	6,839	113,698
Experian PLC	17,347	699,673
Hays PLC	65,682	75,426
MEITEC Group Holdings, Inc.	3,940	73,481
Open Up Group, Inc.	8,699	110,197
Pagegroup PLC	13,285	73,825
Paychex, Inc.	782	92,909
Persol Holdings Co. Ltd.	130,560	180,605
Recruit Holdings Co. Ltd.	12,373	532,872
RELX PLC	5,409	222,239
Science Applications International Corp.	5,621	723,423
SGS SA	1,141	100,505
SThree PLC	7,191	38,001
TechnoPro Holdings, Inc.	6,026	102,643
Transcosmos, Inc.	1,270	27,454
Wolters Kluwer NV	3,758	562,597

TOTAL PROFESSIONAL SERVICES		$5,195,523

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.5%
CBRE Group, Inc., Class A*	2,642	229,563
CK Asset Holdings Ltd.	28,727	122,537
Daito Trust Construction Co. Ltd.	1,377	147,607
Daiwa House Industry Co. Ltd.	1,469	41,336
KE Holdings, Inc., ADR	9,295	140,541
Mitsubishi Estate Co. Ltd.	13,577	248,795
Swiss Prime Site AG	551	50,875
Wharf Holdings Ltd. (The)	28,387	91,331

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$1,072,585

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	26

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

RETAIL REITS – 0.2%
Japan Metropolitan Fund Invest	114	$68,825
Simon Property Group, Inc.	2,605	366,081

TOTAL RETAIL REITS		$434,906

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.4%
ams-OSRAM AG*	40,263	48,358
ASM Pacific Technology Ltd.	5,617	69,806
ASML Holding NV	680	592,288
Disco Corp.	479	136,441
Miraial Co. Ltd.	1,980	18,597
NVIDIA Corp.	3,230	2,790,785
NXP Semiconductors NV	1,629	417,334
Optorun Co. Ltd.	6,342	77,910
QUALCOMM, Inc.	2,841	471,180
Renesas Electronics Corp.	17,300	280,879
Rohm Co. Ltd.	9,799	140,859
Taiwan Semiconductor Manufacturing Co. Ltd.	24,000	574,650
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,100	563,094
Texas Instruments, Inc.	6,992	1,233,529

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$7,415,710

SOFTWARE – 4.5%
ANSYS, Inc.*	192	62,377
Cadence Design Systems, Inc.*	268	73,869
Constellation Software, Inc.	820	2,111,146
Dassault Systemes SE	3,684	144,604
Intuit, Inc.	667	417,289
Lumine Group, Inc.*	1,068	29,255
Microsoft Corp.	13,942	5,428,039
PTC, Inc.*	1,196	212,218
Roper Technologies, Inc.	239	122,239
Sage Group PLC (The)	1,049	15,212
Salesforce, Inc.	1,879	505,338
Synopsys, Inc.*	368	195,257
Topicus.com, Inc.	515	41,970
Trend Micro, Inc.	912	44,942
Tyler Technologies, Inc.*	94	43,386
Workday, Inc., Class A*	973	238,122

TOTAL SOFTWARE		$9,685,263

SPECIALIZED REITS – 0.8%
American Tower Corp.	5,063	868,608
Crown Castle, Inc.	5,102	478,466
Public Storage	1,871	485,431

TOTAL SPECIALIZED REITS		$1,832,505

SPECIALTY RETAIL – 1.8%
ABC-Mart, Inc.	2,675	53,281
AutoZone, Inc.*	144	425,722
CarMax, Inc.*	2,587	175,838
CECONOMY AG*	12,893	29,699
Home Depot, Inc. (The)	1,734	579,537
Industria de Diseno Textil SA	11,479	522,650
Kingfisher PLC	37,208	114,613
Nitori Holdings Co. Ltd.	1,033	138,250
O’Reilly Automotive, Inc.*	674	682,937

Description	Number of Shares	Value
Ross Stores, Inc.	2,899	$375,565
Shimamura Co. Ltd.	1,902	93,763
TJX Cos., Inc. (The)	6,521	613,561
USS Co. Ltd.	6,693	51,130
Xebio Holdings Co. Ltd.	6,518	41,771

TOTAL SPECIALTY RETAIL		$3,898,317

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 1.7%
Apple, Inc.	19,536	3,327,567
Canon, Inc.	5,698	154,218
Catcher Technology Co. Ltd.	14,221	94,992
HP, Inc.	1,257	35,309
Quadient SA	3,589	68,677

TOTAL TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS		$3,680,763

TEXTILES, APPAREL & LUXURY GOODS – 0.6%
Burberry Group PLC	8,148	116,587
Deckers Outdoor Corp.*	58	47,471
Hermes International SCA	95	227,429
Lululemon Athletica, Inc.*	126	45,436
NIKE, Inc., Class B	5,963	550,146
Sanyo Shokai Ltd.	1,290	22,804
Swatch Group AG - BR (The)	720	151,280
Yue Yuen Industrial Holdings Ltd.	33,359	59,064

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$1,220,217

TOBACCO – 0.9%
British American Tobacco PLC	13,824	405,821
Japan Tobacco, Inc.	6,376	171,525
Philip Morris International, Inc.	15,476	1,469,291

TOTAL TOBACCO		$2,046,637

TRADING COMPANIES & DISTRIBUTORS – 2.2%
AerCap Holdings NV*	13,614	1,150,247
Brenntag SE	18,421	1,470,058
Fastenal Co.	4,286	291,191
ITOCHU Corp.	13,523	610,087
Marubeni Corp.	1,145	20,400
RS Group PLC	81,322	744,976
Sumitomo Corp.	7,086	186,342
Travis Perkins PLC	9,278	86,845
WW Grainger, Inc.	96	88,449

TOTAL TRADING COMPANIES & DISTRIBUTORS		$4,648,595

TRANSPORTATION INFRASTRUCTURE – 0.0%**
Kamigumi Co. Ltd.	2,318	50,059

WATER UTILITIES – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	7,430	116,603
Severn Trent PLC	1,296	39,948

TOTAL WATER UTILITIES		$156,551

WIRELESS TELECOMMUNICATION SERVICES – 1.0%
Empresa Nacional de Telecomunicaciones SA	16,192	55,657
KDDI Corp.	38,103	1,057,312
MTN Group Ltd.	11,602	55,606
SoftBank Corp.	14,212	171,421
T-Mobile US, Inc.	5,241	860,415

ANNUAL REPORT / April 30, 2024

27	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

VEON Ltd., ADR*	2,051	$50,250

TOTAL WIRELESS TELECOMMUNICATION SERVICES		$2,250,661

TOTAL COMMON STOCKS (Cost $ 165,127,767)		$213,304,504

EXCHANGE-TRADED FUNDS – 0.1%

EQUITY FUNDS – 0.1%
iShares Core MSCI EAFE ETF	2,135	153,293
Next Funds Topix ETF	2,700	49,325

TOTAL EXCHANGE-TRADED FUNDS (Cost $ 181,796)		$202,618

PREFERRED STOCKS – 0.3%

CONSUMER DISCRETIONARY – 0.2%
Bayerische Motoren Werke AG 9.74%	1,735	178,274
Volkswagen AG 7.28%	1,923	235,577

TOTAL CONSUMER DISCRETIONARY		$413,851

CONSUMER STAPLES – 0.1%
Henkel AG & Co. KGaA 2.53%	1,776	141,089

ENERGY – 0.0%**
Raizen SA 6.31%	154,000	90,752

Description	Number of Shares	Value

MATERIALS – 0.0%**
Fuchs SE 3.16%	1,608	$75,093

TOTAL PREFERRED STOCKS (Cost $ 678,306)		$720,785

WARRANTS – 0.0%
Constellation Software, Inc., Expire 03/31/40*,(1)	905	—

TOTAL WARRANTS (Cost $ —)		$—

MONEY MARKET FUND – 3.2%
Dreyfus Government Cash Management Fund, Institutional Shares 5.19%^	6,881,198	6,881,198

TOTAL MONEY MARKET FUND (Cost $ 6,881,198)		$6,881,198

TOTAL INVESTMENTS – 102.3% (COST $ 172,869,067)		$221,109,105
OTHER ASSETS LESS LIABILITIES – (2.3)%		(4,947,997)

TOTAL NET ASSETS – 100.0%		$216,161,108

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total
Assets

Investments in Securities
Common Stocks
Aerospace & Defense	$2,186,516	$2,563,391	$—		$4,749,907
Air Freight & Logistics	580,142	730,994	—		1,311,136
Automobile Components	—	1,614,042	—		1,614,042
Automobiles	—	2,398,396	—		2,398,396
Banks	5,045,453	7,368,850	—	(a)	12,414,303
Beverages	1,324,934	2,654,249	—		3,979,183
Biotechnology	331,396	57,044	—		388,440
Broadline Retail	3,546,210	601,489	—		4,147,699
Building Products	818,957	749,322	—		1,568,279
Capital Markets	4,734,751	2,532,909	—		7,267,660
Chemicals	2,510,895	2,176,948	—		4,687,843
Commercial Services & Supplies	3,542,684	298,195	—		3,840,879
Communications Equipment	1,518,332	258,667	—		1,776,999
Construction & Engineering	—	1,205,355	—		1,205,355
Construction Materials	—	700,533	—		700,533
Consumer Finance	1,540,045	132,709	—		1,672,754
Consumer Staples Distribution & Retail	3,282,215	545,675	—		3,827,890
Containers & Packaging	565,357	6,368	—		571,725
Distributors	1,163,612	—	—		1,163,612
Diversified REITs	—	200,298	—		200,298
Diversified Telecommunication Services	455,338	1,780,499	—		2,235,837
Electric Utilities	1,950,167	257,698	—		2,207,865
Electrical Equipment	57,114	253,225	—		310,339

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	28

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3		Total
Electronic Equipment, Instruments & Components	$1,246,032	$1,006,830	$—		$2,252,862
Energy Equipment & Services	38,276	375,341	—		413,617
Entertainment	1,205,633	813,879	—		2,019,512
Financial Services	3,637,592	235,337	—		3,872,929
Food Products	1,153,352	1,623,192	—		2,776,544
Gas Utilities	865,150	544,084	—		1,409,234
Ground Transportation	2,906,962	265,767	—		3,172,729
Health Care Equipment & Supplies	2,757,898	779,760	—		3,537,658
Health Care Providers & Services	6,112,357	505,240	—		6,617,597
Hotels, Restaurants & Leisure	3,204,122	1,665,451	—		4,869,573
Household Durables	1,271,050	1,290,640	—		2,561,690
Household Products	1,339,641	1,216,279	—		2,555,920
Industrial Conglomerates	638,942	239,741	—		878,683
Industrial REITs	—	140,417	—		140,417
Insurance	7,247,883	9,191,647	—		16,439,530
Interactive Media & Services	5,251,490	1,676,344	—		6,927,834
IT Services	2,360,314	1,216,869	—		3,577,183
Leisure Products	17,899	689,043	—		706,942
Life Sciences Tools & Services	1,832,699	—	—		1,832,699
Machinery	2,107,636	3,619,849	—		5,727,485
Marine Transportation	—	7,400	—		7,400
Media	841,324	1,553,724	—		2,395,048
Metals & Mining	616,116	1,489,590	—		2,105,706
Multi-Utilities	—	3,059,981	—		3,059,981
Office REITs	—	155,701	—		155,701
Oil, Gas & Consumable Fuels	3,785,388	4,498,958	—		8,284,346
Paper & Forest Products	—	236,771	—		236,771
Passenger Airlines	1,057,054	223,803	—		1,280,857
Personal Care Products	—	904,576	—		904,576
Pharmaceuticals	5,450,231	9,303,983	—		14,754,214
Professional Services	1,432,910	3,762,613	—		5,195,523
Real Estate Management & Development	370,104	702,481	—		1,072,585
Retail REITs	366,081	68,825	—		434,906
Semiconductors & Semiconductor Equipment	5,475,922	1,939,788	—		7,415,710
Software	9,480,505	204,758	—		9,685,263
Specialized REITs	1,832,505	—	—		1,832,505
Specialty Retail	2,853,160	1,045,157	—		3,898,317
Technology Hardware, Storage & Peripherals	3,362,876	317,887	—		3,680,763
Textiles, Apparel & Luxury Goods	643,053	577,164	—		1,220,217
Tobacco	1,469,291	577,346	—		2,046,637
Trading Companies & Distributors	1,529,887	3,118,708	—		4,648,595
Transportation Infrastructure	—	50,059	—		50,059
Water Utilities	116,603	39,948	—		156,551
Wireless Telecommunication Services	966,322	1,284,339	—		2,250,661
Exchange-Traded Funds	153,293	49,325	—		202,618
Preferred Stocks	90,752	630,033	—		720,785
Warrants	—	—	—	(a)	—
Money Market Fund	6,881,198	—	—		6,881,198

Total Investments in Securities	$129,123,621	$91,985,484	$—		$221,109,105

Other Financial Instruments!
Forward Foreign Currency Contracts	$—	$1,109,235	$—		$1,109,235

ANNUAL REPORT / April 30, 2024

29	PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Financial Futures Contracts	$2,502,049	$—	$—	$2,502,049

Total Assets - Other Financial Instruments	$2,502,049	$1,109,235	$—	$3,611,284

Liabilities

Other Financial Instruments!

Financial Futures Contracts	$(731,372)	$—	$—	$(731,372)

Total Liabilities - Other Financial Instruments	$(731,372)	$—	$—	$(731,372)

(a)	Includes internally fair valued securities currently priced at zero ($0).
!

Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

*	Non-income producing security.

**	Represents less than 0.05%.

^	7-Day net yield.

(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Portfolio of Investments.

The following acronyms are used throughout this Portfolio of Investments:

ADR	American Depositary Receipt

CAD	Canadian Dollar

ETF	Exchange-Traded Fund

EUR	Euro

GBP	British Pound Sterling

GDR	Global Depositary Receipt

JPY	Japanese Yen

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

OYJ	Public Limited Company

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S&P	Standards & Poor’s

SCA	Limited Partnership With Share Capital

SpA	Societa per Azioni

At April 30, 2024, the Global Alpha Equities Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)

CONTRACTS SOLD

6/20/2024	BNP Paribas	7,066,000 EUR	$7,777,706	$7,556,856	$220,850	$—

6/18/2024	Morgan Stanley	1,285,800,000 JPY	8,739,769	8,213,864	525,905	—

6/20/2024	Morgan Stanley	5,445,000 GBP	7,018,509	6,805,620	212,889	—

6/20/2024	Citibank N.A.	8,975,000 CAD	6,666,724	6,524,951	141,773	—

6/20/2024	Morgan Stanley	42,695,000 HKD	5,474,089	5,466,271	7,818	—

UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$1,109,235	$—

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	30

Wilmington Global Alpha Equities Fund (concluded)

At April 30, 2024, the Global Alpha Equities Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount	Notional Value	Unrealized Appreciation(a)	Unrealized (Depreciation)(a)

LONG POSITIONS:

EXCHANGE-TRADED:

SPI 200 Index	June 2024	18	$2,299,832	$2,240,254	$—	$(59,578)

SHORT POSITIONS:

EXCHANGE-TRADED:

E-Mini Russell 2000 Index	June 2024	67	7,072,864	6,651,760	421,104	—

E-Mini S&P 500 Index	June 2024	137	35,534,471	34,708,950	825,521	—

E-Mini S&P Mid 400 Index	June 2024	21	6,272,209	6,042,120	230,089	—

Euro STOXX 50 Index	June 2024	56	2,916,053	2,926,604	—	(10,551)

FTSE 100 Index	June 2024	41	3,927,600	4,179,726	—	(252,126)

HSCE Index	May 2024	147	5,728,124	5,909,916	—	(181,792)

MSCI EAFE Index	June 2024	339	39,406,705	38,434,125	972,580	—

S&P TSX 60 Index	June 2024	28	5,363,328	5,310,573	52,755	—

TOPIX Index	June 2024	43	7,262,197	7,489,522	—	(227,325)

UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$2,502,049	$(731,372)

(a)

The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open through April 30, 2024. Only current day variation margin is reported on the Fund’s Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

31

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Real Asset Fund

At April 30, 2024, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
Commodity Related Securities:
Investment Companies	48.0%
Exchange-Traded Funds	1.8%
Real Estate Related Securities:
Real Estate Investment Trusts	30.9%
Exchange-Traded Funds	8.0%
Common Stocks	7.3%
Investment Companies	2.5%
Cash Equivalents(1)	4.0%
Cash Collateral Invested for Securities on Loan(2)	1.4%
Other Assets and Liabilities - Net(3)	(3.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.
(2)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.
(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2024

Description	Number of Shares	Value

REAL ESTATE RELATED SECURITIES – 48.7%

COMMON STOCKS – 7.3%

CONSTRUCTION & ENGINEERING – 0.0%**
Ashtrom Group Ltd.[0]	—	$1

DIVERSIFIED – 0.1%
Argosy Property Ltd.	78,356	51,806
Centuria Capital Group	69,843	76,882

TOTAL DIVERSIFIED		$128,688

DIVERSIFIED REAL ESTATE ACTIVITIES – 3.4%
Airport City Ltd.*	5,513	84,708
Allreal Holding AG	1,360	219,643
City Developments Ltd.	45,500	203,928
Daito Trust Construction Co. Ltd.	5,700	611,008
Daiwa House Industry Co. Ltd.	58,600	1,648,940
Heiwa Real Estate Co. Ltd.	4,300	118,878
Isras Investment Co. Ltd.	124	23,663
JINUSHI Co. Ltd.	1,900	30,732
Kerry Properties Ltd.	65,000	126,010
Lendlease Corp. Ltd.	58,896	242,890
Mitsubishi Estate Co. Ltd.	115,800	2,122,002
Mitsui Fudosan Co. Ltd.	250,200	2,546,301
New World Development Co. Ltd.	124,000	131,682
Nomura Real Estate Holdings, Inc.	11,500	321,967
Property & Building Corp. Ltd.*	345	18,063
SAMTY Co. Ltd.	3,800	64,824
Shun Tak Holdings Ltd.*	224,000	22,186

Description	Number of Shares	Value

St. Joe Co. (The)	3,145	$179,894
Starts Corp., Inc.	3,100	69,933
Sumitomo Realty & Development Co. Ltd.	42,300	1,463,746
Sun Frontier Fudousan Co. Ltd.	3,900	48,506
Sun Hung Kai Properties Ltd.	129,000	1,190,020
Tokyo Tatemono Co. Ltd.	18,500	307,839
Tokyu Fudosan Holdings Corp.	53,600	392,687
UOL Group Ltd.	40,500	172,925
Wharf Holdings Ltd. (The)	89,000	286,345
YH Dimri Construction & Development Ltd.	637	49,882

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$12,699,202

OFFICE – 0.0%**
Precinct Properties Group	137,618	94,717

REAL ESTATE DEVELOPMENT – 0.5%
Aedas Homes SA	1,862	37,210
CK Asset Holdings Ltd.	161,500	688,891
DREAM Unlimited Corp., Class A	3,356	43,880
Forestar Group, Inc.*	2,103	65,172
Goldcrest Co. Ltd.	1,500	24,179
Henderson Land Development Co. Ltd.	114,735	345,906
Howard Hughes Holdings, Inc.*	2,789	181,731
Katitas Co. Ltd.	4,800	57,830
Lifestyle Communities Ltd.	9,678	73,842
Mirarth Holdings, Inc.	11,700	35,875
Nexity SA	5,635	63,203
Sino Land Co. Ltd.	274,000	292,961
Star Holdings*	1,373	16,325

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	32

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Tosei Corp.	2,300	$35,907

TOTAL REAL ESTATE DEVELOPMENT		$1,962,912

REAL ESTATE OPERATING COMPANIES – 3.3%
Aeon Mall Co. Ltd.	8,200	93,750
Alony Hetz Properties & Investments Ltd.	13,241	85,477
Amot Investments Ltd.	18,530	77,717
Aroundtown SA*	64,736	134,202
Atrium Ljungberg AB, Class B	6,191	109,426
Aura Investments Ltd.	18,173	70,357
Azrieli Group Ltd.	3,438	221,202
Big Shopping Centers Ltd.*	1,026	105,546
Blue Square Real Estate Ltd.	878	65,819
CA Immobilien Anlagen AG	4,455	144,907
Capitaland India Trust	86,834	63,455
Capitaland Investment Ltd.	232,400	449,428
Castellum AB*	36,293	431,232
Catena AB	2,801	122,585
Cibus Nordic Real Estate AB publ	6,754	87,965
Citycon OYJ*	7,281	29,788
CTP NV	9,505	161,240
Deutsche Wohnen SE	4,458	84,102
DigitalBridge Group, Inc.	12,599	207,128
Dios Fastigheter AB	11,065	84,540
Electra Real Estate Ltd.	5,139	49,953
Entra ASA*	6,908	63,574
Fabege AB	20,970	160,385
Fastighets AB Balder, Class B*	57,028	359,465
FRP Holdings, Inc.*	1,146	34,735
G City, Ltd.*	15,860	45,908
Gav-Yam Lands Corp. Ltd.	5,012	35,633
Grainger PLC	65,116	207,739
Grand City Properties SA*	8,002	89,364
Hang Lung Group Ltd.	79,000	93,744
Hang Lung Properties Ltd.	157,000	173,283
Hongkong Land Holdings Ltd.	99,700	318,559
Hufvudstaden AB, Class A	11,486	133,416
Hulic Co. Ltd.	52,200	481,005
Hysan Development Co. Ltd.	50,001	77,931
Ichigo, Inc.	23,500	63,301
IMMOFINANZ AG*	3,123	77,423
Intershop Holding AG	540	72,358
Israel Canada T.R Ltd.	21,299	78,458
Keihanshin Building Co. Ltd.	4,900	49,119
Kennedy-Wilson Holdings, Inc.	10,343	88,846
Kojamo OYJ*	15,835	174,926
LEG Immobilien SE*	6,349	538,956
Leopalace21 Corp.	25,000	82,742
Mega Or Holdings Ltd.	2,597	67,176
Melisron Ltd.	2,063	141,522
Mivne Real Estate KD Ltd.	51,091	122,809
Mobimo Holding AG	620	173,565
NP3 Fastigheter AB	3,830	80,217
Nyfosa AB	13,690	118,430
Pandox AB	7,952	122,973
Platzer Fastigheter Holding AB, Class B	8,600	69,521
PSP Swiss Property AG	3,919	484,472
Sagax AB, Class B	16,745	419,330

Description	Number of Shares	Value

Sirius Real Estate Ltd.	80,598	$98,029
StorageVault Canada, Inc.	20,835	71,586
Summit Real Estate Holdings Ltd.	2,479	29,849
Swire Properties Ltd.	88,200	182,412
Swiss Prime Site AG	6,660	614,937
TAG Immobilien AG*	14,769	209,981
TKP Corp.*	1,700	15,062
TOC Co. Ltd.	5,500	27,400
Tricon Residential, Inc.	22,218	248,866
VGP NV	1,140	124,030
Vonovia SE	70,277	2,030,726
Wallenstam AB, Class B	37,691	166,611
Wharf Real Estate Investment Co. Ltd.	132,000	409,532
Wihlborgs Fastigheter AB	24,243	203,051

TOTAL REAL ESTATE OPERATING COMPANIES		$12,612,776

RETAIL – 0.0%**
Kiwi Property Group Ltd.	162,752	77,492

TOTAL COMMON STOCKS (COST $29,857,831)		$27,575,788

EXCHANGE-TRADED FUNDS – 8.0%

REAL ESTATE – 8.0%
Balanced Commercial Property Trust Ltd.	64,435	62,722
Schwab U.S. REIT ETF	934,000	17,512,500
Vanguard Global ex-U.S. Real Estate ETF#	318,500	12,937,470

TOTAL REAL ESTATE		$30,512,692

TOTAL EXCHANGE-TRADED FUNDS (COST $30,492,405)		$30,512,692

INVESTMENT COMPANY – 2.5%

EQUITY FUNDS – 2.5%
Tortoise Energy Infrastructure Total Return Fund, Institutional Class	620,446	9,685,167

TOTAL INVESTMENT COMPANY (COST $7,444,811)		$9,685,167

REAL ESTATE INVESTMENT TRUSTS – 30.9%

DATA CENTER – 2.5%
Digital Realty Trust, Inc.	26,274	3,646,306
Equinix, Inc.	8,091	5,753,591
Keppel DC REIT	117,495	146,555

TOTAL DATA CENTER		$9,546,452

DIVERSIFIED – 2.5%
ABRDN Property Income Trust Ltd.	30,168	18,901
Activia Properties, Inc.	61	151,399
AEW UK REIT PLC	21,753	22,881
Alexander & Baldwin, Inc.	7,229	119,062
American Assets Trust, Inc.	4,162	88,859
Armada Hoffler Properties, Inc.	5,648	59,417
Artis REIT	9,473	44,728
British Land Co. PLC (The)	80,404	387,720
Broadstone Net Lease, Inc.	15,966	232,465
Charter Hall Group	40,521	307,726
Charter Hall Long Wale REIT	60,658	131,203
Covivio SA	4,089	203,534
Cromwell European REIT	48,300	76,714

ANNUAL REPORT / April 30, 2024

33	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

CTO Realty Growth, Inc.	1,652	$28,662
Custodian Property Income REIT PLC	42,620	39,235
Daiwa House REIT Investment Corp.	180	302,360
Empire State Realty Trust, Inc., Class A	11,206	101,975
Essential Properties Realty Trust, Inc.	13,366	352,060
Gladstone Commercial Corp.	4,528	60,539
Global Net Lease, Inc.	16,773	116,572
GPT Group (The)	166,819	448,648
Growthpoint Properties Australia Ltd.	26,398	40,401
H&R REIT	12,857	84,054
Hankyu Hanshin REIT, Inc.	67	59,974
Heiwa REIT, Inc.	85	76,205
Hulic REIT, Inc.	110	105,131
ICADE	2,678	71,201
KDX Realty Investment Corp.	356	351,136
Land Securities Group PLC	64,392	520,420
LondonMetric Property PLC	177,449	433,138
Merlin Properties Socimi SA	28,879	324,864
Mirvac Group	349,883	458,441
Mori Trust REIT, Inc.	222	103,001
NIPPON REIT Investment Corp.	39	88,083
Nomura Real Estate Master Fund, Inc.	403	385,236
NTT UD REIT Investment Corp.	127	97,366
One Liberty Properties, Inc.	890	20,390
Picton Property Income Ltd.	63,920	52,681
REIT 1 Ltd.	18,315	73,610
Schroder REIT Ltd.	45,679	25,226
Sekisui House REIT, Inc.	364	186,513
Sella Capital Real Estate Ltd.	19,590	39,532
Star Asia Investment Corp.	211	82,316
Stockland	211,405	598,935
Sunlight REIT	139,000	29,852
Suntec REIT	186,000	146,639
Takara Leben Real Estate Investment Corp.	82	53,144
Tokyu REIT, Inc.	79	81,285
Tosei REIT Investment Corp.	51	44,956
UK Commercial Property REIT Ltd.	66,143	55,516
United Urban Investment Corp.	265	253,921
WP Carey, Inc.	18,971	1,040,370
Yuexiu REIT	325,000	35,954

TOTAL DIVERSIFIED		$9,314,151

HEALTH CARE – 2.8%
Aedifica SA	4,074	260,319
Assura PLC	251,668	128,847
CareTrust REIT, Inc.	11,322	279,880
Cofinimmo SA	3,001	198,791
Community Healthcare Trust, Inc.	2,215	58,764
Diversified Healthcare Trust	21,807	51,464
Global Medical REIT, Inc.	6,614	53,640
Health Care & Medical Investment Corp.	33	27,539
Healthcare Realty Trust, Inc.	32,630	464,325
Healthpeak Properties, Inc.	60,989	1,135,005
Impact Healthcare REIT PLC	38,181	39,914
LTC Properties, Inc.	3,548	117,439
Medical Properties Trust, Inc.#	51,210	235,566
National Health Investors, Inc.	3,718	234,457
NorthWest Healthcare Properties REIT	12,608	46,250

Description	Number of Shares	Value

Omega Healthcare Investors, Inc.	21,320	$648,341
Parkway Life REIT	42,700	112,084
Primary Health Properties PLC	117,554	134,552
Sabra Health Care REIT, Inc.	19,715	274,433
Target Healthcare REIT PLC	77,461	75,044
Universal Health Realty Income Trust#	1,459	52,568
Ventas, Inc.	34,908	1,545,726
Welltower, Inc.	48,016	4,574,964

TOTAL HEALTH CARE		$10,749,912

HOTEL & RESORT – 1.1%
Apple Hospitality REIT, Inc.	18,162	268,071
Ashford Hospitality Trust, Inc.*,#	121	142
Braemar Hotels & Resorts, Inc.	15,550	42,451
CapitaLand Ascott Trust	215,449	143,100
CDL Hospitality Trusts	59,214	42,141
Chatham Lodging Trust	5,931	54,387
DiamondRock Hospitality Co.	18,163	161,651
Far East Hospitality Trust	94,900	42,711
Hoshino Resorts REIT, Inc.	22	77,012
Host Hotels & Resorts, Inc.	61,200	1,154,844
Hotel Property Investments Ltd., REIT	17,262	36,136
Invincible Investment Corp.	578	258,967
Japan Hotel REIT Investment Corp.	412	216,505
Park Hotels & Resorts, Inc.	17,989	290,163
Pebblebrook Hotel Trust	10,735	155,979
RLJ Lodging Trust	13,351	146,861
Ryman Hospitality Properties, Inc.	5,115	539,530
Service Properties Trust	14,202	87,058
Summit Hotel Properties, Inc.	11,188	67,240
Sunstone Hotel Investors, Inc.	18,168	185,314
Xenia Hotels & Resorts, Inc.	8,888	123,277

TOTAL HOTEL & RESORT		$4,093,540

INDUSTRIAL – 5.5%
Advance Logistics Investment Corp.	71	54,778
AIMS APAC REIT	43,700	40,303
Americold Realty Trust, Inc.	23,210	509,924
CapitaLand Ascendas REIT	322,200	610,319
Centuria Industrial REIT	60,763	124,070
Dexus Industria REIT	20,663	38,851
Dream Industrial REIT	12,380	111,601
EastGroup Properties, Inc.	4,138	642,880
ESR-LOGOS REIT	520,293	110,464
First Industrial Realty Trust, Inc.	11,332	514,699
Frasers Logistics & Commercial Trust	286,420	207,478
GLP J-REIT	397	322,885
Goodman Group	149,934	3,028,612
Goodman Property Trust	90,440	121,296
Granite REIT	2,802	138,507
Industrial & Infrastructure Fund Investment Corp.	214	176,952
Innovative Industrial Properties, Inc.	2,393	247,436
Japan Logistics Fund, Inc.	78	139,076
LaSalle Logiport REIT	161	161,480
LXP Industrial Trust	24,681	206,086
Mapletree Industrial Trust	188,570	312,241
Mapletree Logistics Trust	289,550	284,136

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	34

 Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value
Mitsubishi Estate Logistics REIT Investment Corp.	42	$107,653
Mitsui Fudosan Logistics Park, Inc.	52	149,180
Montea NV	1,303	111,711
Nexus Industrial REIT	3,140	15,852
Nippon Prologis REIT, Inc.	210	362,378
Plymouth Industrial REIT, Inc.	3,225	67,338
Prologis, Inc.	80,126	8,176,858
Rexford Industrial Realty, Inc.	18,286	782,824
Segro PLC	113,523	1,194,049
SOSiLA Logistics REIT, Inc.	76	59,837
STAG Industrial, Inc.	15,433	530,741
Terreno Realty Corp.	7,830	425,561
Tritax Big Box REIT PLC	163,097	308,064
Urban Logistics REIT PLC	48,614	70,179
Warehouses De Pauw	14,035	371,146

TOTAL INDUSTRIAL		$20,837,445

MULTI-FAMILY RESIDENTIAL – 3.2%
Advance Residence Investment Corp.	127	274,576
Altarea SCA	322	27,831
Apartment Income REIT Corp.	12,593	483,319
Apartment Investment & Management Co., Class A*	16,412	131,296
AvalonBay Communities, Inc.	12,166	2,306,309
Boardwalk REIT	2,414	124,273
BRT Apartments Corp.#	1,574	28,238
Camden Property Trust	9,263	923,336
Canadian Apartment Properties REIT	7,253	225,759
Care Property Invest NV*	2,766	41,041
Centerspace	1,362	91,595
Clipper Realty, Inc.	9,929	41,702
Comforia Residential REIT, Inc.	60	129,885
Daiwa Securities Living Investments Corp.	214	145,308
Elme Communities	7,525	114,079
Empiric Student Property PLC	51,684	58,079
Equity Residential	29,820	1,920,408
Essex Property Trust, Inc.	5,570	1,371,612
Home REIT PLC*,(1)	42,087	—
Independence Realty Trust, Inc.	19,494	307,420
Ingenia Communities Group	40,228	119,233
InterRent REIT	6,334	55,120
Irish Residential Properties REIT PLC	33,709	35,620
Killam Apartment REIT	4,993	62,347
Mid-America Apartment Communities, Inc.	10,126	1,316,380
Minto Apartment REIT	1,676	17,665
Morguard North American Residential REIT	1,808	19,963
NexPoint Residential Trust, Inc.	2,324	79,569
Nippon Accommodations Fund, Inc.	43	179,074
Samty Residential Investment Corp.	82	56,426
Starts Proceed Investment Corp.	19	24,921
UDR, Inc.	26,253	999,714
UNITE Group PLC (The)	33,973	392,746
Veris Residential, Inc.	6,873	99,040
Xior Student Housing NV	2,488	74,019

TOTAL MULTI-FAMILY RESIDENTIAL		$12,277,903

Description	Number of Shares	Value

OFFICE – 2.4%
Alexandria Real Estate Equities, Inc.	13,661	$1,582,900
Allied Properties REIT	5,371	66,052
Boston Properties, Inc.	12,533	775,667
Brandywine Realty Trust	15,743	71,473
Centuria Office REIT	38,286	29,200
Champion REIT	160,000	35,643
City Office REIT, Inc.	9,220	42,965
CLS Holdings PLC	25,558	26,316
COPT Defense Properties	9,589	229,848
Cousins Properties, Inc.	13,003	298,289
Cromwell Property Group	136,773	35,528
Daiwa Office Investment Corp.	24	87,502
Derwent London PLC	9,547	244,624
Dexus	93,667	425,455
Douglas Emmett, Inc.	14,285	195,847
Dream Office REIT	2,526	34,679
Easterly Government Properties, Inc.	8,137	95,122
Equity Commonwealth*	8,915	166,889
GDI Property Group Partnership	37,938	14,664
Gecina SA	4,398	449,044
Global One Real Estate Investment Corp.	95	64,647
Great Portland Estates PLC	21,750	105,955
Helical PLC	17,407	44,301
Highwoods Properties, Inc.	9,055	237,241
Hudson Pacific Properties, Inc.	11,418	66,224
Ichigo Office REIT Investment Corp.	132	67,686
Inmobiliaria Colonial Socimi SA	24,501	143,299
Japan Excellent, Inc.	109	89,042
Japan Prime Realty Investment Corp.	85	183,928
Japan Real Estate Investment Corp.	122	413,719
JBG SMITH Properties	9,549	143,331
Keppel REIT	194,800	125,080
Kilroy Realty Corp.	9,140	308,932
Mirai Corp.	207	59,270
Mori Hills REIT Investment Corp.	139	120,961
NET Lease Office Properties	1,276	29,169
Nippon Building Fund, Inc.	145	554,015
NSI NV	1,341	25,426
One REIT, Inc.	30	50,507
Orix JREIT, Inc.	235	247,709
Paramount Group, Inc.	15,147	70,282
Peakstone Realty Trust	4,237	59,191
Piedmont Office Realty Trust, Inc., Class A	10,974	75,611
Prosperity REIT	87,000	13,838
SL Green Realty Corp.	5,643	281,191
Vornado Realty Trust	13,755	358,043
Workspace Group PLC	17,247	106,604

TOTAL OFFICE		$8,952,909

OTHER SPECIALIZED – 1.7%
Arena REIT	35,122	82,867
Charter Hall Social Infrastructure REIT	35,768	58,425
EPR Properties	6,406	260,020
Farmland Partners, Inc.	3,836	41,275
Four Corners Property Trust, Inc.	7,695	180,448
Gaming and Leisure Properties, Inc.	22,876	977,491
Gladstone Land Corp.	3,854	48,869

ANNUAL REPORT / April 30, 2024

35	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value
Iron Mountain, Inc.	25,014	$1,939,085
Rural Funds Group	32,605	42,209
Safehold, Inc.	3,680	67,123
Uniti Group, Inc.	20,447	117,570
VICI Properties, Inc.	89,451	2,553,826

TOTAL OTHER SPECIALIZED		$6,369,208

REAL ESTATE OPERATING COMPANIES – 0.0%**
Seritage Growth Properties, Class A*,#	5,575	52,070

RETAIL – 5.9%
Acadia Realty Trust	8,873	153,325
AEON REIT Investment Corp.	147	128,555
Agree Realty Corp.	8,192	468,746
Alexander’s, Inc.	134	28,349
Brixmor Property Group, Inc.	25,752	569,119
BWP Trust	42,243	96,668
CapitaLand China Trust	120,900	58,729
CapitaLand Integrated Commercial Trust	447,347	637,691
Carmila SA	7,784	130,775
CBL & Associates Properties, Inc.#	2,691	58,529
Charter Hall Retail REIT	49,743	106,139
Choice Properties REIT	15,157	143,351
Crombie REIT	4,825	45,038
CT REIT	6,101	59,519
Eurocommercial Properties NV	4,984	113,356
Federal Realty Investment Trust	6,294	655,646
First Capital REIT	10,254	110,089
Fortune REIT	131,000	64,357
Frasers Centrepoint Trust	104,623	165,727
Frontier Real Estate Investment Corp.	44	127,912
Fukuoka REIT Corp.	64	68,743
Getty Realty Corp.	4,149	112,438
Hamborner REIT AG	9,415	64,238
Hammerson PLC	292,015	99,050
HMC Capital Ltd.	20,904	84,682
HomeCo Daily Needs REIT	152,785	119,789
InvenTrust Properties Corp.	5,758	145,908
Japan Metropolitan Fund Invest	624	376,727
Kimco Realty Corp.	59,659	1,111,447
Kite Realty Group Trust	19,182	418,168
Klepierre SA	16,712	448,758
Lar Espana Real Estate Socimi SA	4,971	36,100
Lendlease Global Commercial REIT	145,125	57,721
Link REIT	219,500	940,513
Macerich Co. (The)	18,914	260,257
Mapletree Pan Asia Commercial Trust	200,423	183,662
Mercialys SA	8,078	87,438
NETSTREIT Corp.#	5,918	99,718
NewRiver REIT PLC	17,295	16,151
NNN REIT, Inc.	15,630	633,484
Phillips Edison & Co., Inc.	10,352	338,510
Primaris REIT	2,451	23,501
Realty Income Corp.	72,171	3,864,035
Regency Centers Corp.	14,074	833,462
Region RE Ltd.	98,776	138,469
Retail Estates NV	1,199	83,689
Retail Opportunity Investments Corp.	10,776	132,222

Description	Number of Shares	Value
RioCan REIT	12,827	$162,498
Sasseur REIT	61,100	30,167
Saul Centers, Inc.	944	34,371
Scentre Group	444,652	900,443
Shaftesbury Capital PLC	167,331	280,096
Simon Property Group, Inc.	28,221	3,965,897
SITE Centers Corp.	15,422	208,043
Slate Grocery REIT, Class U	2,915	23,080
SmartCentres REIT	7,835	126,803
Starhill Global REIT	158,600	55,120
Supermarket Income REIT PLC	106,288	96,013
Tanger, Inc.	9,484	268,871
Unibail-Rodamco-Westfield*	9,347	778,913
Urban Edge Properties	10,097	168,923
Vastned Retail NV	2,088	46,623
Vicinity Ltd.	330,292	404,465
Waypoint REIT Ltd.	71,780	107,707
Wereldhave NV	2,996	41,595
Whitestone REIT	4,055	46,632

TOTAL RETAIL		$22,446,760

SELF-STORAGE – 2.0%
Abacus Storage King	34,498	25,159
Big Yellow Group PLC	16,880	227,075
CubeSmart	19,508	788,904
Extra Space Storage, Inc.	18,329	2,461,218
National Storage Affiliates Trust	6,620	231,965
National Storage REIT	108,509	149,626
Public Storage	13,691	3,552,130
Safestore Holdings PLC	19,154	184,604
Shurgard Self Storage Ltd.	2,600	106,551

TOTAL SELF-STORAGE		$7,727,232

SINGLE-FAMILY RESIDENTIAL – 1.3%
American Homes 4 Rent, Class A	27,592	987,794
Equity LifeStyle Properties, Inc.	16,174	975,130
Invitation Homes, Inc.	49,750	1,701,450
PRS REIT PLC (The)	46,884	46,208
Sun Communities, Inc.	10,797	1,201,922
UMH Properties, Inc.	5,237	83,373

TOTAL SINGLE-FAMILY RESIDENTIAL		$4,995,877

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $125,437,576)		$117,363,459

TOTAL REAL ESTATE RELATED SECURITIES (COST $193,232,623)		$185,137,106

COMMODITY RELATED SECURITIES – 49.8%

EXCHANGE-TRADED FUNDS – 1.8%

COMMODITY – 1.8%
SPDR S&P Global Natural Resources ETF#	119,300	6,875,259

TOTAL EXCHANGE-TRADED FUNDS (COST $5,102,945)		$6,875,259

INVESTMENT COMPANIES – 48.0%

COMMODITY – 48.0%
Vanguard Commodity Strategy Fund, Admiral Shares	2,404,175	62,292,180

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	36

 Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

DFA Commodity Strategy Portfolio, Institutional Class	24,180,986	$110,990,725
Parametric Commodity Strategy Fund, Institutional Class	513,361	3,336,846
Credit Suisse Commodity Return Strategy Fund, Class I	256,736	5,933,167

TOTAL COMMODITY		$182,552,918

TOTAL INVESTMENT COMPANIES (COST $194,272,848)		$182,552,918

TOTAL COMMODITY RELATED SECURITIES (COST $199,375,793)		$189,428,177

SHORT-TERM INVESTMENTS – 4.0%

MONEY MARKET FUND – 4.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.19%^	15,036,911	15,036,911

TOTAL SHORT-TERM INVESTMENT (COST $15,036,911)		$15,036,911

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.4%

	Par Value

REPURCHASE AGREEMENTS – 1.4%
Bank of America Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $309,574, collateralized by U.S. Government Agency Securities, 2.00% to 7.50%, maturing 10/17/25 to 8/20/63; total market value of $315,719.	$309,528	309,528
BNP Paribas SA, 5.32%, dated 4/30/24, due 5/01/24, repurchase price $995,397, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/15/31 to 5/01/54; total market value of $1,015,155.	995,250	995,250

Description	Par Value	Value
HSBC Securities USA, Inc., 5.31%, dated 4/30/24, due 5/01/24, repurchase price $975,489, collateralized by U.S. Government Agency Securities, 2.50% to 3.00%, maturing 4/20/43 to 10/20/51; total market value of $994,852.	$975,345	$975,345
Nomura Securities International, Inc., 5.31%, dated 4/30/24, due 5/01/24, repurchase price $995,397, collateralized by U.S. Government Agency Securities, 2.00% to 7.50%, maturing 10/01/29 to 3/15/58; total market value of $1,015,530.	995,250	995,250
RBC Dominion Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $995,397, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 5.50%, maturing 5/09/24 to 2/15/54; total market value of $1,015,155.	995,250	995,250
TD Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $995,397, collateralized by U.S. Government Agency Securities, 2.00% to 6.00%, maturing 1/01/47 to 4/01/54; total market value of $1,015,155.	995,250	995,250

TOTAL REPURCHASE AGREEMENTS (COST $5,265,873)		$5,265,873

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $5,265,873)		$5,265,873

TOTAL INVESTMENTS – 103.9% (Cost $412,911,200)		$394,868,067
COLLATERAL FOR SECURITIES ON LOAN – (1.4%)		(5,265,873)
OTHER ASSETS LESS LIABILITIES – (2.5)%		(9,520,652)

TOTAL NET ASSETS – 100.0%		$380,081,542

ANNUAL REPORT / April 30, 2024

37	PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities
Real Estate Related Securities
Common Stocks
Construction & Engineering	$—	$1	$—	$1
Diversified	—	128,688	—	128,688
Diversified Real Estate Activities	179,894	12,519,308	—	12,699,202
Office	—	94,717	—	94,717
Real Estate Development	307,108	1,655,804	—	1,962,912
Real Estate Operating Companies	651,161	11,961,615	—	12,612,776
Retail	—	77,492	—	77,492
Exchange-Traded Funds	30,449,970	62,722	—	30,512,692
Investment Company	9,685,167	—	—	9,685,167
Real Estate Investment Trusts
Data Center	9,399,897	146,555	—	9,546,452
Diversified	2,349,153	6,964,998	—	9,314,151
Health Care	9,772,822	977,090	—	10,749,912
Hotel & Resort	3,276,968	816,572	—	4,093,540
Industrial	12,370,307	8,467,138	—	20,837,445
Multi-Family Residential	10,719,144	1,558,759	—(a)	12,277,903
Office	5,154,267	3,798,642	—	8,952,909
Other Specialized	6,185,707	183,501	—	6,369,208
Real Estate Operating Companies	52,070	—	—	52,070
Retail	15,269,979	7,176,781	—	22,446,760
Self-Storage	7,034,217	693,015	—	7,727,232
Single-Family Residential	4,949,669	46,208	—	4,995,877
Commodity Related Securities
Exchange-Traded Funds	6,875,259	—	—	6,875,259
Investment Companies	182,552,918	—	—	182,552,918
Money Market Fund	15,036,911	—	—	15,036,911
Repurchase Agreements	—	5,265,873	—	5,265,873

Total Investments in Securities	$332,272,588	$62,595,479	$—	$394,868,067

(a)	Includes internally fair valued securities currently priced at zero ($0).

**	Represents less than 0.05%.

[0]	Rounds to less than 1 share.

*	Non-income producing security.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.
(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Portfolio of Investments.

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	38

Wilmington Real Asset Fund (concluded)

The following acronyms are used throughout this Portfolio of Investments:

ETF	Exchange-Traded Fund

J-REIT	Japanese Real Estate Investment Trust

OYJ	Public Limited Company

PLC	Public Limited Company

RE	Reinsurance

REIT	Real Estate Investment Trust

SCA	Limited Partnership With Share Capital

SPDR	Standard & Poor’s Depositary Receipt

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

39	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2024	Wilmington International Fund		Wilmington Global Alpha Equities Fund		Wilmington Real Asset Fund
ASSETS:
Investments, at identified cost	$456,715,727		$172,869,067		$412,911,200

Investments in securities, at value	$542,342,781	(a)	$221,109,105		$394,868,067	(b)
Cash	—		253,152		—
Deposits for financial futures contracts	977,070		5,703,896		—
Cash denominated in foreign currencies	969,317	(c)	440,898	(c)	97,394	(c)
Variation margin receivable for financial futures contracts	37,534		936,174		—
Income receivable	2,404,749		587,636		478,387
Foreign tax reclaim receivable	2,051,122		450,249		154,912
Receivable for shares sold	1,992,759		161,856		1,514,448
Unrealized appreciation on forward foreign currency contracts	—		1,109,235		—
Receivable for investments sold	1,153,760		794,614		—
Prepaid and other assets	28,438		35,982		32,127

TOTAL ASSETS	551,957,530		231,582,797		397,145,335

LIABILITIES:
Collateral for securities on loan	11,819,975		—		5,265,873
Due to custodian	350,294		—		—
Deferred foreign capital gains tax payable	—		1,873		—
Payable for investments purchased	551,311		1,439,120		—
Payable for shares redeemed	2,151,575		13,558,878		11,451,697
Payable to sub-advisors	144,682		103,857		20,638
Payable for Trustees’ fees	4,952		4,951		4,445
Payable for administration fees	12,538		5,400		9,219
Payable for distribution services fees	651		47		184
Payable for investment advisory fees	170,765		110,778		124,624
Other accrued expenses	289,248		196,785		187,113

TOTAL LIABILITIES	15,495,991		15,421,689		17,063,793

NET ASSETS	$536,461,539		$216,161,108		$380,081,542

NET ASSETS CONSIST OF:
Paid-in capital	$473,890,327		$190,764,828		$425,145,675
Distributable earnings (loss)	62,571,212		25,396,280		(45,064,133)

TOTAL NET ASSETS	$536,461,539		$216,161,108		$380,081,542

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$3,165,671		$204,560		$873,205

Shares outstanding (unlimited shares authorized)	358,716		16,549		66,038

Net Asset Value per share	$8.83		$12.36		$13.22

Offering Price per share*	$9.34	**	$13.08	**	$13.99	**

Class I
Net Assets	$533,295,868		$215,956,548		$379,208,337

Shares outstanding (unlimited shares authorized)	59,660,093		17,094,438		28,186,420

Net Asset Value and Offering Price per share	$8.94		$12.63		$13.45

(a)	Including $11,031,141 of securities on loan (Note 2).
(b)	Including $5,007,234 of securities on loan (Note 2).
(c)	Cost of cash denominated in foreign currencies was $976,234, $442,529 and $104,398, respectively.
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	40

Year Ended April 30, 2024	Wilmington International Fund	Wilmington Global Alpha Equities Fund	Wilmington Real Asset Fund
INVESTMENT INCOME:
Dividends	$14,598,258 (a)	$5,034,746 (a)	$12,510,890 (a)
Interest	33,022	191,380	—
Securities lending income, net	31,715	—	47,725

TOTAL INVESTMENT INCOME	14,662,995	5,226,126	12,558,615

EXPENSES:
Investment advisory fees	3,867,201	2,536,965	2,032,997
Administration fees	145,579	63,037	113,143
Portfolio accounting and administration fees	134,639	76,754	93,339
Custodian fees	264,436	109,290	52,272
Transfer and dividend disbursing agent fees and expenses	38,372	9,675	8,416
Trustees’ fees	62,234	62,234	62,234
Professional fees	211,170	167,823	158,554
Distribution services fee—Class A	7,526	722	2,236
Shareholder services fee—Class A	7,526	722	2,236
Share registration costs	31,681	28,858	33,842
Printing and postage	45,969	25,202	30,225
Miscellaneous	49,049	35,435	41,477

TOTAL EXPENSES	4,865,382	3,116,717	2,630,971

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(601,087)	(379,761)	(351,284)
Waiver by sub-advisor	(20,360)	—	(18,711)
Waiver of shareholder services fee—Class A	(7,526)	(722)	(2,236)

TOTAL WAIVERS AND REIMBURSEMENTS	(628,973)	(380,483)	(372,231)

Net expenses	4,236,409	2,736,234	2,258,740

Net investment income	10,426,586	2,489,892	10,299,875

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	24,822,479	7,601,138 (b)	(9,897,511)
Net realized gain (loss) on forward foreign currency contracts	(706)	261,373	—
Net realized gain (loss) on foreign currency transactions	(336,861)	(137,989)	(23,519)
Net realized gain (loss) on financial futures contracts	2,299,246	(13,752,968)	—

Net realized gain (loss)	26,784,158	(6,028,446)	(9,921,030)

Net change in unrealized appreciation (depreciation) on investments	3,689,270 (c)	10,184,000 (c)	6,982,831
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	1,790,172	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(36,209)	(19,297)	(12,876)
Net change in unrealized appreciation (depreciation) on financial futures contracts	(481,117)	5,827,157	—

Net change in unrealized appreciation (depreciation)	3,171,944	17,782,032	6,969,955

Net realized and unrealized gain (loss)	29,956,102	11,753,586	(2,951,075)

Change in net assets resulting from operations	$40,382,688	$14,243,478	$7,348,800

(a)	Net of foreign withholding taxes of $1,611,006, $454,006 and $256,989, respectively.
(b)	Net of foreign capital gains tax paid of $54.
(c)	Net of change in deferred foreign capital gains tax accrued of $17,468 and $179, respectively.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

41	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington International Fund		Wilmington Global Alpha Equities Fund

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS:
Net investment income	$10,426,586	$11,339,216	$2,489,892	$2,327,010
Net realized gain (loss)	26,784,158	(46,448,998)	(6,028,446)	3,508,935
Net change in unrealized appreciation (depreciation)	3,171,944	45,978,600	17,782,032	1,667,356

Change in net assets resulting from operations	40,382,688	10,868,818	14,243,478	7,503,301

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(62,614)	(101,891)	(4,052)	(8,022)
Class I	(11,608,172)	(20,772,925)	(2,879,727)	(5,525,066)

Total distributions to shareholders	(11,670,786)	(20,874,816)	(2,883,779)	(5,533,088)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	371,848	25,393	1,273	850
Class I	48,647,028	125,541,950	33,989,909	58,243,535
Distributions reinvested
Class A	56,356	94,660	4,052	8,022
Class I	2,052,008	8,676,649	1,129,722	2,030,500
Cost of shares redeemed
Class A	(257,268)	(210,821)	(118,812)	(3,418)
Class I	(60,988,455)	(223,549,803)	(43,535,142)	(61,171,203)

Change in net assets resulting from share transactions	(10,118,483)	(89,421,972)	(8,528,998)	(891,714)

Change in net assets	18,593,419	(99,427,970)	2,830,701	1,078,499
NET ASSETS:
Beginning of year	517,868,120	617,296,090	213,330,407	212,251,908

End of year	$536,461,539	$517,868,120	$216,161,108	$213,330,407

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	44,067	3,105	106	73
Class I	5,784,755	15,579,933	2,758,884	4,928,523
Distributions reinvested
Class A	6,763	12,174	335	706
Class I	243,467	1,098,909	91,550	175,194
Shares redeemed
Class A	(30,997)	(26,747)	(9,647)	(304)
Class I	(7,211,404)	(27,904,440)	(3,516,851)	(5,189,505)

Net change resulting from share transactions	(1,163,349)	(11,237,066)	(675,623)	(85,313)

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	42

	Wilmington Real Asset Fund

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS:
Net investment income	$10,299,875	$22,098,301
Net realized gain (loss)	(9,921,030)	(6,208,975)
Net change in unrealized appreciation (depreciation)	6,969,955	(85,159,972)

Change in net assets resulting from operations	7,348,800	(69,270,646)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains
Class A	(18,373)	(48,529)
Class I	(8,514,528)	(21,016,869)
Tax return of capital
Class A	—	(211)
Class I	—	(89,490)

Total distributions to shareholders	(8,532,901)	(21,155,099)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	25,938	138,429
Class I	61,225,286	82,657,040
Distributions reinvested
Class A	17,999	47,127
Class I	3,694,740	8,786,738
Cost of shares redeemed
Class A	(109,169)	(194,392)
Class I	(93,865,028)	(78,861,084)

Change in net assets resulting from share transactions	(29,010,234)	12,573,858

Change in net assets	(30,194,335)	(77,851,887)
NET ASSETS:
Beginning of year	410,275,877	488,127,764

End of year	$380,081,542	$410,275,877

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	1,963	9,154
Class I	4,587,614	5,724,533
Distributions reinvested
Class A	1,342	3,487
Class I	270,986	639,668
Shares redeemed
Class A	(8,240)	(13,389)
Class I	(7,040,743)	(5,437,549)

Net change resulting from share transactions	(2,187,078)	925,904

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

43	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERNATIONAL FUND

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020

CLASS A
Net Asset Value, Beginning of Year	$8.37	$8.44	$10.47	$7.35	$8.52
Income (Loss) From Operations:
Net Investment Income(a)	0.15	0.15	0.10	0.10	0.13
Net Realized and Unrealized Gain (Loss)	0.49	0.08	(1.75)	3.16	(1.17)

Total Income (Loss) From Operations	0.64	0.23	(1.65)	3.26	(1.04)
Less Distributions From:
Net Investment Income	(0.18)	(0.13)	(0.16)	(0.14)	(0.13)
Net Realized Gains	—	(0.17)	(0.22)	—	—
Total Distributions	(0.18)	(0.30)	(0.38)	(0.14)	(0.13)

Net Asset Value, End of Year	$8.83	$8.37	$8.44	$10.47	$7.35

Total Return(b)	7.81%	3.01%	(16.31)%	44.67%	(12.35)%
Net Assets, End of Year (000’s)	$3,166	$2,836	$2,957	$4,015	$3,036
Ratios to Average Net Assets
Gross Expense(c)	1.45%	1.48%	1.48%	1.48%	1.50%
Net Expense(c),(d)	1.08%	1.09%	1.10%	1.06%	0.98%
Net Investment Income	1.77%	1.87%	1.00%	1.10%	1.57%
Portfolio Turnover Rate	108%	76%	71%	74%	79%

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020

CLASS I
Net Asset Value, Beginning of Year	$8.46	$8.52	$10.56	$7.41	$8.59
Income (Loss) From Operations:
Net Investment Income(a)	0.17	0.17	0.13	0.12	0.13
Net Realized and Unrealized Gain (Loss)	0.50	0.08	(1.77)	3.18	(1.17)

Total Income (Loss) From Operations	0.67	0.25	(1.64)	3.30	(1.04)

Less Distributions From:
Net Investment Income	(0.19)	(0.14)	(0.18)	(0.15)	(0.14)
Net Realized Gains	—	(0.17)	(0.22)	—	—

Total Distributions	(0.19)	(0.31)	(0.40)	(0.15)	(0.14)

Net Asset Value, End of Year	$8.94	$8.46	$8.52	$10.56	$7.41

Total Return(b)	8.10%	3.23%	(16.10)%	44.92%	(12.28)%
Net Assets, End of Year (000’s)	$533,296	$515,032	$614,339	$713,463	$513,640
Ratios to Average Net Assets
Gross Expense(c)	0.95%	0.98%	0.99%	1.16%	1.25%
Net Expense(c),(d)	0.83%	0.84%	0.85%	0.85%	0.85%
Net Investment Income	2.05%	2.12%	1.27%	1.32%	1.58%
Portfolio Turnover Rate	108%	76%	71%	74%	79%

(a)	Per share amounts have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	44

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON GLOBAL ALPHA EQUITIES FUND

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020

CLASS A
Net Asset Value, Beginning of Year	$11.76	$11.68	$11.97	$10.87	$11.28
Income (Loss) From Operations:
Net Investment Income(a)	0.10	0.10	0.01	0.02	0.07
Net Realized and Unrealized Gain (Loss)	0.66	0.30	(0.24)	1.31	(0.35)

Total Income (Loss) From Operations	0.76	0.40	(0.23)	1.33	(0.28)

Less Distributions From:
Net Investment Income	(0.16)	(0.32)	(0.06)	(0.06)	(0.13)
Net Realized Gains	—	—	—	(0.17)	—

Total Distributions	(0.16)	(0.32)	(0.06)	(0.23)	(0.13)

Net Asset Value, End of Year	$12.36	$11.76	$11.68	$11.97	$10.87

Total Return(b)	6.47%	3.51%	(1.97)%	12.27%	(2.57)%
Net Assets, End of Year (000’s)	$ 205	$ 303	$ 295	$ 324	$ 208
Ratios to Average Net Assets
Gross Expense(c)	1.92%	2.19%	2.30%	2.30%	2.29%
Net Expense(c),(d)	1.49%	1.49%	1.49%	1.49%	1.49%
Net Investment Income	0.83%	0.87%	0.12%	0.19%	0.63%
Portfolio Turnover Rate	43%	68%	44%	58%	84%

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020

CLASS I
Net Asset Value, Beginning of Year	$ 11.99	$ 11.88	$ 12.14	$ 11.01	$ 11.40
Income (Loss) From Operations:
Net Investment Income(a)	0.14	0.13	0.05	0.05	0.09
Net Realized and Unrealized Gain (Loss)	0.66	0.30	(0.25)	1.31	(0.34)

Total Income (Loss) From Operations	0.80	0.43	(0.20)	1.36	(0.25)

Less Distributions From:
Net Investment Income	(0.16)	(0.32)	(0.06)	(0.06)	(0.14)
Net Realized Gains	—	—	—	(0.17)	—

Total Distributions	(0.16)	(0.32)	(0.06)	(0.23)	(0.14)

Net Asset Value, End of Year	$ 12.63	$ 11.99	$ 11.88	$ 12.14	$ 11.01

Total Return(b)	6.73%	3.75%	(1.63)%	12.46%	(2.31)%
Net Assets, End of Year (000’s)	$215,956	$213,027	$211,957	$206,232	$211,911
Ratios to Average Net Assets
Gross Expense(c)	1.41%	1.69%	1.80%	1.99%	2.04%
Net Expense(c),(d)	1.24%	1.24%	1.24%	1.24%	1.24%
Net Investment Income	1.13%	1.12%	0.38%	0.44%	0.82%
Portfolio Turnover Rate	43%	68%	44%	58%	84%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

45	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON REAL ASSET FUND

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	April 30, 2024	April 30, 2023		April 30, 2022		April 30, 2021		April 30, 2020

CLASS A
Net Asset Value, Beginning of Year	$13.26	$16.30		$15.58		$12.33		$14.40
Income (Loss) From Operations:
Net Investment Income(a)	0.31	0.69		1.64	(b)	0.17		0.45
Net Realized and Unrealized Gain (Loss)	(0.08)	(3.04)		0.82		3.32		(2.03)

Total Income (Loss) From Operations	0.23	(2.35)		2.46		3.49		(1.58)

Less Distributions From:
Net Investment Income	(0.27)	(0.69	)(c)	(1.74)		(0.24)		(0.49)

Total Distributions	(0.27)	(0.69)		(1.74)		(0.24)		(0.49)

Net Asset Value, End of Year	$13.22	$13.26		$16.30		$15.58		$12.33

Total Return(d)	1.73%	(14.44)%		16.34%		28.65%		(11.35)%
Net Assets, End of Year (000’s)	$ 873	$ 941		$1,169		$ 995		$ 932
Ratios to Average Net Assets
Gross Expense(e)	1.16%	1.17%		1.17%		1.30%		1.30%
Net Expense(e),(f)	0.82%	0.85%		0.89%		0.96%		0.96%
Net Investment Income	2.36%	4.78%		10.04	%(b)	1.25%		3.16%
Portfolio Turnover Rate	3%	20%		32%		40	%(g)	411%

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	April 30, 2024	April 30, 2023		April 30, 2022		April 30, 2021		April 30, 2020

CLASS I
Net Asset Value, Beginning of Year	$ 13.48	$ 16.54		$ 15.77		$ 12.47		$ 14.56
Income (Loss) From Operations:		53
Net Investment Income(a)	0.35	0.74		1.65	(b)	0.17		0.49
Net Realized and Unrealized Gain (Loss)	(0.09)	(3.09)		0.89		3.40		(2.06)

Total Income (Loss) From Operations	0.26	(2.35)		2.54		3.57		(1.57)

Less Distributions From:
Net Investment Income	(0.29)	(0.71	)(c)	(1.77)		(0.27)		(0.52)

Total Distributions	(0.29)	(0.71)		(1.77)		(0.27)		(0.52)

Net Asset Value, End of Year	$ 13.45	$ 13.48		$ 16.54		$ 15.77		$ 12.47

Total Return(d)	1.94%	(14.21)%		16.66%		29.00%		(11.13)%
Net Assets, End of Year (000’s)	$379,209	$409,335		$486,959		$463,203		$199,115
Ratios to Average Net Assets
Gross Expense(e)	0.66%	0.67%		0.67%		0.93%		1.05%
Net Expense(e),(f)	0.57%	0.60%		0.64%		0.71%		0.71%
Net Investment Income	2.60%	5.10%		9.98	%(b)	1.18%		3.41%
Portfolio Turnover Rate	3%	20%		32%		40	%(g)	411%

(a)	Per share amounts have been calculated using the average shares method.

(b)

The net investment income earned by the Fund increased significantly during the fiscal year ended April 30, 2022 due to larger than usual net investment income distributions from the commodity-related investments in its portfolio.

(c)	A portion of this distribution amounting to less than $0.005 per share was a tax return of capital.

(d)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(e)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(f)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

(g)	In 2020, the Fund transitioned to a single sub-advisor strategy. As a result, the portfolio turnover rate for the year ended April 30, 2021 was significantly lower than that of previous fiscal years.

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	46

Wilmington Funds

April 30, 2024

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 3 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal

Wilmington International Fund (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)(d)	The Fund seeks to achieve long-term growth of capital with lower volatility than broader equity markets.

Wilmington Real Asset Fund (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.

(d) Diversified

The Funds offer Class A and Class I shares. All shares of the Trust have equal rights with respect to voting, except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value –The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Board of Trustees (“Trustees”) has adopted Valuation Policies and Procedures (“Valuation Procedures”) and has delegated responsibilities to Wilmington Funds Management Corporation (“WFMC” or the “Advisor”), in its role as the Trust’s investment advisor, with respect to the valuation of the Funds’ investments. The Advisor, acting through its Pricing Committee, carries out all of the functions set forth below to determine fair value in good faith with respect to a Fund’s investments. The fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

financial futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Advisor may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•	investments in open-end regulated investment companies are valued at NAV;

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

•	price information on listed securities, including Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”), is taken from the exchange where the security is primarily traded; and

•	for all other securities, at fair value as determined by the Advisor in accordance with the Valuation Procedures.

ANNUAL REPORT / April 30, 2024

47	NOTES TO FINANCIAL STATEMENTS (continued)

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Advisor, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (Systematic International Fair Value Pricing (“SIFVP”)).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Funds may utilize SIFVP which could result in certain equity securities being categorized as Level 2. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with the Valuation Procedures. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2024, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

International Fund
Bank of America Securities, Inc.	$930,234	$930,234	$—	$—
BNP Paribas SA	2,186,695	2,186,695	—	—
HSBC Securities USA, Inc.	2,142,961	2,142,961	—	—
Nomura Securities International, Inc.	2,186,695	2,186,695	—	—
RBC Dominion Securities, Inc.	2,186,695	2,186,695	—	—
TD Securities, Inc.	2,186,695	2,186,695	—	—

	$11,819,975	$11,819,975	$—	$—

Real Asset Fund
Bank of America Securities, Inc.	$309,528	$309,528	$—	$—
BNP Paribas SA	995,250	995,250	—	—
HSBC Securities USA, Inc.	975,345	975,345	—	—

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	48

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

Nomura Securities International, Inc.	$995,250	$995,250	$—	$—
RBC Dominion Securities, Inc.	995,250	995,250	—	—
TD Securities, Inc.	995,250	995,250	—	—

	$5,265,873	$5,265,873	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Distributions received from real estate investment trusts (“REITs”) are recorded as dividend income, capital gain, or return of capital as reported by such REITs, or based on management’s estimates to the extent actual information has not been reported. Estimates are adjusted to the actual amounts when the amounts are determined. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis and includes proceeds from litigation, if any. Withholding taxes and, where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly for the Funds, with the exception of the Global Alpha Equities Fund, which is paid annually.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rates.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with the Valuation Procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

ANNUAL REPORT / April 30, 2024

49	NOTES TO FINANCIAL STATEMENTS (continued)

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolios of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2024, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)

International Fund	$11,031,141	$11,031,141	$—
Real Asset Fund	5,007,234	5,007,234	—

(1)

Collateral with a value of $11,819,975 and $5,265,873, respectively, has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable due from the counterparty in the event of default.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Risk of loss on derivatives, including written options, forward foreign currency contracts, and financial futures contracts, may exceed amounts recognized on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. A Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge a Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

The International Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities. The Global Alpha Equities Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the portfolio’s securities or as a means to express a view on the direction of a currency’s value as a part of the broader investment strategy.

Financial Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, and prior to computing its NAV, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities.

For the year ended April 30, 2024, the International Fund and Global Alpha Equities Fund used equity index futures contracts to manage equity market exposure.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities and the fair value of the Funds’ derivative investments categorized by primary risk exposure as of April 30, 2024.

Location on the Statements of Assets and Liabilities

Derivative Type	Asset Derivatives	Liability Derivatives

Equity contracts	Variation margin receivable for financial futures contracts*	Variation margin payable for financial futures contracts*

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts**	Unrealized depreciation on forward foreign currency contracts**

*

The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The amount presented below is the cumulative unrealized appreciation (depreciation) from the date the contract was opened until April 30, 2024.

**	The amounts shown represent the unrealized appreciation (depreciation) from the date the contract was open.

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	50

	Asset Derivatives Fair Value

			Foreign
		Equity	Exchange
Fund	Total Value	Contracts	Contracts

Global Alpha Equities Fund
Financial Futures Contracts	$2,502,049	$2,502,049	$—
Forward Foreign Currency Contracts	1,109,235	—	1,109,235

Totals	$3,611,284	$2,502,049	$1,109,235

	Liability Derivatives Fair Value

			Foreign
		Equity	Exchange
Fund	Total Value	Contracts	Contracts

International Fund
Financial Futures Contracts	$(4,480)	$(4,480)	$—

Totals	$(4,480)	$(4,480)	$—

Global Alpha Equities Fund
Financial Futures Contracts	$(731,372)	$(731,372)	$—

Totals	$(731,372)	$(731,372)	$—

The following is a summary of the location of realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended April 30, 2024.

Derivative Type	Location on the Statements of Operations

Equity contracts	Net realized gain (loss) on financial futures contracts. Net change in unrealized appreciation (depreciation) on financial futures contracts.

Foreign exchange contracts	Net realized gain (loss) on forward foreign currency contracts. Net change in unrealized appreciation (depreciation) on forward foreign currency contracts.

	Net Realized Gain (Loss) on Derivatives Recognized in Results from Operations

			Foreign
		Equity	Exchange
Fund	Total	Contracts	Contracts

International Fund
Financial Futures Contracts	$2,299,246	$2,299,246	$—
Forward Foreign Currency Contracts	(706)	—	(706)

Totals	$2,298,540	$2,299,246	$(706)

Global Alpha Equities Fund
Financial Futures Contracts	$(13,752,968)	$(13,752,968)	$—
Forward Foreign Currency Contracts	261,373	—	261,373

Totals	$(13,491,595)	$(13,752,968)	$261,373

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations

			Foreign
		Equity	Exchange
Fund	Total	Contracts	Contracts

International Fund
Financial Futures Contracts	$(481,117)	$(481,117)	$—

Totals	$(481,117)	$(481,117)	$—

Global Alpha Equities Fund
Financial Futures Contracts	$5,827,157	$5,827,157	$—
Forward Foreign Currency Contracts	1,790,172	—	1,790,172

Totals	$7,617,329	$5,827,157	$1,790,172

ANNUAL REPORT / April 30, 2024

51	NOTES TO FINANCIAL STATEMENTS (continued)

The average quarterly volume of derivative activities for the year ended April 30, 2024 are as follows.

	Asset Derivative Volume

		Forward
	Financial	Foreign
	Futures	Currency
Fund	Contracts(1)	Contracts(2)

International Fund	$9,918,554	$—
Global Alpha Equities Fund	459,966	31,506,571

Liability Derivative Volume
Fund	Financial Futures Contracts(1)

Global Alpha Equities Fund	$ 98,997,131

(1)	Notional Amount.
(2)	Contract Amount.

The International Fund had forward foreign currency activity during the period but did not have open positions at any quarter-end.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to each Fund is held in a segregated account by each Fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the Fund’s Portfolio of Investments or Statements of Assets and Liabilities.

At April 30, 2024, derivative assets and liabilities by counterparty net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

	Derivative	Derivatives	Non-Cash	Cash	Net Exposure
Fund/Counterparty	Assets Subject to a MA	Available for Offset	Collateral Received(1)	Collateral Received(1)	of Derivative Assets(2)

Global Alpha Equities Fund
BNP Paribas	$ 220,850	$—	$—	$—	$220,850
Citibank N.A.	141,773	—	—	—	141,773
Morgan Stanley	746,612	—	—	—	746,612

Total Derivative Assets	$ 1,109,235	$—	$—	$—	$1,109,235

(1)	Excess of collateral received is not shown for financial reporting purposes.

(2)	Net exposure represents the receivable due from the counterparty in the event of default.

4.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2024.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency transactions, mark-to-market of futures contracts, passive foreign investment companies, and losses deferred due to wash sales. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2024, the following reclassifications were made on the Statements of Assets and Liabilities for permanent differences:

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	52

		Distributable
	Paid-in	Earnings
Fund	Capital	(Loss)

Real Asset Fund	$25,795	$(25,795)

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

	2024		2023
	Ordinary	Long-Term	Ordinary	Long-Term
Fund	Income*	Capital Gains	Income*	Capital Gains

International Fund	$11,670,786	$—	$9,601,693	$11,273,123
Global Alpha Equities Fund	2,883,779	—	5,533,088	—
Real Asset Fund	8,532,901	—	21,065,398	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of April 30, 2024, the cost of investments and derivatives for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments and derivatives for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments and derivatives for which there was an excess of tax cost over value, were as follows:

				Net Tax
				Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)

International Fund	$461,643,906	$104,599,555	$(23,900,680)	$80,698,875
Global Alpha Equities Fund	177,806,728	58,169,725	(15,283,288)	42,886,437
Real Asset Fund	420,165,277	20,105,373	(45,402,583)	(25,297,210)

As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Other	Unrealized		Late Year
	Ordinary	Long-Term	Timing	Appreciation/	Capital Loss	Loss	Distributable
Fund	Income	Capital Gains	Differences	(Depreciation)	Carryforwards	Deferrals	Earnings

International Fund	$7,953,736	$—	$—	$80,570,679	$(25,953,203)	$—	$62,571,212
Global Alpha Equities Fund	1,798,817	—	2	42,876,593	(19,279,132)	—	25,396,280
Real Asset Fund	1,080,445	—	4	(25,318,310)	(20,826,272)	—	(45,064,133)

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of April 30, 2024, character of capital loss carryforwards were as follows:

			Total Capital
	Short-Term	Long-Term	Loss
Fund	No Expiration	No Expiration	Carryforwards
International Fund	$(25,953,203)	$—	$(25,953,203)
Global Alpha Equities Fund	(14,866,248)	(4,412,884)	(19,279,132)
Real Asset Fund	(1,505,286)	(19,320,986)	(20,826,272)

For the year ended April 30, 2024, capital loss carryforwards utilized were as follows:

Capital Loss
Carryforwards
Fund	Utilized

International Fund	$19,107,081

ANNUAL REPORT / April 30, 2024

53	NOTES TO FINANCIAL STATEMENTS (continued)

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – WFMC serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Each of the Funds utilizes a sub-advisor strategy, whereby WFMC allocates all or a portion of the Funds’ assets among one or more sub-advisors and strategies. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below.

		Fees Waived/	Current Fee as a % of average net assets
Fund	Gross Fees	Reimbursed	of the Fund/Allocated Net Assets for Sub-advisors

International Fund
WFMC	$2,292,747	$(601,087)	0.45%
Sub-advisors:
Wellington Management Company LP (effective 10/01/2023)	982,066	—	0.33%
AXA Investment Managers, Inc. (terminated 9/15/23)	70,595	—	0.43% on the first $150 million; and 0.41% on assets in excess of $150 million.
Berenberg Asset Management LLC (terminated 9/15/23)	40,308	—	0.27%
Nikko Asset Management Americas, Inc. (terminated 9/15/23)	115,685	—	0.32%
Parametric Portfolio Associates LLC (terminated 9/15/23)	100,238	(20,360)	0.20% of the next $20 million in assets; and 0.15% of assets in excess of $110 million; and 0.10% of assets in excess of $150 million.
Schroder Investment Management North America, Inc. (terminated 9/15/23)	265,562	—	0.50%

Total(a)	$3,867,201	$(621,447)

Global Alpha Equities Fund
WFMC	$1,323,629	$(379,761)	0.60%
Sub-advisors:
Wellington Management Company LP	1,213,336	—	0.55% on the first $250 million; and 0.50% on assets in excess of $250 million

Total(b)	$2,536,965	$(379,761)

Real Asset Fund
WFMC	$1,781,451	$(351,284)	0.45% on all Assets except Assets allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash Strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.
Sub-advisors:
Parametric Portfolio Associates LLC	251,546	(18,711)	0.25% of the first $20 million in assets; 0.20% of the next $20 million in assets; and 0.15% of assets in excess of $110 million; and 0.10% of assets in excess of $150 million.

Total(c)	$2,032,997	$(369,995)

(a)	The total gross advisory and sub-advisory fees during the period were 0.76% for the International Fund.

(b)	The total gross advisory and sub-advisory fees during the period were 1.15% for the Global Alpha Equities Fund.

(c)	The total gross advisory and sub-advisory fees during the period were 0.51% for the Real Asset Fund.

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2024 for the Global Alpha Equities Fund and Real Asset Fund and September 30, 2024 for the International Fund so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	54

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations

Fund	Class A	Class I

International Fund	1.08%	0.83%
Global Alpha Equities Fund	1.49%	1.24%
Real Asset Fund	0.82%	0.57%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2024, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2024, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees paid by the Funds as follows:

Fund	Distribution Fees

International Fund	$915
Global Alpha Equities Fund	14
Real Asset Fund	2

Sales Charges – The Funds’ Class A shares bear front-end sales charges.

For the year ended April 30, 2024, M&T received sales charges on the sale of Class A shares as follows:

Fund	Sales Charges

Global Alpha Equities Fund	$27

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of the Funds’ Class A shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts.

M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Funds’ Class A shares. The Funds may reduce the maximum amount of shareholder service fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

ANNUAL REPORT / April 30, 2024

55	NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended April 30, 2024, M&T did not receive any shareholder service fees from the Funds.

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2024 were as follows:

Fund	Purchases	Sales

International Fund	$531,507,049	$524,133,562
Global Alpha Equities Fund	88,656,924	89,773,999
Real Asset Fund	12,777,535	34,527,503

7.	MARKET RISK IN GENERAL

There is a risk that the value of a Fund’s investments may decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by a Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

8.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed and became effective March 28, 2024. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. Commitment fees allocated to the Funds are included in Miscellaneous expenses on the statement of operations. The LOC expires on March 26, 2025.

The Funds did not utilize the LOC during the year ended April 30, 2024.

10.	NEW REGULATORY PRONOUNCEMENTS

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds. The rule and form amendments will require mutual funds to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The compliance date for the amendments is for shareholder reports filed with the SEC on or after July 24, 2024.

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)	56

11.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2024

57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington International Fund, Wilmington Global Alpha Equities Fund and Wilmington Real Asset Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington International Fund, Wilmington Global Alpha Equities Fund and Wilmington Real Asset Fund (three of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024 and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2024

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

April 30, 2024 / ANNUAL REPORT

58

FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended April 30, 2024, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund

International Fund	0.51%
Global Alpha Equities Fund	29.20%
Real Asset Fund	0.11%

For the fiscal year ended April 30, 2024, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 20%:

Fund

International Fund	78.48%
Global Alpha Equities Fund	95.87%
Real Asset Fund	22.84%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

ANNUAL REPORT / April 30, 2024 (unaudited)

59

SHAREHOLDER PROXY RESULTS

A special meeting of the shareholders (the “Meeting”) of the Funds of the Wilmington Funds (the “Trust”) was held at 2:00 p.m. Eastern Time on February 15, 2024, at the principal executive offices of Wilmington Funds Management Corporation, the investment advisor to the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The purpose of the Meeting was to vote on the following proposal:

1.	To elect Gregory P. Chandler, Donald E. Foley, and Valerie J. Sill as Independent Trustees of the Trust; and Eric W. Taylor as an Interested Trustee of the Trust (together, the “Trustees”).

All shareholders of record at the close of business on December 13, 2023 were entitled to attend or submit proxies. As of the record date the Trust had 12,602,869,323 shares outstanding and 4,393,711,349 shares were voted by shareholders in person or represented by proxy entitled to vote at the Meeting. A quorum for the Meeting was met with approximately 34.9% of the shares voted at the Meeting.

At the Meeting, shareholders of the Trust approved the election of the following Trustees. The results of the voting for the proposal were as follows:

Independent Trustees	Votes For	Votes Withheld	% of Votes For

Gregory P. Chandler	4,334,311,607	59,399,742	98.65%
Donald E. Foley	4,331,740,982	61,970,367	98.59%
Valerie J. Sill	4,336,822,269	56,889,080	98.71%

Interested Trustees	Votes For	Votes Withheld	% of Votes For

Eric W. Taylor	4,392,738,859	972,490	99.98%

April 30, 2024 (unaudited) / ANNUAL REPORT

60

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Eric W. Taylor* Birth year: 1981 TRUSTEE Began serving: October 2022 PRESIDENT Began serving: August 2022

Principal Occupations: Executive Vice President, Head of Investment Implementation and Investment Advisor Services, Manufactures and Traders Trust Co. (August 2018—present).

Previous Positions: Director of Investment Planning and Portfolio Implementation (2017-2018); Regional Investment Advisory Lead and Regional Investment Implementation Officer (2013-2017); Senior Investment Advisory (2009-2013), Manufactures and Traders Trust Co.

Other Directorships Held: None

*  Eric W. Taylor is “interested” due to his current affiliation with Wilmington Trust, N.A., a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 CHAIRMAN Began serving: January 2023 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (111 Funds) (2014 to present); Trustee, 1290 Funds (15 portfolios) (2017 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (2012 to 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

ANNUAL REPORT / April 30, 2024 (unaudited)

61	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Herspiegel Consulting LLC (pharmaceutical consulting) (2020 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019).

Previous Positions: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (March 2020 to November 2020); Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to 2021); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

H. Thomas McMeekin Birth year: 1953 TRUSTEE Began serving: April 2024

Principal Occupations: Managing Partner and Founder, Griffin Investments, LLC (asset management) (2000 to present); CEO of Blue Key Services, LLC, (2015 to present).

Other Directorships Held: Trustee, EQ Advisors Trust (III Funds), 1290 Funds (15 portfolios) (registered investment companies) (2014 to present).

Previous Positions: Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation; and Senior Managing Director of AIG Asset Management (2009 to 2012).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Senior Vice President, Wilmington Funds Management Corporation (2005 to present); Senior Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Senior Vice President, M&T Bank.

Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

April 30, 2024 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	62

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Senior Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Senior Vice President and Assistant Secretary, Wilmington Funds; Wilmington Funds Management Corporation (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Senior Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022

Principal Occupation: Managing Director, Fund Officers, ACA Group, previously Foreside Financial Group (2008 to present).

Previous Positions: Vice President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020

Principal Occupation: Senior Principal Consultant and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).

Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

ANNUAL REPORT / April 30, 2024 (unaudited)

63

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 21, 2024, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2023. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third-party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third-party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended April 30, 2024. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

April 30, 2024 (unaudited) / ANNUAL REPORT

64

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

ANNUAL REPORT / April 30, 2024 (unaudited)

65

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

March 21, 2024

The Wilmington Funds, their distributor, and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; ensure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

●

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

●

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

●	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Practices

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

●

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

●

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

●

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this Notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

April 30, 2024 (unaudited) / ANNUAL REPORT

66

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

●	Information or data entered into a website will be retained only as long as needed to fulfill the business purpose(s).

●

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

●

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

●	You can find additional information in the Wilmington Trust Digital Privacy Notice.

E-mail

If you have opted to receive information from the Funds by e-mail, it is our policy to include instructions in all e-mail messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836- 2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Notice

The effective date of this Notice is March 21, 2024. We reserve the right to modify this Notice at any time. When it is revised, reviewed or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this Notice.

ANNUAL REPORT / April 30, 2024 (unaudited)

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WILMINGTON FUNDS

Additional Sub-Advisors to the Wilmington International Fund
AXA Investment Managers, Inc.
100 West Putnam Avenue
Greenwich, Connecticut 06830

Berenberg Asset Management LLC
1251 Avenue of the Americas, 53rd Floor
New York, NY 10020

Nikko Asset Management Americas, Inc.
605 3rd Avenue, 38th Floor
New York, New York 10158

Parametric Portfolio Associates, LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104

Schroder Investment Management North America, Inc.
7 Bryant Park
New York, New York 10018

Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02210

Additional Sub-Advisors to the Wilmington Global Alpha Equities Fund
Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02210

Additional Sub-Advisors to the Wilmington Real Asset Fund
Parametric Portfolio Associates, LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104

WT-AR-MMgr-0424

Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

[This Page Intentionally Left Blank]

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PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the U.S. Government Money Market Fund and U.S. Treasury Money Market Fund (the “Funds”), covering the Funds’ annual fiscal year of May 1, 2023, through April 30, 2024. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal year.

The economy

From May 2023 through April 2024, the United States experienced steady economic growth driven by robust consumer spending, strong business investment, and supportive government policies. The labor market showed signs of normalization and unemployment reached historically low levels. However, there were challenges including inflationary pressure which remained sticky (specifically within housing and auto insurance) prompting policymakers to push back on rate cut expectations. In fact, the Federal Reserve (the “Fed”) raised interest rates twice during the period with the Fed Funds upper bound increasing 50 basis points1 to 5.5%. The beleaguered U.S. manufacturing sector finally showed signs of improvement, reaching an expansionary level (as measured by the ISM Manufacturing Index) for the first time in 16 months. The services sector, which accounts for two-thirds of the economy, remained in expansionary territory for the duration of the period, a testament to the U.S. economy’s resilience in navigating a higher interest rate environment and volatile geopolitical landscape.

Bond markets

Rates pushed higher during the fiscal year as uncertainty around inflation persisted and investors became more pessimistic about the degree to which the Fed would be able to ease policy. The benchmark 10-year Treasury yield rose 110 basis points while the two-year yield advanced around 90 basis points during the period. Volatility in the bond market subsided following the banking turmoil in March 2023 as the MOVE index, a common bond market volatility gauge, dropped closer to its five-year average. Corporate credit spreads also continued to compress, to the benefit of high yield issuers, as companies remained on strong financial footing overall. The yield curve remained inverted, most notably at two critical points: the 10y-minus-2y and the 10y-minus-3m portions of the curve. Overall, there was a wide degree of performance dispersion in the bond market, as the Bloomberg U.S. Aggregate Bond Index declined -1.5% while the Bloomberg U.S. Corporate High Yield Bond Index returned +9.0%.

For the 12-month period May 1, 2023 to April 30, 2024, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]
-2.80%	-1.47%	0.76%	2.08%	9.02%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

It was a strong year for U.S. large-cap equities as the S&P 500 Index advanced +22.7% while notching several new all-time high levels. The communication services and technology sectors powered the index higher as generative AI remained a major theme for investors and the “Magnificent 7” index8 advanced +60.4%.

Returns in international markets were less robust as the MSCI EAFE Index and MSCI Emerging Markets Index ended the year up +9.3% and +9.9%, respectively. In emerging markets, China weighed heavily on the index as deflationary pressures became increasingly embedded in both the consumer and producer sides of the economy. Concerns around the ailing property sector also led to an exodus of foreign capital out of the country.

Geopolitics also made several headlines during the year, with implications for the commodity market. Notably, in October, the terrorist group, Hamas, attacked Israel, sparking a major conflict in the Gaza Strip. Oil prices surged, with Brent crude reaching nearly $100 a barrel, following fears of a wider escalation across the Middle East and as Houthi rebels (a Yemeni extremist group) attacked ships in the Red Sea.

PRESIDENT’S MESSAGE / April 30, 2024 (unaudited)

ii

Metals, both industrial and precious, were another major storyline during the year as copper (+16.5%) and gold (+15.3%) delivered their best performances in recent history. Copper prices benefitted from the build out of data centers and the United States’ green energy transition. Lastly, cryptocurrencies were one of the best performing asset classes during the year as Bitcoin surged over +100% and notched a new all-time high (of roughly $73,500) after the SEC approved the first spot-Bitcoin ETFs (prices ended the year around $60,000).

For the 12-month period May 1, 2023 to April 30, 2024, certain stock market indices performed as follows:

S&P 500® Index[9]	Russell 2000® Index[10]	MSCI EAFE (Net) Index[11]	MSCI Emerging Markets (Net) Index[12]
22.66%	13.32%	9.28%	9.88%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Sincerely,

Eric W. Taylor, CFA

President

May 15, 2024

April 30, 2024 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the money market funds, and you should not expect that the investment advisor will provide financial support to the money market funds at any time.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The “Magnificent 7” index refers to the 7 most influential stocks in the S&P 500 index. These stocks, including NVIDIA, Meta Platforms, Tesla, Amazon, Alphabet, Microsoft, and Apple, have dominated the market, driving significant gains in the major indexes.

9.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

10.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 5% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $9.7 million to $11.4 billion.

11.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

12.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 24 Emerging Markets countries:, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2024 (unaudited)

1

WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

Over the past year, the Federal Reserve (the “Fed”) raised interest rates twice, in May and July of 2023 by 25 basis points at each meeting to a target of 5.25% to 5.5%. This is the highest rate since 2001. The Fed acknowledged the economy continued to expand at a moderate pace, job gains remained robust, and inflation remained elevated.

The U.S. economic growth surprised to the upside over the past year as year-over-year Gross Domestic Product (“GDP”), the broadest measure of economic growth, grew at 3% for the 12-month period ended March 31, 2024, up from 1.7% growth for the prior 12-month period ended March 31, 2023. Economic growth was driven by consumer spending. The consumer was aided by a strong labor market, while the unemployment rate remained at historically low levels. As of April 2024, the unemployment rate was 3.9% after hitting its lowest level since 1969 in May 2023 of 3.4%. Wages continue to grow at a pace that is faster than the pre-pandemic era. Average hourly earnings increased by 3.9% over the past year. The good news from an inflation point of view is that this rate is down from 5.8% a year ago.

Inflation continues to slow. The Consumer Price index (“CPI”) slowed over the past year from the prior year’s stronger pace that was fueled by the service side of the economy as consumers’ demand for travel and leisure remained strong. For the fiscal year ended April 30, 2024, the core CPI which excludes food and energy, increased by 3.6%, compared to 5.5% for fiscal year ended April 30, 2023. However, the progress has slowed over the past several months with the year-over-year rate of CPI just falling 0.3% from the start of the year. The Fed’s goal is to return inflation to a 2% level. At the start of 2024, the market was expecting the Fed to cut interest rates six times in 2024 on expectations of inflation continuing to slow and slower economic growth, while the Fed was less optimistic for rate cuts. The Fed’s forecast is for only 3 rate cuts in 2024. The market has adjusted their expectations for rate cuts to mirror the Fed’s forecast as economic growth has remained strong and inflation progress has slowed.

Over the course of the fiscal year, as the Fed tightened monetary policy, interest rates have continued to move higher. The 2-year Treasury yield rose from 4.01% to 5.04%. The 10-year Treasury yield increased from 3.42% to 4.69%. The 30-year Treasury yield also increased by 1.12% over the fiscal year resulting in -14.7% return over the year. For the fiscal year, the Bloomberg U.S. Aggregate Bond Index registered a -1.47% rate of return.

The yield curve remains inverted with short-term rates higher than longer-term rates. The yield curve has been inverted since July 2022. The inverted yield curve has been a precursor to an economic recession. However, while forecasts of a recession were commonplace last year, today there are few signs of an impending recession.

Uncertainties surrounding when and how much the Fed will be easing monetary policy and continued record treasury supply to finance government deficits may put upward pressure on interest rates especially at the longer end of the yield curve. The risks to the economy are expected to rise as the Federal Reserve remains committed to a 2% inflation target, while a 2% inflation target may prove more difficult to achieve.

The change in key interest rates over the last twelve months is presented below.

	04/30/23	10/31/23	04/30/24

Federal Fund Target	4.75% - 5.00%	5.25% - 5.50%	5.25% - 5.50%

90-Day SOFR Average	4.67%	5.34%	5.35%

2-Year Treasury Note	4.04%	5.07%	5.04%

10-Year Treasury Note	3.44%	4.88%	4.69%

The following is a comparison of the performance of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal year ended April 30, 2024:

Wilmington U.S. Government Money Market Fund – Administrative Class	4.85%

Wilmington U.S. Government Money Market Fund – Institutional Class	5.22%

Wilmington U.S. Government Money Market Fund – Select Class	5.11%

Wilmington U.S. Government Money Market Fund – Service Class	4.73%

Wilmington U.S. Government Money Market Fund – Preferred Institutional Class*	1.79%

iMoneyNet, Inc. Government & Agency Institutional Average	5.00%

Lipper Institutional U.S. Government Money Market Funds Average	5.09%

Wilmington U.S. Treasury Money Market Fund – Administrative Class	4.85%

Wilmington U.S. Treasury Money Market Fund – Institutional Class	5.22%

Wilmington U.S. Treasury Money Market Fund – Select Class	5.11%

Wilmington U.S. Treasury Money Market Fund – Service Class	4.73%

Wilmington U.S. Treasury Money Market Fund – Preferred Institutional Class*	1.79%

iMoneyNet, Inc. Treasury and Repo Institutional Average	4.99%

Lipper Institutional U.S. Treasury Money Market Funds Average	5.06%

*	Since Inception (December 29, 2023). Return is not annualized.

Source: iMoneyNet, Inc. and Lipper

April 30, 2024 (unaudited) / ANNUAL REPORT

2

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 1-800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Secured Overnight Financing Rate (SOFR) is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate (LIBOR).

ANNUAL REPORT / April 30, 2024 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 to April 30, 2024.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2024.

	Beginning	Ending	Expenses	Annualized

	Account Value	Account Value	Paid	Net
	11/01/23	4/30/24	During Period(1)	Expense Ratio

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,024.20	$ 3.02	0.60%

Institutional Class	$1,000.00	$1,025.90	$ 1.26	0.25%

Select Class	$1,000.00	$1,025.40	$ 1.76	0.35%

Service Class	$1,000.00	$1,023.70	$ 3.47	0.69%

Preferred Institutional Class	$1,000.00	$1,017.90	$0.55(2)	0.16%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,021.88	$ 3.02	0.60%

Institutional Class	$1,000.00	$1,023.62	$ 1.26	0.25%

Select Class	$1,000.00	$1,023.12	$ 1.76	0.35%

Service Class	$1,000.00	$1,021.43	$ 3.47	0.69%

Preferred Institutional Class	$1,000.00	$1,024.07	$ 0.81	0.16%

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,024.20	$ 3.02	0.60%

Institutional Class	$1,000.00	$1,025.90	$ 1.26	0.25%

Select Class	$1,000.00	$1,025.40	$ 1.76	0.35%

Service Class	$1,000.00	$1,023.70	$ 3.47	0.69%

Preferred Institutional Class	$1,000.00	$1,017.90	$0.55(2)	0.16%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,021.88	$ 3.02	0.60%

Institutional Class	$1,000.00	$1,023.62	$ 1.26	0.25%

Select Class	$1,000.00	$1,023.12	$ 1.76	0.35%

Service Class	$1,000.00	$1,021.43	$ 3.47	0.69%

Preferred Institutional Class	$1,000.00	$1,024.07	$ 0.81	0.16%

(1)

Unless otherwise noted, expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

(2)

Actual expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 124/366 (to reflect the period from December 29, 2023 (commencement of operations) to April 30, 2024).

April 30, 2024 (unaudited) / ANNUAL REPORT

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2024, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets
U.S. Treasury Obligations	63.6%

Repurchase Agreements	27.9%

U.S. Government Agency Obligations	9.8%

Money Market Funds	0.5%

Other Assets and Liabilities - Net(1)	(1.8)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2024

Description	Par Value	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 9.8%

FEDERAL FARM CREDIT BANK (FFCB) – 1.3%

(Prime - 3.13%), 5.37%, 05/24/24Δ	$50,000,000	$50,000,000

(SOFR + 0.13%), 5.45%, 11/01/24Δ	80,000,000	80,000,000

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$130,000,000

FEDERAL HOME LOAN BANK (FHLB) – 8.5%

5.00%, 02/10/25‡	25,000,000	24,057,917

(SOFR + 0.01%), 5.33%, 08/27/24Δ	50,000,000	50,000,000

(SOFR + 0.01%), 5.33%, 09/03/24Δ	100,000,000	100,000,000

(SOFR + 0.01%), 5.33%, 09/05/24Δ	50,000,000	50,000,000

(SOFR + 0.01%), 5.33%, 09/12/24Δ	75,000,000	75,000,000

(SOFR + 0.01%), 5.33%, 09/23/24Δ	50,000,000	50,000,000

(SOFR + 0.01%), 5.33%, 09/24/24Δ	25,000,000	25,000,000

(SOFR + 0.01%), 5.33%, 10/25/24Δ	75,000,000	75,000,000

(SOFR + 0.01%), 5.33%, 11/04/24Δ	100,000,000	100,000,000

5.00%, 02/24/25	25,000,000	25,000,000

5.15%, 03/17/25	25,000,000	25,000,000

5.50%, 05/13/25	25,000,000	25,000,000

(SOFR + 0.16%), 5.48%, 09/02/25Δ	25,000,000	25,000,000

(SOFR + 0.16%), 5.48%, 09/11/25Δ	25,000,000	25,000,000

(SOFR + 0.16%), 5.48%, 10/16/25Δ	100,000,000	100,000,000

(SOFR + 0.20%), 5.52%, 11/13/25Δ	25,000,000	25,000,000

(SOFR + 0.20%), 5.52%, 01/07/26Δ	25,000,000	25,000,000

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$824,057,917

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $954,057,917)		$954,057,917

U.S. TREASURY OBLIGATIONS – 63.6%

U.S. TREASURY BILLS – 55.4%

5.47%, 05/02/24‡	160,000,000	159,976,355

5.28%, 05/28/24‡	400,000,000	398,444,500

5.33%, 05/30/24‡	345,000,000	343,539,548

5.27%, 06/04/24‡	240,000,000	238,825,224

5.32%, 06/06/24‡	105,380,000	104,823,067

Description	Par Value	Value

5.27%, 06/11/24‡	$320,000,000	$318,112,177

5.32%, 06/13/24‡	600,000,000	596,237,500

5.30%, 06/20/24‡	485,000,000	481,492,465

5.31%, 06/25/24‡	560,000,000	555,538,278

5.30%, 07/16/24‡	400,000,000	395,600,446

5.31%, 07/23/24‡	175,000,000	172,895,892

5.33%, 07/25/24‡	36,200,000	35,750,844

5.30%, 07/30/24‡	255,000,000	251,681,812

5.17%, 08/01/24‡	305,000,000	301,016,258

5.29%, 08/06/24‡	246,000,000	242,553,267

5.24%, 08/22/24‡	315,000,000	309,957,376

5.33%, 08/27/24‡	340,000,000	334,160,311

5.24%, 09/12/24‡	160,000,000	156,962,667

TOTAL U.S. TREASURY BILLS		$5,397,567,987

U.S. TREASURY NOTES – 8.2%

(U.S. Treasury 3 Month Bill Money Market Yield + 0.04%), 5.36%, 07/31/24Δ	150,000,000	149,990,161

(U.S. Treasury 3 Month Bill Money Market Yield + 0.14%), 5.46%, 10/31/24Δ	129,950,000	129,987,780

(U.S. Treasury 3 Month Bill Money Market Yield + 0.20%), 5.52%, 01/31/25Δ	160,000,000	159,995,382

(U.S. Treasury 3 Month Bill Money Market Yield + 0.13%), 5.45%, 07/31/25Δ	200,000,000	199,905,632

(U.S. Treasury 3 Month Bill Money Market Yield + 0.17%), 5.49%, 10/31/25Δ	80,000,000	79,963,235

(U.S. Treasury 3 Month Bill Money Market Yield + 0.25%), 5.57%, 01/31/26Δ	80,000,000	80,057,677

TOTAL U.S. TREASURY NOTES		$799,899,867

TOTAL U.S. TREASURY OBLIGATIONS (COST $6,197,467,854)		$6,197,467,854

ANNUAL REPORT / April 30, 2024

5    PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (concluded)

Description	Number of Shares	Value

MONEY MARKET FUNDS – 0.5%

Blackrock Liquidity Funds T-Fund, Institutional Shares, 5.18%^	22,131,193	$22,131,193

Goldman Sachs Financial Square Government Fund, Institutional Shares, 5.21%^	30,000,000	30,000,000

TOTAL MONEY MARKET FUNDS (COST $52,131,193)		$52,131,193

	Par Value

REPURCHASE AGREEMENTS – 27.9%

Deutsche Bank Securities, Inc., 5.30%, dated 04/30/24, due 05/01/24, repurchase price $415,061,097, collateralized by U.S. Treasury Securities, 0.50% to 4.00%, maturing 04/30/27 to 02/15/34; total market value $423,300,077.	$415,000,000	415,000,000

Federal Reserve Bank of New York, 5.30%, dated 04/30/24, due 05/01/24, repurchase price $1,075,158,264, collateralized by U.S. Treasury Securities, 0.38% to 2.88%, maturing 08/15/24 to 05/15/32; total market value $1,075,158,318.	1,075,000,000	1,075,000,000

Description	Par Value	Value

FICC Bank of New York, 5.31%, dated 04/30/24, due 05/01/24, repurchase price $425,062,688, collateralized by U.S. Treasury Security, 3.63%, maturing 05/31/28; total market value $433,500,065.	$425,000,000	$425,000,000

FICC Mizuho Securities USA, 5.32%, dated 04/30/24, due 05/01/24, repurchase price $450,066,500, collateralized by U.S. Treasury Securities, 0.00% to 4.63%, maturing 07/09/24 to 08/15/42; total market value $459,000,040.	450,000,000	450,000,000

TD Securities, Inc., 5.31%, dated 04/30/24, due 05/01/24, repurchase price $350,051,625, collateralized by U.S. Treasury Securities, 0.38% to 5.00%, maturing 04/30/25 to 10/31/25; total market value $357,000,091.	350,000,000	350,000,000

TOTAL REPURCHASE AGREEMENTS (COST $2,715,000,000)		$2,715,000,000

TOTAL INVESTMENTS – 101.8% (COST $9,918,656,964)		$9,918,656,964

OTHER ASSETS LESS LIABILITIES – (1.8)%		(179,953,256)

TOTAL NET ASSETS – 100.0%		$9,738,703,708

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Agency Obligations	$—	$954,057,917	$—	$954,057,917

U.S. Treasury Obligations	—	6,197,467,854	—	6,197,467,854

Money Market Funds	52,131,193	—	—	52,131,193

Repurchase Agreements	—	2,715,000,000	—	2,715,000,000

Total	$52,131,193	$9,866,525,771	$—	$9,918,656,964

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

‡	The rate shown reflects the effective yield at purchase date.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

SOFR Secured Overnight Financing Rate

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

6

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2024, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

U.S. Treasury Obligations	79.6%

Repurchase Agreements	20.9%

Money Market Fund	1.3%

Other Assets and Liabilities - Net(1)	(1.8)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2024

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 79.6%

U.S. TREASURY BILLS – 67.8%

5.47%, 05/02/24‡	$39,580,000	$39,574,151

5.28%, 05/28/24‡	100,000,000	99,611,125

5.33%, 05/30/24‡	84,720,000	84,361,364

5.27%, 06/04/24‡	60,000,000	59,706,306

5.32%, 06/06/24‡	19,000,000	18,899,585

5.27%, 06/11/24‡	80,000,000	79,528,044

5.32%, 06/13/24‡	150,000,000	149,059,375

5.30%, 06/20/24‡	119,950,000	119,082,586

5.31%, 06/25/24‡	140,000,000	138,884,569

5.30%, 07/16/24‡	100,000,000	98,900,111

5.31%, 07/23/24‡	33,890,000	33,482,525

5.33%, 07/25/24‡	10,000,000	9,875,924

5.30%, 07/30/24‡	45,000,000	44,414,437

5.17%, 08/01/24‡	66,000,000	65,140,091

5.29%, 08/06/24‡	52,400,000	51,665,818

5.24%, 08/22/24‡	77,900,000	76,652,951

5.33%, 08/27/24‡	60,000,000	58,969,467

5.24%, 09/12/24‡	40,000,000	39,240,667

TOTAL U.S. TREASURY BILLS		$1,267,049,096

U.S. TREASURY NOTES – 11.8%

(U.S. Treasury 3 Month Bill Money Market Yield + 0.04%), 5.36%, 07/31/24Δ	50,000,000	49,996,720

(U.S. Treasury 3 Month Bill Money Market Yield + 0.14%), 5.46%, 10/31/24Δ	40,000,000	40,009,445

(U.S. Treasury 3 Month Bill Money Market Yield + 0.20%), 5.52%, 01/31/25Δ	40,000,000	39,998,846

(U.S. Treasury 3 Month Bill Money Market Yield + 0.13%), 5.45%, 07/31/25Δ	50,000,000	49,976,408

(U.S. Treasury 3 Month Bill Money Market Yield + 0.17%), 5.49%, 10/31/25Δ	20,000,000	19,990,809

Description	Par Value	Value

(U.S. Treasury 3 Month Bill Money Market Yield + 0.25%), 5.57%, 01/31/26Δ	$20,000,000	$20,014,419

TOTAL U.S. TREASURY NOTES		$219,986,647

TOTAL U.S. TREASURY OBLIGATIONS (COST $1,487,035,743)		$1,487,035,743

	Number of Shares

MONEY MARKET FUND – 1.3%

Blackrock Liquidity Funds T-Fund, Institutional Shares, 5.18%^	25,011,288	25,011,288

TOTAL MONEY MARKET FUND (COST $25,011,288)		$25,011,288

	Par Value

REPURCHASE AGREEMENTS – 20.9%

Deutsche Bank Securities, Inc., 5.30%, dated 04/30/24, due 05/01/24, repurchase price $90,013,250, collateralized by U.S. Treasury Securities, 2.75% to 4.88%, maturing 10/15/25 to 10/31/30; total market value $91,800,033.	$90,000,000	90,000,000

FICC Bank of New York, 5.31%, dated 04/30/24, due 05/01/24, repurchase price $75,011,063, collateralized by U.S. Treasury Security, 3.63%, maturing 05/31/28; total market value $76,500,080.	75,000,000	75,000,000

FICC Mizuho Securities USA, 5.32%, dated 04/30/24, due 05/01/24, repurchase price $150,022,167, collateralized by U.S. Treasury Securities, 0.00% to 4.88%, maturing 06/04/24 to 05/15/32; total market value $153,000,056.	150,000,000	150,000,000

ANNUAL REPORT / April 30, 2024

7    PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Treasury Money Market Fund (concluded)

Description	Par Value	Value

TD Securities, Inc., 5.31%, dated 04/30/24, due 05/01/24, repurchase price $75,011,063, collateralized by U.S. Treasury Securities, 1.50% to 4.38%, maturing 05/15/24 to 11/30/28; total market value $76,500,074.	$75,000,000	$75,000,000

TOTAL REPURCHASE AGREEMENTS (COST $390,000,000)		$390,000,000

TOTAL INVESTMENTS – 101.8% (COST $1,902,047,031)		$1,902,047,031
OTHER ASSETS LESS LIABILITIES – (1.8)%		(34,005,467)

TOTAL NET ASSETS – 100.0%		$1,868,041,564

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Obligations	$—	$1,487,035,743	$—	$1,487,035,743

Money Market Fund	25,011,288	—	—	25,011,288

Repurchase Agreements	—	390,000,000	—	390,000,000

Total	$25,011,288	$1,877,035,743	$—	$1,902,047,031

‡	The rate shown reflects the effective yield at purchase date.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

^	7-Day net yield.

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES     8

April 30, 2024	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
ASSETS:
Investments, at identified cost	$9,918,656,964	$1,902,047,031

Investments in securities, at value (including repurchase agreements of $2,715,000,000 and $390,000,000, respectively)	$9,918,656,964	$1,902,047,031
Cash	55	17
Income receivable	7,216,928	233,271
Receivable for shares sold	429,987	22,937
Prepaid assets	85,542	43,072

TOTAL ASSETS	9,926,389,476	1,902,346,328

LIABILITIES:
Payable for investments purchased	143,075,730	25,654,958
Income distribution payable	40,811,222	7,841,290
Payable for shares redeemed	51,478	—
Payable for Trustees’ fees	5,047	5,047
Payable for administration fees	234,414	45,919
Payable for distribution services fees	251,321	50,118
Payable for shareholder services fees	1,323,447	252,361
Payable for investment advisory fees	834,384	112,357
Other accrued expenses	1,098,725	342,714

TOTAL LIABILITIES	187,685,768	34,304,764

NET ASSETS	$9,738,703,708	$1,868,041,564

NET ASSETS CONSIST OF:
Paid-in capital	$9,738,866,178	$1,868,049,756
Distributable earnings (loss)	(162,470)	(8,192)

TOTAL NET ASSETS	$9,738,703,708	$1,868,041,564

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$819,608,860	$243,126,588

Shares outstanding (unlimited shares authorized)	819,875,505	243,163,348

Net Asset Value and Offering Price per share	$1.000	$1.000

Institutional Class
Net Assets	$2,691,292,515	$520,749,486

Shares outstanding (unlimited shares authorized)	2,691,413,086	520,753,136

Net Asset Value and Offering Price per share	$1.000	$1.000

Select Class
Net Assets	$5,515,810,917	$1,086,463,818

Shares outstanding (unlimited shares authorized)	5,516,356,570	1,086,486,456

Net Asset Value and Offering Price per share	$1.000	$1.000

Service Class
Net Assets	$436,533,592	$247,014

Shares outstanding (unlimited shares authorized)	436,506,666	246,988

Net Asset Value and Offering Price per share	$1.000	$1.000

Preferred Institutional Class
Net Assets	$275,457,824	$17,454,658

Shares outstanding (unlimited shares authorized)	275,446,745	17,454,710

Net Asset Value and Offering Price per share	$1.000	$1.000

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

9   STATEMENTS OF OPERATIONS

Year Ended April 30, 2024	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
INVESTMENT INCOME:
Dividends	$5,075,025	$2,261,686
Interest	528,578,009	109,490,649

TOTAL INVESTMENT INCOME	533,653,034	111,752,335

EXPENSES:
Investment advisory fees	24,937,776	5,230,396
Administration fees	2,854,286	598,611
Portfolio accounting and administration fees	1,764,040	381,867
Custodian fees	216,505	60,890
Transfer and dividend disbursing agent fees and expenses	154,239	29,562
Trustees’ fees	62,234	62,234
Professional fees	201,222	144,583
Distribution services fee—Administrative Class	2,103,727	726,399
Distribution services fee—Service Class	1,337,853	483
Shareholder services fee—Administrative Class	2,103,727	726,399
Shareholder services fee—Institutional Class	884,480	231,449
Shareholder services fee—Select Class	15,096,333	2,949,738
Shareholder services fee—Service Class	1,337,853	483
Share registration costs	70,192	66,046
Printing and postage	79,525	29,672
Miscellaneous	376,551	107,548

TOTAL EXPENSES	53,580,543	11,346,360

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(8,852,859)	(2,115,365)
Waiver of shareholder services fee—Administrative Class	(997,072)	(363,520)
Waiver of shareholder services fee—Institutional Class	(88,448)	(23,145)
Waiver of shareholder services fee—Select Class	(7,210,111)	(1,419,433)

TOTAL WAIVERS AND REIMBURSEMENTS	(17,148,490)	(3,921,463)

Net expenses	36,432,053	7,424,897

Net investment income	497,220,981	104,327,438

REALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(3,374)	(1)

Net realized gain (loss)	(3,374)	(1)

Change in net assets resulting from operations	$497,217,607	$104,327,437

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS    10

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS:
Net investment income	$497,220,981	$237,470,507	$104,327,438	$50,061,916
Net realized gain (loss)	(3,374)	(143,767)	(1)	4,134

Change in net assets resulting from operations	497,217,607	237,326,740	104,327,437	50,066,050

DISTRIBUTIONS TO SHAREHOLDERS:
Administrative Class	(40,012,011)	(23,684,619)	(13,792,810)	(7,575,585)
Institutional Class	(129,657,330)	(67,361,005)	(31,517,876)	(13,181,142)
Select Class	(301,841,380)	(133,401,248)	(58,880,507)	(29,245,861)
Service Class	(24,733,045)	(13,029,293)	(8,916)	(5,385)
Preferred Institutional Class*	(967,899)	—	(190,561)	—

Total distributions to shareholders	(497,211,665)	(237,476,165)	(104,390,670)	(50,007,973)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	5,367,402,078	4,327,979,078	1,118,921,512	1,037,004,831
Institutional Class	5,454,324,251	4,860,190,455	2,117,234,228	1,529,792,034
Select Class	12,009,125,854	11,030,810,421	2,159,483,112	3,092,875,204
Service Class	1,832,598,086	1,807,227,793	72,192	22,000
Preferred Institutional Class*	483,701,302	—	40,240,631	—
Distributions reinvested
Administrative Class	4,856	2,486	18,746	11,321
Institutional Class	654,629	393,739	—	27
Select Class	2,629,165	1,275,369	1,869,739	1,113,247
Service Class	516,218	396,269	8,916	5,095
Preferred Institutional Class*	1,787	—	1,787	—
Cost of shares redeemed
Administrative Class	(5,321,131,950)	(4,718,367,228)	(1,114,178,013)	(1,134,788,568)
Institutional Class	(5,233,343,840)	(4,147,644,156)	(2,108,291,905)	(1,360,810,004)
Select Class	(12,558,672,087)	(8,966,460,438)	(2,197,529,154)	(2,587,200,392)
Service Class	(2,042,554,035)	(1,662,638,272)	—	(151,512)
Preferred Institutional Class*	(208,256,344)	—	(22,787,708)	—

Change in net assets resulting from share transactions	(213,000,030)	2,533,165,516	(4,935,917)	577,873,283

Change in net assets	(212,994,088)	2,533,016,091	(4,999,150)	577,931,360
NET ASSETS:
Beginning of year	9,951,697,796	7,418,681,705	1,873,040,714	1,295,109,354

End of year	$9,738,703,708	$9,951,697,796	$1,868,041,564	$1,873,040,714

SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	5,367,402,078	4,327,979,078	1,118,921,512	1,037,004,831
Institutional Class	5,454,324,251	4,860,190,455	2,117,234,228	1,529,792,034
Select Class	12,009,125,854	11,030,810,421	2,159,483,112	3,092,875,204
Service Class	1,832,598,086	1,807,227,793	72,192	22,000
Preferred Institutional Class*	483,701,302	—	40,240,631	—
Distributions reinvested
Administrative Class	4,856	2,486	18,746	11,321
Institutional Class	654,629	393,739	—	27
Select Class	2,629,165	1,275,369	1,869,739	1,113,247
Service Class	516,218	396,269	8,916	5,095
Preferred Institutional Class*	1,787	—	1,787	—
Shares redeemed
Administrative Class	(5,321,131,950)	(4,718,367,228)	(1,114,178,013)	(1,134,788,568)
Institutional Class	(5,233,343,840)	(4,147,644,156)	(2,108,291,905)	(1,360,810,004)
Select Class	(12,558,672,087)	(8,966,460,438)	(2,197,529,154)	(2,587,200,392)
Service Class	(2,042,554,035)	(1,662,638,272)	—	(151,512)
Preferred Institutional Class*	(208,256,344)	—	(22,787,708)	—

Net change resulting from share transactions	(213,000,030)	2,533,165,516	(4,935,917)	577,873,283

*	The Preferred Institutional Class for each Fund commenced operations on December 29, 2023.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

11	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020
ADMINISTRATIVE CLASS
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$1.000		$1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.047	0.026	0.000	(a)	0.000	(a)	0.013
Net Realized Gain (Loss)	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000 (a)
Total Income (Loss) From Operations	0.047	0.026	0.000		0.000		0.013
Less Distributions From:
Net Investment Income	(0.047)	(0.026)	(0.000	)(a)	(0.000	)(a)	(0.013)
Net Asset Value, End of Year	$ 1.000	$ 1.000	$1.000		$1.000		$ 1.000

Total Return	4.85%	2.59%	0.02%		0.01%		1.21%
Net Assets, End of Year (000’s)	$819,609	$773,332	$1,163,736		$1,728,081		$1,509,322
Ratios to Average Net Assets
Gross Expense(b)	0.81%	0.81%	0.81%		0.81%		0.81%
Net Expense(b),(c)	0.60%	0.54%	0.08%		0.15%		0.61%
Net Investment Income	4.77%	2.42%	0.02%		0.01%		1.18%
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020
INSTITUTIONAL CLASS
Net Asset Value, Beginning of Year	$ 1.000	$1.000	$1.000		$1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.051	0.029	0.000	(a)	0.000	(a)	0.016
Net Realized Gain (Loss)	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000 (a)
Total Income (Loss) From Operations	0.051	0.029	0.000		0.000		0.016
Less Distributions From:
Net Investment Income	(0.051)	(0.029)	(0.000	)(a)	(0.000	)(a)	(0.016)
Net Asset Value, End of Year	$ 1.000	$1.000	$1.000		$1.000		$ 1.000

Total Return	5.22%	2.90%	0.02%		0.02%		1.56%
Net Assets, End of Year (000’s)	$2,691,292	$2,469,665	$1,756,769		$1,735,456		$1,745,742
Ratios to Average Net Assets
Gross Expense(b)	0.34%	0.31%	0.31%		0.31%		0.31%
Net Expense(b),(c)	0.25%	0.25%	0.08%		0.14%		0.27%
Net Investment Income	5.10%	2.96%	0.02%		0.01%		1.39%
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020
SELECT CLASS
Net Asset Value, Beginning of Year	$ 1.000	$1.000	$1.000		$1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.050	0.028	0.000	(a)	0.000	(a)	0.015
Net Realized Gain (Loss)	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000 (a)
Total Income (Loss) From Operations	0.050	0.028	0.000		0.000		0.015
Less Distributions From:
Net Investment Income	(0.050)	(0.028)	(0.000	)(a)	(0.000	)(a)	(0.015)
Net Asset Value, End of Year	$ 1.000	$1.000	$1.000		$1.000		$ 1.000

Total Return	5.11%	2.81%	0.02%		0.02%		1.46%
Net Assets, End of Year (000’s)	$5,515,811	$6,062,727	$3,997,179		$4,168,651		$4,912,640
Ratios to Average Net Assets
Gross Expense(b)	0.56%	0.56%	0.56%		0.56%		0.56%
Net Expense(b),(c)	0.35%	0.34%	0.08%		0.15%		0.37%
Net Investment Income	5.00%	2.91%	0.02%		0.01%		1.42%

April 30, 2024 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)    12

	Year Ended April 30, 2024		Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020
SERVICE CLASS
Net Asset Value, Beginning of Year	$ 1.000		$1.000	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.046		0.024	0.000	(a)	0.000	(a)	0.011
Net Realized Gain (Loss)	0.000	(a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000 (a)
Total Income (Loss) From Operations	0.046		0.024	0.000		0.000		0.011
Less Distributions From:
Net Investment Income	(0.046)		(0.024)	(0.000	)(a)	(0.000	)(a)	(0.011)
Net Asset Value, End of Year	$ 1.000		$1.000	$1.000		$1.000		$1.000

Total Return	4.73%		2.43%	0.01%		0.01%		1.08%
Net Assets, End of Year (000’s)	$436,534		$645,974	$500,998		$1,190,711		$1,168,185
Ratios to Average Net Assets
Gross Expense(b)	0.81%		0.81%	0.81%		0.81%		0.81%
Net Expense(b),(c)	0.72%		0.72%	0.08%		0.15%		0.74%
Net Investment Income	4.62%		2.49%	0.01%		0.01%		1.07%
	For the Period December 29, 2023* through April 30, 2024
PREFERRED INSTITUTIONAL CLASS
Net Asset Value, Beginning of Year	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.018
Net Realized Gain (Loss)	0.000	(a)
Total Income (Loss) From Operations	0.018
Less Distributions From:
Net Investment Income	(0.018)
Net Asset Value, End of Year	$ 1.000

Total Return	1.79	%(d)
Net Assets, End of Year (000’s)	$275,458
Ratios to Average Net Assets
Gross Expense(b)	0.31	%(e)
Net Expense(b),(c)	0.16	%(e)
Net Investment Income	5.29	%(e)

(a)	Represents less than $0.001.

(b)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

(d)	Total returns for periods of less than one year are not annualized.

(e)	Annualized for periods less than one year.

*	Commencement of operations.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

13	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020
ADMINISTRATIVE CLASS
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.047	0.026	0.000	(a)	0.000	(a)	0.013
Net Realized Gain (Loss)	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.047	0.026	0.000		0.000		0.013
Less Distributions From:
Net Investment Income	(0.047)	(0.026)	(0.000	)(a)	(0.000	)(a)	(0.013)
Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000

Total Return	4.85%	2.59%	0.02%		0.01%		1.20%
Net Assets, End of Year (000’s)	$243,127	$238,372	$336,133		$361,438		$360,463
Ratios to Average Net Assets
Gross Expense(b)	0.82%	0.83%	0.82%		0.82%		0.83%
Net Expense(b),(c)	0.60%	0.54%	0.07%		0.14%		0.59%
Net Investment Income	4.74%	2.40%	0.02%		0.01%		1.15%
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		For the Period October 16, 2019* through April 30, 2020
INSTITUTIONAL CLASS
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.051	0.029	0.000	(a)	0.000	(a)	0.007
Net Realized Gain (Loss)	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.051	0.029	0.000		0.000		0.007
Less Distributions From:
Net Investment Income	(0.051)	(0.029)	(0.000	)(a)	(0.000	)(a)	(0.007)
Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000

Total Return	5.22%	2.90%	0.02%		0.02%		0.61	%(d)
Net Assets, End of Year (000’s)	$520,749	$511,825	$342,827		$201,157		$50,788
Ratios to Average Net Assets
Gross Expense(b)	0.36%	0.33%	0.32%		0.32%		0.32	%(e)
Net Expense(b),(c)	0.25%	0.25%	0.09%		0.12%		0.25	%(e)
Net Investment Income	5.10%	3.04%	0.02%		0.01%		1.18	%(e)
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020
SELECT CLASS
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.050	0.028	0.000	(a)	0.000	(a)	0.015
Net Realized Gain (Loss)	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.050	0.028	0.000		0.000		0.015
Less Distributions From:
Net Investment Income	(0.050)	(0.028)	(0.000	)(a)	(0.000	)(a)	(0.015)
Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000		$ 1.000		$ 1.000

Total Return	5.11%	2.81%	0.02%		0.02%		1.44%
Net Assets, End of Year (000’s)	$1,086,464	$1,122,678	$615,858		$816,980		$992,205
Ratios to Average Net Assets
Gross Expense(b)	0.57%	0.58%	0.57%		0.57%		0.58%
Net Expense(b),(c)	0.35%	0.34%	0.08%		0.15%		0.35%
Net Investment Income	4.99%	2.95%	0.02%		0.02%		1.45%

April 30, 2024 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)   14

	Year Ended April 30, 2024		Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020
SERVICE CLASS

Net Asset Value, Beginning of Year	$1.000		$1.000	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.046		0.024	0.000	(a)	0.000	(a)	0.011
Net Realized Gain (Loss)	0.000	(a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000 (a)
Total Income (Loss) From Operations	0.046		0.024	0.000		0.000		0.011
Less Distributions From:
Net Investment Income	(0.046)		(0.024)	(0.000	)(a)	(0.000	)(a)	(0.011)
Net Asset Value, End of Year	$1.000		$1.000	$1.000		$1.000		$1.000

Total Return	4.73%		2.43%	0.01%		0.01%		1.07%
Net Assets, End of Year (000’s)	$247		$166	$290		$111		$188
Ratios to Average Net Assets
Gross Expense(b)	0.82%		0.83%	0.82%		0.83%		0.84%
Net Expense(b),(c)	0.72%		0.71%	0.09%		0.17%		0.70%
Net Investment Income	4.63%		2.16%	0.01%		0.01%		0.97%
	For the Period December 29, 2023* through April 30, 2024
PREFERRED INSTITUTIONAL CLASS

Net Asset Value, Beginning of Year	$1.000

Income (Loss) From Operations:
Net Investment Income	0.018
Net Realized Gain (Loss)	0.000	(a)
Total Income (Loss) From Operations	0.018
Less Distributions From:
Net Investment Income	(0.018)
Net Asset Value, End of Year	$1.000

Total Return	1.79	%(d)
Net Assets, End of Year (000’s)	$17,455
Ratios to Average Net Assets
Gross Expense(b)	0.33	%(e)
Net Expense(b),(c)	0.16	%(e)
Net Investment Income	5.22	%(e)

(a)	Represents less than $0.001.

(b)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

(d)	Total returns for periods of less than one year are not annualized.

(e)	Annualized for periods less than one year.

*	Commencement of operations.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

15	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2024

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

(d) Diversified

The Funds offers Service Class, Select Class, Administrative Class, Institutional Class and Preferred Institutional Class shares. The Preferred Institutional Class for each Fund commenced operations on December 29, 2023. All shares of the Trust have equal rights with respect to voting, except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares of the class outstanding at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the ‘‘Fed’’) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities, when it represents the best estimate of fair value in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, investments in open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)     16

the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2024, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

U.S. Government Money Market Fund
Deutsche Bank Securities, Inc.	$415,000,000	$415,000,000	$—	$—
Federal Reserve Bank of New York	1,075,000,000	1,075,000,000	—	—
FICC Bank of New York	425,000,000	425,000,000	—	—
FICC Mizuho Securities USA	450,000,000	450,000,000	—	—
TD Securities, Inc.	350,000,000	350,000,000	—	—

	$2,715,000,000	$2,715,000,000	$—	$—

U.S. Treasury Money Market Fund
Deutsche Bank Securities, Inc.	$90,000,000	$90,000,000	$—	$—
FICC Bank of New York	75,000,000	75,000,000	—	—
FICC Mizuho Securities USA	150,000,000	150,000,000	—	—
TD Securities, Inc.	75,000,000	75,000,000	—	—

	$390,000,000	$390,000,000	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2024.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to dividend redesignation. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2024, there were no such reclassifications.

ANNUAL REPORT / April 30, 2024

17	NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

	2024		2023
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains

U.S. Government Money Market Fund	$497,211,665	$—	$237,476,165	$—
U.S. Treasury Money Market Fund	104,390,670	—	50,007,973	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Cost of investments for federal income tax purposes is the same as for financial statement purposes.

As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings

U.S. Government Money Market Fund	$40,795,893	$—	$(40,811,222)	$—	$(147,141)	$—	$(162,470)
U.S. Treasury Money Market Fund	7,833,099	—	(7,841,290)	—	(1)	—	(8,192)

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of April 30, 2024, character of capital loss carryforwards were as follows:

Fund	Short-Term No Expiration	Total Capital Loss Carryforwards

U.S. Government Money Market Fund	$(147,141)	$(147,141)

U.S. Treasury Money Market Fund	(1)	(1)

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

U.S. Government Money Market Fund	0.25%
U.S. Treasury Money Market Fund	0.25%

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2024, so that total annual fund operating expenses paid by the Funds (not including the effects of acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

	Current Contractual Expense Limitations
Fund	Administrative Class	Institutional Class	Select Class	Service Class*	Preferred Institutional Class

U.S. Government Money Market Fund	0.60%	0.25%	0.35%	0.66%	0.16%
U.S. Treasury Money Market Fund	0.60%	0.25%	0.35%	0.66%	0.16%

*	Prior to December 29, 2023, the expense limitation for each Fund’s Service Class was 0.75%.

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)   18

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

	Maximum	Average Aggregate Daily Net
Administrator	Fee	Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2024, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class shares for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2024, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees, net of waivers, paid by the Funds as follows:

Distribution

Fund	Fees

U.S. Government Money Market Fund	$3,424,339
U.S. Treasury Money Market Fund	727,430

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class shares and, effective December 29, 2023, up to 0.10% of the average daily net assets of each Fund’s Institutional Class to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive shareholder servicing fees for each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2024, M&T received shareholder service fees, net of waivers, paid by the Funds as follows:

Shareholder
Services
Fund	Fees

U.S. Government Money Market Fund	$11,038,944
U.S. Treasury Money Market Fund	2,052,047

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

ANNUAL REPORT / April 30, 2024

19	NOTES TO FINANCIAL STATEMENTS (concluded)

5.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

6.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

7.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed and became effective March 28, 2024. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. Commitment fees allocated to the Funds are included in Miscellaneous expenses on the statement of operations. The LOC expires on March 26, 2025.

The Funds did not utilize the LOC during the year ended April 30, 2024.

8.	NEW REGULATORY PRONOUNCEMENT

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds. The rule and form amendments will require mutual funds to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The compliance date for the amendments is for shareholder reports filed on or after July 24, 2024.

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date, except as follows:

Effective May 1, 2024, each Fund’s advisory fee was reduced to 0.15%. Additionally, effective May 1, 2024, the contractual expense limitation was extended to May 31, 2025 for each Fund and reduced to 0.32% for each Fund’s Select Class.

April 30, 2024 / ANNUAL REPORT

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund (two of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2024

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

ANNUAL REPORT / April 30, 2024

21

SHAREHOLDER PROXY RESULTS

A special meeting of the shareholders (the “Meeting”) of the Funds of the Wilmington Funds (the “Trust”) was held at 2:00 p.m. Eastern Time on February 15, 2024, at the principal executive offices of Wilmington Funds Management Corporation, the investment advisor to the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The purpose of the Meeting was to vote on the following proposal:

1.	To elect Gregory P. Chandler, Donald E. Foley, and Valerie J. Sill as Independent Trustees of the Trust; and Eric W. Taylor as an Interested Trustee of the Trust (together, the “Trustees”).

All shareholders of record at the close of business on December 13, 2023 were entitled to attend or submit proxies. As of the record date the Trust had 12,602,869,323 shares outstanding and 4,393,711,349 shares were voted by shareholders in person or represented by proxy entitled to vote at the Meeting. A quorum for the Meeting was met with approximately 34.9% of the shares voted at the Meeting.

At the Meeting, shareholders of the Trust approved the election of the following Trustees. The results of the voting for the proposal were as follows:

Independent Trustees	Votes For	Votes Withheld	% of Votes For

Gregory P. Chandler	4,334,311,607	59,399,742	98.65%
Donald E. Foley	4,331,740,982	61,970,367	98.59%
Valerie J. Sill	4,336,822,269	56,889,080	98.71%

Interested Trustees	Votes For	Votes Withheld	% of Votes For

Eric W. Taylor	4,392,738,859	972,490	99.98%

April 30, 2024 (unaudited) / ANNUAL REPORT

22

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Eric W. Taylor* Birth year: 1981 TRUSTEE Began serving: October 2022 PRESIDENT Began serving: August 2022

Principal Occupations: Executive Vice President, Head of Investment Implementation and Investment Advisor Services, Manufactures and Traders Trust Co. (August 2018—present).

Previous Positions: Director of Investment Planning and Portfolio Implementation (2017-2018); Regional Investment Advisory Lead and Regional Investment Implementation Officer (2013-2017); Senior Investment Advisory (2009-2013), Manufactures and Traders Trust Co.

Other Directorships Held: None

*   Eric W. Taylor is “interested” due to his current affiliation with Wilmington Trust, N.A., a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 CHAIRMAN Began serving: January 2023 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (111 Funds) (2014 to present); Trustee, 1290 Funds (15 portfolios) (2017 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (2012 to 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

ANNUAL REPORT / April 30, 2024 (unaudited)

23	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Herspiegel Consulting LLC (pharmaceutical consulting) (2020 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019).

Previous Positions: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (March 2020 to November 2020); Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020	Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to 2021); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

H. Thomas McMeekin Birth year: 1953 TRUSTEE Began serving: April 2024	Principal Occupations: Managing Partner and Founder, Griffin Investments, LLC (asset management) (2000 to present); CEO of Blue Key Services, LLC, (2015 to present).
Other Directorships Held: Trustee, EQ Advisors Trust (III Funds), 1290 Funds (15 portfolios) (registered investment companies) (2014 to present).
Previous Positions: Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation; and Senior Managing Director of AIG Asset Management (2009 to 2012).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Senior Vice President, Wilmington Funds Management Corporation (2005 to present); Senior Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021	Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Senior Vice President, M&T Bank.
Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

April 30, 2024 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS   24

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016	Principal Occupations: President of Wilmington Funds Management Corporation; Senior Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Senior Vice President and Assistant Secretary, Wilmington Funds; Wilmington Funds Management Corporation (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Senior Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022	Principal Occupation: Managing Director, Fund Officers, ACA Group, previously Foreside Financial Group (2008 to present).
Previous Positions: Vice President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020	Principal Occupation: Senior Principal Consultant and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).
Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present).
Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

ANNUAL REPORT / April 30, 2024 (unaudited)

25

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 21, 2024, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2023. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third-party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third-party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended April 30, 2024. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

April 30, 2024 (unaudited) / ANNUAL REPORT

26

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Funds’ Form N-MFPs are available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

ANNUAL REPORT / April 30, 2024 (unaudited)

27

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

March 21, 2024

The Wilmington Funds, their distributor, and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; ensure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

●

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

●

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

●	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Practices

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

●

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

●

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

●

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this Notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

April 30, 2024 (unaudited) / ANNUAL REPORT

28

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

●	Information or data entered into a website will be retained only as long as needed to fulfill the business purpose(s).

●

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

●

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

●	You can find additional information in the Wilmington Trust Digital Privacy Notice.

E-mail

If you have opted to receive information from the Funds by e-mail, it is our policy to include instructions in all e-mail messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836- 2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Notice

The effective date of this Notice is March 21, 2024. We reserve the right to modify this Notice at any time. When it is revised, reviewed or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this Notice.

ANNUAL REPORT / April 30, 2024 (unaudited)

Investment Advisor Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890 Sub-Advisor Wilmington Trust Investment Advisors, Inc. 1100 North Market Street 9th Floor Wilmington, DE 19890 Co-Administrator Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890 Custodian The Bank of New York Mellon 240 Greenwich Street New York, NY 10286 Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street, Suite 1800 Philadelphia, PA 19103 WT-AR-MM-0424 Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

FUNDS April 30, 2024 PRESIDENT’S MESSAGE AND Annual Report WILMINGTON FUNDS Fixed Income Funds Wilmington Broad Market Bond Fund Wilmington Municipal Bond Fund Wilmington New York Municipal Bond Fund

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

[This Page Intentionally Left Blank]

i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the Broad Market Bond Fund, Municipal Bond Fund and New York Municipal Bond Fund (the “Funds”), covering the Funds’ annual fiscal year of May 1, 2023, through April 30, 2024. Inside you will find a comprehensive review of the Funds’ holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Funds’ investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Funds’ annual fiscal year.

The economy

From May 2023 through April 2024, the United States experienced steady economic growth driven by robust consumer spending, strong business investment, and supportive government policies. The labor market showed signs of normalization and unemployment reached historically low levels. However, there were challenges including inflationary pressure which remained sticky (specifically within housing and auto insurance) prompting policymakers to push back on rate cut expectations. In fact, the Federal Reserve (the “Fed”) raised interest rates twice during the period with the Fed Funds upper bound increasing 50 basis points1 to 5.5%. The beleaguered U.S. manufacturing sector finally showed signs of improvement, reaching an expansionary level (as measured by the ISM Manufacturing Index) for the first time in 16 months. The services sector, which accounts for two-thirds of the economy, remained in expansionary territory for the duration of the period, a testament to the U.S. economy’s resilience in navigating a higher interest rate environment and volatile geopolitical landscape.

Bond markets

Rates pushed higher during the fiscal year as uncertainty around inflation persisted and investors became more pessimistic about the degree to which the Fed would be able to ease policy. The benchmark 10-year Treasury yield rose 110 basis points while the two-year yield advanced around 90 basis points during the period. Volatility in the bond market subsided following the banking turmoil in March 2023 as the MOVE index, a common bond market volatility gauge, dropped closer to its five-year average. Corporate credit spreads also continued to compress, to the benefit of high yield issuers, as companies remained on strong financial footing overall. The yield curve remained inverted, most notably at two critical points: the 10y-minus-2y and the 10y-minus-3m portions of the curve. Overall, there was a wide degree of performance dispersion in the bond market, as the Bloomberg U.S. Aggregate Bond Index declined -1.5% while the Bloomberg U.S. Corporate High Yield Bond Index returned +9.0%.

For the 12-month period May 1, 2023 to April 30, 2024, certain Bloomberg indices performed as follows:2

Bloomberg U.S. Treasury Bond Index[3]	Bloomberg U.S. Aggregate Bond Index[4]	Bloomberg U.S. Credit Bond Index[5]	Bloomberg Municipal Bond Index[6]	Bloomberg U.S. Corporate High Yield Bond Index[7]

-2.80%	-1.47%	0.76%	2.08%	9.02%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

It was a strong year for U.S. large-cap equities as the S&P 500 Index advanced +22.7% while notching several new all-time high levels. The communication services and technology sectors powered the index higher as generative AI remained a major theme for investors and the “Magnificent 7” index8 advanced +60.4%.

Returns in international markets were less robust as the MSCI EAFE Index and MSCI Emerging Markets Index ended the year up +9.3% and +9.9%, respectively. In emerging markets, China weighed heavily on the index as deflationary pressures became increasingly embedded in both the consumer and producer sides of the economy. Concerns around the ailing property sector also led to an exodus of foreign capital out of the country.

Geopolitics also made several headlines during the year, with implications for the commodity market. Notably, in October, the terrorist group, Hamas, attacked Israel, sparking a major conflict in the Gaza Strip. Oil prices surged, with Brent crude reaching nearly $100 a barrel, following fears of a wider escalation across the Middle East and as Houthi rebels (a Yemeni extremist group) attacked ships in the Red Sea.

PRESIDENT’S MESSAGE / April 30, 2024 (unaudited)

ii

Metals, both industrial and precious, were another major storyline during the year as copper (+16.5%) and gold (+15.3%) delivered their best performances in recent history. Copper prices benefitted from the build out of data centers and the United States’ green energy transition. Lastly, cryptocurrencies were one of the best performing asset classes during the year as Bitcoin surged over +100% and notched a new all-time high (of roughly $73,500) after the SEC approved the first spot-Bitcoin ETFs (prices ended the year around $60,000).

For the 12-month period May 1, 2023 to April 30, 2024, certain stock market indices performed as follows:

S&P 500® Index[9]	Russell 2000® Index[10]	MSCI EAFE (Net) Index[11]	MSCI Emerging Markets (Net) Index[12]

22.66%	13.32%	9.28%	9.88%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

Sincerely,

Eric W. Taylor, CFA

President

May 15, 2024

April 30, 2024 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The “Magnificent 7” index refers to the 7 most influential stocks in the S&P 500 index. These stocks, including NVIDIA, Meta Platforms, Tesla, Amazon, Alphabet, Microsoft, and Apple, have dominated the market, driving significant gains in the major indexes.

9.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

10.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 5% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of $9.7 million to $11.4 billion.

11.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

12.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 24 Emerging Markets countries:, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2024 (unaudited)

1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2024, Wilmington Broad Market Bond Fund (the “Fund”) had a total return of -1.46%* for Class A shares and -1.09%* for Class I shares, versus its benchmark, the Bloomberg U.S. Aggregate Bond Index**, which had a total return of -1.47%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of -1.77%.

Over the past year the Federal Reserve (the “Fed”) raised interest rates twice, in May and July of 2023 by 25 basis points at each meeting to a target of 5.25% to 5.5%. This is the highest rate since 2001. The Fed acknowledged the economy continued to expand at a moderate pace, job gains remained robust, and inflation remained elevated.

The U.S. economic growth surprised to the upside over the past year as year-over-year Gross Domestic Product (“GDP”), the broadest measure of economic growth, grew at 3% for the 12-month period ended March 31, 2024, up from 1.7% growth for the prior 12-month period ended March 31, 2023. Economic growth was driven by consumer spending. The consumer was aided by a strong labor market, while the unemployment rate remained at historically low levels. As of April 2024, the unemployment rate was 3.9% after hitting its lowest level since 1969 in May 2023 of 3.4%. Wages continue to grow at a pace that is faster than the pre-pandemic era. Average hourly earnings increased by 3.9% over the past year. The good news from an inflation point of view is that this rate is down from 5.8% a year ago.

Inflation continues to slow. The Consumer Price index (“CPI”) slowed over the past year from the prior year’s stronger pace that was fueled by the service side of the economy as consumers’ demand for travel and leisure remained strong. For the fiscal year ended April 30, 2024, the core CPI which excludes food and energy, increased by 3.6%, compared to 5.5% for fiscal year ended April 30, 2023. However, the progress has slowed over the past several months with the year-over-year rate of CPI just falling 0.3% from the start of the year. The Fed’s goal is to return inflation to a 2% level. At the start of 2024, the market was expecting the Fed to cut interest rates by six times in 2024 on expectations of inflation continuing to slow and slower economic growth, while the Fed was less optimistic for rate cuts. The Fed’s forecast is for only 3 rate cuts in 2024. The market has adjusted their expectations for rate cuts to mirror the Fed’s forecast as economic growth has remained strong and inflation progress has slowed.

Over the course of the fiscal year, as the Fed tightened monetary policy, interest rates have continued to move higher. The 2-year Treasury yield rose from 4.04% to 5.04%. The 10-year Treasury yield increased from 3.44% to 4.69%. The 30-year Treasury yield also increased by 1.12% over the fiscal year resulting in -14.7% return over the year. For the fiscal year, the Bloomberg U.S. Aggregate Bond Index registered a -1.47% rate of return.

The yield curve remains inverted with short-term rates higher than longer-term rates. The yield curve has been inverted since July 2022. The inverted yield curve has been a precursor to an economic recession. However, while forecasts of a recession were commonplace last year, today there are few signs of an impending recession.

The Fund has maintained a shorter overall duration versus the Bloomberg U.S. Aggregate Bond Index which contributed positively to our relative performance as interest rates rose during the fiscal year. We have been less optimistic on the Fed cutting rates by as much as the market was anticipating. The Fund was also overweight the credit sector, which generated an excess return over the fiscal year of 4.95%. Our credit analysis revealed that corporate profit growth has remained solid. We viewed net corporate supply versus the demand for corporates as also favoring the sector. Relative to its index, the Fund was overweight longer maturing corporate bonds which outperformed shorter maturing corporates. Our overweight and positioning in the credit sector contributed positively to our relative performance. The Fund continued to be underweighted the mortgage-backed sector. Our expectations for a continued inverted yield curve, higher levels of interest rate volatility, and less demand for mortgage-backed securities by the Fed were principal reasons for having a lower allocation to mortgage-backed securities. Having a lower allocation to the sector contributed positively towards our relative performance.

Uncertainties surrounding when and how much the Fed will be easing monetary policy and continued record treasury supply to finance government deficits may put upward pressure on interest rates especially at the longer end of the yield curve. We are also becoming more selective when adding corporate risk to the portfolio given that risk premiums have declined to their lowest levels since 2021. The risks to the economy are expected to rise as the Federal Reserve remains committed to a 2% inflation target, while a 2% inflation target may prove more difficult to achieve. As such, we will maintain our shorter duration strategy for now. We will continue to utilize our disciplined relative value investment process in managing the fund.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A shares was -5.88%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged, and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

April 30, 2024 (unaudited) / ANNUAL REPORT

2

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

ANNUAL REPORT / April 30, 2024 (unaudited)

3

WILMINGTON BROAD MARKET BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Broad Market Bond Fund; from April 30, 2014 to April 30, 2024, compared to the Bloomberg U.S. Aggregate Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -5.88%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/24

	1 Year	5 Years	10 Years

Class A^	-5.88%	-1.21%	0.34%

Class I^	-1.09%	0.05%	1.15%

Bloomberg U.S. Aggregate Bond Index[2]	-1.47%	-0.16%	1.20%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.08% and 0.79%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.58% and 0.44%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Bloomberg U.S. Aggregate Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2024 (unaudited) / ANNUAL REPORT

4

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2024, Wilmington Municipal Bond Fund (the “Fund”) had a total return of 1.42%* for Class A shares and 1.60%* for Class I shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, and the S&P Municipal Bond Investment Grade Intermediate Index***, which had a total return of 1.70% and 1.53%, respectively, and its peer group, the Lipper Intermediate Municipal Debt Funds Average****, which had a total return of 2.52%.

The fiscal year ended April 30, 2024 was fairly volatile for bonds as investors continued to grapple with “sticky inflation”, a tight employment market and a Federal Reserve (the “Fed”) that continues to hold rates steady until signs of declining inflation close to their target inflation rate of 2.0%. The Fed raised rates twice during the fiscal year ending at 5.50% — which is the highest target rate since 2001. Inflation continued to slow as core Consumer Price Index (“CPI”) increased by 3.6% from an average of 5.5% the year before. While on the downward trend, inflation is still far away from the 2.0% threshold, and the last few months of the fiscal year the pace of inflation has flattened.

Consequently, bond yields increased from the period from April to October as investors believed the Fed would cut rates eventually. Shorter duration, high quality bonds performed better during this period, but as yields peaked in October 2023, the bond market rallied as investors believed rate cuts were imminent. During the 4th Quarter of 2023, the S&P Municipal Bond Investment Grade Intermediate Index return was 6.71%. Longer duration, lower quality municipal bonds performed better during the period.

As we headed into 2024, the bond market was signaling six rate cuts, however, as more data became available the Fed indicated they would continue to hold rates steady until further signs of a downward trend in inflation. In response, bond yields shifted back up again, during the first four months of 2024, as the 10-year U.S. Treasury hit a high of 4.70% in late April.

Municipal yields moved higher — following the same direction as U.S. Treasuries. Bond prices, which move inversely from yields, moved lower and municipal bond returns were negative across the investment grade market. During the first four months of 2024, the S&P Municipal Bond Investment Grade Intermediate Index returned -1.45%.

The Fund outperformed the S&P Municipal Bond Investment Grade Intermediate Index due to its slight overweight to duration and lower quality investment grade bias (A/BBB-rated) versus the index which helped during the late 2023 rally. The Fund also increased its allocation to a municipal ETF (high yield municipal bonds), which invests roughly 70% of its assets in non-investment grade municipal bonds (“high yield”). The allocation was increased from 2% to 5% (the limit set by the prospectus is 10%) during 2024 as municipal high yield significantly outpaced investment grade returns, mostly due to strong inflows (demand) relative to low supply. The high yield municipal market is estimated to be between 5% to 7% of the total municipal market ($4 trillion), so the performance of high yield municipals is very reliant on fund flows since most investors use ETFs/mutual funds to buy the sub asset class.

One of the largest issues facing the municipal market in 2023 was the lack of supply (down 10-15%). However, as interest rates peaked, municipalities needed to finance longer-term capital projects that were delayed during the rising rate period, so supply has increased year-over-year.

Additionally, municipal issuers have increased the pace of new issue deals in the beginning of 2024 due to the uncertainty of the federal election environment in the fall and concerns that inflation could rise. Projects that could be financed later on in the calendar year are being funded earlier than their normal funding schedule.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -3.16%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Standard & Poor’s (S&P) Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must have a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years as measured from the Rebalancing Date. Please note that an investor cannot invest directly in an index.

****

Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT / April 30, 2024 (unaudited)

5

WILMINGTON MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington Municipal Bond Fund from April 30, 2014 to April 30, 2024 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -3.16%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/24

	1 Year	5 Years	10 Years

Class A^	-3.16%	-0.45%	0.95%

Class I^	1.60%	0.72%	1.68%

S&P Municipal Bond Intermediate Index[2]	1.70%	1.39%	2.28%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.13% and 0.74%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.63% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2024 (unaudited) / ANNUAL REPORT

6

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2024, Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of 0.90%* for Class A shares and 1.15%* for Class I shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, and the S&P Intermediate Term New York AMT-Free Municipal Bond Index***, which had a total return of 1.70% and 2.14%, respectively, and its peer group, the Lipper New York Intermediate Municipal Debt Funds Average****, which had a total return of 1.87%.

The fiscal year ended April 30, 2024 was fairly volatile for bonds as investors continued to grapple with “sticky inflation”, a tight employment market and a Federal Reserve (the “Fed”) that continues to hold rates steady until signs of declining inflation close to their target inflation rate of 2.0%. The Fed raised rates twice during the fiscal year ending at 5.50% — which is the highest target rate since 2001. Inflation continued to slow as core Consumer Price Index (“CPI”) increased by 3.6% from an average of 5.5% the year before. While on the downward trend, inflation is still far away from the 2.0% threshold, and the last few months of the fiscal year the pace of inflation has flattened.

Consequently, bond yields increased from the period from April to October as investors believed the Fed would cut rates eventually. Shorter duration, high quality bonds performed better during this period, but as yields peaked in October 2023, the bond market rallied as investors believed rate cuts were imminent. During the 4th Quarter of 2023, the S&P Municipal Bond Intermediate Index return was 6.63%. Longer duration, lower quality municipal bonds performed better during the period.

As we headed into 2024, the bond market was signaling six rate cuts, however, as more data became available the Fed indicated they would continue to hold rates steady until further signs of a downward trend in inflation. In response, bond yields shifted back up again, during the first four months of 2024, as the 10-year U.S. Treasury hit a high of 4.70% in late April.

Municipal yields moved higher — following the same direction as U.S. Treasuries. Bond prices, which move inversely from yields, moved lower and municipal bond returns were negative across the investment grade market. During the first four months of the 2024, the S&P Municipal Bond Intermediate Index returned -1.32%.

The Fund underperformed the S&P Municipal Bond Intermediate Index due to its slight overweight to duration and investment in NY only municipals. The index contains municipals from across the country and currently holds 12% in NY domiciled bonds. Additionally, the index holds 3.8% in high yield municipals which have significantly outperformed investment grade municipals due to the lack of supply and large fund inflows (increasing demand) over the first 4 months of 2024. The Fund underperformed the S&P Intermediate Term New York AMT-Free Municipal Bond Index due to a slight overweight in duration, an overweight to the higher education and multifamily sectors (which underperformed during the time period), and an underweight to the local GO sector in NY.

One of the largest issues facing the municipal market in 2023 was the lack of supply (down 10-15%). However, as interest rates peaked, municipalities needed to finance longer-term capital projects that were delayed during the rising rate period, so supply has increased year-over-year. Additionally, municipal issuers have increased the pace of new issue deals in the beginning of 2024 due to the uncertainty of the federal election environment in the fall and concerns that inflation could rise. Projects that could be financed later on in the calendar year are being funded earlier than their normal funding schedule.

The fiscal health of the State of New York continues to be strong relative to other states. Moody’s rating service maintains a healthy Aa1 credit rating while S&P rates the State as a AA+ stable credit. The State’s general fund cash and investments is a very strong 59.4% of general fund revenues (fiscal year 2023) and the employment level is 98% of pre-pandemic levels. One of the challenges facing the State is the outmigration of wealthy taxpayers to Florida, Texas and other tax-friendlier states.

The City of New York also continues to perform well. Moody’s rates the City Aa2 stable, while S&P rates the City AA stable. City unemployment is slightly elevated at 5.4% but employment levels are now close to 95% of pre-pandemic levels. The City’s general fund cash and investments were at 16% of general fund revenues – which is relatively positive when compared to the average State balance.

Continued challenges for the City include the influx of 150,000 immigrants with limited funding attached, a Manhattan primary office vacancy rate of 22.4%, and a major crime rate still up 33% over the last 3 years. Despite the high office vacancy rates, the market value of the City’s real property tax base increased by over 12% over the last fiscal year – an encouraging sign.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A shares was -3.61%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (S&P) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Standard & Poor’s (S&P) Intermediate Term New York AMT-Free Municipal Bond Index includes all bonds in the S&P National AMT-Free Municipal Bond Index that have a state code of New York (NY) and an effective maturity as measured from the first business day of the month, that is at least 1 month and less than 20 years. Please note that an investor cannot invest directly in an index.

****	Lipper figures represent the average of the total returns reported by all

ANNUAL REPORT / April 30, 2024 (unaudited)

7

of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal alternative minimum tax.

April 30, 2024 (unaudited) / ANNUAL REPORT

8

WILMINGTON NEW YORK MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in Class A and $100,0001 in Class I of the Wilmington New York Municipal Bond Fund from April 30, 2014 to April 30, 2024 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A was -3.61%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/24

	1 Year	5 Years	10 Years

Class A^	-3.61%	-0.59%	0.76%

Class I^	1.15%	0.60%	1.48%

S&P Municipal Bond Intermediate Index[2]	1.70%	1.39%	2.28%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.54% and 0.82%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.04% and 0.57%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights. The expense ratios shown above may differ from the expense ratios in the Financial Highlights since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $100,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2024 (unaudited)

9

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 to April 30, 2024.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2024.

	Beginning Account Value 11/01/23	Ending Account Value 4/30/24	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)

WILMINGTON BROAD MARKET BOND FUND

Actual

Class A	$1,000.00	$1,046.60	$3.92	0.77%

Class I	$1,000.00	$1,049.00	$2.19	0.43%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,021.03	$3.87	0.77%

Class I	$1,000.00	$1,022.73	$2.16	0.43%

WILMINGTON MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,059.80	$3.69	0.72%

Class I	$1,000.00	$1,060.30	$2.41	0.47%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,021.28	$3.62	0.72%

Class I	$1,000.00	$1,022.53	$2.36	0.47%

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,057.20	$4.14	0.81%

Class I	$1,000.00	$1,059.60	$2.87	0.56%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,020.84	$4.07	0.81%

Class I	$1,000.00	$1,022.08	$2.82	0.56%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which the Fund invests.

April 30, 2024 (unaudited) / ANNUAL REPORT

10

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2024, the Fund’s portfolio composition was as follows:

	Percentage of
	Total Net Assets

Corporate Bonds	38.3%

U.S. Treasury Obligations	30.1%

Mortgage-Backed Securities	23.6%

Government Agencies	1.3%

Municipal Bond	0.4%

Collateralized Mortgage Obligations	0.0	%(1)

Adjustable Rate Mortgage	0.0	%(1)

Cash Equivalents(2)	4.1%

Cash Collateral Invested for Securities on Loan(3)	3.9%

Other Assets and Liabilities - Net(4)	(1.7)%

TOTAL	100.0%

Credit Quality Diversification(5)	Percentage of Total Net Assets

U.S. Government Agency Securities	24.9%

U.S. Treasury Obligations	30.1%

AA / Aa	0.1%

A / A	8.3%

BBB / Baa	29.1%

BB / Ba	0.8%

B / B	0.4%

Not Rated	8.0%

Other Assets and Liabilities - Net(4)	(1.7)%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.

(4)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(5)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2024

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 612514, (RFUCCT1Y + 1.72%, Cap 9.04%, Floor 1.72%), 5.47%, 05/01/33Δ	$5,098	$5,228

TOTAL ADJUSTABLE RATE MORTGAGE (COST $5,091)		$5,228

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Series 2005-29, Class WC, 4.75%, 04/25/35	4,385	4,287

WHOLE LOAN – 0.0%**

Bank of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 5.63%, 02/25/34Δ	21,585	19,940

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.35%, 11/25/35Δ	14,360	14,691

TOTAL WHOLE LOAN		$34,631

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $40,137)		$38,918

Description	Par Value	Value

CORPORATE BONDS – 38.3%

AEROSPACE & DEFENSE – 1.8%

Boeing Co. (The), Sr. Unsecured

2.75%, 02/01/26	$2,000,000	$1,886,261

3.20%, 03/01/29	150,000	130,829

5.81%, 05/01/50	3,000,000	2,674,766

L3Harris Technologies, Inc., Sr. Unsecured

2.90%, 12/15/29	835,000	728,196

5.35%, 06/01/34	2,900,000	2,808,881

Northrop Grumman Corp., Sr. Unsecured

2.93%, 01/15/25	1,000,000	980,890

4.03%, 10/15/47	1,765,000	1,369,917

TOTAL AEROSPACE & DEFENSE		$10,579,740

AUTOMOTIVE – 1.6%

Ford Motor Credit Co. LLC, Sr. Unsecured

5.13%, 06/16/25	1,500,000	1,484,924

5.80%, 03/05/27	3,000,000	2,980,687

2.90%, 02/16/28	250,000	222,632

General Motors Co., Sr. Unsecured, 6.25%, 10/02/43	1,000,000	976,714

General Motors Financial Co., Inc., Sr. Unsecured

2.90%, 02/26/25	230,000	224,732

ANNUAL REPORT / April 30, 2024

11	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

1.25%, 01/08/26	$1,000,000	$930,296

1.50%, 06/10/26	3,000,000	2,751,618

TOTAL AUTOMOTIVE		$9,571,603

BEVERAGES – 1.0%

Anheuser-Busch Cos. LLC, Company Guaranteed,
4.90%, 02/01/46	1,125,000	1,012,882

Keurig Dr Pepper, Inc., Company Guaranteed,
5.10%, 03/15/27	4,200,000	4,174,521

Keurig Dr. Pepper, Inc., Company Guaranteed,
3.20%, 05/01/30	775,000	686,809

TOTAL BEVERAGES		$5,874,212

BIOTECHNOLOGY – 0.2%

Amgen, Inc., Sr. Unsecured,
5.65%, 03/02/53	1,280,000	1,228,065

BUILDING PRODUCTS – 0.2%

Carrier Global Corp., Sr. Unsecured

2.24%, 02/15/25	418,000	406,648

2.49%, 02/15/27	56,000	51,681

Johnson Controls International PLC, Sr. Unsecured

3.63%, 07/02/24ÿ	373,000	371,721

4.63%, 07/02/44	100,000	83,575

TOTAL BUILDING PRODUCTS		$913,625

CAPITAL MARKETS – 1.1%

Bank of New York Mellon Corp. (The), Subordinated, MTN,
3.00%, 10/30/28	775,000	699,467

Goldman Sachs Group, Inc. (The), Sr. Unsecured

(3 Month Term SOFR + 1.46%), 3.27%, 09/29/25Δ	1,010,000	999,257

(3 Month Term SOFR + 1.77%), 3.69%, 06/05/28Δ	2,080,000	1,966,880

(SOFR + 1.25%), 2.38%, 07/21/32Δ	1,115,000	895,525

Morgan Stanley, Sr. Unsecured, (SOFR + 0.72%),
0.99%, 12/10/26Δ	175,000	161,720

Morgan Stanley, Sr. Unsecured, MTN

3.13%, 07/27/26	340,000	323,163

(SOFR + 3.12%), 3.62%, 04/01/31Δ	890,000	796,787

Morgan Stanley, Subordinated, GMTN,
4.35%, 09/08/26	505,000	490,689

TOTAL CAPITAL MARKETS		$6,333,488

CHEMICALS – 0.2%

Sherwin-Williams Co. (The), Sr. Unsecured,
2.20%, 03/15/32	1,480,000	1,174,236

COMMERCIAL SERVICES & SUPPLIES – 0.2%

Global Payments, Inc., Sr. Unsecured

2.65%, 02/15/25	275,000	268,153

2.90%, 05/15/30	1,000,000	853,290

TOTAL COMMERCIAL SERVICES & SUPPLIES		$1,121,443

Description	Par Value	Value

COMPUTERS – 0.9%

Apple, Inc., Sr. Unsecured,
0.70%, 02/08/26	$110,000	$101,782

Hewlett Packard Enterprise Co., Sr. Unsecured,
6.10%, 04/01/26	5,000,000	4,995,385

TOTAL COMPUTERS		$5,097,167

DIVERSIFIED FINANCIAL SERVICES – 8.2%

American Express Co., Sr. Unsecured, 3.13%, 05/20/26	150,000	143,115

Bank of America Corp., Sr. Unsecured, MTN

(SOFR + 1.15%), 1.32%, 06/19/26Δ	250,000	237,523

3.25%, 10/21/27	1,095,000	1,026,203

(SOFR + 1.88%), 2.83%, 10/24/51Δ	250,000	153,263

Bank of America Corp., Subordinated, MTN, 4.25%, 10/22/26	1,000,000	967,976

Charles Schwab Corp. (The), Sr. Unsecured, 3.20%, 03/02/27	2,894,000	2,724,820

Citigroup, Inc., Sr. Unsecured, (SOFR + 0.77%), 1.12%, 01/28/27Δ	2,750,000	2,540,963

Citigroup, Inc., Subordinated, 4.13%, 07/25/28	1,900,000	1,788,505

Comerica, Inc., Sr. Unsecured, (SOFR + 2.16%), 5.98%, 01/30/30Δ	2,515,000	2,451,521

Fifth Third Bancorp, Sr. Unsecured

2.55%, 05/05/27	780,000	712,452

3.95%, 03/14/28	3,000,000	2,821,647

(SOFR + 1.84%), 5.63%, 01/29/32Δ	1,250,000	1,214,966

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	1,000,000	1,030,483

Huntington Bancshares, Inc., Sr. Unsecured, 2.63%, 08/06/24#	4,325,000	4,287,928

JPMorgan Chase & Co., Series W, Jr. Subordinated, (3 Month Term SOFR + 1.26%), 6.57%, 05/15/47Δ	1,000,000	882,445

JPMorgan Chase & Co., Sr. Unsecured

(SOFR + 0.92%), 2.60%, 02/24/26Δ	6,000,000	5,843,643

(3 Month Term SOFR + 1.59%), 2.01%, 03/13/26Δ	150,000	145,231

KeyBank NA, Sr. Unsecured, 5.85%, 11/15/27	2,000,000	1,965,863

KeyCorp., Sr. Unsecured, MTN, (SOFR + 1.25%), 3.88%, 05/23/25Δ	1,980,000	1,968,367

PNC Bank NA, Subordinated, BKNT, 2.70%, 10/22/29	1,125,000	956,658

PNC Financial Services Group, Inc. (The), Sr. Unsecured

(SOFR + 1.32%), 5.81%, 06/12/26Δ	1,125,000	1,123,013

3.45%, 04/23/29	100,000	91,358

(SOFR + 1.90%), 5.68%, 01/22/35Δ	2,000,000	1,967,403

Truist Bank, Subordinated, BKNT

3.63%, 09/16/25	250,000	242,096

3.80%, 10/30/26	1,000,000	952,793

2.25%, 03/11/30	1,850,000	1,500,080

Truist Financial Corp., Sr. Unsecured, MTN, (SOFR + 2.36%),
5.87%, 06/08/34Δ	1,500,000	1,466,975

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	12

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

U.S. Bancorp, Sr. Unsecured, (SOFR + 2.09%), 5.85%, 10/21/33Δ	$4,400,000	$4,353,967

Wells Fargo & Co., Sr. Unsecured, (SOFR + 2.00%), 2.19%, 04/30/26Δ	1,170,000	1,128,227

Wells Fargo & Co., Sr. Unsecured, MTN, (3 Month Term SOFR + 1.01%),
2.16%, 02/11/26Δ	140,000	135,936

Wells Fargo & Co., Subordinated, MTN, 4.40%, 06/14/46	1,000,000	793,337

TOTAL DIVERSIFIED FINANCIAL SERVICES		$47,618,757

ELECTRIC – 2.4%

Ameren Corp., Sr. Unsecured, 5.70%, 12/01/26	1,450,000	1,455,120

Dominion Energy, Inc., Series A, Sr. Unsecured,
1.45%, 04/15/26	1,950,000	1,802,842

Entergy Arkansas LLC, 1st Mortgage, 4.95%, 12/15/44	1,000,000	845,569

Entergy Corp., Sr. Unsecured, 0.90%, 09/15/25	1,000,000	936,830

Exelon Corp., Sr. Unsecured

5.15%, 03/15/29	2,015,000	1,982,054

4.70%, 04/15/50	2,000,000	1,667,320

FirstEnergy Corp., Series B, Sr. Unsecured, 4.15%, 07/15/27	800,000	755,093

Southern Co. (The), Series 21-B, Sr. Unsecured,
1.75%, 03/15/28	40,000	34,860

Southern Power Co., Sr. Unsecured, 0.90%, 01/15/26	3,000,000	2,769,711

Union Electric Co., 1st Mortgage, 3.50%, 03/15/29	220,000	202,968

WEC Energy Group, Inc., Sr. Unsecured

1.38%, 10/15/27	750,000	655,051

1.80%, 10/15/30	1,150,000	924,462

TOTAL ELECTRIC		$14,031,880

ENTERTAINMENT – 0.7%

Warnermedia Holdings, Inc., Company Guaranteed,
5.14%, 03/15/52	5,000,000	3,846,163

FOOD & STAPLES RETAILING – 1.2%

Campbell Soup Co., Sr. Unsecured, 3.30%, 03/19/25	2,050,000	2,006,854

Conagra Brands, Inc., Sr. Unsecured

1.38%, 11/01/27	200,000	172,857

5.40%, 11/01/48	665,000	595,011

Kroger Co. (The), Sr. Unsecured, 3.95%, 01/15/50	1,000,000	751,396

McCormick & Co., Inc., Sr. Unsecured, 0.90%, 02/15/26	3,050,000	2,816,181

Mondelez International Holdings Netherlands BV, Company Guaranteed,
0.75%, 09/24/24Ω	860,000	842,895

TOTAL FOOD & STAPLES RETAILING		$7,185,194

Description	Par Value	Value

GAS – 0.2%
Southern Co. Gas Capital Corp., Company Guaranteed,
3.95%, 10/01/46	$1,425,000	$1,062,341

HEALTHCARE-PRODUCTS – 0.9%

DH Europe Finance II Sarl, Company Guaranteed,
2.20%, 11/15/24	2,330,000	2,286,421

Solventum Corp., Company Guaranteed, 5.45%, 02/25/27Ω	1,750,000	1,737,231

Zimmer Biomet Holdings, Inc., Sr. Unsecured,
1.45%, 11/22/24	1,480,000	1,445,091

TOTAL HEALTHCARE-PRODUCTS		$5,468,743

HEALTHCARE-SERVICES – 2.4%

Cardinal Health, Inc., Sr. Unsecured, 4.50%, 11/15/44	650,000	527,938

Cigna Group (The), Company Guaranteed, 4.80%, 07/15/46	1,000,000	851,617

Cigna Group (The), Sr. Unsecured

5.69%, 03/15/26	2,740,000	2,740,960

2.38%, 03/15/31	250,000	204,003

CommonSpirit Health, Sr. Secured

2.76%, 10/01/24	3,140,000	3,096,243

3.35%, 10/01/29	150,000	135,093

Elevance Health, Inc., Sr. Unsecured, 3.65%, 12/01/27	1,650,000	1,557,909

McKesson Corp., Sr. Unsecured, 5.25%, 02/15/26	2,745,000	2,736,168

NYU Langone Hospitals, Series 2020, Secured,
3.38%, 07/01/55	1,000,000	673,455

UnitedHealth Group, Inc., Sr. Unsecured

2.95%, 10/15/27	1,350,000	1,256,172

3.95%, 10/15/42	290,000	234,171

TOTAL HEALTHCARE-SERVICES		$14,013,729

HOME FURNISHINGS – 0.2%

Whirlpool Corp., Sr. Unsecured, 4.60%, 05/15/50#	1,405,000	1,078,686

INSURANCE – 0.9%

Berkshire Hathaway Finance Corp., Company Guaranteed,
4.30%, 05/15/43	425,000	368,939

CNA Financial Corp., Sr. Unsecured, 3.95%, 05/15/24	950,000	949,552

Lincoln National Corp., Sr. Unsecured, 3.63%, 12/12/26#	1,380,000	1,312,225

Principal Life Global Funding II, Secured, 1.63%, 11/19/30Ω	250,000	191,841

W.R. Berkley Corp., Sr. Unsecured

4.75%, 08/01/44	1,715,000	1,445,691

4.00%, 05/12/50	1,425,000	1,043,824

TOTAL INSURANCE		$5,312,072

MEDIA – 0.7%

CCO Holdings LLC, Sr. Unsecured, 4.25%, 02/01/31Ω	3,000,000	2,358,750

ANNUAL REPORT / April 30, 2024

13	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Discovery Communications LLC, Company Guaranteed

3.95%, 03/20/28	$1,000,000	$931,193

3.63%, 05/15/30	1,000,000	867,343

TOTAL MEDIA		$4,157,286

MISCELLANEOUS MANUFACTURING – 0.4%

Textron, Inc., Sr. Unsecured

3.88%, 03/01/25	750,000	739,079

2.45%, 03/15/31#	2,000,000	1,638,481

TOTAL MISCELLANEOUS MANUFACTURING		$2,377,560

OIL & GAS – 1.4%

Diamondback Energy, Inc., Company Guaranteed,
5.40%, 04/18/34	1,245,000	1,212,492

Marathon Petroleum Corp., Sr. Unsecured, 3.63%, 09/15/24	745,000	738,044

Phillips 66, Company Guaranteed, 3.85%, 04/09/25	575,000	565,032

Pioneer Natural Resources Co., Sr. Unsecured

1.13%, 01/15/26	1,000,000	929,115

1.90%, 08/15/30	1,940,000	1,587,556

2.15%, 01/15/31	1,000,000	824,795

Valero Energy Corp., Sr. Unsecured

2.15%, 09/15/27	1,800,000	1,623,728

4.90%, 03/15/45	563,000	493,868

TOTAL OIL & GAS		$7,974,630

ONLINE RETAILER – 0.1%

Amazon.com, Inc., Sr. Unsecured

1.20%, 06/03/27	100,000	89,116

3.25%, 05/12/61	1,000,000	653,302

TOTAL ONLINE RETAILER		$742,418

PHARMACEUTICALS – 1.7%

AbbVie, Inc., Sr. Unsecured 2.95%, 11/21/26	1,875,000	1,770,163

4.25%, 11/14/28#	1,235,000	1,189,503

4.40%, 11/06/42	460,000	395,673

4.88%, 11/14/48	1,000,000	903,178

4.25%, 11/21/49	1,000,000	815,821

AstraZeneca Finance LLC, Company Guaranteed,
1.75%, 05/28/28	500,000	437,154

AstraZeneca PLC, Sr. Unsecured, 0.70%, 04/08/26	100,000	91,632

Becton Dickinson & Co., Sr. Unsecured, 1.96%, 02/11/31	100,000	79,972

Bristol-Myers Squibb Co., Sr. Unsecured, 3.40%, 07/26/29	310,000	284,879

CVS Health Corp., Sr. Unsecured

1.30%, 08/21/27	145,000	127,033

5.13%, 02/21/30	910,000	890,841

1.88%, 02/28/31	2,000,000	1,588,441

Pfizer, Inc., Sr. Unsecured, 2.63%, 04/01/30	650,000	565,366

Zoetis, Inc., Sr. Unsecured 3.00%, 09/12/27	125,000	115,685

Description	Par Value	Value

3.95%, 09/12/47	$1,005,000	$764,472

TOTAL PHARMACEUTICALS		$10,019,813

PIPELINES – 4.0%

Enbridge, Inc., Company Guaranteed, 5.63%, 04/05/34	5,000,000	4,885,912

Energy Transfer LP, Sr. Unsecured

4.00%, 10/01/27	3,000,000	2,849,879

3.75%, 05/15/30	715,000	643,914

5.30%, 04/15/47	1,250,000	1,080,381

Enterprise Products Operating LLC, Company Guaranteed

4.20%, 01/31/50	1,120,000	886,036

4.95%, 10/15/54	500,000	436,696

Kinder Morgan Energy Partners LP, Company Guaranteed,
5.40%, 09/01/44	1,000,000	897,464

Kinder Morgan, Inc., Company Guaranteed

5.20%, 03/01/48	2,040,000	1,780,887

3.60%, 02/15/51	1,315,000	876,736

MPLX LP, Sr. Unsecured

4.70%, 04/15/48	1,000,000	819,470

4.95%, 03/14/52	1,000,000	838,369

ONEOK Partners LP, Company Guaranteed, 6.20%, 09/15/43	1,000,000	993,503

ONEOK, Inc., Company Guaranteed, 6.10%, 11/15/32	335,000	339,710

Spectra Energy Partners LP, Company Guaranteed,
3.50%, 03/15/25	670,000	657,316

Targa Resources Corp., Company Guaranteed,
6.13%, 03/15/33	2,900,000	2,941,911

Targa Resources Partners LP, Company Guaranteed,
4.88%, 02/01/31	1,245,000	1,170,300

Williams Cos., Inc. (The), Sr. Unsecured, 3.50%, 10/15/51	1,485,000	994,798

TOTAL PIPELINES		$23,093,282

REAL ESTATE INVESTMENT TRUSTS – 2.1%

American Tower Corp., Sr. Unsecured

3.13%, 01/15/27#	1,000,000	936,840

4.05%, 03/15/32	1,000,000	891,915

3.10%, 06/15/50	1,500,000	934,206

AvalonBay Communities, Inc., Sr. Unsecured, MTN,
3.35%, 05/15/27	1,420,000	1,341,928

Healthcare Realty Holdings LP, Company Guaranteed

3.88%, 05/01/25	1,215,000	1,184,914

3.63%, 01/15/28	1,100,000	1,000,063

Healthpeak OP LLC, Company Guaranteed

3.25%, 07/15/26	110,000	104,603

2.88%, 01/15/31	2,350,000	1,975,065

Ventas Realty LP, Company Guaranteed, 4.00%, 03/01/28	250,000	235,055

Welltower OP LLC, Company Guaranteed 4.00%, 06/01/25	3,000,000	2,944,063

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	14

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

4.95%, 09/01/48	$1,000,000	$877,633

TOTAL REAL ESTATE INVESTMENT TRUSTS		$12,426,285

RETAIL – 0.2%

Lowe’s Cos., Inc., Sr. Unsecured,
3.65%, 04/05/29	200,000	185,667
Nordstrom, Inc., Sr. Unsecured,
5.00%, 01/15/44	1,000,000	760,000

TOTAL RETAIL		$945,667

SEMICONDUCTORS – 0.2%

Micron Technology, Inc., Sr. Unsecured,
2.70%, 04/15/32	1,500,000	1,211,583

SOFTWARE – 0.4%

Roper Technologies, Inc., Sr. Unsecured,
2.00%, 06/30/30	1,345,000	1,096,916

Workday, Inc., Sr. Unsecured,
3.50%, 04/01/27	1,385,000	1,317,242

TOTAL SOFTWARE		$2,414,158

TELECOMMUNICATIONS – 1.1%

AT&T, Inc., Sr. Unsecured

4.50%, 05/15/35	845,000	757,476

3.55%, 09/15/55	1,423,000	937,395
T-Mobile USA, Inc., Company Guaranteed,
5.75%, 01/15/34	1,275,000	1,288,526
Verizon Communications, Inc., Sr. Unsecured

2.10%, 03/22/28	50,000	44,356

1.75%, 01/20/31	2,310,000	1,829,161

2.36%, 03/15/32	305,000	244,554

3.40%, 03/22/41	1,515,000	1,134,477

TOTAL TELECOMMUNICATIONS		$6,235,945

TRANSPORTATION – 0.9%

FedEx Corp., Company Guaranteed,
2.40%, 05/15/31#	2,500,000	2,067,631

Ryder System, Inc., Sr. Unsecured, MTN,
2.85%, 03/01/27	2,645,000	2,458,979

Union Pacific Corp., Sr. Unsecured,
4.30%, 03/01/49	675,000	547,578

TOTAL TRANSPORTATION		$5,074,188

TRUCKING & LEASING – 0.8%

GATX Corp., Sr. Unsecured

3.25%, 09/15/26	1,570,000	1,487,340

3.85%, 03/30/27	1,500,000	1,432,050

4.00%, 06/30/30	1,000,000	908,221

5.20%, 03/15/44	640,000	564,012

TOTAL TRUCKING & LEASING		$4,391,623

TOTAL CORPORATE BONDS (COST $243,442,782)		$222,575,582

GOVERNMENT AGENCIES – 1.3%

FEDERAL HOME LOAN BANK (FHLB) – 1.1%

3.25%, 11/16/28#	6,960,000	6,540,577

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.2%

6.25%, 05/15/29#	750,000	797,885

Description	Par Value	Value

7.25%, 05/15/30	$400,000	$450,244

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,248,129

TOTAL GOVERNMENT AGENCIES (COST $8,752,742)		$7,788,706

MORTGAGE-BACKED SECURITIES – 23.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 8.1%

Pool C00478, 8.50%, 09/01/26	2,271	2,315

Pool E09010, 2.50%, 09/01/27	126,361	119,562

Pool G18497, 3.00%, 01/01/29	20,164	18,832

Pool C01272, 6.00%, 12/01/31	6,078	5,971

Pool A13990, 4.50%, 10/01/33	4,167	3,841

Pool G01625, 5.00%, 11/01/33	17,700	17,512

Pool A18401, 6.00%, 02/01/34	7,071	7,206

Pool QN1900, 3.00%, 04/01/35	598,594	552,137

Pool G08097, 6.50%, 11/01/35	10,474	11,278

Pool G02296, 5.00%, 06/01/36	46,241	45,013

Pool G02390, 6.00%, 09/01/36	4,437	4,630

Pool G05317, 5.00%, 04/01/37	183,752	178,869

Pool G08193, 6.00%, 04/01/37	8,225	8,466

Pool G03703, 5.50%, 12/01/37	5,192	5,267

Pool G04776, 5.50%, 07/01/38	17,541	17,126

Pool G05500, 5.00%, 05/01/39	167,690	163,860

Pool A93415, 4.00%, 08/01/40	232,640	215,680

Pool A93505, 4.50%, 08/01/40	288,681	273,748

Pool A93996, 4.50%, 09/01/40	218,468	207,166

Pool G06222, 4.00%, 01/01/41	347,929	324,226

Pool A97047, 4.50%, 02/01/41	223,983	213,459

Pool G06956, 4.50%, 08/01/41	223,644	213,135

Pool C03750, 3.50%, 02/01/42	97,822	86,777

Pool C03849, 3.50%, 04/01/42	53,054	47,487

Pool Q08305, 3.50%, 05/01/42	393,464	349,635

Pool C04305, 3.00%, 11/01/42	1,054,079	940,970

Pool C09020, 3.50%, 11/01/42	763,337	677,360

Pool G07266, 4.00%, 12/01/42	658,560	611,705

Pool C04444, 3.00%, 01/01/43	33,566	28,798

Pool C09029, 3.00%, 03/01/43	144,172	122,228

Pool G08534, 3.00%, 06/01/43	177,120	150,163

Pool Q19476, 3.50%, 06/01/43	284,737	252,168

Pool C09044, 3.50%, 07/01/43	343,701	304,384

Pool G07889, 3.50%, 08/01/43	306,298	272,881

Pool G07624, 4.00%, 12/01/43	314,560	294,258

Pool G60038, 3.50%, 01/01/44	1,656,000	1,475,246

Pool G07680, 4.00%, 04/01/44	546,224	501,943

Pool G07943, 4.50%, 08/01/44	29,221	27,856

Pool G08607, 4.50%, 09/01/44	193,781	185,869

Pool Q33547, 3.50%, 05/01/45	266,537	231,645

Pool Q36970, 4.00%, 10/01/45	125,934	115,381

Pool G60384, 4.50%, 12/01/45	19,289	18,341

Pool Q39644, 3.50%, 03/01/46	793,774	696,003

Pool Q39438, 4.00%, 03/01/46	781,365	713,944

Pool G08705, 3.00%, 05/01/46	72,584	61,633

Pool G08708, 4.50%, 05/01/46	125,819	119,167

Pool ZS4671, 3.00%, 08/01/46	470,803	399,835

Pool Q44452, 3.00%, 11/01/46	686,623	583,025

Pool ZS4693, 3.00%, 12/01/46	1,305,424	1,102,702

Pool SD8037, 2.50%, 01/01/50	2,620,592	2,103,740

ANNUAL REPORT / April 30, 2024

15	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool RA2341, 2.50%, 04/01/50	$2,239,898	$1,790,459

Pool SD8104, 1.50%, 11/01/50	2,327,697	1,674,754

Pool RA4349, 2.50%, 01/01/51	1,156,699	927,791

Pool SD8141, 2.50%, 04/01/51	1,077,761	860,231

Pool SD8190, 3.00%, 01/01/52	2,081,487	1,732,767

Pool QE2363, 3.50%, 05/01/52	3,650,641	3,152,352

Pool SD3139, 3.50%, 07/01/52	992,964	857,979

Pool RA7777, 4.50%, 08/01/52	3,158,540	2,916,146

Pool SD2066, 4.00%, 12/01/52	623,698	560,684

Pool SD3238, 5.50%, 12/01/52	2,005,276	1,949,896

Pool SD2617, 5.00%, 03/01/53	5,744,085	5,454,234

Pool RA8647, 4.50%, 05/01/53	2,305,787	2,129,016

Pool SD3786, 5.00%, 05/01/53	1,282,736	1,218,206

Pool RA9431, 5.50%, 07/01/53	3,321,897	3,247,581

Pool SD3745, 6.00%, 09/01/53	3,633,568	3,601,627

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$47,158,166

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 15.5%

Pool AE2520, 3.00%, 01/01/26	61,130	59,759

Pool 329794, 7.00%, 02/01/26	991	996

Pool 256639, 5.00%, 02/01/27	6,734	6,756

Pool 256752, 6.00%, 06/01/27	7,366	7,338

Pool 257007, 6.00%, 12/01/27	7,290	7,260

Pool 402255, 6.50%, 12/01/27	23	23

Pool AB8997, 2.50%, 04/01/28	36,798	34,426

Pool AS4480, 2.50%, 02/01/30	224,155	210,395

Pool AS7462, 2.50%, 06/01/31	114,888	103,576

Pool 254007, 6.50%, 10/01/31	2,933	3,015

Pool 254240, 7.00%, 03/01/32	9,435	9,372

Pool 638023, 6.50%, 04/01/32	26,863	27,534

Pool 642345, 6.50%, 05/01/32	17,754	18,217

Pool 651292, 6.50%, 07/01/32	38,146	38,974

Pool 686398, 6.00%, 03/01/33	44,224	45,192

Pool BP6496, 2.00%, 07/01/35	705,037	614,258

Pool MA4095, 2.00%, 08/01/35	888,497	774,078

Pool 745412, 5.50%, 12/01/35	13,247	13,405

Pool 888789, 5.00%, 07/01/36	74,742	73,319

Pool 256515, 6.50%, 12/01/36	5,249	5,371

Pool AE0217, 4.50%, 08/01/40	35,565	33,714

Pool AB1796, 3.50%, 11/01/40	217,634	195,933

Pool AH5583, 4.50%, 02/01/41	92,486	88,140

Pool 890551, 4.50%, 08/01/41	22,774	21,697

Pool AL0658, 4.50%, 08/01/41	132,341	126,079

Pool AL1319, 4.50%, 10/01/41	162,873	154,962

Pool AL6302, 4.50%, 10/01/41	237,919	226,739

Pool AX5302, 4.00%, 01/01/42	402,037	367,969

Pool AK4523, 4.00%, 03/01/42	458,459	421,457

Pool AL2034, 4.50%, 04/01/42	58,865	56,080

Pool AB7936, 3.00%, 02/01/43	641,417	544,994

Pool AL3761, 4.50%, 02/01/43	67,101	64,335

Pool MA1458, 3.00%, 06/01/43	141,495	123,054

Pool AT7899, 3.50%, 07/01/43	980,946	873,434

Pool AS0302, 3.00%, 08/01/43	1,538,430	1,337,876

Pool AU4279, 3.00%, 09/01/43	316,642	275,364

Pool AL5537, 4.50%, 04/01/44	108,111	102,997

Pool AS3155, 4.00%, 08/01/44	15,402	14,135

Pool AX0833, 3.50%, 09/01/44	267,915	238,573

Description	Par Value	Value

Pool AL6325, 3.00%, 10/01/44	$976,490	$845,200

Pool AS5136, 4.00%, 06/01/45	92,152	83,916

Pool AZ7362, 4.00%, 11/01/45	261,806	239,041

Pool AZ9565, 3.50%, 12/01/45	360,600	318,274

Pool BC0326, 3.50%, 12/01/45	316,246	279,117

Pool BC0245, 3.00%, 02/01/46	195,731	166,228

Pool BC0830, 3.00%, 04/01/46	292,597	248,490

Pool AS7568, 4.50%, 07/01/46	40,826	38,455

Pool BC4764, 3.00%, 10/01/46	401,710	341,151

Pool MA2771, 3.00%, 10/01/46	119,805	100,609

Pool AS8276, 3.00%, 11/01/46	406,284	345,029

Pool BC9003, 3.00%, 11/01/46	417,962	354,948

Pool BE1899, 3.00%, 11/01/46	1,626,196	1,380,980

Pool BE3767, 3.50%, 07/01/47	364,594	321,039

Pool BH2618, 3.50%, 08/01/47	108,133	95,217

Pool MA3088, 4.00%, 08/01/47	319,072	290,610

Pool BH4010, 4.50%, 09/01/47	312,271	293,593

Pool BH9215, 3.50%, 01/01/48	525,332	459,732

Pool BJ0650, 3.50%, 03/01/48	2,176,703	1,914,825

Pool BJ0639, 4.00%, 03/01/48	123,863	112,170

Pool BJ9169, 4.00%, 05/01/48	582,694	527,723

Pool BK4764, 4.00%, 08/01/48	535,208	484,652

Pool BN1628, 4.50%, 11/01/48	268,533	252,135

Pool BM5334, 3.50%, 01/01/49	490,844	431,365

Pool MA3871, 3.00%, 12/01/49	1,335,728	1,122,044

Pool CA5306, 3.00%, 03/01/50	1,146,010	951,606

Pool CA5353, 3.50%, 03/01/50	998,423	866,985

Pool MA4100, 2.00%, 08/01/50	1,252,592	956,450

Pool FM3989, 2.50%, 08/01/50	814,174	651,339

Pool CA6983, 2.00%, 09/01/50	2,215,433	1,696,786

Pool CA7106, 2.00%, 09/01/50	1,422,448	1,089,433

Pool MA4119, 2.00%, 09/01/50	938,023	716,238

Pool BQ2999, 2.50%, 10/01/50	1,869,604	1,488,485

Pool CA7383, 3.00%, 10/01/50	1,227,581	1,016,488

Pool CA7734, 2.50%, 11/01/50	1,292,591	1,032,027

Pool FM5297, 3.00%, 11/01/50	1,707,931	1,433,258

Pool MA4208, 2.00%, 12/01/50	968,129	740,120

Pool CA8021, 2.50%, 12/01/50	3,803,884	3,029,153

Pool FM5166, 3.00%, 12/01/50	865,045	717,079

Pool BQ4495, 2.00%, 02/01/51	5,270,455	4,013,260

Pool CA8929, 2.00%, 02/01/51	2,490,786	1,894,382

Pool FM6426, 2.00%, 03/01/51	2,147,575	1,658,791

Pool CB0199, 3.00%, 04/01/51	665,777	555,652

Pool BR7857, 2.50%, 05/01/51	3,347,203	2,661,924

Pool FM7188, 2.50%, 05/01/51	2,335,802	1,905,293

Pool CB0727, 2.50%, 06/01/51	5,887,003	4,721,524

Pool FM8440, 2.50%, 08/01/51	1,333,854	1,069,888

Pool FM9949, 2.00%, 12/01/51	870,585	667,879

Pool FM9871, 2.50%, 12/01/51	5,941,207	4,764,908

Pool BU1416, 3.00%, 01/01/52	2,122,036	1,761,319

Pool FS0982, 3.00%, 03/01/52	1,770,984	1,477,503

Pool FS1571, 2.00%, 04/01/52	3,707,225	2,806,461

Pool CB3334, 3.50%, 04/01/52	5,493,902	4,774,899

Pool BV7245, 4.00%, 05/01/52	6,322,700	5,658,087

Pool MA4644, 4.00%, 05/01/52	1,255,488	1,129,296

Pool CB4818, 4.00%, 10/01/52	1,077,019	968,607

Pool CB4800, 4.50%, 10/01/52	6,323,992	5,838,214

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	16

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool FS5676, 5.00%, 12/01/52	$6,654,131	$6,318,279

Pool FS5113, 5.50%, 07/01/53	667,347	648,090

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$90,047,042

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**

Pool 354827, 7.00%, 05/15/24	22	22

Pool 2077, 7.00%, 09/20/25	575	578

Pool 780825, 6.50%, 07/15/28	12,546	12,712

Pool 2616, 7.00%, 07/20/28	7,428	7,565

Pool 2701, 6.50%, 01/20/29	15,520	15,769

Pool 426727, 7.00%, 02/15/29	1,857	1,849

Pool 503405, 6.50%, 04/15/29	6,296	6,191

Pool 781231, 7.00%, 12/15/30	8,058	8,151

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$52,837

TOTAL MORTGAGE-BACKED SECURITIES (COST $161,191,531)		$137,258,045

MUNICIPAL BOND – 0.4%

GENERAL – 0.4%

New Jersey Transportation Trust Fund Authority, Current Refunding Revenue Bonds, (Series B), 4.13%, 06/15/42	2,500,000	2,024,981

TOTAL MUNICIPAL BOND (COST $2,500,000)		$2,024,981

U.S. TREASURY OBLIGATIONS – 30.1%

U.S. TREASURY BONDS – 8.7%

6.38%, 08/15/27#	450,000	470,126

5.25%, 02/15/29#	12,500,000	12,730,121

6.25%, 05/15/30	500,000	538,505

5.38%, 02/15/31	600,000	623,995

2.00%, 11/15/41	985,000	651,080

2.38%, 02/15/42	2,000,000	1,403,610

3.00%, 05/15/42	500,000	386,551

3.63%, 08/15/43	881,000	738,906

3.75%, 11/15/43	365,000	311,322

3.63%, 02/15/44	2,106,000	1,761,731

3.13%, 08/15/44	6,637,000	5,115,105

3.00%, 11/15/44	2,000,000	1,506,070

2.50%, 02/15/45	2,135,000	1,465,564

3.00%, 05/15/45	2,000,000	1,498,580

2.88%, 08/15/45	300,000	219,442

3.00%, 11/15/45	765,000	571,060

2.50%, 02/15/46	280,000	189,933

3.00%, 02/15/47	1,098,000	810,903

3.00%, 05/15/47	1,695,000	1,249,159

2.75%, 11/15/47	2,235,000	1,563,981

1.25%, 05/15/50	3,300,000	1,559,650

1.38%, 08/15/50	3,000,000	1,464,287

1.63%, 11/15/50	2,500,000	1,306,987

2.00%, 08/15/51	13,255,000	7,613,379

3.63%, 05/15/53	3,035,000	2,481,254

4.13%, 08/15/53	3,000,000	2,687,058

TOTAL U.S. TREASURY BONDS		$50,918,359

U.S. TREASURY NOTES – 21.4%

1.63%, 02/15/26	7,000,000	6,587,274

Description	Par Value	Value

1.63%, 05/15/26	$5,470,000	$5,111,658

4.50%, 07/15/26	3,000,000	2,968,510

2.00%, 11/15/26	4,180,000	3,889,296

2.25%, 02/15/27	5,030,000	4,686,537

1.13%, 02/28/27	250,000	225,351

0.50%, 06/30/27	450,000	393,193

3.13%, 08/31/27	15,000,000	14,215,264

2.25%, 11/15/27	300,000	275,120

2.75%, 02/15/28	6,750,000	6,271,503

4.00%, 02/29/28	10,000,000	9,720,878

1.25%, 06/30/28	500,000	433,958

2.88%, 08/15/28	5,000,000	4,634,926

4.38%, 08/31/28	5,500,000	5,416,415

1.38%, 10/31/28	8,000,000	6,915,884

4.88%, 10/31/28	3,000,000	3,014,424

3.13%, 11/15/28	350,000	326,908

2.38%, 05/15/29	7,900,000	7,073,956

1.63%, 08/15/29	5,000,000	4,288,137

1.50%, 02/15/30	5,000,000	4,192,869

3.50%, 04/30/30	3,500,000	3,280,045

0.63%, 05/15/30	550,000	433,016

1.13%, 02/15/31	4,000,000	3,186,758

1.63%, 05/15/31	5,000,000	4,092,069

1.38%, 11/15/31	1,880,000	1,487,221

1.88%, 02/15/32	6,000,000	4,904,927

2.75%, 08/15/32	7,000,000	6,071,409

4.13%, 11/15/32	4,000,000	3,840,680

3.38%, 05/15/33	7,000,000	6,326,972

TOTAL U.S. TREASURY NOTES		$124,265,158

TOTAL U.S. TREASURY OBLIGATIONS (COST $199,756,949)		$175,183,517

	Number of Shares

MONEY MARKET FUND – 4.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 5.19%^	23,852,153	23,852,153

TOTAL MONEY MARKET FUND (COST $23,852,153)		$23,852,153

ANNUAL REPORT / April 30, 2024

17	PORTFOLIOS OF INVESTMENTS

Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.9%

REPURCHASE AGREEMENTS – 3.9%

Bank of America Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $4,163,569, collateralized by U.S. Government Agency Securities, 2.00% to 7.50%, maturing 10/17/25 to 8/20/63; total market value of $4,246,213.	$4,162,954	$4,162,954

Bank of Montreal, 5.32%, dated 4/30/24, due 5/01/24, repurchase price $1,771,211, collateralized by U.S. Government Agency Securities, 1.50% to 7.60%, maturing 10/01/25 to 5/01/54; total market value of $1,806,368.	1,770,949	1,770,949

BNP Paribas SA, 5.32%, dated 4/30/24, due 5/01/24, repurchase price $4,163,569, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 7.00%, maturing 11/15/31 to 5/01/54; total market value of $4,246,213.	4,162,954	4,162,954

HSBC Securities USA, Inc., 5.31%, dated 4/30/24, due 5/01/24, repurchase price $4,080,297, collateralized by U.S. Government Agency Securities, 2.50% to 3.00%, maturing 4/20/43 to 10/20/51; total market value of $4,161,289.	4,079,695	4,079,695

Nomura Securities International, Inc., 5.31%, dated 4/30/24, due 5/01/24, repurchase price $4,163,568, collateralized by U.S. Government Agency Securities, 2.00% to 7.50%, maturing 10/01/29 to 3/15/58; total market value of $4,247,781.	4,162,954	4,162,954

RBC Dominion Securities, Inc., 5.32%, dated 4/30/24, due 5/01/24, repurchase price $4,163,569, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 5.50%, maturing 5/09/24 to 2/15/54; total market value of $4,246,213.	4,162,954	4,162,954

TOTAL REPURCHASE AGREEMENTS (COST $22,502,460)		$22,502,460

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $22,502,460)		$22,502,460

TOTAL INVESTMENTS – 101.7% (COST $662,043,845)		$591,229,590

COLLATERAL FOR SECURITIES ON LOAN – (3.9%)		(22,502,460)

OTHER ASSETS LESS LIABILITIES – 2.2%		12,589,097

TOTAL NET ASSETS – 100.0%		$581,316,227

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	18

Wilmington Broad Market Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$5,228	$—	$5,228

Collateralized Mortgage Obligations	—	38,918	—	38,918

Corporate Bonds	—	222,575,582	—	222,575,582

Government Agencies	—	7,788,706	—	7,788,706

Mortgage-Backed Securities	—	137,258,045	—	137,258,045

Municipal Bond	—	2,024,981	—	2,024,981

U.S. Treasury Obligations	—	175,183,517	—	175,183,517

Money Market Fund	23,852,153	—	—	23,852,153

Repurchase Agreements	—	22,502,460	—	22,502,460

Total	$23,852,153	$567,377,437	$—	$591,229,590

**	Represents less than 0.05%.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2024, these liquid restricted securities amounted to $6,161,200, representing 1.06% of total net assets.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

BKNT	Bank Notes

GMTN	Global Medium Term Note

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

NA	National Association

PLC	Public Limited Company

RFUCCT1Y	Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year

SOFR	Secured Overnight Financing Rate

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

19

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2024, the Fund’s portfolio composition was as follows:

Percentage of
Total Net Assets

General	19.9%

General Obligations	13.0%

Medical	11.4%

Airport	9.0%

Higher Education	8.8%

Transportation	4.9%

Power	4.2%

Multifamily Housing	3.6%

Development	3.5%

School District	3.2%

Education	3.0%

Student Loan	2.7%

Tobacco Settlement	2.2%

Water	2.0%

Utilities	1.1%

Housing	0.3%

Exchange-Traded Funds	4.8%

Cash Equivalents(1)	1.6%

Other Assets and Liabilities - Net(2)	0.8%

TOTAL	100.0%

Percentage of
Credit Quality Diversification(3)	Total Net Assets

AAA / Aaa	11.9%

AA / Aa	26.3%

A / A	40.2%

BBB / Baa	9.6%

Not Rated	11.2%

Other Assets and Liabilities - Net(2)	0.8%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2024

Description	Number of Shares	Value

EXCHANGE-TRADED FUNDS – 4.8%

SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	597,700	$15,044,109

TOTAL EXCHANGE-TRADED FUNDS (Cost $15,279,104)		$15,044,109

	Par Value

MUNICIPAL BONDS – 92.8%

ALABAMA – 1.0%

GENERAL – 1.0%
Southeast Alabama Gas Supply District (The), AL, Current Refunding Revenue Bonds, (Series A), 5.00%, 08/01/54	$3,000,000	3,169,908

TOTAL ALABAMA		$3,169,908

Description	Par Value	Value

ALASKA – 0.6%

HIGHER EDUCATION – 0.6%

University of Alaska, AK, Revenue Bonds, (Series T), 5.00%, 10/01/29	$1,810,000	$1,832,435

TOTAL ALASKA		$1,832,435

ARIZONA – 3.5%

DEVELOPMENT – 0.3%

Chandler Industrial Development Authority, AZ, Revenue Bonds, (Intel Corp. Project), 4.10%, 12/01/37	1,000,000	998,649

Industrial Development Authority of the City of Phoenix Arizona, IDA, Stadium Revenue Bonds, (Bank One Ballpark Project), (AMBAC), Prerefunded/ETM, 6.85%, 12/01/25	60,000	60,237

TOTAL DEVELOPMENT		$1,058,886

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	20

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

EDUCATION – 1.3%

Arizona Industrial Development Authority, AZ, Revenue Bonds, (Equitable School Revolving Fund), (Series A)

5.00%, 11/01/26	$1,000,000	$1,032,695

5.00%, 11/01/30	1,000,000	1,071,081

5.00%, 11/01/32	865,000	928,431

La Paz County Industrial Development Authority, AZ, IDA, Revenue Bonds, (Charter School Solutions - Harmony Public Schools Project), (Series A), 5.00%, 02/15/28	1,100,000	1,113,912

TOTAL EDUCATION		$4,146,119

MEDICAL – 0.8%

Maricopa County Industrial Development Authority, AZ, IDA, Revenue Bonds, (Honor Health), (Series A)

5.00%, 09/01/34	1,000,000	1,078,172

5.00%, 09/01/35	725,000	778,819

5.00%, 09/01/36	500,000	533,916

TOTAL MEDICAL		$2,390,907

UTILITIES – 1.1%

Mesa, AZ, Utility System Revenue, Current Refunding Revenue Bonds, (Series C), 5.00%, 07/01/36	3,000,000	3,501,010

TOTAL ARIZONA		$11,096,922

CALIFORNIA – 0.9%

AIRPORT – 0.9%

City of Los Angeles Department of Airports, CA, Current Refunding Revenue Bonds, (Series B), 5.00%, 05/15/32	800,000	840,157

City of Los Angeles Department of Airports, CA, Revenue Bonds

4.00%, 05/15/35	600,000	603,436

4.00%, 05/15/36	800,000	796,079

4.00%, 05/15/37	500,000	494,885

TOTAL CALIFORNIA		$2,734,557

COLORADO – 4.1%

AIRPORT – 0.8%

City & County of Denver, CO, Airport System Revenue Bonds, (Sub-Series A), 5.00%, 12/01/31	2,500,000	2,630,539

HIGHER EDUCATION – 0.7%

Colorado Educational & Cultural Facilities Authority, CO, Refunding Revenue Bonds, (University of Denver Project), (NATL), 5.00%, 03/01/35	2,000,000	2,246,624

MEDICAL – 1.7%

Colorado Health Facilities Authority, CO, Refunding Revenue Bonds, Intermountain Healthcare, 5.00%, 05/15/62	3,000,000	3,185,019

Colorado Health Facilities Authority, CO, Revenue Bonds, (CommonSpirit Health), (Series B-2), 5.00%, 08/01/49	2,000,000	2,038,699

TOTAL MEDICAL		$5,223,718

Description	Par Value	Value

MULTIFAMILY HOUSING – 0.3%

Colorado Housing and Finance Authority, CO, Revenue Bonds, (Wintergreen Ridge Apartments Project), 4.00%, 05/01/41	$1,000,000	$995,178

WATER – 0.6%

City & County of Denver, CO, Board of Water Commissioners, Refunding Revenue Bonds, (Series B), 4.00%, 09/15/33	1,750,000	1,840,093

TOTAL COLORADO		$12,936,152

CONNECTICUT – 2.2%

GENERAL OBLIGATIONS – 0.8%

State of Connecticut, CT, GO Unlimited, Public Improvements, AD Valorem Property Tax, (Series 2021 A), 3.00%, 01/15/35	2,900,000	2,701,667

HIGHER EDUCATION – 0.8%

Connecticut State Health & Educational Facilities Authority, CT, Advance Refunding Revenue Bonds, (Fairfield University), (Series R), 5.00%, 07/01/31	1,385,000	1,440,712

University of Connecticut, CT, Revenue Bonds, (Series A), 5.00%, 01/15/33	1,000,000	1,040,049

TOTAL HIGHER EDUCATION		$2,480,761

MEDICAL – 0.6%

Connecticut State Health & Educational Facilities Authority, CT, Current Refunding Revenue Bonds, (Stamford Hospital), (Series L-1)

4.00%, 07/01/28	685,000	689,490

4.00%, 07/01/29	500,000	504,295

4.00%, 07/01/30	600,000	606,246

TOTAL MEDICAL		$1,800,031

TOTAL CONNECTICUT		$6,982,459

DISTRICT OF COLUMBIA – 1.2%

GENERAL – 0.7%

Washington Convention & Sports Authority, DC, Current Refunding Revenue Bonds, (Series A)

5.00%, 10/01/30	610,000	674,047

5.00%, 10/01/31	875,000	963,982

5.00%, 10/01/32	500,000	550,762

TOTAL GENERAL		$2,188,791

TRANSPORTATION – 0.5%

Washington Metropolitan Area Transit Authority, DC, Revenue Bonds, (Series B), 5.00%, 07/01/30	1,500,000	1,579,185

TOTAL DISTRICT OF COLUMBIA		$3,767,976

FLORIDA – 3.6%

AIRPORT – 0.3%

Greater Orlando Aviation Authority, FL, Airport System Revenue Bonds, (Series A), 5.00%, 10/01/26	1,000,000	1,031,523

GENERAL OBLIGATIONS – 0.7%

State of Florida, FL, GO Unlimited, Current Refunding, (Series D), 4.00%, 06/01/34	1,975,000	2,036,396

ANNUAL REPORT / April 30, 2024

21	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

HIGHER EDUCATION – 1.5%

Davie Florida Education Facilities, FL, Revenue Bonds, (Nova Southeastern University Project)

5.00%, 04/01/28	$750,000	$793,647

5.00%, 04/01/30	750,000	794,457

5.00%, 04/01/31	750,000	794,097

5.00%, 04/01/33	750,000	793,155

Florida Higher Educational Facilities Financial Authority, FL, Revenue Bonds, (Educational Facilities Ringling College Project), 5.00%, 03/01/28	1,600,000	1,640,647

TOTAL HIGHER EDUCATION		$4,816,003

HOUSING – 0.3%
Florida Gulf Coast University Financing Corp., FL, Current Refunding Revenue Bonds, (Housing Project), (Series A)

5.00%, 02/01/25	500,000	503,275

5.00%, 02/01/26	500,000	508,573

TOTAL HOUSING		$1,011,848

MULTIFAMILY HOUSING – 0.8%

Miami-Dade County Housing Finance Authority, FL, Revenue Bonds, (HUD SECT 8), 5.00%, 10/01/26	2,500,000	2,536,231

TOTAL FLORIDA		$11,432,001

GEORGIA – 4.0%

GENERAL – 3.3%

Georgia Local Government, GA, Certificates of Participation, (Grantor Trust), (Series A), (NATL), 4.75%, 06/01/28	3,305,000	3,348,565

Main Street Natural Gas, Inc., GA, Revenue Bonds, (Series B), 5.00%, 07/01/53	1,000,000	1,050,303

Main Street Natural Gas, Inc., GA, Revenue Bonds, Natural Gas Utility Improvements, (Series A)

4.00%, 07/01/52	3,000,000	2,995,928

5.00%, 06/01/53	3,000,000	3,117,323

TOTAL GENERAL		$10,512,119

TRANSPORTATION – 0.7%
Georgia Ports Authority, GA, Revenue Bonds

4.00%, 07/01/37	1,000,000	1,030,360

4.00%, 07/01/39	1,000,000	1,016,274

TOTAL TRANSPORTATION		$2,046,634

TOTAL GEORGIA		$12,558,753

IDAHO – 1.0%

HIGHER EDUCATION – 1.0%

Idaho Housing & Finance Association, ID, Current Refunding Revenue Bonds, (The College of IDAHO Project) , 5.00%, 11/01/33	3,000,000	3,051,996

TOTAL IDAHO		$3,051,996

Description	Par Value	Value

ILLINOIS – 7.3%

GENERAL – 2.4%

Metropolitan Pier & Exposition Authority, IL, Revenue Bonds, Public Improvements, (McCormick Place Convention), Prerefunded/ETM, 7.00%, 07/01/26	$4,875,000	$5,042,800

Regional Transportation Authority, IL, Revenue Bonds, (Series A), (BHAC-CR FGIC), 6.00%, 07/01/31	1,450,000	1,654,874

Sales Tax Securitization Corp., IL, Refunding Revenue Bonds, (Second Lien), (Series A), 5.00%, 01/01/28	1,000,000	1,060,654

TOTAL GENERAL		$7,758,328

GENERAL OBLIGATIONS – 4.1%

Chicago, IL, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series A), 5.00%, 01/01/32	3,000,000	3,230,555

State of Illinois, IL, GO Unlimited, Current Refunding, (Series A)

5.00%, 10/01/29	2,000,000	2,120,282

5.00%, 10/01/33	1,000,000	1,052,451

State of Illinois, IL, (Series C), 5.00%, 06/15/41	3,000,000	3,269,078

State of Illinois, IL, GO Unlimited, (Series D), 5.00%, 11/01/28	3,000,000	3,131,910

TOTAL GENERAL OBLIGATIONS		$12,804,276

MULTIFAMILY HOUSING – 0.3%

Illinois Housing Development Authority, IL, Revenue Bonds, Ogden Commons, 4.00%, 07/01/43	1,000,000	995,270

TRANSPORTATION – 0.5%

Regional Transportation Authority, IL, Revenue Bonds, (Series B), 5.00%, 06/01/33	1,450,000	1,541,611

TOTAL ILLINOIS		$23,099,485

INDIANA – 2.1%

DEVELOPMENT – 2.1%

Whiting, IN, Current Refunding Revenue Bonds, (BP Products North America Inc., Project), 5.00%, 12/01/44	6,500,000	6,611,964

TOTAL INDIANA		$6,611,964

IOWA – 1.0%

EDUCATION – 1.0%

Waterloo Community School District Infrastructure Sales Services & Use Tax, IA, Revenue Bonds, (AGM), 4.00%, 07/01/29	3,000,000	3,068,156

TOTAL IOWA		$3,068,156

KENTUCKY – 2.5%

GENERAL – 2.5%

Kentucky Public Energy Authority, KY, Revenue Bonds, Natural Gas Utility Improvements, (Series A)

4.00%, 08/01/52	3,000,000	2,965,143

5.00%, 05/01/55	1,000,000	1,040,177

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	22

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

Kentucky Public Energy Authority, KY, Revenue Bonds, Natural Gas Utility Improvements, (Series C), 4.00%, 02/01/50	$4,000,000	$3,989,970

TOTAL KENTUCKY		$7,995,290

MARYLAND – 0.8%

AIRPORT – 0.8%

Maryland State Department of Transportation, MD, Revenue Bonds, (Baltimore Washington International), (Series B)

5.00%, 08/01/28	730,000	765,727

5.00%, 08/01/29	500,000	531,188

5.00%, 08/01/30	515,000	553,561

5.00%, 08/01/31	650,000	705,566

TOTAL MARYLAND		$2,556,042

MASSACHUSETTS – 1.2%

MEDICAL – 0.3%

Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, (Care Group), (Series I), 5.00%, 07/01/33	1,000,000	1,027,093

STUDENT LOAN – 0.9%

Massachusetts Educational Financing Authority, MA, Revenue Bonds, (Series B)

5.00%, 07/01/33	1,800,000	1,904,274

4.25%, 07/01/44	1,000,000	966,895

TOTAL STUDENT LOAN		$2,871,169

TOTAL MASSACHUSETTS		$3,898,262

MICHIGAN – 3.1%

AIRPORT – 0.1%

Gerald R Ford International Airport Authority, MI, Revenue Bonds, (CNTY GTD) , 5.00%, 01/01/41	500,000	539,260

MULTIFAMILY HOUSING – 1.4%

Michigan State Housing Development Authority, MI, Revenue Bonds, (Clark Road Senior Apartment Project), 4.50%, 12/01/42	4,300,000	4,326,536

SCHOOL DISTRICT – 1.1%

Kalamazoo Public Schools, MI, GO Unlimited, AD Valorem Property Tax

4.00%, 05/01/33	1,330,000	1,367,646

4.00%, 05/01/34	1,000,000	1,026,594

Saginaw City School District, MI, GO Unlimited, School Improvements, AD Valorem Property Tax, (Qualified School Bond Loan Fund), 4.00%, 05/01/35	1,000,000	1,032,529

TOTAL SCHOOL DISTRICT		$3,426,769

WATER – 0.5%

Detroit Sewage Disposal System, MI, Revenue Bonds, (Second Lien), (Series B), (AGC-ICC FGIC) AGC, 5.50%, 07/01/29	145,000	150,030

Description	Par Value	Value

Michigan Finance Authority, MI, Current Refunding Revenue Bonds, (Local Government Loan Program), (Series C), 5.00%, 07/01/34	$1,450,000	$1,464,715

TOTAL WATER		$1,614,745

TOTAL MICHIGAN		$9,907,310

MINNESOTA – 1.6%

GENERAL OBLIGATIONS – 0.6%

State of Minnesota, MN, GO Unlimited, AD Valorem Property Tax, (Series A), 4.00%, 09/01/38	2,000,000	2,044,592

MEDICAL – 1.0%

Rochester, MN, Current Refunding Revenue Bonds, (Mayo Clinic), 4.00%, 11/15/39	3,000,000	3,095,476

TOTAL MINNESOTA		$5,140,068

NEVADA – 1.4%

GENERAL OBLIGATIONS – 1.4%

Las Vegas Valley Water District, NV, GO Limited, AD Valorem Property Tax, (Series A), 4.00%, 06/01/46	1,250,000	1,205,148

Las Vegas Valley Water District, NV, GO Limited, Current Refunding, AD Valorem Property Tax, (Series C), 4.00%, 06/01/37	3,000,000	3,079,300

TOTAL NEVADA		$4,284,448

NEW JERSEY – 5.0%

GENERAL – 2.6%

Garden State Preservation Trust, NJ, Revenue Bonds, (2005 Series A), (AGM), 5.75%, 11/01/28	3,000,000	3,172,101

New Jersey Economic Development Authority, NJ, Current Refunding Revenue Bonds, (Series A), 5.00%, 06/15/24	225,000	225,209

New Jersey Transportation Trust Fund Authority, NJ, Current Refunding Revenue Bonds, (Series A), (Transportation System)

5.00%, 12/15/28	1,135,000	1,216,571

5.00%, 12/15/34	3,000,000	3,197,175

New Jersey Transportation Trust Fund Authority, NJ, Current Refunding Revenue Bonds, (Transportation System), 5.00%, 12/15/32	500,000	543,744

TOTAL GENERAL		$8,354,800

HIGHER EDUCATION – 1.0%

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Rowan University Project), (Series B), ETM, 5.00%, 07/01/27	2,000,000	2,028,839

New Jersey Educational Facilities Authority, NJ, Revenue Bonds, (Series A), (Stevens Institute of Technology), 5.00%, 07/01/31	1,000,000	1,041,595

TOTAL HIGHER EDUCATION		$3,070,434

MULTIFAMILY HOUSING – 0.1%

New Jersey Housing & Mortgage Finance Agency, NJ, Current Refunding Revenue Bonds, (Series A), 3.60%, 11/01/33	400,000	385,404

ANNUAL REPORT / April 30, 2024

23	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

SCHOOL DISTRICT – 0.3%

Newark Board of Education, NJ, GO Unlimited, AD Valorem Property Tax, (Sustainability Bonds), (BAM)

5.00%, 07/15/28	$250,000	$265,788

5.00%, 07/15/29	250,000	269,378

5.00%, 07/15/30	250,000	272,509

TOTAL SCHOOL DISTRICT		$807,675

STUDENT LOAN – 1.0%

New Jersey Higher Education Student Assistance Authority, NJ, Current Refunding Revenue Bonds, (Series B)

5.00%, 12/01/26	2,000,000	2,044,832

4.00%, 12/01/44	1,000,000	954,007

TOTAL STUDENT LOAN		$2,998,839

TOTAL NEW JERSEY		$15,617,152

NEW YORK – 6.1%

AIRPORT – 1.7%

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, (207th Series)

4.00%, 03/15/30	1,000,000	1,009,954

5.00%, 09/15/31	2,500,000	2,611,987

Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, (222nd Series ), (BAM-TCRS), 4.00%, 07/15/39	1,840,000	1,858,108

TOTAL AIRPORT		$5,480,049

DEVELOPMENT – 1.1%

New York Liberty Development Corp., NY, Refunding Revenue Bonds, (Goldman Sachs Headquarters), 5.25%, 10/01/35	3,000,000	3,456,437

GENERAL – 1.5%

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series E-1), 4.00%, 02/01/38	2,500,000	2,538,340

New York State Urban Development Corp., NY, Revenue Bonds, Personal Income Tax, (Series A), 4.00%, 03/15/38	2,005,000	2,033,783

TOTAL GENERAL		$4,572,123

GENERAL OBLIGATIONS – 1.1%

New York City, NY, GO Unlimited, AD Valorem Property Tax, (Series A)

5.00%, 09/01/36	1,600,000	1,798,721

4.00%, 08/01/37	1,500,000	1,517,285

TOTAL GENERAL OBLIGATIONS		$3,316,006

HIGHER EDUCATION – 0.3%

Tompkins County Development Corp., NY, Current Refunding Revenue Bonds, (Ithaca College Project), 5.00%, 07/01/30	990,000	1,043,760

MULTIFAMILY HOUSING – 0.4%

New York State Housing Finance Agency, NY,
Revenue Bonds, (Series A), (SONYMA HUD SECT 8), 3.75%, 11/01/62	1,405,000	1,401,524

TOTAL NEW YORK		$19,269,899

Description	Par Value	Value

NORTH CAROLINA – 1.9%

POWER – 1.5%

North Carolina Municipal Power Agency No. 1, NC, Current Refunding Revenue Bonds, (Series A), 5.00%, 01/01/32	$4,250,000	$4,645,890

TRANSPORTATION – 0.4%

North Carolina Turnpike Authority, NC, Current Refunding Revenue Bonds, (Senior Lien), (AGM), 5.00%, 01/01/32	1,250,000	1,340,632

TOTAL NORTH CAROLINA		$5,986,522

OHIO – 4.1%

GENERAL OBLIGATIONS – 0.7%

State of Ohio, OH, GO Unlimited, Public Improvements, (Series A)

5.00%, 03/01/34	1,000,000	1,154,783

5.00%, 03/01/35	1,000,000	1,147,762

TOTAL GENERAL OBLIGATIONS		$2,302,545

HIGHER EDUCATION – 1.0%

Ohio Higher Educational Facility Commission, OH, Current Refunding Revenue Bonds, University & College Improvements, (University of Dayton 2020), 5.00%, 02/01/34	1,000,000	1,083,482

Ohio State University (The), OH, Revenue Bonds, (Series A), (Multiyear Debt ISS), 4.00%, 12/01/43	2,000,000	1,966,390

TOTAL HIGHER EDUCATION		$3,049,872

MEDICAL – 1.4%

Montgomery County, OH, Current Refunding Revenue Bonds, (Premier Health Partners Obligated Group), 5.00%, 11/15/28	3,035,000	3,158,188

State of Ohio, OH, Refunding Revenue Bonds, (Cleveland Clinic Health System Obligated Group), 4.00%, 01/01/34	1,250,000	1,276,621

TOTAL MEDICAL		$4,434,809

POWER – 1.0%

American Municipal Power, Inc., OH, Current Refunding Revenue Bonds, (Prairie State Energy Campus Project), (Series A), 5.00%, 02/15/32	3,000,000	3,269,279

TOTAL OHIO		$13,056,505

OKLAHOMA – 1.4%

GENERAL – 1.4%

Canadian County Educational Facilities Authority, OK, Revenue Bonds, (Mustang Public Schools Project), (Series A), 5.25%, 09/01/34	3,000,000	3,388,240

Oklahoma County Finance Authority, OK, Revenue Bonds, (Midwest City-Del City Public Schools Project), (BAM), 5.00%, 10/01/40	1,000,000	1,091,653

TOTAL OKLAHOMA		$4,479,893

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	24

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

OREGON – 0.4%

GENERAL – 0.4%

Oregon State Lottery, OR, Revenue Bonds, (Series A), (MORAL OBLG), 5.00%, 04/01/39	$1,000,000	$1,123,897

TOTAL OREGON		$1,123,897

PENNSYLVANIA – 8.7%

AIRPORT – 1.5%

Allegheny County Airport Authority, PA, Revenue Bonds, (Series A)

5.00%, 01/01/28	1,500,000	1,560,945

4.00%, 01/01/38	1,500,000	1,471,588

Philadelphia Airport, PA, Refunding Revenue Bonds, (Series B), 5.00%, 07/01/30	1,500,000	1,552,738

TOTAL AIRPORT		$4,585,271

GENERAL – 1.9%

Delaware Valley Regional Finance Authority, PA, Refunding Revenue Bonds, (Series A), 4.00%, 03/01/35	3,000,000	3,058,645

Sports & Exhibition Authority of Pittsburgh and Allegheny County, PA, Current Refunding Revenue Bonds, (AGM), 5.00%, 02/01/26	2,930,000	3,005,668

TOTAL GENERAL		$6,064,313

HIGHER EDUCATION – 1.9%

Lackawanna County Industrial Development Authority, PA, Advance Refunding Revenue Bonds, (Scranton University), 5.00%, 11/01/30	1,000,000	1,048,909

Montgomery County Higher Education and Health Authority, PA, Current Refunding Revenue Bonds, (AICUP Financing Program) , 5.00%, 05/01/35	1,130,000	1,149,947

Montgomery County Industrial Development Authority, PA, Revenue Bonds, (AICUP Financing Program – Gwynedd Mercy University Project), 5.25%, 05/01/38	1,000,000	1,008,400

Pennsylvania Higher Educational Facilities Authority, PA, Current Refunding Revenue Bonds, (Ursinus College Project), (Series A)

5.00%, 11/01/25	700,000	703,022

5.00%, 11/01/26	350,000	353,441

5.00%, 11/01/27	600,000	609,975

5.00%, 11/01/28	1,100,000	1,125,097

TOTAL HIGHER EDUCATION		$5,998,791

MEDICAL – 0.9%

Hospitals & Higher Education Facilities Authority of Philadelphia, PA, Current Refunding Revenue Bonds, (AGM), 5.00%, 07/01/35	2,500,000	2,701,847

STUDENT LOAN – 0.1%

Pennsylvania Higher Education Assistance Agency, PA, Revenue Bonds, 4.13%, 06/01/45	500,000	481,294

Description	Par Value	Value

TOBACCO SETTLEMENT – 0.3%

Commonwealth Financing Authority, PA, Revenue Bonds, (Tobacco Master Settlement Payment), 5.00%, 06/01/34	$1,000,000	$1,057,065

TRANSPORTATION – 1.2%

Pennsylvania Turnpike Commission, PA, Advance Refunding Revenue Bonds, (2nd Series), Motor License Fund Enhanced, 5.00%, 12/01/32	2,000,000	2,105,373

Pennsylvania Turnpike Commission, PA, Refunding Revenue Bonds, Public Improvements, (Series B)

5.00%, 12/01/35	500,000	565,574

5.00%, 12/01/36	500,000	563,114

5.00%, 12/01/37	500,000	557,934

TOTAL TRANSPORTATION		$3,791,995

WATER – 0.9%

Pittsburgh Water & Sewer Authority, PA, Current Refunding Revenue Bonds, (First Lien), (Series B), (AGM)

5.00%, 09/01/38	1,250,000	1,394,242

5.00%, 09/01/39	1,000,000	1,110,213

Pittsburgh Water & Sewer Authority, PA, Current Refunding Revenue Bonds, (Sub-Series B), (AGM), 5.00%, 09/01/33	340,000	394,042

TOTAL WATER		$2,898,497

TOTAL PENNSYLVANIA		$27,579,073

SOUTH CAROLINA – 1.9%

TOBACCO SETTLEMENT – 1.9%

Tobacco Settlement Revenue Management Authority, SC, Revenue Bonds, (Series B), Prerefunded/ETM, 6.38%, 05/15/30	5,215,000	6,008,858

TOTAL SOUTH CAROLINA		$6,008,858

TENNESSEE – 0.4%

AIRPORT – 0.4%

Memphis-Shelby County Airport Authority, TN, Revenue Bonds, (Series A), 5.00%, 07/01/32	1,100,000	1,186,928

TOTAL TENNESSEE		$1,186,928

TEXAS – 9.5%

AIRPORT – 0.7%

Dallas Fort Worth International Airport, TX, Current Refunding Revenue Bonds, (Series A), 4.00%, 11/01/35	1,000,000	1,024,792

Dallas Fort Worth International Airport, TX, Current Refunding Revenue Bonds, (Series B), 5.00%, 11/01/38	1,000,000	1,117,780

TOTAL AIRPORT		$2,142,572

EDUCATION – 0.7%

Arlington Higher Education Finance Corp., TX, Revenue Bonds, (Trinity Basin Preparatory, Inc.), (PSF-GTD)

5.00%, 08/15/39	500,000	538,907

5.00%, 08/15/40	500,000	535,262

ANNUAL REPORT / April 30, 2024

25	PORTFOLIOS OF INVESTMENTS

Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

Clifton Higher Education Finance Corp., TX, Revenue Bonds, (Idea Public Schools), 5.00%, 08/15/29	$1,000,000	$1,066,184

TOTAL EDUCATION		$2,140,353

GENERAL – 0.6%
Dallas, TX, Current Refunding Revenue Bonds, Hotel Occupancy Tax

4.00%, 08/15/31	1,000,000	1,001,663

4.00%, 08/15/32	1,000,000	1,001,087

TOTAL GENERAL		$2,002,750

GENERAL OBLIGATIONS – 3.6%

Dallas, TX, GO Limited, AD Valorem Property Tax, (Series A)

5.00%, 02/15/40	1,250,000	1,372,980

5.00%, 02/15/41	1,000,000	1,093,222

Martin County Hospital District, TX, GO Limited, Current Refunding, AD Valorem Property Tax

4.00%, 04/01/25	100,000	100,184

4.00%, 04/01/26	100,000	100,364

4.00%, 04/01/27	100,000	100,935

4.00%, 04/01/28	535,000	542,957

4.00%, 04/01/29	100,000	101,889

4.00%, 04/01/30	100,000	102,420

4.00%, 04/01/31	350,000	360,553

4.00%, 04/01/32	100,000	102,612

4.00%, 04/01/33	495,000	506,084

4.00%, 04/01/34	100,000	102,049

4.00%, 04/01/35	100,000	101,862

4.00%, 04/01/36	380,000	384,085

State of Texas, TX, GO Unlimited, (Series A), 4.50%, 08/01/29	2,125,000	2,192,936

State of Texas, TX, GO Unlimited, Current Refunding, (Series B), 5.00%, 08/01/29	3,735,000	3,980,820

TOTAL GENERAL OBLIGATIONS		$11,245,952

MEDICAL – 1.2%

Harris County Health Facilities Development Corp., TX, Refunding Revenue Bonds, School Health Care System (Series B)

5.75%, 07/01/27	1,035,000	1,067,307

6.25%, 07/01/27	1,100,000	1,140,486

Tarrant County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, (Christus Health), (Series B), 5.00%, 07/01/32	1,465,000	1,562,836

TOTAL MEDICAL		$3,770,629

MULTIFAMILY HOUSING – 0.3%

El Paso Housing Finance Corp., TX, Revenue Bonds, (HUD SECT 8), 4.50%, 03/01/26	1,000,000	1,000,202

SCHOOL DISTRICT – 0.8%

Hays Consolidated Independent School District, TX, GO Unlimited, AD Valorem Property Tax, (Permanent School Fund - Guaranteed), 4.00%, 02/15/37	1,000,000	1,031,492

Description	Par Value	Value

Royal Independent School District, TX, GO Unlimited, AD Valorem Property Tax, (Permanent School Fund - Guaranteed), 4.00%, 02/15/48	$1,475,000	$1,410,908

TOTAL SCHOOL DISTRICT		$2,442,400

STUDENT LOAN – 0.7%

Brazos Higher Education Authority, Inc., TX, Revenue Bonds, (Series 1A), 5.13%, 04/01/43	2,295,000	2,373,974

TRANSPORTATION – 0.9%

Central Texas Regional Mobility Authority, TX, Highways Improvement Revenue Bonds, (Senior Lien), 5.00%, 01/01/33	1,470,000	1,550,508

Central Texas Turnpike System, TX, Revenue Bonds, (Series C), 5.00%, 08/15/32	1,225,000	1,228,131

TOTAL TRANSPORTATION		$2,778,639

TOTAL TEXAS		$29,897,471

UTAH – 4.4%

AIRPORT – 1.8%

Salt Lake City, UT, Revenue Bonds, (Series A)

5.00%, 07/01/32	3,000,000	3,139,421

5.00%, 07/01/33	2,500,000	2,615,377

TOTAL AIRPORT		$5,754,798

MEDICAL – 2.6%

Salt Lake County, UT, Revenue Bonds, (IHC Health Services), (AMBAC), Prerefunded/ETM

5.40%, 02/15/28	2,850,000	2,876,713

5.13%, 02/15/33	5,090,000	5,128,640

TOTAL MEDICAL		$8,005,353

TOTAL UTAH		$13,760,151

WASHINGTON – 5.0%

GENERAL – 1.6%

Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, (NATL), 4.75%, 02/01/28	5,125,000	5,146,891

MEDICAL – 0.6%

Washington Health Care Facilities Authority, WA, Advance Refunding Revenue Bonds, (Overlake Hospital Medical Center), 5.00%, 07/01/33	1,750,000	1,781,508

POWER – 1.1%

Energy Northwest, WA, Current Refunding Revenue Bonds, Columbia Generating Station, 5.00%, 07/01/33	3,000,000	3,433,409

SCHOOL DISTRICT – 1.0%

Clark County School District No. 114 Evergreen, WA, GO Unlimited, AD Valorem Property Tax, (SCH BD GTY), 4.00%, 12/01/33	3,000,000	3,121,520

TRANSPORTATION – 0.7%

Port of Seattle, WA, Revenue Bonds, 5.00%, 04/01/29	2,090,000	2,203,605

TOTAL WASHINGTON		$15,686,933

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	26

Wilmington Municipal Bond Fund (concluded)

Description	Par Value	Value

WISCONSIN – 0.9%

MEDICAL – 0.3%

Public Finance Authority, WI, Revenue Bonds, (The Obligated Group of National Senior Communities, Inc.)

4.00%, 01/01/32	$500,000	$493,530

4.00%, 01/01/33	500,000	492,553

TOTAL MEDICAL		$986,083

POWER – 0.6%

Public Finance Authority, WI, Refunding Revenue Bonds, (Duke Energy Progress Project), (Series P), 3.30%, 10/01/46	1,750,000	1,721,524

TOTAL WISCONSIN		$2,707,607

TOTAL MUNICIPAL BONDS (Cost $305,440,817)		$292,485,073

Description	Number of Shares	Value

MONEY MARKET FUND – 1.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.19%^	5,171,504	$5,171,504

TOTAL MONEY MARKET FUND (Cost $5,171,504)		$5,171,504

TOTAL INVESTMENTS – 99.2% (Cost $325,891,425)		$312,700,686

OTHER ASSETS LESS LIABILITIES – 0.8%		2,424,866

TOTAL NET ASSETS – 100.0%		$315,125,552

 Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

 The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Exchange-Traded Funds	$15,044,109	$—	$—	$15,044,109

Municipal Bonds	—	292,485,073	—	292,485,073

Money Market Fund	5,171,504	—	—	5,171,504

Total	$20,215,613	$292,485,073	$—	$312,700,686

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

AMBAC	American Municipal Bond Assurance Corporation

BAM	Build America Mutual Assurance Company

BHAC	Berkshire Hathaway Assurance Corporation

CR	Custodial Receipts

ETF	Exchange-Traded Fund

ETM	Escrowed to Maturity

FGIC	Financial Guaranty Insurance Corporation

GO	General Obligation

ICC	Insured Custody Certificates

IDA	Industrial Development Authority/Agency

NATL	National Public Finance Guarantee Corporation

SCH BD GTY	School Bond Guaranty

SPDR	Standard & Poor’s Depositary Receipt

TCRS	Tax Credit Reporting Service

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

27

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2024, the Fund’s portfolio composition was as follows:

Percentage of Total Net Assets

General	26.7%

Higher Education	17.4%

Transportation	10.7%

General Obligations	8.7%

Multifamily Housing	7.5%

Medical	6.4%

Education	6.2%

Development	4.7%

Airport	2.8%

Power	2.7%

Water	2.2%

Utilities	2.1%

Cash Equivalents(1)	0.5%

Other Assets and Liabilities - Net(2)	1.4%

TOTAL	100.0%

Credit Quality Diversification(3)	Percentage of Total Net Assets

AAA / Aaa	5.9%

AA / Aa	49.4%

A / A	27.9%

BBB / Baa	14.9%

Not Rated	0.5%

Other Assets and Liabilities - Net(2)	1.4%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2024

Description	Par Value	Value

MUNICIPAL BONDS – 98.1%

NEW YORK – 98.1%

AIRPORT – 2.8%

Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, (Series 231ST), 5.00%, 08/01/31	$1,000,000	$1,083,499

DEVELOPMENT – 4.7%

Battery Park City Authority, NY, Revenue Bonds, 5.00%, 11/01/41	500,000	562,379

New York Liberty Development Corp., NY, Refunding Revenue Bonds, (Goldman Sachs Headquarters), 5.25%, 10/01/35	1,095,000	1,261,600

TOTAL DEVELOPMENT		$1,823,979

EDUCATION – 6.2%

New York State Dormitory Authority, NY, Revenue Bonds, (AMG St. Aid Withhldg), 5.00%, 10/01/32	1,000,000	1,154,630

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, (Brooklyn Law School), (Series A), 5.00%, 07/01/33	1,200,000	1,261,133

Description	Par Value	Value

New York State Dormitory Authority, NY, Prerefunded Revenue Bonds, School District, School Improvements, (Series A), (AGM), 5.00%, 10/01/29	$5,000	$5,400

TOTAL EDUCATION		$2,421,163

GENERAL – 26.7%

Hudson Yards Infrastructure Corp., NY, Current Refunding Revenue Bonds, (Series A), 5.00%, 02/15/33	1,175,000	1,228,738

New York City Trust for Cultural Resources, NY, Current Refunding Revenue Bonds, 5.00%, 07/01/31	565,000	637,114

New York City Trust for Cultural Resources, NY, Current Refunding Revenue Bonds, (Lincoln Center For Performing Arts), (Series A), 4.00%, 12/01/34	1,600,000	1,667,664

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Cash Flow Management, (Series A-1), 5.25%, 08/01/42	800,000	886,083

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series A-1), 5.00%, 05/01/34	800,000	821,338

April 30, 2024 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	28

Wilmington New York Municipal Bond Fund (continued)

Description	Par Value	Value

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series E-1), 4.00%, 02/01/38	$655,000	$665,045

New York State Dormitory Authority, NY, Revenue Bonds, Public Improvements, (Series A), 5.00%, 03/15/32	2,000,000	2,064,280

New York State Dormitory Authority, NY, Revenue Bonds, University & College Improvements, (Series A), 4.00%, 03/15/37	1,000,000	1,019,290

Syracuse, NY, IDA, Revenue Bonds, Syracuse City School District Project, School Improvements, (Series B), (State Aid Withholding), 5.00%, 05/01/32	1,435,000	1,478,304

TOTAL GENERAL		$10,467,856

GENERAL OBLIGATIONS – 8.7%

Binghamton, NY, GO, Public Facilities, AD Valorem Property Tax, (BAM), 4.00%, 04/15/32	500,000	528,286

New York, NY, GO Unlimited, Public Improvements, AD Valorem Property Tax, (Series A-1), 5.00%, 09/01/38	1,000,000	1,107,793

North Hempstead, NY, GO, Public Improvements, AD Valorem Property Tax, (Series A), (BAM), 4.00%, 03/15/42	650,000	664,720

Yonkers, NY, GO, Refunding Notes, AD Valorem Property Tax, (Series A), (BAM), 5.00%, 05/01/30	1,000,000	1,094,886

TOTAL GENERAL OBLIGATIONS		$3,395,685

HIGHER EDUCATION – 17.4%

Albany Capital Resource Corp., NY, Refunding Revenue Bonds, (Albany Law School of Union University Project), (Series A), 5.00%, 07/01/29	1,195,000	1,221,052

Dutchess County Local Development Corp., NY, Current Refunding Revenue Bonds, (The Culinary Institute of America), 5.00%, 07/01/32	1,040,000	1,076,169

Hempstead Town Local Development Corp., NY, Revenue Bonds, University & College Improvements, (Hofstra University Project), (Series A), 5.00%, 07/01/33	725,000	799,459

New York City Trust for Cultural Resources, NY, Current Refunding Revenue Bonds, (The Juilliard School), (Series A), 5.00%, 01/01/33	1,025,000	1,115,133

New York State Dormitory Authority, NY, Revenue Bonds, University & College Improvements, (Series A), (NATL), 5.75%, 07/01/27	1,685,000	1,751,605

New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, (St. John’s University), (Series A) , 5.00%, 07/01/30	800,000	834,796

TOTAL HIGHER EDUCATION		$6,798,214

MEDICAL – 6.4%

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, (Montefiore Obligated Group), (Series A), 5.00%, 09/01/29	1,000,000	1,022,111

Description	Par Value	Value

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, (North Shore-Long Island Jewish Obligated Group), (Series A), 5.00%, 05/01/24	$500,000	$500,000

New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, (NYU Hospitals Center), 5.00%, 07/01/27	1,000,000	1,001,879

TOTAL MEDICAL		$2,523,990

MULTIFAMILY HOUSING – 7.5%

New York City, NY, Housing Development Corp., Revenue Bonds, (Series C-1A), 3.50%, 11/01/33	1,890,000	1,800,627

New York City, NY, Housing Development Corp., Revenue Bonds, (Sustainable Neighborhood Bonds), (Series B-1A)

2.45%, 05/01/31	390,000	345,391

3.10%, 11/01/34	890,000	809,394

TOTAL MULTIFAMILY HOUSING		$2,955,412

POWER – 2.7%

Utility Debt Securitization Authority, NY, Refunding Revenue Bonds, (Series TE), 5.00%, 12/15/38	950,000	1,074,131

TRANSPORTATION – 10.7%

Metropolitan Transportation Authority, NY, Revenue Green Bonds, (Series C-1), 5.00%, 11/15/29	1,530,000	1,620,764

New York State Thruway Authority, NY, Current Refunding Revenue Bonds, (Series P)

5.00%, 01/01/27	500,000	523,430

4.00%, 01/01/45	1,000,000	965,466

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, (Series 242), 5.00%, 12/01/39	1,000,000	1,076,571

TOTAL TRANSPORTATION		$4,186,231

UTILITIES – 2.1%

Long Island Power Authority, NY, Electric, Light and Power Improvements, Revenue Bonds, (Series A), 5.00%, 09/01/34	750,000	838,453

WATER – 2.2%

New York City Municipal Water Finance Authority, NY, Current Refunding Revenue Bonds, 2nd General Resolution, (Series EE), 5.00%, 06/15/31	750,000	851,383

TOTAL NEW YORK		$38,419,996

TOTAL MUNICIPAL BONDS (Cost $40,168,956)		$38,419,996

ANNUAL REPORT / April 30, 2024

29	PORTFOLIOS OF INVESTMENTS

Wilmington New York Municipal Bond Fund (concluded)

Description	Number of Shares	Value

MONEY MARKET FUND – 0.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 5.19%^	190,111	$190,111

TOTAL MONEY MARKET FUND (Cost $ 190,111)		$190,111

TOTAL INVESTMENTS – 98.6% (Cost $ 40,359,067)		$38,610,107
OTHER ASSETS LESS LIABILITIES – 1.4%		544,281

TOTAL NET ASSETS – 100.0%		$39,154,388

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2024 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$38,419,996	$—	$38,419,996

Money Market Fund	190,111	—	—	190,111

Total	$190,111	$38,419,996	$—	$38,610,107

^	7-Day net yield.

The following acronyms are used throughout this Portfolio of Investments:

AGM	Assured Guaranty Municipal

BAM	Build America Mutual Assurance Company

GO	General Obligation

IDA	Industrial Development Authority/Agency

NATL	National Public Finance Guarantee Corporation

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	30

April 30, 2024	Wilmington Broad Market Bond Fund		Wilmington Municipal Bond Fund		Wilmington New York Municipal Bond Fund
ASSETS:
Investments, at identified cost	$662,043,845		$325,891,425		$40,359,067

Investments in securities, at value	$591,229,590	(a)	$312,700,686		$38,610,107
Income receivable	4,182,719		4,014,729		593,704
Foreign tax reclaim receivable	1,561		—		—
Due from advisor	—		—		1,642
Receivable for shares sold	9,705,311		2,553,900		26,000
Prepaid assets	31,665		28,261		18,761

TOTAL ASSETS	605,150,846		319,297,576		39,250,214

LIABILITIES:
Collateral for securities on loan	22,502,460		—		—
Payable for investments purchased	—		1,027,025		—
Income distribution payable	908,857		507,783		13,179
Payable for shares redeemed	92,124		2,420,966		3,606
Payable for Trustees’ fees	4,760		4,862		4,862
Payable for administration fees	13,396		7,404		928
Payable for distribution services fees	372		3,042		952
Payable for shareholder services fees	149		—		—
Payable for investment advisory fees	153,084		81,985		—
Other accrued expenses	159,417		118,957		72,299

TOTAL LIABILITIES	23,834,619		4,172,024		95,826

NET ASSETS	$581,316,227		$315,125,552		$39,154,388

NET ASSETS CONSIST OF:

Paid-in capital	$658,773,210		$335,957,800		$42,010,779
Distributable earnings (loss)	(77,456,983)		(20,832,248)		(2,856,391)

TOTAL NET ASSETS	$581,316,227		$315,125,552		$39,154,388

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$1,797,989		$14,789,465		$4,589,289

Shares outstanding (unlimited shares authorized)	209,545		1,216,396		471,031

Net Asset Value per share	$8.58		$12.16		$9.74

Offering Price per share*	$8.98	**	$12.73	**	$10.20	**

Class I
Net Assets	$579,518,238		$300,336,087		$34,565,099

Shares outstanding (unlimited shares authorized)	68,700,845		24,691,589		3,545,332

Net Asset Value and Offering Price per share	$8.44		$12.16		$9.75

(a)	Including $21,542,679 of securities on loan (Note 2).
*	See “How are Shares Priced?" in the Prospectus.
**	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

31	STATEMENTS OF OPERATIONS

Year Ended April 30, 2024	Wilmington Broad Market Bond Fund	Wilmington Municipal Bond Fund	Wilmington New York Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$272,808	$487,536	$34,875
Interest	19,661,881	8,889,397	1,082,960
Securities lending income, net	48,158	—	—

TOTAL INVESTMENT INCOME	19,982,847	9,376,933	1,117,835

EXPENSES:
Investment advisory fees	2,508,647	1,466,882	191,847
Administration fees	159,299	93,168	11,387
Portfolio accounting and administration fees	156,784	104,125	34,645
Custodian fees	13,818	5,397	1,897
Transfer and dividend disbursing agent fees and expenses	14,532	15,052	2,516
Trustees’ fees	62,234	62,234	62,234
Professional fees	117,256	114,135	112,196
Distribution services fee—Class A	4,773	38,807	12,406
Shareholder services fee—Class A	4,773	38,807	12,406
Share registration costs	37,068	34,906	12,290
Printing and postage	25,935	14,845	9,485
Miscellaneous	45,080	40,579	19,574

TOTAL EXPENSES	3,150,199	2,028,937	482,883

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(743,770)	(396,812)	(217,813)
Waiver of shareholder services fee—Class A	(2,864)	(38,807)	(12,406)

TOTAL WAIVERS AND REIMBURSEMENTS	(746,634)	(435,619)	(230,219)

Net expenses	2,403,565	1,593,318	252,664

Net investment income	17,579,282	7,783,615	865,171

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(2,523,943)	(2,310,318)	(817,609)
Net change in unrealized appreciation (depreciation) on investments	(21,110,292)	(505,555)	365,622

Net realized and unrealized gain (loss)	(23,634,235)	(2,815,873)	(451,987)

Change in net assets resulting from operations	$(6,054,953)	$4,967,742	$413,184

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	32

	Wilmington Broad Market Bond Fund		Wilmington Municipal Bond Fund

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023

OPERATIONS:
Net investment income	$17,579,282	$13,422,643	$7,783,615	$6,455,599
Net realized gain (loss)	(2,523,943)	(1,389,476)	(2,310,318)	(3,507,838)
Net change in unrealized appreciation (depreciation)	(21,110,292)	(13,711,445)	(505,555)	6,174,791

Change in net assets resulting from operations	(6,054,953)	(1,678,278)	4,967,742	9,122,552

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(54,551)	(51,252)	(333,396)	(307,455)
Class I	(17,796,340)	(13,800,456)	(7,450,225)	(6,148,073)

Total distributions to shareholders	(17,850,891)	(13,851,708)	(7,783,621)	(6,455,528)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	13,466	4,398	120,565	74,402
Class I	130,977,839	138,135,255	81,437,324	156,929,028
Distributions reinvested
Class A	51,931	48,598	281,011	259,919
Class I	8,094,941	6,652,102	1,489,172	1,292,031
Cost of shares redeemed
Class A	(202,286)	(644,010)	(2,202,749)	(1,709,134)
Class I	(85,819,233)	(150,077,210)	(102,733,901)	(141,612,365)

Change in net assets resulting from share transactions	53,116,658	(5,880,867)	(21,608,578)	15,233,881

Change in net assets	29,210,814	(21,410,853)	(24,424,457)	17,900,905
NET ASSETS:
Beginning of year	552,105,413	573,516,266	339,550,009	321,649,104

End of year	$581,316,227	$552,105,413	$315,125,552	$339,550,009

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	1,532	491	9,808	6,166
Class I	15,306,672	15,779,027	6,706,119	12,922,540
Distributions reinvested
Class A	5,957	5,450	23,177	21,476
Class I	944,555	759,267	122,751	106,705
Shares redeemed
Class A	(23,135)	(72,183)	(183,516)	(141,071)
Class I	(9,984,221)	(16,980,125)	(8,477,952)	(11,735,846)

Net change resulting from share transactions	6,251,360	(508,073)	(1,799,613)	1,179,970

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

33	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington New York Municipal Bond Fund

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS:
Net investment income	$865,171	$829,574
Net realized gain (loss)	(817,609)	(280,917)
Net change in unrealized appreciation (depreciation)	365,622	786,657

Change in net assets resulting from operations	413,184	1,335,314

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(89,825)	(81,040)
Class I	(775,417)	(748,542)

Total distributions to shareholders	(865,242)	(829,582)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	3,482	8,739
Class I	2,743,903	4,392,474
Distributions reinvested
Class A	81,846	70,051
Class I	603,091	544,724
Cost of shares redeemed
Class A	(664,946)	(467,287)
Class I	(8,792,523)	(12,908,995)

Change in net assets resulting from share transactions	(6,025,147)	(8,360,294)

Change in net assets	(6,477,205)	(7,854,562)
NET ASSETS:
Beginning of year	45,631,593	53,486,155

End of year	$39,154,388	$45,631,593

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	357	901
Class I	280,573	448,846
Distributions reinvested
Class A	8,418	7,213
Class I	61,992	56,051
Shares redeemed
Class A	(67,975)	(48,016)
Class I	(906,631)	(1,330,851)

Net change resulting from share transactions	(623,266)	(865,856)

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	34

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
CLASS A
Net Asset Value, Beginning of Year	$ 8.96	$ 9.23	$10.25	$10.39	$ 9.71
Income (Loss) From Operations:
Net Investment Income(a)	0.25	0.19	0.15	0.15	0.21
Net Realized and Unrealized Gain (Loss)	(0.38)	(0.26)	(0.99)	(0.10)	0.69
Total Income (Loss) From Operations	(0.13)	(0.07)	(0.84)	0.05	0.90
Less Distributions From:
Net Investment Income	(0.25)	(0.20)	(0.18)	(0.18)	(0.22)
Net Realized Gains	—	—	—	(0.01)	—
Total Distributions	(0.25)	(0.20)	(0.18)	(0.19)	(0.22)
Net Asset Value, End of Year	$ 8.58	$ 8.96	$ 9.23	$10.25	$10.39

Total Return(b)	(1.46)%	(0.71)%	(8.37)%	0.51%	9.35%
Net Assets, End of Year (000’s)	$1,798	$2,018	$2,691	$2,234	$3,242
Ratios to Average Net Assets
Gross Expense(c)	1.06%	1.07%	1.06%	1.06%	1.07%
Net Expense(c),(d)	0.77%	0.77%	0.77%	0.81%	0.83%
Net Investment Income	2.81%	2.16%	1.45%	1.46%	2.06%
Portfolio Turnover Rate	18%	24%	26%	34%	46%

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
CLASS I
Net Asset Value, Beginning of Year	$ 8.81	$ 9.08	$ 10.08	$ 10.22	$ 9.55
Income (Loss) From Operations:
Net Investment Income(a)	0.27	0.22	0.18	0.18	0.24
Net Realized and Unrealized Gain (Loss)	(0.37)	(0.26)	(0.97)	(0.09)	0.68
Total Income (Loss) From Operations	(0.10)	(0.04)	(0.79)	0.09	0.92
Less Distributions From:
Net Investment Income	(0.27)	(0.23)	(0.21)	(0.22)	(0.25)
Net Realized Gains	—	—	—	(0.01)	—
Total Distributions	(0.27)	(0.23)	(0.21)	(0.23)	(0.25)
Net Asset Value, End of Year	$ 8.44	$ 8.81	$ 9.08	$ 10.08	$ 10.22

Total Return(b)	(1.09)%	(0.42)%	(8.02)%	0.83%	9.74%
Net Assets, End of Year (000’s)	$579,518	$550,087	$570,825	$623,556	$535,825
Ratios to Average Net Assets
Gross Expense(c)	0.56%	0.57%	0.56%	0.75%	0.82%
Net Expense(c),(d)	0.43%	0.43%	0.43%	0.47%	0.49%
Net Investment Income	3.15%	2.51%	1.79%	1.79%	2.40%
Portfolio Turnover Rate	18%	24%	26%	34%	46%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

35	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MUNICIPAL BOND FUND

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
CLASS A

Net Asset Value, Beginning of Year	$ 12.25	$ 12.12	$ 13.41	$ 12.72	$ 13.22
Income (Loss) From Operations:
Net Investment Income(a)	0.26	0.22	0.19	0.20	0.25
Net Realized and Unrealized Gain (Loss)	(0.09)	0.13	(1.25)	0.70	(0.28)
Total Income (Loss) From Operations	0.17	0.35	(1.06)	0.90	(0.03)
Less Distributions From:
Net Investment Income	(0.26)	(0.22)	(0.19)	(0.21)	(0.25)
Net Realized Gains	—	—	(0.04)	—	(0.22)
Total Distributions	(0.26)	(0.22)	(0.23)	(0.21)	(0.47)
Net Asset Value, End of Year	$ 12.16	$ 12.25	$ 12.12	$ 13.41	$ 12.72

Total Return(b)	1.42%	2.92%	(8.08)%	7.05%	(0.36)%
Net Assets, End of Year (000’s)	$14,790	$16,745	$17,942	$23,716	$24,052
Ratios to Average Net Assets
Gross Expense(c)	1.10%	1.11%	1.08%	1.10%	1.09%
Net Expense(c),(d)	0.73%	0.74%	0.74%	0.74%	0.74%
Net Investment Income	2.15%	1.81%	1.42%	1.53%	1.90%
Portfolio Turnover Rate	19%	28%	23%	24%	81%
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
CLASS I

Net Asset Value, Beginning of Year	$ 12.26	$ 12.13	$ 13.42	$ 12.73	$ 13.23
Income (Loss) From Operations:
Net Investment Income(a)	0.29	0.25	0.22	0.24	0.29
Net Realized and Unrealized Gain (Loss)	(0.10)	0.13	(1.25)	0.69	(0.28)
Total Income (Loss) From Operations	0.19	0.38	(1.03)	0.93	0.01
Less Distributions From:
Net Investment Income	(0.29)	(0.25)	(0.22)	(0.24)	(0.29)
Net Realized Gains	—	—	(0.04)	—	(0.22)
Total Distributions	(0.29)	(0.25)	(0.26)	(0.24)	(0.51)
Net Asset Value, End of Year	$ 12.16	$ 12.26	$ 12.13	$ 13.42	$ 12.73

Total Return(b)	1.60%	3.18%	(7.83)%	7.32%	(0.10)%
Net Assets, End of Year (000’s)	$300,336	$322,805	$303,707	$338,952	$316,617
Ratios to Average Net Assets
Gross Expense(c)	0.60%	0.61%	0.59%	0.79%	0.84%
Net Expense(c),(d)	0.48%	0.49%	0.49%	0.49%	0.49%
Net Investment Income	2.40%	2.06%	1.67%	1.78%	2.14%
Portfolio Turnover Rate	19%	28%	23%	24%	81%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

April 30, 2024 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	36

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
CLASS A

Net Asset Value, Beginning of Year	$ 9.83	$ 9.71	$ 10.69	$10.20	$10.43
Income (Loss) From Operations:
Net Investment Income(a)	0.18	0.15	0.13	0.14	0.15
Net Realized and Unrealized Gain (Loss)	(0.09)	0.12	(0.95)	0.51	(0.16)
Total Income (Loss) From Operations	0.09	0.27	(0.82)	0.65	(0.01)
Less Distributions From:
Net Investment Income	(0.18)	(0.15)	(0.13)	(0.14)	(0.15)
Net Realized Gains	—	—	(0.03)	(0.02)	(0.07)
Total Distributions	(0.18)	(0.15)	(0.16)	(0.16)	(0.22)
Net Asset Value, End of Year	$ 9.74	$ 9.83	$ 9.71	$10.69	$10.20

Total Return(b)	0.90%	2.79%	(7.74)%	6.38%	(0.12)%
Net Assets, End of Year (000’s)	$4,589	$5,212	$5,536	$6,789	$7,251
Ratios to Average Net Assets
Gross Expense(c)	1.57%	1.53%	1.37%	1.34%	1.34%
Net Expense(c),(d)	0.81%	0.82%	0.82%	0.82%	0.82%
Net Investment Income	1.81%	1.52%	1.24%	1.31%	1.43%
Portfolio Turnover Rate	29%	6%	7%	14%	60%
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
CLASS I

Net Asset Value, Beginning of Year	$ 9.84	$ 9.72	$ 10.70	$ 10.20	$ 10.43
Income (Loss) From Operations:
Net Investment Income(a)	0.20	0.17	0.16	0.16	0.18
Net Realized and Unrealized Gain (Loss)	(0.09)	0.12	(0.95)	0.53	(0.16)
Total Income (Loss) From Operations	0.11	0.29	(0.79)	0.69	0.02
Less Distributions From:
Net Investment Income	(0.20)	(0.17)	(0.16)	(0.17)	(0.18)
Net Realized Gains	—	—	(0.03)	(0.02)	(0.07)
Total Distributions	(0.20)	(0.17)	(0.19)	(0.19)	(0.25)
Net Asset Value, End of Year	$ 9.75	$ 9.84	$ 9.72	$ 10.70	$ 10.20

Total Return(b)	1.15%	3.04%	(7.50)%	6.74%	0.13%
Net Assets, End of Year (000’s)	$34,565	$40,420	$47,950	$59,887	$54,979
Ratios to Average Net Assets
Gross Expense(c)	1.07%	1.03%	0.87%	1.03%	1.09%
Net Expense(c),(d)	0.56%	0.57%	0.57%	0.57%	0.57%
Net Investment Income	2.06%	1.77%	1.49%	1.55%	1.68%
Portfolio Turnover Rate	29%	6%	7%	14%	60%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund may invest in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	Net expenses reflect fee waivers/expense reimbursements by the advisor and/or other service providers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2024

37	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2024

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 funds, 3 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

(d) Diversified

(n) Non-diversified

The Funds offer Class A and Class I shares. All shares of the Trust have equal rights with respect to voting, except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Board of Trustees (“Trustees”) has adopted Valuation Policies and Procedures (“Valuation Procedures”) and has delegated responsibilities to Wilmington Funds Management Corporation (“WFMC” or the “Advisor”), in its role as the Trust’s investment advisor, with respect to the valuation of the Funds’ investments. The Advisor, acting through its Pricing Committee, carries out all of the functions set forth below to determine fair value in good faith with respect to a Fund’s investments. The fair value of the Funds’ portfolio securities are determined as follows:

●	investments in open-end regulated investment companies are valued at NAV;

●

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

●	for all other securities, at fair value as determined by the Advisor in accordance with the Valuation Procedures.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, investments in open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with the Valuation Procedures. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	38

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2024, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

Broad Market Bond Fund
Bank of America Securities, Inc.	$4,162,954	$4,162,954	$—	$—
Bank of Montreal	1,770,949	1,770,949	—	—
BNP Paribas SA	4,162,954	4,162,954	—	—
HSBC Securities USA, Inc.	4,079,695	4,079,695	—	—
Nomura Securities International, Inc.	4,162,954	4,162,954	—	—
RBC Dominion Securities, Inc.	4,162,954	4,162,954	—	—

	$22,502,460	$22,502,460	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net exposure represents the receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with the Valuation Procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The

ANNUAL REPORT / April 30, 2024

39	NOTES TO FINANCIAL STATEMENTS (continued)

Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolios of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2024, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)

Broad Market Bond Fund	$21,542,679	$21,542,679	$—

(1)

Collateral with a value of $22,502,460 has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the for the year ended April 30, 2024.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to paydown gains (losses) on mortgage-backed securities, premium amortization on callable debt securities and wash sales. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2024, there were no such reclassifications.

The tax character of distributions for the corresponding fiscal year ended April 30, were as follows:

Fund	Ordinary Income*	2024 Tax Exempt Income	Long-Term Capital Gains	Ordinary Income*	2023 Tax Exempt Income	Long-Term Capital Gains

Broad Market Bond Fund	$17,850,891	$ —	$—	$13,851,708	$ —	$—
Municipal Bond Fund	204,585	7,579,036	—	292,933	6,162,595	—
New York Municipal Bond Fund	30,275	834,967	—	18,276	811,306	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)

Broad Market Bond Fund	$662,049,607	$355,636	$(71,175,653)	$(70,820,017)
Municipal Bond Fund	325,924,464	903,958	(14,127,736)	(13,223,778)
New York Municipal Bond Fund	40,359,070	52,985	(1,801,948)	(1,748,963)

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	40

As of April 30, 2024, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Other Timing Differences*	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings

Broad Market Bond Fund	$1,116,605	$ —	$—	$(908,857)	$(70,820,017)	$(6,844,714)	$—	$(77,456,983)
Municipal Bond Fund	—	496,970	—	(507,783)	(13,223,778)	(7,597,657)	—	(20,832,248)
New York Municipal Bond Fund	—	12,907	—	(13,179)	(1,748,963)	(1,107,156)	—	(2,856,391)

*	Other timing differences are comprised primarily of dividends payable to Fund shareholders, which for tax reporting purposes are not recognized until paid.

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of April 30, 2024, character of capital loss carryforwards were as follows:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards

Broad Market Bond Fund	$(2,029,235)	$(4,815,479)	$(6,844,714)
Municipal Bond Fund	(1,239,101)	(6,358,556)	(7,597,657)
New York Municipal Bond Fund	(91,419)	(1,015,737)	(1,107,156)

For the year ended April 30, 2024, the Funds did not utilize any capital loss carryforwards.

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – WFMC serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

Broad Market Bond Fund	0.45%
Municipal Bond Fund	0.45%
New York Municipal Bond Fund	0.45%

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2024 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations

Fund	Class A	Class I

Broad Market Bond Fund	0.78%	0.43%
Municipal Bond Fund*	0.72%	0.47%
New York Municipal Bond Fund**	0.81%	0.56%

*	Prior to August 31, 2023, the Municipal Bond Fund’s contractual expense limitation was 0.74% and 0.49% for Class A and Class I, respectively.

**	Prior to August 31, 2023, the New York Municipal Bond Fund’s contractual expense limitation was 0.82% and 0.57% for Class A and Class I, respectively.

ANNUAL REPORT / April 30, 2024

41	NOTES TO FINANCIAL STATEMENTS (continued)

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. BNYM fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. WFMC fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2024, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2024, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees paid by the Funds as follows:

Fund	Distribution Fees

Broad Market Bond Fund	$ 57
Municipal Bond Fund	4,737
New York Municipal Bond Fund	57

Sales Charges – The Funds’ Class A shares bear front-end sales charges.

For the year ended April 30, 2024, M&T received sales charges on the sale of Class A shares as follows:

Fund	Sales Charges

Municipal Bond Fund	$23
New York Municipal Bond Fund	22

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of the Funds’ Class A shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts.

M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Funds’ Class A shares. The Funds may reduce the maximum amount of shareholder service fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2024, M&T received shareholder service fees, net of waivers, paid by the Funds as follows:

Fund	Shareholder Services Fees

Broad Market Bond Fund	$23

During the year ended April 30, 2024, unaffliated financial intermediaries waived $269 of shareholder servicing fees to which they were entitled.

April 30, 2024 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	42

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2024 were as follows:

Fund	Purchases	Sales

Broad Market Bond Fund	$44,490,683	$53,181,688
Municipal Bond Fund	62,346,288	77,800,103
New York Municipal Bond Fund	12,006,075	16,296,661

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2024 were as follows:

Fund	Purchases	Sales

Broad Market Bond Fund	$90,808,214	$45,712,830

6.	MARKET RISK IN GENERAL

There is a risk that the value of a Fund’s investments may decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by a Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

The principal risks of investing in the Funds are described more fully in the Funds’ prospectus.

7.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

8.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed and became effective March 28, 2024. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the highest of (a) the federal funds effective rate for such day, (b) the Daily Simple Secured Overnight Financing Rate (SOFR) for such day plus 0.10%, or (c) zero percent. The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. Commitment fees allocated to the Funds are included in Miscellaneous expenses on the statement of operations. The LOC expires on March 26, 2025.

The Funds did not utilize the LOC during the year ended April 30, 2024.

ANNUAL REPORT / April 30, 2024

43	NOTES TO FINANCIAL STATEMENTS (concluded)

9.	NEW REGULATORY PRONOUNCEMENTS

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds. The rule and form amendments will require mutual funds to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The compliance date for the amendments is for shareholder reports filed with the SEC on or after July 24, 2024.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

April 30, 2024 / ANNUAL REPORT

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (three of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024 and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 28, 2024

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

ANNUAL REPORT / April 30, 2024

45

SHAREHOLDER PROXY RESULTS

A special meeting of the shareholders (the “Meeting”) of the Funds of the Wilmington Funds (the “Trust”) was held at 2:00 p.m. Eastern Time on February 15, 2024, at the principal executive offices of Wilmington Funds Management Corporation, the investment advisor to the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The purpose of the Meeting was to vote on the following proposal:

1.	To elect Gregory P. Chandler, Donald E. Foley, and Valerie J. Sill as Independent Trustees of the Trust; and Eric W. Taylor as an Interested Trustee of the Trust (together, the “Trustees”).

All shareholders of record at the close of business on December 13, 2023 were entitled to attend or submit proxies. As of the record date the Trust had 12,602,869,323 shares outstanding and 4,393,711,349 shares were voted by shareholders in person or represented by proxy entitled to vote at the Meeting. A quorum for the Meeting was met with approximately 34.9% of the shares voted at the Meeting.

At the Meeting, shareholders of the Trust approved the election of the following Trustees. The results of the voting for the proposal were as follows:

Independent Trustees	Votes For	Votes Withheld	% of Votes For

Gregory P. Chandler	4,334,311,607	59,399,742	98.65%

Donald E. Foley	4,331,740,982	61,970,367	98.59%

Valerie J. Sill	4,336,822,269	56,889,080	98.71%

Interested Trustees	Votes For	Votes Withheld	% of Votes For

Eric W. Taylor	4,392,738,859	972,490	99.98%

April 30, 2024 (unaudited) / ANNUAL REPORT

46

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 10 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Eric W. Taylor* Birth year: 1981 TRUSTEE Began serving: October 2022 PRESIDENT Began serving: August 2022

Principal Occupations: Executive Vice President, Head of Investment Implementation and Investment Advisor Services, Manufactures and Traders Trust Co. (August 2018—present).

Previous Positions: Director of Investment Planning and Portfolio Implementation (2017-2018); Regional Investment Advisory Lead and Regional Investment Implementation Officer (2013-2017); Senior Investment Advisory (2009-2013), Manufactures and Traders Trust Co.

Other Directorships Held: None

*  Eric W. Taylor is “interested” due to his current affiliation with Wilmington Trust, N.A., a subsidiary of M&T Bank Corporation and parent company of WFMC and WTIA, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Donald E. Foley Birth year: 1951 CHAIRMAN Began serving: January 2023 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (111 Funds) (2014 to present); Trustee, 1290 Funds (15 portfolios) (2017 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (2012 to 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

ANNUAL REPORT / April 30, 2024 (unaudited)

47	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Herspiegel Consulting LLC (pharmaceutical consulting) (2020 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019).

Previous Positions: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (March 2020 to November 2020); Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to 2021); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

H. Thomas McMeekin Birth year: 1953 TRUSTEE Began serving: April 2024

Principal Occupations: Managing Partner and Founder, Griffin Investments, LLC (asset management) (2000 to present); CEO of Blue Key Services, LLC, (2015 to present).

Other Directorships Held: Trustee, EQ Advisors Trust (III Funds), 1290 Funds (15 portfolios) (registered investment companies) (2014 to present).

Previous Positions: Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation; and Senior Managing Director of AIG Asset Management (2009 to 2012).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Senior Vice President, Wilmington Funds Management Corporation (2005 to present); Senior Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Kaushik Goswami Birth year: 1973 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER Began serving: October 2021

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Senior Vice President, M&T Bank.

Previous Positions: Vice President and Compliance Advisor, M&T Bank (2019-2021); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2015-2019).

April 30, 2024 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	48

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Senior Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Senior Vice President and Assistant Secretary, Wilmington Funds; Wilmington Funds Management Corporation (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Senior Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Charles S. Todd Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1971 CHIEF EXECUTIVE OFFICER Began serving: June 2022

Principal Occupation: Managing Director, Fund Officers, ACA Group, previously Foreside Financial Group (2008 to present).

Previous Positions: Vice President, Co-Director, Financial Reporting, J.P. Morgan (2000 to 2008).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020

Principal Occupation: Senior Principal Consultant and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).

Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

ANNUAL REPORT / April 30, 2024 (unaudited)

49

Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 21, 2024, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2023. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third-party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third-party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended April 30, 2024. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

April 30, 2024 (unaudited) / ANNUAL REPORT

50

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

ANNUAL REPORT / April 30, 2024 (unaudited)

51

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

March 21, 2024

The Wilmington Funds, their distributor, and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure. In accordance with current regulations, the Funds will: collect from customers only the non-public personal information needed to conduct the Funds’ business; ensure the security and confidentiality of customer records and information; protect against unauthorized access to or use of customer records and information; protect against any anticipated threats or hazards to the security or integrity of customer records and information; and require companies that service the Funds to have an information security program in place that is reasonably designed to safeguard customer records and information.

Information Collected by the Funds

The Funds collect nonpublic personal information about you from the following sources:

●

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security or taxpayer identification number, date of birth, assets, income, account balances, and investment activity.

●

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence, and other communications. Examples of this information include specific investments and your account balances.

●	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Practices

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

●

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

●

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

●

We may disclose some or all the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting, or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and direct such third parties to only use your information for the purpose it was provided. We require these third parties to treat your personal information with the same high degree of confidentiality that we do.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this Notice.

Information Security

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information, and to have an information security program in place that is reasonably designed to safeguard customer records and information. We do not permit third parties to use that information for their own or any other purposes, or rent, sell, trade, or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third-party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

April 30, 2024 (unaudited) / ANNUAL REPORT

52

Employee Access to Information

Our Code of Ethics, which applies to all employees, restricts the use of customer information, and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information to service a customer’s account or comply with legal requirements.

Visiting the Funds’ Website

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

●	Information or data entered into a website will be retained only as long as needed to fulfill the business purpose(s).

●

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit the Funds’ website, so you don’t have to resubmit personal information. Cookies provide faster access into the website.

●

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

●	You can find additional information in the Wilmington Trust Digital Privacy Notice.

E-mail

If you have opted to receive information from the Funds by e-mail, it is our policy to include instructions in all e-mail messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mails on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to the Funds or its agents. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836- 2211.

What You Can Do

The safety and security of your Personal Information also depends on you. You are responsible for keeping your account information, such as your account number and login information for our website, confidential. For your protection, we recommend that you do not provide your account information to anyone except a representative of the Funds as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

Surveys/Aggregate Data

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Notice

The effective date of this Notice is March 21, 2024. We reserve the right to modify this Notice at any time. When it is revised, reviewed or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this Notice.

ANNUAL REPORT / April 30, 2024 (unaudited)

Investment Advisor Distributor Wilmington Funds Management Corp. ALPS Distributors, Inc. 1100 North Market Street 1290 Broadway, Suite 1100 9th Floor Denver, CO 80203 Wilmington, DE 19890 Fund Accountant, Co-Administrator, Transfer Agent Sub-Advisor and Dividend Disbursing Agent Wilmington Trust Investment Advisors, Inc. BNY Mellon Investment Servicing (U.S.) Inc. 1100 North Market Street 301 Bellevue Parkway 9th Floor Wilmington, DE 19809 Wilmington, DE 19890 Independent Registered Public Accounting Firm Co-Administrator PricewaterhouseCoopers LLP Wilmington Funds Management Corp. Two Commerce Square 1100 North Market Street 2001 Market Street, Suite 1800 9th Floor Philadelphia, PA 19103 Wilmington, DE 19890 Custodian The Bank of New York Mellon 240 Greenwich Street New York, NY 10286 WT-AR-FI-0424 Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-836-2211, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that each of the following members of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item: Gregory P. Chandler, Donald E. Foley and Valerie J. Sill.

Item 4. Principal Accountant Fees and Services.

(a)

The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2024 - $433,285

Fiscal year ended 2023 - $408,843

(b)

Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2024 - $0

Fiscal year ended 2023 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $,0 respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2024 - $208,485

Fiscal year ended 2023 - $90,778

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2024 - $0

Fiscal year ended 2023 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit

Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)

The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant or to its accountant during the fiscal year in which the services are provided;

(2)

Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)

No services identified in items 4(b) through 4(d) were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the fiscal years ended April 30, 2024 and 2023.

(f)	Not Applicable.

(g)

Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2024 – $208,485

Fiscal year ended 2023 – $90,778

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Wilmington Funds

By (Signature and Title)*	/s/ Charles S. Todd
Charles S. Todd
(Principal Executive Officer)

Date: July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Charles S. Todd
Charles S. Todd
(Principal Executive Officer)

Date: July 8, 2024

By (Signature and Title)*	/s/ Arthur W. Jasion
Arthur W. Jasion
(Principal Financial Officer)

Date: July 8, 2024

* Print the name and title of each signing officer under his or her signature.